UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22311

Schwab Strategic Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

Item 1: Report(s) to Shareholders.

Annual Report  |  February 28, 2018
Schwab U.S. REIT ETF™

                  Ticker Symbol  SCHH

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedule of Portfolio Holdings are sub-categories of Sector classifications.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended February 28, 2018
Schwab U.S. REIT ETF (Ticker Symbol: SCHH)
Market Price Return[1]	-9.85%
NAV Return[1]	-9.91%
Dow Jones U.S. Select REIT IndexTM	-9.88%
ETF Category: Morningstar Real Estate[2]	-7.45%
Performance Details	pages 8-10
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks are subject to greater volatility than many other asset classes.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Select REIT IndexTM is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
fund covered in this report.
Dear Shareholder,
Investors’ ability to follow the investing principle “ignore the noise” was put to the test in February. Amid inflation fears and concerns about higher interest rates, bond yields soared and stocks slid for two weeks, with some U.S. and European indices dropping around 10%.The turmoil exacerbated weakness among U.S. REITs, which have suffered recently in large part due to ongoing challenges among retailers. The bout of selling weighed on many U.S. real estate funds and the Schwab U.S. REIT ETF was no exception, posting a decline for the reporting period in line with its index.
No one can predict what will happen next, of course, but we may continue to see increased market volatility—especially compared to the unusually low volatility of recent years. During times of higher volatility, it can be tempting to veer from your financial plan. But sudden decisions made in reaction to events can prove costly over time.
Instead, we believe that now may be an opportune time to check in on your portfolio and evaluate whether your investments are still positioned to help you achieve your financial goals. When it comes to ETFs, that can include not only knowing that your provider is transparent and dedicated to keeping costs low, but also that it is committed to the business for the long haul. The ETF industry has grown rapidly in recent years with many new offerings, and it’s likely that some will not survive. In 2017, for instance, fund providers introduced 275 ETFs but also broke the record for ETF closures in a single year with 136.1 While ETFs close for a variety of reasons, some of the most common causes are lack of issuer support and lack of investor demand. Whatever the cause, an ETF closure tends to be bad for investors, as it can lead to surprise taxes and gains or losses.
At Charles Schwab Investment Management, we are selective in which ETFs we choose to launch and make a commitment to the ongoing support of every ETF we introduce. We work hard to help our shareholders build better portfolios, and that starts with providing funds that help form a solid foundation. We have a quarter-century of experience managing index investments and more than $100 billion under management in our index mutual funds and ETFs—all while offering some of the lowest expenses available in the industry today.
We’re here to serve our investors over the long-term—with funds that can simplify your investment decisions and help you implement your financial
[1]	ETF.com, “Record ETF Closures, Healthy Launch Levels,” Heather Bell, December 29, 2017.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
From the President (continued)

“ At Charles Schwab Investment Management, we are selective in which ETFs we choose to launch and make a commitment to the ongoing support of every ETF we introduce.”
plan. We appreciate that you have chosen Charles Schwab Investment Management, and we look forward to continuing to help you achieve your financial goals.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab U.S. REIT ETF, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Management views may have changed since the report date.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
The Investment Environment

Over the 12-month reporting period ended February 28, 2018, most U.S. REITs generated negative returns. The Retail sub-industry fell even further behind amid competition from e-commerce and increased store closings, while Industrials, driven by record occupancy and rents, remained a top performer and one of only two sectors with positive returns. The broader U.S. economy continued to strengthen, generally supporting property fundamentals, and although the Federal Reserve (Fed) raised short-term interest rates three times, monetary policy remained relatively accommodative. In this environment, the Dow Jones U.S. Select REIT IndexTM returned -9.88% for the 12-month reporting period, and the FTSE EPRA/NAREIT Global Index (Net)*, representing general trends in eligible real estate securities worldwide, returned 3.09%. The overall U.S. stock market, as measured by the S&P 500® Index, returned 17.10%.
U.S. economic growth generally strengthened over the reporting period. Gross domestic product (GDP) rebounded after a disappointing first quarter of 2017 and corporate earnings were strong throughout the 12-month reporting period. Consumer confidence also remained elevated and was especially evident in the residential housing market, with the Fannie Mae Home Purchase Sentiment Index® reaching an all-time high in January. REIT fundamentals, such as occupancy rates and rent growth, were solid over the reporting period, and moderated construction activity was balanced with adequate demand. However, while stable economic growth is generally positive for REITs, securities of companies in other industries tend to see clearer advantages from faster growth, and so can benefit more than REITs in periods of economic strength. Additionally, increasing inflation expectations toward the end of the reporting period contributed to rising bond yields, decreasing the appeal of REITs and other dividend-paying investments.
Asset Class Performance Comparison % returns during the 12 months ended February 28, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
The Investment Environment (continued)

During the 12-month reporting period, the Fed continued to take steps toward a more normalized monetary policy environment. Even with low levels of inflation, the Fed raised short-term interest rates in March, June, and December, each time by 0.25%, with the federal funds rate ending the reporting period in a range of 1.25% to 1.50%. As of the end of the reporting period, market expectations were for approximately three short-term interest rate hikes in 2018. The minutes from the Fed’s January meeting provided support for these expectations, indicating that “substantial underlying economic momentum,” combined with factors such as tax cuts and a positive global outlook, could sustain additional short-term interest rate increases this year. Additionally, the Fed announced plans to begin reducing the size of its approximately $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. This process began in October, and as expected, proved to be uneventful in late 2017 and early 2018.
Over the 12-month reporting period, U.S. REITs generally underperformed the overall equity market. Health Care REITs had the worst returns in the Dow Jones U.S. Select REIT IndexTM, due in large part to deteriorating fundamentals and supply growth outpacing demand. In addition, the Affordable Care Act resulted in a shift of financial risk from insurers to providers, adding pressure to this sector. By comparison, Industrial REITs continued to be a top performer and generated one of only two positive returns in the Dow Jones U.S. Select REIT IndexTM over the reporting period (Hotel & Resort REITs were the other positive contributor). Solid fundamentals and the continued rise of e-commerce propelled Industrial REITs, as did the steady U.S. economy and strong seaport and rail traffic volumes.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Fund Management

Christopher Bliss, CFA, Vice President and Head of the Passive Equity Team, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a Managing Director and Head of Americas Institutional Index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF as of February 28, 2018

The Schwab U.S. REIT ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Select REIT IndexTM (the index). The index is a float-adjusted market capitalization weighted index comprised of real estate investment trusts (REITs). The index generally includes REITs that own and operate income-producing commercial and/or residential real estate, derive at least 75% of the REIT’s total revenue from the ownership and operation of real estate assets, and have a minimum total market capitalization of $200 million at the time of its inclusion. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. REITs generated negative returns for the 12-month reporting period. The Federal Reserve raised short-term interest rates three times, while the U.S. economy continued to strengthen. Despite generally solid property fundamentals, concern surrounding rising interest rates and a focus on the broader equity market weighed on U.S. REITs, as well as on other dividend-paying investments. Within the index, Industrial REITs outperformed all other sub-industries, while Retail REITs underperformed by comparison.
Performance. For the 12-month reporting period ended February 28, 2018, the fund generally tracked the index. The fund’s market price return was -9.85% and its NAV return was -9.91%. (For an explanation of the market price and NAV returns, please refer to footnote 2 on the following page.) The index returned -9.88% for the same period.
Contributors and Detractors. Over the reporting period, only one sub-industry positively contributed to the total return of the fund. Industrial REITs, which includes REITs that own and manage industrial facilities and rent space in those properties to tenants, represented an average weight of approximately 8% of the fund’s investments and returned approximately 17%. One contributor within this sub-industry was Prologis, Inc., a logistics REIT. Prologis, Inc. benefitted from strong rent growth and occupancy levels, as well as an overall healthy business environment over the reporting period, and the fund’s holdings of Prologis, Inc. returned approximately 22%.
Hotel & Resort REITs also had a positive return for the reporting period but detracted from the total return of the fund due to the mix of individual companies’ weights and returns within the sub-industry. Hotel & Resort REITs were the smallest detractors from the fund’s total return, representing an average weight of approximately 8% and returning approximately 1%.
By comparison, Retail REITs were the largest detractors from the total return of the fund. Retail REITs represented an average weight of approximately 21% of the fund’s investments and returned approximately -18% over the reporting period. One detractor within this sub-industry was Simon Property Group, Inc., a self-administered and self-managed REIT focused primarily on malls. Simon Property Group, Inc. fell amid a general pullback in mall REITs due in large part to anchor store closures nationwide, with the fund’s holdings of this REIT returning approximately -13% for the reporting period.
Health Care REITs also detracted from the fund’s total return, representing an average weight of approximately 11% of the fund’s investments and returning approximately -23%.
Management views and portfolio holdings may have changed since the report date.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance and Fund Facts as of February 28, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (January 13, 2011 – February 28, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. REIT ETF (1/13/11)
Market Price Return[2]	-9.85%	5.60%	8.19%
NAV Return[2]	-9.91%	5.61%	8.19%
Dow Jones U.S. Select REIT IndexTM	-9.88%	5.72%	8.32%
ETF Category: Morningstar Real Estate[3]	-7.45%	5.41%	N/A
Fund Expense Ratio[4]: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks may be subject to greater volatility than many other asset classes.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Select REIT IndexTM is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (1/13/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Performance and Fund Facts as of February 28, 2018 (continued)

Statistics1
Number of Holdings	103
Weighted Average Market Cap (millions)	$15,642
Price/Earnings Ratio (P/E)	30.8
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate[2]	8%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2017 and held through February 28, 2018.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/17	Ending Account Value (Net of Expenses) at 2/28/18	Expenses Paid During Period 9/1/17-2/28/18[2]
Schwab U.S. REIT ETF
Actual Return	0.07%	$1,000.00	$ 911.50	$0.33
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.45	$0.35

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by 365 days of the fiscal year.
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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
Financial Statements
Financial Highlights
	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	3/1/13– 2/28/14
Per-Share Data
Net asset value at beginning of period	$42.08	$37.71	$40.04	$33.06	$31.96
Income (loss) from investment operations:
Net investment income (loss)	1.20 [1]	1.04 [1]	1.03 [1]	0.92	0.80
Net realized and unrealized gains (losses)	(5.28)	4.48	(2.38)	6.91	1.08
Total from investment operations	(4.08)	5.52	(1.35)	7.83	1.88
Less distributions:
Distributions from net investment income	(0.92)	(1.15)	(0.98)	(0.85)	(0.78)
Net asset value at end of period	$37.08	$42.08	$37.71	$40.04	$33.06
Total return	(9.91%)	14.74%	(3.41%)	24.04%	6.08%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07%	0.07%
Net investment income (loss)	2.93%	2.50%	2.70%	2.56%	2.52%
Portfolio turnover rate[2]	8%	14%	12%	15%	11%
Net assets, end of period (x 1,000)	$3,691,377	$3,037,968	$1,823,208	$1,269,306	$790,052

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
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Schwab U.S. REIT ETF  |  Annual Report
See financial notes

Schwab U.S. REIT ETF
Portfolio Holdings as of February 28, 2018

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Diversified REITs 2.8%
American Assets Trust, Inc.	256,149	8,125,046
Forest City Realty Trust, Inc., Class A	1,649,540	35,085,716
Liberty Property Trust	911,337	35,779,091
PS Business Parks, Inc.	122,276	13,555,517
Washington Real Estate Investment Trust	491,109	12,415,236
		104,960,606

Health Care REITs 9.6%
HCP, Inc.	2,900,337	62,763,293
Healthcare Realty Trust, Inc.	772,407	20,507,406
LTC Properties, Inc.	243,498	8,997,251
Quality Care Properties, Inc. *	579,492	7,179,906
Senior Housing Properties Trust	1,462,897	22,148,261
Universal Health Realty Income Trust	78,480	4,344,653
Ventas, Inc.	2,200,941	106,349,469
Welltower, Inc.	2,288,759	120,159,847
		352,450,086

Hotel & Resort REITs 8.4%
Apple Hospitality REIT, Inc.	1,292,223	21,954,869
Ashford Hospitality Prime, Inc.	201,423	1,732,238
Ashford Hospitality Trust, Inc.	546,515	3,011,298
Chatham Lodging Trust	284,464	5,174,400
Chesapeake Lodging Trust	369,746	9,561,632
DiamondRock Hospitality Co.	1,237,068	12,717,059
Hersha Hospitality Trust	249,633	4,193,834
Hospitality Properties Trust	1,012,856	25,767,057
Host Hotels & Resorts, Inc.	4,573,271	84,879,910
LaSalle Hotel Properties	697,708	17,114,777
Park Hotels & Resorts, Inc.	993,867	25,830,603
Pebblebrook Hotel Trust	425,526	14,472,139
RLJ Lodging Trust	1,077,992	21,355,021
Ryman Hospitality Properties, Inc.	315,439	21,752,673
Summit Hotel Properties, Inc.	640,143	8,430,683
Sunstone Hotel Investors, Inc.	1,388,564	20,036,979
Xenia Hotels & Resorts, Inc.	659,574	12,973,821
		310,958,993

Industrial REITs 9.1%
DCT Industrial Trust, Inc.	575,055	31,829,294
Duke Realty Corp.	2,201,003	54,518,844
EastGroup Properties, Inc.	212,699	17,235,000
First Industrial Realty Trust, Inc.	739,294	20,722,411
Prologis, Inc.	3,288,883	199,569,421
Rexford Industrial Realty, Inc.	481,963	13,013,001
		336,887,971

Office REITs 16.9%
Alexandria Real Estate Equities, Inc.	625,428	75,870,671
Boston Properties, Inc.	953,665	113,362,159
Brandywine Realty Trust	1,083,024	16,960,156
Security	Number of Shares	Value ($)
Columbia Property Trust, Inc.	740,805	15,430,968
Corporate Office Properties Trust	615,025	15,351,024
Cousins Properties, Inc.	2,587,595	21,580,542
Douglas Emmett, Inc.	983,600	35,163,700
Easterly Government Properties, Inc.	276,913	5,272,424
Equity Commonwealth *	765,400	22,518,068
Franklin Street Properties Corp.	670,538	5,424,652
Highwoods Properties, Inc.	637,901	27,436,122
Hudson Pacific Properties, Inc.	958,822	30,270,011
JBG SMITH Properties	576,722	18,829,973
Kilroy Realty Corp.	607,964	41,402,348
Mack-Cali Realty Corp.	550,768	9,302,472
NorthStar Realty Europe Corp.	342,226	3,518,083
Paramount Group, Inc.	1,261,695	17,600,645
Piedmont Office Realty Trust, Inc., Class A	888,344	15,954,658
SL Green Realty Corp.	572,849	55,520,525
Tier REIT, Inc.	295,447	5,489,405
Vornado Realty Trust	1,065,262	70,807,965
		623,066,571

Residential REITs 20.5%
American Campus Communities, Inc.	842,775	30,744,432
American Homes 4 Rent, Class A	1,553,966	29,820,608
Apartment Investment & Management Co., Class A	969,535	37,482,223
AvalonBay Communities, Inc.	853,535	133,168,531
Camden Property Trust	572,643	45,645,373
Education Realty Trust, Inc.	470,820	14,661,335
Equity LifeStyle Properties, Inc.	542,700	45,917,847
Equity Residential	2,271,594	127,731,731
Essex Property Trust, Inc.	408,109	91,347,037
Independence Realty Trust, Inc.	508,365	4,331,270
Invitation Homes, Inc.	1,763,308	38,351,949
Mid-America Apartment Communities, Inc.	702,186	60,261,602
Sun Communities, Inc.	490,877	42,981,190
UDR, Inc.	1,654,124	55,611,649
		758,056,777

Retail REITs 20.5%
Acadia Realty Trust	518,878	12,494,582
Brixmor Property Group, Inc.	1,880,316	29,220,111
CBL & Associates Properties, Inc.	1,046,795	4,846,661
Cedar Realty Trust, Inc.	552,531	2,193,548
DDR Corp.	1,891,763	14,755,751
Federal Realty Investment Trust	448,283	51,077,365
GGP, Inc.	3,858,103	81,676,041
Kimco Realty Corp.	2,631,329	39,364,682
Kite Realty Group Trust	526,276	7,967,819
Pennsylvania Real Estate Investment Trust	444,931	4,645,080
Ramco-Gershenson Properties Trust	488,800	5,758,064
Regency Centers Corp.	914,477	53,140,258
Retail Opportunity Investments Corp.	674,271	11,570,490
Retail Properties of America, Inc., Class A	1,401,428	16,761,079
Saul Centers, Inc.	74,528	3,646,655
Seritage Growth Properties, Class A (a)	160,387	6,062,629
Simon Property Group, Inc.	1,920,942	294,883,806
Tanger Factory Outlet Centers, Inc.	584,317	13,041,955

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Schwab U.S. REIT ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Taubman Centers, Inc.	375,219	21,935,303
The Macerich Co.	670,396	39,513,140
Urban Edge Properties	653,969	14,112,651
Washington Prime Group, Inc.	1,151,102	7,539,718
Weingarten Realty Investors	737,229	20,001,023
		756,208,411

Specialized REITs 12.0%
CubeSmart	1,116,796	29,941,301
Digital Realty Trust, Inc.	1,269,568	127,769,324
Extra Space Storage, Inc.	778,186	66,184,719
Life Storage, Inc.	287,434	22,580,815
National Storage Affiliates Trust	306,864	7,527,374
Public Storage	925,110	179,878,388
QTS Realty Trust, Inc., Class A	310,286	10,012,929
		443,894,850
Total Common Stock
(Cost $3,945,698,408)		3,686,484,265

Other Investment Companies 0.2% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.30% (b)	1,039,764	1,039,764

Security	Number of Shares	Value ($)
Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 1.29% (b)	5,643,959	5,643,959
Total Other Investment Companies
(Cost $6,683,723)		6,683,723

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Dow Jones U.S. Real Estate Index, expires 03/16/18	155	4,496,550	(53,801)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $5,140,762.
(b)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$3,686,484,265	$—	$—	$3,686,484,265
Other Investment Companies[1]	6,683,723	—	—	6,683,723
Liabilities
Futures Contracts[2]	(53,801)	—	—	(53,801)
Total	$3,693,114,187	$—	$—	$3,693,114,187
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2018. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab U.S. REIT ETF
Statement of Assets and Liabilities

As of February 28, 2018
Assets
Investments in unaffiliated issuers, at value (cost $3,946,738,172) including securities on loan of $5,140,762		$3,687,524,029
Collateral invested for securities on loan, at value (cost $5,643,959)		5,643,959
Deposit with broker for futures contracts		999,000
Receivables:
Fund shares sold		9,267,133
Dividends		3,038,437
Income from securities on loan	+	6,843
Total assets		3,706,479,401
Liabilities
Collateral held for securities on loan		5,643,959
Payables:
Investments bought		7,393,542
Investment adviser fees		199,904
Fund shares redeemed		1,854,032
Variation margin on futures contracts	+	10,850
Total liabilities		15,102,287
Net Assets
Total assets		3,706,479,401
Total liabilities	–	15,102,287
Net assets		$3,691,377,114
Net Assets by Source
Capital received from investors		3,962,785,972
Net investment income not yet distributed		24,103,436
Net realized capital losses		(36,244,350)
Net unrealized capital depreciation		(259,267,944)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,691,377,114		99,550,000		$37.08

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Schwab U.S. REIT ETF
Statement of Operations

For the period March 1, 2017 through February 28, 2018
Investment Income
Dividends		$106,606,068
Securities on loan, net	+	143,330
Total investment income		106,749,398
Expenses
Investment adviser fees		2,489,776
Total expenses	–	2,489,776
Net investment income		104,259,622
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(23,865,662)
Net realized gains on in-kind redemptions		28,941,674
Net realized gains on futures contracts	+	2,014,801
Net realized gains		7,090,813
Net change in unrealized appreciation (depreciation) on investments		(499,779,069)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(245,280)
Net change in unrealized appreciation (depreciation)	+	(500,024,349)
Net realized and unrealized losses		(492,933,536)
Decrease in net assets resulting from operations		($388,673,914)
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Schwab U.S. REIT ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/17-2/28/18		3/1/16-2/28/17
Net investment income		$104,259,622	$64,188,275
Net realized gains		7,090,813	28,034,704
Net change in unrealized appreciation (depreciation)	+	(500,024,349)	194,880,849
Increase (decrease) in net assets resulting from operations		(388,673,914)	287,103,828
Distributions to Shareholders
Distributions from net investment income		($81,189,390)	($71,668,635)

Transactions in Fund Shares
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		31,550,000	$1,293,274,077	27,750,000	$1,158,636,462
Shares redeemed	+	(4,200,000)	(170,001,738)	(3,900,000)	(159,311,136)
Net transactions in fund shares		27,350,000	$1,123,272,339	23,850,000	$999,325,326
Shares Outstanding and Net Assets
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		72,200,000	$3,037,968,079	48,350,000	$1,823,207,560
Total increase	+	27,350,000	653,409,035	23,850,000	1,214,760,519
End of period		99,550,000	$3,691,377,114	72,200,000	$3,037,968,079
Net investment income not yet distributed			$24,103,436		$1,033,152
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Schwab U.S. REIT ETF
Financial Notes

1. Business Structure of the Fund:
Schwab U.S. REIT ETF is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab U.S. REIT ETF	Schwab Emerging Markets Equity ETF™
Schwab U.S. Broad Market ETF™	Schwab U.S. TIPS ETF™
Schwab 1000 Index® ETF	Schwab Short-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap ETF™	Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Growth ETF™	Schwab U.S. Aggregate Bond ETF™
Schwab U.S. Large-Cap Value ETF™	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Mid-Cap ETF™	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Small-Cap ETF™	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Dividend Equity ETF™	Schwab Fundamental International Large Company Index ETF
Schwab International Equity ETF™	Schwab Fundamental International Small Company Index ETF
Schwab International Small-Cap Equity ETF™	Schwab Fundamental Emerging Markets Large Company Index ETF
The fund issues and redeems shares at its net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
Effective August 1, 2017, the fund adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAV, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of February 28, 2018 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreements. Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan. Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of February 28, 2018, the fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of February 28, 2018 are disclosed in the fund’s Portfolio Holdings. The value of the securities on loan and investment of cash collateral are also disclosed in the fund’s Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
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Schwab U.S. REIT ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Pursuant to the Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of the fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictable. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
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Schwab U.S. REIT ETF
Financial Notes (continued)

3. Risk Factors (continued):
Small-Cap Company Risk. Securities issued by small-cap companies may be risker than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. Due to the composition of the index, the fund concentrates its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The principal types of derivatives used by the fund are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivatives is also subject to credit risk, lack-of-availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to the fund’s daily NAV.)
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to the Advisory Agreement between CSIM and the trust.
For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.07% of the fund’s average daily net assets.
Investment from Affiliates
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of the fund that are owned by other Schwab funds as of February 28, 2018.
Schwab VIT Balanced Portfolio	0.1%
Schwab VIT Balanced with Growth Portfolio	0.2%
Schwab VIT Growth Portfolio	0.2%
Schwab Target 2010 Index Fund	0.0%*
Schwab Target 2015 Index Fund	0.0%*
Schwab Target 2020 Index Fund	0.0%*
Schwab Target 2025 Index Fund	0.1%
Schwab Target 2030 Index Fund	0.1%
Schwab Target 2035 Index Fund	0.1%
Schwab Target 2040 Index Fund	0.1%
Schwab Target 2045 Index Fund	0.0%*
Schwab Target 2050 Index Fund	0.0%*
Schwab Target 2055 Index Fund	0.0%*
Schwab Target 2060 Index Fund	0.0%*
*	Less than 0.05%
Interfund Transactions
The fund may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 28, 2018, the fund’s total aggregate security transactions with other Schwab funds was $38,338,027 and includes realized losses of $6,512,945.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The fund had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the fund.
State Street Bank and Trust Company (State Street) serves as the fund’s transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the fund’s shares.
State Street also serves as custodian and accountant for the fund. The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.
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Financial Notes (continued)

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility. Where applicable, CSIM paid the commitment fee and any interest expense charged on any borrowings by the fund, since these expenses are now included in the advisory fee.
On December 1, 2017, the fund became a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which terminates on November 30, 2018. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount of any fund borrowings. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense. Where applicable, CSIM paid any interest expense charged. The interest expense is determined based on a negotiated rate above the Federal Funds Rate.

8. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at February 28, 2018 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2018, the month-end average notional amounts of futures contracts held by the fund was $10,262,748 and the month-end average number of contracts held was 97.

9. Purchases and Sales of Investment Securities:
For the period ended February 28, 2018, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$359,309,244	$292,891,727

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of the fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.
The in-kind transactions for the period ended February 28, 2018, were as follows:
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Financial Notes (continued)

10. In-Kind Transactions (continued):
In-Kind Purchases of Securities	In-Kind Sales of Securities
$1,259,406,577	$137,882,126
For the period ended February 28, 2018, the fund realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the fund and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the fund’s tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 28, 2018 are disclosed in the fund’s Statement of Operations.

11. Federal Income Taxes
As of February 28, 2018, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$3,961,021,748
Gross unrealized appreciation	$130,639,217
Gross unrealized depreciation	(398,546,778)
Net unrealized appreciation (depreciation)	($267,907,561)
As of February 28, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$24,103,436
Net unrealized appreciation (depreciation) on investments	(267,907,561)
Net other unrealized appreciation (depreciation)	—
Total	($243,804,125)
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and realization for tax purposes of unrealized appreciation or depreciation on futures contracts. The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2018, the fund had non-expiring capital loss carryforwards of $27,604,733.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2018, the fund had no capital losses or late-year ordinary losses deferred.
The tax basis components of distributions paid during the current and prior fiscal years were:
Current period distributions
Ordinary income	$81,189,390
Long-term capital gains	—
Prior period distributions
Ordinary income	$71,668,635
Long-term capital gains	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
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Financial Notes (continued)

11. Federal Income Taxes (continued):
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of February 28, 2018, the fund made the following reclassifications:
Capital shares	$30,557,783
Undistributed net investment income	52
Net realized gains and losses	(30,557,835)
As of February 28, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2018, the fund did not incur any interest or penalties.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab U.S. REIT ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab U.S. REIT ETF (one of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 16, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of February 28, 2018
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of the fund, was at a discount or premium to such fund’s daily NAV. The “Market Price” of the fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of the fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. Shares are bought and sold at market prices, which may be higher or lower than the NAV. The data presented below represents past performance and cannot be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points

Commencement of trading
1/13/11 through 2/28/18	940	—	—	—	398	—	—	—
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Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Co-CEO, Colgin Cellars, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director (May 2008 – present), President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present), Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President, Charles Schwab & Co., Inc. (July 2015 – present); Chief Financial Officer (July 2015 – Aug. 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab U.S. REIT ETF
Glossary

ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
Dow Jones U.S. Select REIT Index  An index that is a float-adjusted market-capitalization weighted index comprised of real estate investment trusts (REITs). REITs are real estate companies that own and commonly operate income-producing commercial and/or residential real estate. The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.

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Schwab U.S. REIT ETF
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

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Schwab U.S. REIT ETF  |  Annual Report

Schwab U.S. REIT ETF
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab ETF™ direct investors:    1-800-435-4000
© 2017 Schwab ETFs. All rights reserved.

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Schwab U.S. REIT ETF
Schwab ETFs™

Schwab ETFs are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. TIPS ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Aggregate Bond ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-877-824-5615
© 2018 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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MFR60994-07
00207772

Annual Report  |  February 28, 2018
Schwab Fundamental Index* ETFs

Schwab Fundamental U.S. Broad Market Index ETF	FNDB
Schwab Fundamental U.S. Large Company Index ETF	FNDX
Schwab Fundamental U.S. Small Company Index ETF	FNDA
Schwab Fundamental International Large Company Index ETF	FNDF
Schwab Fundamental International Small Company Index ETF	FNDC
Schwab Fundamental Emerging Markets Large Company Index ETF	FNDE
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Condensed Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended February 28, 2018
Schwab Fundamental U.S. Broad Market Index ETF (Ticker Symbol: FNDB)
Market Price Return[1]	11.69%
NAV Return[1]	11.51%
Russell RAFITM US Index	11.72%
Russell 3000® Index	16.22%
ETF Category: Morningstar Large Value[2]	10.57%
Performance Details	pages 7-9

Schwab Fundamental U.S. Large Company Index ETF (Ticker Symbol: FNDX)
Market Price Return[1]	11.91%
NAV Return[1]	11.91%
Russell RAFITM US Large Company Index	12.12%
Russell 1000® Index	16.70%
ETF Category: Morningstar Large Value[2]	10.57%
Performance Details	pages 10-12

Schwab Fundamental U.S. Small Company Index ETF (Ticker Symbol: FNDA)
Market Price Return[1]	7.25%
NAV Return[1]	7.22%
Russell RAFITM US Small Company Index	7.34%
Russell 2000® Index	10.51%
ETF Category: Morningstar Small Blend[2]	8.55%
Performance Details	pages 13-15
Total Returns for the 12 Months Ended February 28, 2018
Schwab Fundamental International Large Company Index ETF (Ticker Symbol: FNDF)
Market Price Return[1]	18.79%
NAV Return[1]	19.19%
Russell RAFITM Developed ex US Large Company Index (Net)*	19.20%
MSCI EAFE® Index (Net)*	20.13%
ETF Category: Morningstar Foreign Large Value[2]	16.88%
Performance Details	pages 16-18

Schwab Fundamental International Small Company Index ETF (Ticker Symbol: FNDC)
Market Price Return[1]	22.18%
NAV Return[1]	22.47%
Russell RAFITM Developed ex US Small Company Index (Net)*	22.72%
S&P Developed ex-U.S. Small Cap Index (Net)*	25.51%
ETF Category: Morningstar Foreign Small/Mid Blend[2]	24.79%
Performance Details	pages 19-21

Schwab Fundamental Emerging Markets Large Company Index ETF (Ticker Symbol: FNDE)
Market Price Return[1]	21.94%
NAV Return[1]	22.32%
Russell RAFITM Emerging Markets Large Company Index (Net)*	22.88%
MSCI Emerging Markets Index (Net)*	30.51%
ETF Category: Morningstar Diversified Emerging Markets[2]	27.40%
Performance Details	pages 22-24
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFI™ Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental Index ETFs and are not in any way connected to them and do not accept any liability in relation to their issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of the funds. For full disclaimer please see the funds’ statement of additional information.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
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Schwab Fundamental Index ETFs
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
Investors’ ability to follow the investing principle “ignore the noise” was put to the test in February. Stocks slid for two weeks, with several U.S. and European indices dropping around 10% and some markets faring even worse. While markets recovered much of the lost ground by month’s end, the episode interrupted a period of steady gains. No one can predict what comes next, of course, and we may continue to see increased market volatility—especially compared to the unusually low volatility of recent years.
During times of higher volatility, it can be tempting to veer from your financial plan. But sudden decisions made in reaction to events can prove costly over time. Rather than making rash moves, we believe that now may be an opportune time to make sure your portfolio is adequately diversified to weather the market’s ups and downs.
With this in mind, we believe that the Schwab Fundamental Index ETFs can play an important role in a diversified portfolio. More than a decade ago, after seeing how Fundamental Indexing could complement other investment strategies, we launched our first Fundamental Index mutual funds. The Schwab Fundamental Index ETFs were launched six years later in 2013. Our Fundamental Index products all track indices within the Russell RAFI™ Index Series, which is based on the Fundamental Index methodology developed by Research Affiliates, LLC, a pioneer in the field of smart beta. The Schwab Fundamental Index ETFs utilize transparent, rules-based stock selection, using factors such as adjusted sales, retained operating cash flow, and dividends plus buybacks to evaluate companies. This can make the funds a compelling option for investors, helping to serve as a complement to market cap weighted and actively managed strategies.
The Schwab Fundamental Index ETFs are just one example of how we here at Charles Schwab Investment Management are working to help you build a strong foundation for reaching your financial goals. We’re here to serve you over the long-term—with funds that can simplify your investment decisions and help you implement your financial plan.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Fundamental Index ETFs, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The Schwab Fundamental Index ETFs are just one example of how we here at Charles Schwab Investment Management are working to help you build a strong foundation for reaching your financial goals.”
Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFI™ Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental Index ETFs and are not in any way connected to them and do not accept any liability in relation to their issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of the funds. For full disclaimer please see the funds’ statement of additional information.
Management views may have changed since the report date.
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Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
The Investment Environment

Over the 12-month reporting period ended February 28, 2018, equity markets performed well amid strong global growth and generally accommodative central bank policies, despite a global stock market pullback in early February and subsequent market volatility. Tax cuts in the U.S. and solid corporate earnings also supported global equity markets, driving several to record highs over the reporting period, while fears of rising inflation were a large contributor to February’s drop. Meanwhile, the U.S. dollar weakened against a basket of currencies over the reporting period, generally enhancing returns on overseas investments in U.S. dollar terms. In this environment, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 17.10%, while the Russell RAFI™ US Large Company Index returned 12.12% over the same timeframe. In the U.S. small-cap market, the Russell 2000® Index and the Russell RAFI™ US Small Company Index returned 10.51% and 7.34%, respectively. Internationally, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 20.13%, while the Russell RAFI™ Developed ex US Large Company Index (Net)* returned 19.20%. In emerging markets, the MSCI Emerging Markets Index (Net)* and the Russell RAFI™ Emerging Markets Large Company Index (Net)* returned 30.51% and 22.88%, respectively.
Economies around the globe strengthened over the reporting period. In the U.S., the labor market tightened further with the unemployment rate near a 17-year low and a pickup in wage growth in late 2017 and early 2018, spurring an increase in inflation expectations. Corporate earnings were generally strong throughout the reporting period, and gross domestic product (GDP) growth bounced back after a disappointing first quarter of 2017. Early in the reporting period, “hard” data, such as quarterly GDP numbers, and “soft” data, like consumer confidence and sentiment indices, were relatively disconnected from one another. For several months, “hard” data suggested only modest improvement in the U.S. economy while some “soft” data” measured at record highs. As the reporting period continued, however, the gap between these two types of data narrowed to reflect a relatively upbeat and steady economic picture. Expectations for tax reform and the eventual passage of the Tax Cuts and Jobs Act in late December also contributed to an overall positive U.S. economic outlook.
Asset Class Performance Comparison % returns during the 12 months ended February 28, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index ETFs
The Investment Environment (continued)

Outside the U.S., a recovering labor market, strong exports, and continued accommodative monetary policies contributed to strengthening GDP numbers for the eurozone in 2017. Germany led the eurozone in recovery and grew at its fastest pace in six years over 2017, driven by strong imports and exports and a bump in equipment investment. In Japan, increasing exports and rising consumption resulted in eight straight quarters of growth by the end of the fourth quarter of 2017—the country’s longest stretch of economic growth in 28 years. Emerging-market economies also improved over the reporting period amid stabilizing commodity prices and strengthening fundamentals. Economic growth in China remained fairly robust after concerns about slowing GDP weighed on the country earlier in 2017, while Brazil emerged from its worst recession on record, despite lingering challenges related to political corruption and national budget concerns.
During the 12-month reporting period, the Federal Reserve (Fed) continued to take steps toward a more normalized monetary policy environment in the U.S. Even with low levels of inflation, the Fed raised short-term interest rates in March, June, and December, each time by 0.25%, with the federal funds rate ending the reporting period in a range of 1.25% to 1.50%. As of the end of the reporting period, market expectations were for approximately three short-term interest rate hikes in 2018. The minutes from the Fed’s January meeting provided support for these expectations, indicating that “substantial underlying economic momentum,” combined with factors such as tax cuts and a positive global outlook, could sustain additional short-term interest rate increases this year. Additionally, the Fed announced plans to begin reducing the size of its approximately $4.5 trillion balance sheet in late 2017 by allowing securities to mature without reinvesting the proceeds. This process began in October, and as expected, proved to be uneventful in late 2017 and early 2018.
Many central banks outside the U.S. also kept their monetary policies generally accommodative, although several took steps to reign in some stimulative measures. With inflation forecasts remaining below targeted levels, the European Central Bank left interest rates unchanged and announced plans to maintain its bond buying program through at least September 2018, although it began scaling down its purchases earlier this year. The Bank of England raised interest rates in November for the first time in 10 years amid rising consumer prices, noting that another hike could come as soon as May 2018. In Asia, the Bank of Japan left monetary policy unchanged for the entirety of the reporting period, keeping interest rates negative and continuing to slowly reduce its bond buying as part of its yield curve management program. Meanwhile, the People’s Bank of China (PBOC) maintained its “prudent and neutral” policy stance. Over the reporting period, the PBOC raised borrowing rates for banks and for its medium-term lending facility, and also kept liquidity stable by injecting money into the market through various monetary instruments.
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Schwab Fundamental Index ETFs
Fund Management

Christopher Bliss, CFA, Vice President and Head of the Passive Equity Team, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a Managing Director and Head of Americas Institutional Index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF. He joined CSIM in 2008 and became a Portfolio Manager in September 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Schwab Equity Index Strategies team for four years. His first role with CSIM was as a trade operation specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF. Prior to joining CSIM in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years.
6
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF as of February 28, 2018

The Schwab Fundamental U.S. Broad Market Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI™ US Index (the index). This index measures the performance of the constituent companies by fundamental overall company scores that are created using the universe of companies in the Russell 3000® Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. stocks generated positive returns over the reporting period. Equity indices continued to reach record highs, propelled by strong global economic growth and expectations for tax cuts from Washington, as well as by solid corporate earnings. After an extended period of calm, market volatility returned in early February amid concerns surrounding higher inflation and rising interest rates, sending stocks sharply downward. Markets generally recovered in the remaining weeks of the reporting period, though volatility stayed elevated. Meanwhile, the Federal Reserve raised short-term interest rates in December for the fifth time in two years, and also began the process of paring down its $4.5 trillion balance sheet.
Performance. For the 12-month reporting period ended February 28, 2018, the fund closely tracked the index. The fund’s market price return was 11.69% and its NAV return was 11.51% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 11.72% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, the Telecommunication Services sector was the largest detractor from the return of both the index and the fund. Stocks in the Telecommunication Services sector represented an average weight of approximately 3% of the fund’s investments and returned approximately -8%. One example from this sector is AT&T Inc. Over the reporting period, AT&T Inc. was challenged by an increasingly competitive landscape, and the fund’s holdings of this company returned approximately -9% for the reporting period.
The Energy sector was another detractor from overall fund performance. Energy stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately -2% for the reporting period.
The Information Technology sector contributed the most to the total return of both the fund and the index. Information Technology stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately 29%. One example from this sector is Apple Inc. Benefitting from strong services revenue and solid product line growth, the fund’s holdings of Apple Inc. returned approximately 32% for the 12-month reporting period.
The Financials sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 14% of the fund’s investments and returning approximately 16% for the reporting period.
Management views and portfolio holdings may have changed since the report date.
7
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF
Performance and Fund Facts as of February 28, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental U.S. Broad Market Index ETF (8/15/13)
Market Price Return[2]	11.69%	8.91%	11.24%
NAV Return[2]	11.51%	8.89%	11.20%
Russell RAFITM US Index	11.72%	9.17%	11.52%
Russell 3000® Index	16.22%	10.59%	12.91%
ETF Category: Morningstar Large Value[3]	10.57%	7.89%	N/A
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFI™ Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental U.S. Broad Market Index ETF and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
8
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF
Performance and Fund Facts as of February 28, 2018 (continued)

Statistics1
Number of Holdings	1,465
Weighted Average Market Cap (millions)	$143,427
Price/Earnings Ratio (P/E)	17.8
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate[2]	10%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
9
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF as of February 28, 2018

The Schwab Fundamental U.S. Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI™ US Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. large-cap stocks outperformed small-cap stocks over the reporting period, though both posted robust returns. Equity indices continued to reach record highs, propelled by strong global economic growth and expectations for tax cuts from Washington, as well as by solid corporate earnings. After an extended period of calm, market volatility returned in early February amid concerns surrounding higher inflation and rising interest rates, sending stocks sharply downward. Markets generally recovered in the remaining weeks of the reporting period, though volatility stayed elevated. Meanwhile, the Federal Reserve raised short-term interest rates in December for the fifth time in two years, and also began the process of paring down its $4.5 trillion balance sheet.
Performance. For the 12-month reporting period ended February 28, 2018, the fund generally tracked the index. Both the fund’s market price return and NAV return were 11.91% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 12.12% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The Telecommunication Services sector was the largest detractor from the return of both the index and the fund over the reporting period. Telecommunication Services stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately -8%. One example from this sector is AT&T Inc. Over the reporting period, AT&T Inc. was challenged by an increasingly competitive landscape, and the fund’s holdings of this company returned approximately -9% for the reporting period.
The Energy sector was another detractor from overall fund performance. Energy stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately -1% for the reporting period.
Over the reporting period, the Information Technology sector contributed the most to the total return of both the fund and the index. Information Technology stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately 30%. One example from this sector is Apple Inc. Benefitting from strong services revenue and solid product line growth, the fund’s holdings of Apple Inc. returned approximately 32% for the reporting period.
The Financials sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 14% of the fund’s investments and returning approximately 16% for the reporting period.
Management views and portfolio holdings may have changed since the report date.
10
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF
Performance and Fund Facts as of February 28, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental U.S. Large Company Index ETF (8/15/13)
Market Price Return[2]	11.91%	8.94%	11.25%
NAV Return[2]	11.91%	8.99%	11.26%
Russell RAFITM US Large Company Index	12.12%	9.28%	11.59%
Russell 1000® Index	16.70%	10.77%	13.17%
ETF Category: Morningstar Large Value[3]	10.57%	7.89%	N/A
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFI™ Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental U.S. Large Company Index ETF and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
11
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Large Company Index ETF
Performance and Fund Facts as of February 28, 2018 (continued)

Statistics1
Number of Holdings	662
Weighted Average Market Cap (millions)	$155,918
Price/Earnings Ratio (P/E)	17.7
Price/Book Ratio (P/B)	2.5
Portfolio Turnover Rate[2]	9%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
12
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF as of February 28, 2018

The Schwab Fundamental U.S. Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI™ US Small Company Index (the index). This index measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. small-cap stocks underperformed large-cap stocks over the reporting period, though both posted robust returns. Equity indices continued to reach record highs, propelled by strong global economic growth and expectations for tax cuts from Washington, as well as by solid corporate earnings. After an extended period of calm, market volatility returned in early February amid concerns surrounding higher inflation and rising interest rates, sending stocks sharply downward. Markets generally recovered in the remaining weeks of the reporting period, though volatility stayed elevated. Meanwhile, the Federal Reserve raised short-term interest rates in December for the fifth time in two years, and also began the process of paring down its $4.5 trillion balance sheet.
Performance. For the 12-month reporting period ended February 28, 2018, the fund generally tracked the index. The fund’s market price return was 7.25% and the fund’s NAV return was 7.22% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 7.34% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, the Energy sector was the largest detractor from the performance of the index and the fund. Energy stocks represented an average weight of approximately 5% of the fund’s investments and returned approximately -20%. One example from this sector is Range Resources Corporation, an independent natural gas, natural gas liquids, and oil company. Uncertainty resulting from Hurricane Harvey and a disappointing 5-year outlook weighed on Range Resources Corporation, with the fund’s holdings of this company returning approximately -52% for the reporting period.
Another detractor from both index and fund performance was the Real Estate sector. Real Estate stocks represented an average weight of approximately 10% of the fund’s investments and returned approximately -9% for the reporting period.
The Industrials sector was the largest contributor to the fund’s total return, and to the return of the index. Industrials stocks represented an average weight of approximately 21% of the fund’s investments and returned approximately 12%. One example from this sector is Copart, Inc., a provider of online auctions and vehicle remarketing services. Buoyed by a strong long-term growth rate, the fund’s holdings of Copart, Inc. returned approximately 58% for the reporting period.
The Consumer Discretionary sector was another large contributor to the return of the both the index and the fund. Consumer Discretionary stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately 15% for the reporting period.
Management views and portfolio holdings may have changed since the report date.
13
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF
Performance and Fund Facts as of February 28, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental U.S. Small Company Index ETF (8/15/13)
Market Price Return[2]	7.25%	7.76%	10.37%
NAV Return[2]	7.22%	7.77%	10.36%
Russell RAFITM US Small Company Index	7.34%	8.01%	10.66%
Russell 2000® Index	10.51%	8.55%	9.91%
ETF Category: Morningstar Small Blend[3]	8.55%	7.37%	N/A
Fund Expense Ratio[4]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFI™ Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental U.S. Small Company Index ETF and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
14
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Small Company Index ETF
Performance and Fund Facts as of February 28, 2018 (continued)

Statistics1
Number of Holdings	889
Weighted Average Market Cap (millions)	$5,157
Price/Earnings Ratio (P/E)	19.2
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate[2]	21%
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S& P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
15
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF as of February 28, 2018

The Schwab Fundamental International Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI™ Developed ex US Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Developed ex US Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks of large companies in developed international markets generated positive returns for the 12-month reporting period. Strong global growth and generally accommodative monetary policies helped drive this performance, as did optimism surrounding the impact of U.S. tax cuts. After an extended period of calm, international market volatility returned in early February amid sharp fluctuations in U.S. markets, which were driven by concerns surrounding higher inflation and rising interest rates. Markets generally recovered in the remaining weeks of the reporting period, though volatility stayed elevated. Meanwhile, the U.S. dollar weakened against a basket of currencies over the reporting period, generally enhancing returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 28, 2018, the fund’s market price return was 18.79% and its NAV return was 19.19% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 19.20%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from Israel were among the few detractors from the total return of the fund. Israeli stocks represented an average weight of less than 1% of the fund’s investments and returned approximately -20% in U.S. dollar terms. One example from this market is Teva Pharmaceutical Industries Ltd., a pharmaceutical company. As the multi-year trend of declining sales for its generic drug business continued, the fund’s holdings of Teva Pharmaceutical Industries Ltd. returned approximately -44% in U.S. dollar terms.
The only other detractors from the return of the fund were stocks from New Zealand. Representing an average weight of less than 1% of the fund’s investments, stocks from New Zealand returned approximately -11% in U.S. dollar terms.
By comparison, Japanese stocks were among the strongest contributors to the total return of the fund. Stocks from Japan represented an average weight of approximately 22% of the fund’s investments and returned approximately 21% in U.S. dollar terms. One example from this market is automotive company Toyota Motor Corp. A strong global economy and solid demand supported the performance of Toyota Motor Corp. over the reporting period, with the fund’s holdings of this company returning approximately 23% in U.S. dollar terms.
Stocks from France also contributed to the return of the fund, representing an average weight of approximately 10% of the fund’s investments and returning approximately 29% in U.S. dollar terms.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
16
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF
Performance and Fund Facts as of February 28, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental International Large Company Index ETF (8/15/13)
Market Price Return[2]	18.79%	5.82%	6.20%
NAV Return[2]	19.19%	6.06%	6.27%
Russell RAFITM Developed ex US Large Company Index (Net)[3]	19.20%	6.15%	6.47%
MSCI EAFE® Index (Net)[3]	20.13%	5.65%	5.89%
ETF Category: Morningstar Foreign Large Value[4]	16.88%	4.58%	N/A
Fund Expense Ratio[5]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Index ownership — Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFI™ Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental International Large Company Index ETF and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.
17
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Large Company Index ETF
Performance and Fund Facts as of February 28, 2018 (continued)

Statistics1
Number of Holdings	838
Weighted Average Market Cap (millions)	$61,348
Price/Earnings Ratio (P/E)	13.7
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate[2]	10%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
18
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF as of February 28, 2018

The Schwab Fundamental International Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI™ Developed ex US Small Company Index (the index). This index measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Developed ex US Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks of small companies in developed international markets generated positive returns for the 12-month reporting period. Strong global growth and generally accommodative monetary policies helped drive this performance, as did optimism surrounding the impact of U.S. tax cuts. After an extended period of calm, market volatility returned in early February amid concerns surrounding higher inflation and rising interest rates, sending stocks sharply downward. Markets generally recovered in the remaining weeks of the reporting period, though volatility stayed elevated. Meanwhile, the U.S. dollar weakened against a basket of currencies over the reporting period, generally enhancing returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 28, 2018, the fund’s market price return was 22.18% and its NAV return was 22.47% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 22.72%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no country segment detracted from fund performance. However, stocks from Israel were among the smallest contributors to the returns of both the index and the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 7% in U.S. dollar terms. One example from this market is Cellcom Israel Ltd., a telecommunications company. Amid increased cellular competition, the fund’s holdings of Cellcom Israel Ltd., plc returned approximately -25% in U.S. dollar terms.
Stocks from New Zealand also minimally contributed to the fund’s performance, representing an average weight of approximately 1% of the fund’s investments and returning approximately 8% in U.S. dollar terms.
Japanese stocks were the largest contributors to the returns of both the index and the fund. Stocks from Japan represented an average weight of approximately 38% of the fund’s investments and returned approximately 25% in U.S. dollar terms. One example from this market is Yaskawa Electric Corporation, a company mainly engaged in the manufacture, sale, installation, maintenance, and engineering of electrical equipment. Yaskawa Electric Corporation had a triple-digit return of approximately 153% for the reporting period, due in part to solid demand for industrial robots.
Stocks from the United Kingdom also contributed to the performance of the index and the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately 19% in U.S. dollar terms.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
19
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF
Performance and Fund Facts as of February 28, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental International Small Company Index ETF (8/15/13)
Market Price Return[2]	22.18%	11.35%	9.92%
NAV Return[2]	22.47%	11.72%	10.00%
Russell RAFITM Developed ex US Small Company Index (Net)[3]	22.72%	12.09%	10.51%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	25.51%	10.98%	9.83%
ETF Category: Morningstar Foreign Small/Mid Blend[4]	24.79%	10.30%	N/A
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFI™ Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental International Small Company Index ETF and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.
20
Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental International Small Company Index ETF
Performance and Fund Facts as of February 28, 2018 (continued)

Statistics1
Number of Holdings	1,462
Weighted Average Market Cap (millions)	$4,098
Price/Earnings Ratio (P/E)	16.0
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate[2]	18%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF as of February 28, 2018

The Schwab Fundamental Emerging Markets Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell RAFI™ Emerging Markets Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Emerging Markets Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks in emerging markets produced robust returns for the 12-month reporting period. Synchronized global growth and rising commodity prices were large contributors to this performance, as were generally solid fundamentals. Meanwhile, the U.S. dollar weakened against a basket of currencies over the reporting period, generally enhancing returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 28, 2018, the fund’s market price return was 21.94% and its NAV return was 22.32% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 22.88%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no country segments detracted from the total return of the fund. Stocks from the United Arab Emirates (UAE), however, were the smallest contributors to fund performance. UAE stocks represented an average weight of less than 1% of the fund’s investments and returned approximately 2% in U.S. dollar terms. The fund’s only holding in the UAE was Emirates Telecommunications Group Company PJSC, a company engaged in the provision of telecommunications services, media and related equipment, as well as related contracting and consultancy services. The fund’s investment in Emirates Telecommunications Group Company PJSC returned approximately 2% in U.S. dollar terms.
The fund’s holdings in the Philippines were also among the smallest contributors to the performance of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 5% in U.S. dollar terms.
Stocks from South Korea were among the largest contributors to the returns of both the index and the fund. South Korean stocks represented an average weight of approximately 19% of the fund’s investments and returned approximately 27% in U.S. dollar terms. One example from this market is Samsung Electronics Co., Ltd. The fund’s holdings of Samsung Electronics Co., Ltd. returned approximately 30% in U.S. dollar terms, in part due to Samsung Electronics Co., Ltd. generating record net profits in 2017.
Stocks from China also contributed meaningfully to the fund’s performance, representing an average weight of approximately 17% of the fund’s investments and returning approximately 23% in U.S. dollar terms.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
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Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF
Performance and Fund Facts as of February 28, 2018

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabetfs_prospectus.

Performance of Hypothetical $10,000 Investment (August 15, 2013 – February 28, 2018)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab Fundamental Emerging Markets Large Company Index ETF (8/15/13)
Market Price Return[2]	21.94%	10.44%	6.50%
NAV Return[2]	22.32%	11.03%	6.69%
Russell RAFITM Emerging Markets Large Company Index (Net)[3]	22.88%	11.71%	7.31%
MSCI Emerging Markets Index (Net)[3]	30.51%	8.97%	7.15%
ETF Category: Morningstar Diversified Emerging Markets[4]	27.40%	7.90%	N/A
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
Index ownership — Russell® is a trademark owned by Frank Russell Company (Russell). The Russell RAFI™ Index Series are calculated by Russell in conjunction with Research Affiliates® LLC (RA). Neither Russell nor RA sponsor, endorse or promote the Schwab Fundamental Emerging Markets Large Company Index ETF and are not in any way connected to it and do not accept any liability in relation to its issue, operation and trading. Any intellectual property rights in the index values and constituent list vests in Russell. “Research Affiliates®”, “Fundamental Index®” and “RAFI®” trade names are the exclusive property of RA. CSIM has obtained full license from Russell to use such intellectual property rights in the creation of this fund. For full disclaimer please see the fund’s statement of additional information.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index ETF
Performance and Fund Facts as of February 28, 2018 (continued)

Statistics1
Number of Holdings	313
Weighted Average Market Cap (millions)	$78,439
Price/Earnings Ratio (P/E)	12.1
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate[2]	14%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2017 and held through February 28, 2018.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 9/1/17	Ending Account Value (Net of Expenses) at 2/28/18	Expenses Paid During Period 9/1/17-2/28/18[2]
Schwab Fundamental U.S. Broad Market Index ETF
Actual Return	0.25%	$1,000.00	$1,096.80	$1.30
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.56	$1.25
Schwab Fundamental U.S. Large Company Index ETF
Actual Return	0.25%	$1,000.00	$1,098.20	$1.30
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.56	$1.25
Schwab Fundamental U.S. Small Company Index ETF
Actual Return	0.25%	$1,000.00	$1,079.90	$1.29
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.56	$1.25
Schwab Fundamental International Large Company Index ETF
Actual Return	0.25%	$1,000.00	$1,073.80	$1.29
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.56	$1.25
Schwab Fundamental International Small Company Index ETF
Actual Return	0.39%	$1,000.00	$1,086.00	$2.02
Hypothetical 5% Return	0.39%	$1,000.00	$1,022.87	$1.96
Schwab Fundamental Emerging Markets Large Company Index ETF
Actual Return	0.39%	$1,000.00	$1,109.10	$2.04
Hypothetical 5% Return	0.39%	$1,000.00	$1,022.87	$1.96

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days of the period, and divided by 365 days of the fiscal year.
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Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental U.S. Broad Market Index ETF
Financial Statements
Financial Highlights
	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$33.82	$27.37	$30.54	$27.36	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.75 [2]	0.67 [2]	0.65 [2]	0.54	0.21
Net realized and unrealized gains (losses)	3.09	6.45	(3.18)	3.14	2.28
Total from investment operations	3.84	7.12	(2.53)	3.68	2.49
Less distributions:
Distributions from net investment income	(0.71)	(0.67)	(0.64)	(0.50)	(0.13)
Net asset value at end of period	$36.95	$33.82	$27.37	$30.54	$27.36
Total return	11.51%	26.32%	(8.34%)	13.54%	9.99% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.32%	0.32%	0.32%	0.32% [4]
Net investment income (loss)	2.14%	2.17%	2.23%	2.14%	2.11% [4]
Portfolio turnover rate[5]	10%	10%	12%	10%	5% [3]
Net assets, end of period (x 1,000)	$260,469	$263,785	$166,985	$212,247	$58,823

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
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Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings  as of February 28, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund’s Form N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.4%
General Motors Co.	30,316	0.4	1,192,935
Other Securities		1.0	2,557,215
		1.4	3,750,150

Banks 5.3%
Bank of America Corp.	49,098	0.6	1,576,046
Citigroup, Inc.	24,694	0.7	1,864,150
JPMorgan Chase & Co.	28,361	1.3	3,275,696
Wells Fargo & Co.	44,660	1.0	2,608,591
Other Securities		1.7	4,545,449
		5.3	13,869,932

Capital Goods 8.8%
3M Co.	5,219	0.5	1,229,127
Caterpillar, Inc.	8,326	0.5	1,287,449
General Electric Co.	108,121	0.6	1,525,587
The Boeing Co.	4,313	0.6	1,562,212
United Technologies Corp.	10,549	0.6	1,421,372
Other Securities		6.0	15,903,053
		8.8	22,928,800

Commercial & Professional Services 1.0%
Other Securities		1.0	2,591,931

Consumer Durables & Apparel 1.5%
Other Securities		1.5	3,944,575

Consumer Services 2.0%
McDonald's Corp.	8,653	0.5	1,364,924
Other Securities		1.5	3,965,029
		2.0	5,329,953

Diversified Financials 5.0%
Berkshire Hathaway, Inc., Class B *	13,959	1.1	2,892,305
The Charles Schwab Corp. (b)	2,757	0.1	146,176
The Goldman Sachs Group, Inc.	4,646	0.5	1,221,573
Other Securities		3.3	8,658,685
		5.0	12,918,739

Energy 12.1%
Chevron Corp.	48,186	2.1	5,392,977
ConocoPhillips	40,139	0.8	2,179,949
Security	Number of Shares	% of Net Assets	Value ($)
Exxon Mobil Corp.	112,009	3.3	8,483,562
Marathon Petroleum Corp.	17,391	0.4	1,114,067
Phillips 66	16,597	0.6	1,499,871
Schlumberger Ltd.	19,290	0.5	1,266,196
Valero Energy Corp.	19,817	0.7	1,791,853
Other Securities		3.7	9,808,338
		12.1	31,536,813

Food & Staples Retailing 3.5%
Costco Wholesale Corp.	6,229	0.5	1,189,116
CVS Health Corp.	26,592	0.7	1,801,076
Walmart, Inc.	39,557	1.4	3,560,525
Other Securities		0.9	2,490,411
		3.5	9,041,128

Food, Beverage & Tobacco 4.1%
PepsiCo, Inc.	13,550	0.6	1,486,841
Philip Morris International, Inc.	15,251	0.6	1,579,241
The Coca-Cola Co.	35,265	0.6	1,524,153
Other Securities		2.3	6,020,970
		4.1	10,611,205

Health Care Equipment & Services 5.3%
Anthem, Inc.	5,526	0.5	1,300,710
Express Scripts Holding Co. *	18,029	0.5	1,360,288
UnitedHealth Group, Inc.	8,974	0.8	2,029,560
Other Securities		3.5	9,226,913
		5.3	13,917,471

Household & Personal Products 1.5%
The Procter & Gamble Co.	29,512	0.9	2,317,282
Other Securities		0.6	1,493,833
		1.5	3,811,115

Insurance 3.5%
American International Group, Inc.	23,277	0.5	1,334,703
Other Securities		3.0	7,778,222
		3.5	9,112,925

Materials 4.2%
DowDuPont, Inc.	21,578	0.6	1,516,933
Other Securities		3.6	9,531,827
		4.2	11,048,760

27
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Media 2.8%
Comcast Corp., Class A	41,426	0.6	1,500,035
The Walt Disney Co.	15,234	0.6	1,571,539
Other Securities		1.6	4,283,116
		2.8	7,354,690

Pharmaceuticals, Biotechnology & Life Sciences 5.4%
Johnson & Johnson	19,633	1.0	2,549,934
Merck & Co., Inc.	32,508	0.7	1,762,584
Pfizer, Inc.	89,282	1.3	3,241,829
Other Securities		2.4	6,472,351
		5.4	14,026,698

Real Estate 1.9%
Other Securities		1.9	4,852,757

Retailing 5.2%
Lowe's Cos., Inc.	12,892	0.5	1,154,994
Target Corp.	19,226	0.6	1,449,833
The Home Depot, Inc.	10,642	0.8	1,939,717
Other Securities		3.3	8,993,494
		5.2	13,538,038

Semiconductors & Semiconductor Equipment 3.4%
Intel Corp.	75,695	1.4	3,731,007
QUALCOMM, Inc.	19,407	0.5	1,261,455
Other Securities		1.5	3,897,560
		3.4	8,890,022

Software & Services 7.4%
International Business Machines Corp.	18,006	1.1	2,805,875
Microsoft Corp.	50,873	1.8	4,770,361
Oracle Corp.	31,261	0.6	1,583,995
Other Securities		3.9	10,109,357
		7.4	19,269,588

Technology Hardware & Equipment 6.0%
Apple, Inc.	42,523	2.9	7,574,197
Cisco Systems, Inc.	51,218	0.9	2,293,542
Other Securities		2.2	5,632,765
		6.0	15,500,504

Telecommunication Services 2.9%
AT&T, Inc.	99,502	1.4	3,611,923
Verizon Communications, Inc.	57,751	1.1	2,757,033
Other Securities		0.4	1,084,151
		2.9	7,453,107

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.3%
Union Pacific Corp.	9,024	0.5	1,175,376
Other Securities		1.8	4,747,914
		2.3	5,923,290

Utilities 3.3%
Other Securities		3.3	8,671,114
Total Common Stock
(Cost $220,740,334)			259,893,305

Other Investment Companies 0.4% of net assets

Money Market Fund 0.1%
Other Securities		0.1	162,204

Securities Lending Collateral 0.3%
Other Securities		0.3	874,907
Total Other Investment Companies
(Cost $1,037,111)			1,037,111

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 03/16/18	4	542,880	7,772
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $803,085.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

28
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

The fund owns shares of an affiliate, The Charles Schwab Corp. since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended February 28, 2018:
	Balance of Shares Held at 2/28/17	Gross Purchases	Gross Sales	Balance of Shares Held at 2/28/18	Net change in unrealized appreciation (depreciation)	Realized Gains(Losses)	Dividends Received
The Charles Schwab Corp.	3,460	344	(1,047)	2,757	$23,854	$14,888	$1,079

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$259,893,305	$—	$—	$259,893,305
Other Investment Companies[1]	1,037,111	—	—	1,037,111
Futures Contracts[2]	7,772	—	—	7,772
Total	$260,938,188	$—	$—	$260,938,188
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2018. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
29
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Broad Market Index ETF
Statement of Assets and Liabilities

As of February 28, 2018
Assets
Investments in affiliated issuers, at value (cost $79,892)		$146,176
Investments in unaffiliated issuers, at value (cost $220,822,646) including securities on loan of $803,085		259,909,333
Collateral invested for securities on loan, at value (cost $874,907)		874,907
Deposit with broker for futures contracts		72,000
Receivables:
Dividends		648,561
Income from securities on loan	+	2,993
Total assets		261,653,970
Liabilities
Collateral held for securities on loan		874,907
Payables:
Investments bought		251,483
Investment adviser fees		49,787
Variation margin on futures contracts	+	8,313
Total liabilities		1,184,490
Net Assets
Total assets		261,653,970
Total liabilities	–	1,184,490
Net assets		$260,469,480
Net Assets by Source
Capital received from investors		223,759,319
Net investment income not yet distributed		908,667
Net realized capital losses		(3,359,249)
Net unrealized capital appreciation		39,160,743

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$260,469,480		7,050,000		$36.95

30
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Broad Market Index ETF
Statement of Operations

For the period March 1, 2017 through February 28, 2018
Investment Income
Dividends received from affiliated issuer		$1,079
Dividends received from unaffiliated issuers (net of foreign withholding tax of $447)		6,452,344
Securities on loan, net	+	38,276
Total investment income		6,491,699
Expenses
Investment adviser fees		678,959
Total expenses	–	678,959
Net investment income		5,812,740
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(280)
Net realized losses on unaffiliated investments		(763,342)
Net realized gains on in-kind redemptions on affiliated issuer		15,168
Net realized gains on in-kind redemptions on unaffiliated investments		19,682,811
Net realized gains on futures contracts	+	153,814
Net realized gains		19,088,171
Net change in unrealized appreciation (depreciation) on affiliated issuer		23,854
Net change in unrealized appreciation (depreciation) on unaffiliated investments		6,932,948
Net change in unrealized appreciation (depreciation) on futures contracts	+	1,818
Net change in unrealized appreciation (depreciation)	+	6,958,620
Net realized and unrealized gains		26,046,791
Increase in net assets resulting from operations		$31,859,531
31
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Broad Market Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/17-2/28/18		3/1/16-2/28/17
Net investment income		$5,812,740	$4,494,021
Net realized gains (losses)		19,088,171	(1,845,642)
Net change in unrealized appreciation (depreciation)	+	6,958,620	45,114,560
Increase in net assets resulting from operations		31,859,531	47,762,939
Distributions to Shareholders
Distributions from net investment income		($5,604,215)	($4,414,601)

Transactions in Fund Shares
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		850,000	$30,306,185	1,700,000	$53,451,725
Shares redeemed	+	(1,600,001)	(59,876,615)	—	—
Net transactions in fund shares		(750,001)	($29,570,430)	1,700,000	$53,451,725
Shares Outstanding and Net Assets
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,800,001	$263,784,594	6,100,001	$166,984,531
Total increase or decrease	+	(750,001)	(3,315,114)	1,700,000	96,800,063
End of period		7,050,000	$260,469,480	7,800,001	$263,784,594
Net investment income not yet distributed			$908,667		$767,672
32
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$33.91	$27.57	$30.55	$27.27	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.78 [2]	0.70 [2]	0.69 [2]	0.52	0.21
Net realized and unrealized gains (losses)	3.21	6.29	(3.10)	3.25	2.18
Total from investment operations	3.99	6.99	(2.41)	3.77	2.39
Less distributions:
Distributions from net investment income	(0.70)	(0.65)	(0.57)	(0.49)	(0.12)
Net asset value at end of period	$37.20	$33.91	$27.57	$30.55	$27.27
Total return	11.91%	25.66%	(7.92%)	13.92%	9.59% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.32%	0.32%	0.32%	0.32% [4]
Net investment income (loss)	2.22%	2.26%	2.39%	2.24%	2.20% [4]
Portfolio turnover rate[5]	9%	10%	11%	10%	6% [3]
Net assets, end of period (x 1,000)	$4,016,040	$2,197,623	$893,389	$336,043	$72,259

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
33
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund’s Form N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.5%
General Motors Co.	506,113	0.5	19,915,547
Other Securities		1.0	39,092,093
		1.5	59,007,640

Banks 5.3%
Bank of America Corp.	816,626	0.7	26,213,695
Citigroup, Inc.	414,422	0.8	31,284,717
JPMorgan Chase & Co.	477,503	1.4	55,151,597
Wells Fargo & Co.	750,113	1.1	43,814,100
Other Securities		1.3	55,704,305
		5.3	212,168,414

Capital Goods 8.5%
3M Co.	87,650	0.5	20,642,451
Caterpillar, Inc.	140,433	0.5	21,715,155
General Electric Co.	1,820,596	0.6	25,688,610
The Boeing Co.	73,440	0.7	26,600,702
United Technologies Corp.	175,264	0.6	23,615,071
Other Securities		5.6	221,691,017
		8.5	339,953,006

Commercial & Professional Services 0.6%
Other Securities		0.6	23,175,574

Consumer Durables & Apparel 1.3%
Other Securities		1.3	53,387,807

Consumer Services 1.8%
McDonald's Corp.	145,534	0.6	22,956,533
Other Securities		1.2	47,633,825
		1.8	70,590,358

Diversified Financials 5.0%
Berkshire Hathaway, Inc., Class B *	235,812	1.2	48,860,246
The Charles Schwab Corp. (b)	48,120	0.1	2,551,322
The Goldman Sachs Group, Inc.	77,810	0.5	20,458,583
Other Securities		3.2	129,870,596
		5.0	201,740,747

Energy 12.8%
Chevron Corp.	810,365	2.3	90,696,051
ConocoPhillips	676,544	0.9	36,743,105
Security	Number of Shares	% of Net Assets	Value ($)
Exxon Mobil Corp.	1,881,442	3.6	142,500,417
Marathon Petroleum Corp.	290,215	0.5	18,591,173
Phillips 66	279,425	0.6	25,251,637
Schlumberger Ltd.	327,777	0.5	21,515,282
Valero Energy Corp.	333,740	0.8	30,176,771
Other Securities		3.6	147,133,590
		12.8	512,608,026

Food & Staples Retailing 3.7%
Costco Wholesale Corp.	103,961	0.5	19,846,155
CVS Health Corp.	445,266	0.8	30,157,866
Walmart, Inc.	667,826	1.5	60,111,018
Other Securities		0.9	38,297,458
		3.7	148,412,497

Food, Beverage & Tobacco 4.2%
PepsiCo, Inc.	225,549	0.6	24,749,492
Philip Morris International, Inc.	255,942	0.7	26,502,794
The Coca-Cola Co.	594,016	0.6	25,673,371
Other Securities		2.3	92,930,673
		4.2	169,856,330

Health Care Equipment & Services 5.4%
Anthem, Inc.	93,300	0.5	21,960,954
Express Scripts Holding Co. *	300,282	0.6	22,656,277
UnitedHealth Group, Inc.	150,865	0.9	34,119,628
Other Securities		3.4	140,204,757
		5.4	218,941,616

Household & Personal Products 1.5%
The Procter & Gamble Co.	496,543	1.0	38,988,556
Other Securities		0.5	22,462,116
		1.5	61,450,672

Insurance 3.6%
American International Group, Inc.	393,445	0.6	22,560,136
Other Securities		3.0	120,138,240
		3.6	142,698,376

Materials 4.0%
DowDuPont, Inc.	363,219	0.6	25,534,296
Other Securities		3.4	135,996,237
		4.0	161,530,533

34
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Media 2.9%
Comcast Corp., Class A	698,268	0.6	25,284,284
The Walt Disney Co.	255,610	0.7	26,368,728
Other Securities		1.6	63,885,012
		2.9	115,538,024

Pharmaceuticals, Biotechnology & Life Sciences 5.6%
Johnson & Johnson	330,818	1.1	42,966,642
Merck & Co., Inc.	545,578	0.7	29,581,239
Pfizer, Inc.	1,503,610	1.4	54,596,079
Other Securities		2.4	99,392,012
		5.6	226,535,972

Real Estate 1.2%
Other Securities		1.2	47,459,594

Retailing 5.2%
Lowe's Cos., Inc.	219,314	0.5	19,648,341
Target Corp.	325,073	0.6	24,513,755
The Home Depot, Inc.	178,923	0.8	32,612,295
Other Securities		3.3	132,890,067
		5.2	209,664,458

Semiconductors & Semiconductor Equipment 3.5%
Intel Corp.	1,270,648	1.6	62,630,240
QUALCOMM, Inc.	326,971	0.5	21,253,115
Other Securities		1.4	57,606,885
		3.5	141,490,240

Software & Services 7.4%
International Business Machines Corp.	303,944	1.2	47,363,593
Microsoft Corp.	857,453	2.0	80,403,368
Oracle Corp.	523,066	0.7	26,503,754
Other Securities		3.5	145,013,972
		7.4	299,284,687

Technology Hardware & Equipment 6.1%
Apple, Inc.	715,153	3.2	127,383,052
Cisco Systems, Inc.	858,530	1.0	38,444,973
Other Securities		1.9	78,374,085
		6.1	244,202,110

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 3.1%
AT&T, Inc.	1,672,019	1.5	60,694,290
Verizon Communications, Inc.	968,292	1.2	46,226,260
Other Securities		0.4	16,091,968
		3.1	123,012,518

Transportation 2.2%
Union Pacific Corp.	151,988	0.5	19,796,437
Other Securities		1.7	69,069,273
		2.2	88,865,710

Utilities 3.4%
Other Securities		3.4	135,609,838
Total Common Stock
(Cost $3,501,937,711)			4,007,184,747

Other Investment Companies 0.3% of net assets

Money Market Fund 0.0%
Other Securities		0.0	1,914,123

Securities Lending Collateral 0.3%
Other Securities		0.3	11,204,775
Total Other Investment Companies
(Cost $13,118,898)			13,118,898

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 03/16/18	64	8,686,080	51,444
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $10,142,271.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the 7-day yield.

The fund owns shares of an affiliate, The Charles Schwab Corp. since that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corp. shares owned by the fund during the period ended February 28, 2018:
	Balance of Shares Held at 2/28/17	Gross Purchases	Gross Sales	Balance of Shares Held at 2/28/18	Net change in unrealized appreciation (depreciation)	Realized Gains(Losses)	Dividends Received
The Charles Schwab Corp.	31,379	20,088	(3,347)	48,120	$531,018	$1,764	$14,061

35
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$4,007,184,747	$—	$—	$4,007,184,747
Other Investment Companies[1]	13,118,898	—	—	13,118,898
Futures Contracts[2]	51,444	—	—	51,444
Total	$4,020,355,089	$—	$—	$4,020,355,089
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2018. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
36
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2018
Assets
Investments in affiliated issuers, at value (cost $1,733,530)		$2,551,322
Investments in unaffiliated issuers, at value (cost $3,502,118,304) including securities on loan of $10,142,271		4,006,547,548
Collateral invested for securities on loan, at value (cost $11,204,775)		11,204,775
Deposit with broker for futures contracts		621,000
Receivables:
Dividends		10,593,528
Fund shares sold		9,373,552
Income from securities on loan	+	34,214
Total assets		4,040,925,939
Liabilities
Collateral held for securities on loan		11,204,775
Payables:
Investments bought		12,775,950
Investment adviser fees		763,360
Variation margin on futures contracts	+	141,476
Total liabilities		24,885,561
Net Assets
Total assets		4,040,925,939
Total liabilities	–	24,885,561
Net assets		$4,016,040,378
Net Assets by Source
Capital received from investors		3,516,034,667
Net investment income not yet distributed		14,397,209
Net realized capital losses		(19,689,978)
Net unrealized capital appreciation		505,298,480

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,016,040,378		107,950,000		$37.20

37
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Large Company Index ETF
Statement of Operations

For the period March 1, 2017 through February 28, 2018
Investment Income
Dividends received from affiliated issuer		$14,061
Dividends received from unaffiliated issuers (net of foreign withholding tax of $2,879)		75,829,826
Securities on loan, net	+	448,398
Total investment income		76,292,285
Expenses
Investment adviser fees		7,720,460
Total expenses	–	7,720,460
Net investment income		68,571,825
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(2,065)
Net realized losses on unaffiliated investments		(12,424,421)
Net realized gains on in-kind redemptions on affiliated issuer		3,829
Net realized gains on in-kind redemptions on unaffiliated investments		7,901,222
Net realized gains on futures contracts	+	1,643,188
Net realized losses		(2,878,247)
Net change in unrealized appreciation (depreciation) on affiliated issuer		531,018
Net change in unrealized appreciation (depreciation) on unaffiliated investments		293,062,264
Net change in unrealized appreciation (depreciation) on futures contracts	+	(9,657)
Net change in unrealized appreciation (depreciation)	+	293,583,625
Net realized and unrealized gains		290,705,378
Increase in net assets resulting from operations		$359,277,203
38
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/17-2/28/18		3/1/16-2/28/17
Net investment income		$68,571,825	$32,934,872
Net realized gains (losses)		(2,878,247)	22,627
Net change in unrealized appreciation (depreciation)	+	293,583,625	284,349,812
Increase in net assets resulting from operations		359,277,203	317,307,311
Distributions to Shareholders
Distributions from net investment income		($60,154,490)	($29,673,625)

Transactions in Fund Shares
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		44,550,000	$1,569,715,219	33,300,000	$1,044,664,871
Shares redeemed	+	(1,400,001)	(50,420,506)	(900,000)	(28,064,322)
Net transactions in fund shares		43,149,999	$1,519,294,713	32,400,000	$1,016,600,549
Shares Outstanding and Net Assets
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		64,800,001	$2,197,622,952	32,400,001	$893,388,717
Total increase	+	43,149,999	1,818,417,426	32,400,000	1,304,234,235
End of period		107,950,000	$4,016,040,378	64,800,001	$2,197,622,952
Net investment income not yet distributed			$14,397,209		$6,668,851
39
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Small Company Index ETF
Financial Statements
Financial Highlights
	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$34.89	$26.47	$30.68	$28.44	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.52 [2]	0.45 [2]	0.41 [2]	0.34	0.12
Net realized and unrealized gains (losses)	1.98	8.37	(4.25)	2.22	3.41
Total from investment operations	2.50	8.82	(3.84)	2.56	3.53
Less distributions:
Distributions from net investment income	(0.49)	(0.40)	(0.37)	(0.32)	(0.09)
Net asset value at end of period	$36.90	$34.89	$26.47	$30.68	$28.44
Total return	7.22%	33.56%	(12.60%)	9.06%	14.14% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.32%	0.32%	0.32%	0.32% [4]
Net investment income (loss)	1.45%	1.43%	1.43%	1.32%	1.16% [4]
Portfolio turnover rate[5]	21%	23%	23%	22%	9% [3]
Net assets, end of period (x 1,000)	$2,782,002	$1,568,402	$608,865	$187,141	$55,465

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
40
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund’s Form N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.0%
Gentex Corp.	293,117	0.2	6,656,687
Other Securities		0.8	21,473,573
		1.0	28,130,260

Banks 5.8%
East West Bancorp, Inc.	101,311	0.2	6,640,936
Zions Bancorp	119,996	0.2	6,596,180
Other Securities		5.4	149,097,013
		5.8	162,334,129

Capital Goods 12.6%
Armstrong World Industries, Inc. *	108,733	0.2	6,556,600
Curtiss-Wright Corp.	51,900	0.3	7,005,462
GATX Corp.	97,070	0.2	6,692,006
Hexcel Corp.	99,287	0.2	6,680,029
Kennametal, Inc.	162,895	0.2	6,711,274
Sensata Technologies Holding N.V. *	124,755	0.2	6,594,549
Teledyne Technologies, Inc. *	36,968	0.2	6,874,200
Other Securities		11.1	303,020,257
		12.6	350,134,377

Commercial & Professional Services 5.6%
Copart, Inc. *	179,040	0.3	8,380,862
KAR Auction Services, Inc.	135,500	0.3	7,327,840
Kelly Services, Inc., Class A	223,155	0.2	6,580,841
Verisk Analytics, Inc. *	80,112	0.3	8,186,645
Other Securities		4.5	124,365,985
		5.6	154,842,173

Consumer Durables & Apparel 3.5%
Deckers Outdoor Corp. *	91,652	0.3	8,668,446
Other Securities		3.2	88,032,419
		3.5	96,700,865

Consumer Services 5.3%
Domino's Pizza, Inc.	30,243	0.2	6,726,346
Hilton Worldwide Holdings, Inc.	92,645	0.3	7,484,790
Weight Watchers International, Inc. *	131,526	0.3	8,893,788
Other Securities		4.5	124,796,868
		5.3	147,901,792

Security	Number of Shares	% of Net Assets	Value ($)
Diversified Financials 4.3%
Cannae Holdings, Inc. *	488,737	0.3	8,982,986
E*TRADE Financial Corp. *	141,575	0.3	7,394,462
Other Securities		3.7	102,674,168
		4.3	119,051,616

Energy 4.7%
Denbury Resources, Inc. *	2,967,990	0.2	6,499,898
Other Securities		4.5	124,638,645
		4.7	131,138,543

Food & Staples Retailing 1.0%
Other Securities		1.0	26,707,755

Food, Beverage & Tobacco 2.4%
Flowers Foods, Inc.	333,078	0.2	6,908,038
Other Securities		2.2	59,573,670
		2.4	66,481,708

Health Care Equipment & Services 4.1%
Other Securities		4.1	113,727,278

Household & Personal Products 0.7%
Other Securities		0.7	19,610,992

Insurance 2.9%
Primerica, Inc.	71,286	0.2	6,950,385
The Hanover Insurance Group, Inc.	60,966	0.2	6,578,841
Other Securities		2.5	66,038,008
		2.9	79,567,234

Materials 6.7%
AptarGroup, Inc.	83,708	0.3	7,485,169
Cabot Corp.	117,421	0.2	7,066,396
Southern Copper Corp.	149,625	0.3	7,889,726
Other Securities		5.9	164,896,105
		6.7	187,337,396

Media 2.3%
Cinemark Holdings, Inc.	159,539	0.2	6,789,980
Gannett Co., Inc.	686,653	0.2	6,893,996
Other Securities		1.9	49,433,443
		2.3	63,117,419

41
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Illumina, Inc. *	28,616	0.2	6,525,020
PerkinElmer, Inc.	88,705	0.2	6,771,740
Other Securities		2.1	56,650,203
		2.5	69,946,963

Real Estate 9.6%
Rayonier, Inc.	199,278	0.2	6,773,459
Other Securities		9.4	259,933,427
		9.6	266,706,886

Retailing 5.0%
Guess?, Inc.	480,574	0.3	7,588,263
J.C. Penney Co., Inc. *(a)	1,638,724	0.3	7,095,675
Netflix, Inc. *	27,083	0.3	7,891,445
Other Securities		4.1	116,983,087
		5.0	139,558,470

Semiconductors & Semiconductor Equipment 2.2%
Cree, Inc. *	191,262	0.3	7,235,441
Teradyne, Inc.	170,418	0.3	7,736,977
Other Securities		1.6	47,299,355
		2.2	62,271,773

Software & Services 6.9%
ANSYS, Inc. *	41,537	0.2	6,643,428
CSRA, Inc.	211,757	0.3	8,582,511
DST Systems, Inc.	100,451	0.3	8,354,510
Jack Henry & Associates, Inc.	55,456	0.2	6,504,989
Red Hat, Inc. *	62,844	0.3	9,263,206
salesforce.com, Inc. *	56,071	0.2	6,518,254
VeriSign, Inc. *	63,411	0.3	7,356,944
Other Securities		5.1	139,495,544
		6.9	192,719,386

Technology Hardware & Equipment 4.4%
Vishay Intertechnology, Inc.	364,709	0.2	6,710,646
Other Securities		4.2	116,181,299
		4.4	122,891,945

Telecommunication Services 0.5%
Other Securities		0.5	14,997,923

Security	Number of Shares	% of Net Assets	Value ($)
Transportation 3.0%
Copa Holdings S.A., Class A	50,010	0.2	6,799,860
Knight-Swift Transportation Holdings, Inc.	173,050	0.3	8,334,088
Landstar System, Inc.	68,039	0.3	7,402,643
SkyWest, Inc.	139,102	0.3	7,622,790
Other Securities		1.9	53,239,958
		3.0	83,399,339

Utilities 2.8%
Other Securities		2.8	77,932,511
Total Common Stock
(Cost $2,488,268,348)			2,777,208,733

Other Investment Companies 2.6% of net assets

Money Market Fund 0.1%
Other Securities		0.1	2,229,153

Securities Lending Collateral 2.5%
Wells Fargo Government Money Market Fund, Select Class 1.29% (b)		2.5	70,344,578
Total Other Investment Companies
(Cost $72,573,731)			72,573,731

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini expires 03/16/18	122	9,218,320	(41,754)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $66,824,532.
(b)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

42
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$2,777,208,733	$—	$—	$2,777,208,733
Other Investment Companies[1]	72,573,731	—	—	72,573,731
Liabilities
Futures Contracts[2]	(41,754)	—	—	(41,754)
Total	$2,849,740,710	$—	$—	$2,849,740,710
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2018. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
43
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2018
Assets
Investments in unaffiliated issuers, at value (cost $2,490,497,501) including securities on loan of $66,824,532		$2,779,437,886
Collateral invested for securities on loan, at value (cost $70,344,578)		70,344,578
Deposit with broker for futures contracts		495,000
Receivables:
Fund shares sold		14,806,394
Dividends		2,302,036
Income from securities on loan	+	138,996
Total assets		2,867,524,890
Liabilities
Collateral held for securities on loan		70,344,578
Payables:
Investments bought		14,580,024
Investment adviser fees		531,150
Variation margin on futures contracts	+	67,532
Total liabilities		85,523,284
Net Assets
Total assets		2,867,524,890
Total liabilities	–	85,523,284
Net assets		$2,782,001,606
Net Assets by Source
Capital received from investors		2,522,237,479
Net investment income not yet distributed		3,054,031
Net realized capital losses		(32,188,535)
Net unrealized capital appreciation		288,898,631

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,782,001,606		75,400,000		$36.90

44
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Small Company Index ETF
Statement of Operations

For the period March 1, 2017 through February 28, 2018
Investment Income
Dividends (net of foreign withholding tax of $11,018)		$34,745,039
Securities on loan, net	+	1,906,540
Total investment income		36,651,579
Expenses
Investment adviser fees		5,388,679
Total expenses	–	5,388,679
Net investment income		31,262,900
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(14,946,582)
Net realized gains on in-kind redemptions		41,223,156
Net realized gains on futures contracts		1,107,772
Net realized gains on foreign currency transactions	+	512
Net realized gains		27,384,858
Net change in unrealized appreciation (depreciation) on investments		94,323,883
Net change in unrealized appreciation (depreciation) on futures contracts	+	(6,118)
Net change in unrealized appreciation (depreciation)	+	94,317,765
Net realized and unrealized gains		121,702,623
Increase in net assets resulting from operations		$152,965,523
45
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental U.S. Small Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/17-2/28/18		3/1/16-2/28/17
Net investment income		$31,262,900	$14,363,230
Net realized gains		27,384,858	2,593,652
Net change in unrealized appreciation (depreciation)	+	94,317,765	256,841,338
Increase in net assets resulting from operations		152,965,523	273,798,220
Distributions to Shareholders
Distributions from net investment income		($29,321,545)	($12,680,080)

Transactions in Fund Shares
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		36,250,000	$1,293,750,257	23,300,000	$741,815,537
Shares redeemed	+	(5,800,001)	(203,794,918)	(1,350,000)	(43,396,411)
Net transactions in fund shares		30,449,999	$1,089,955,339	21,950,000	$698,419,126
Shares Outstanding and Net Assets
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		44,950,001	$1,568,402,289	23,000,001	$608,865,023
Total increase	+	30,449,999	1,213,599,317	21,950,000	959,537,266
End of period		75,400,000	$2,782,001,606	44,950,001	$1,568,402,289
Net investment income not yet distributed			$3,054,031		$1,848,900
46
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$26.00	$22.08	$27.17	$28.26	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.80 [2]	0.74 [2]	0.70 [2]	0.30	0.36
Net realized and unrealized gains (losses)	4.19	3.79	(5.30)	(0.92) [3]	3.04
Total from investment operations	4.99	4.53	(4.60)	(0.62)	3.40
Less distributions:
Distributions from net investment income	(0.71)	(0.61)	(0.49)	(0.47)	(0.14)
Net asset value at end of period	$30.28	$26.00	$22.08	$27.17	$28.26
Total return	19.19%	20.62%	(17.02%)	(2.11%)	13.60% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.32%	0.32%	0.32%	0.32% [5]
Net investment income (loss)	2.76%	2.98%	2.80%	2.50%	4.00% [5]
Portfolio turnover rate[6]	10%	11%	12%	11%	8% [4]
Net assets, end of period (x 1,000)	$3,630,569	$1,928,861	$885,348	$290,670	$62,164

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
4
Not annualized.
5
Annualized.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
47
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund’s Form N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.9% of net assets

Australia 6.1%
Australia & New Zealand Banking Group Ltd.	679,339	0.4	15,378,344
BHP Billiton Ltd.	1,271,752	0.8	30,225,894
Commonwealth Bank of Australia	319,636	0.5	19,026,946
National Australia Bank Ltd.	609,185	0.4	14,326,672
Wesfarmers Ltd.	505,864	0.5	16,292,062
Westpac Banking Corp.	738,088	0.5	17,697,524
Other Securities		3.0	109,259,838
		6.1	222,207,280

Austria 0.4%
Other Securities		0.4	13,603,225

Belgium 0.9%
Other Securities		0.9	31,090,123

Canada 6.8%
Royal Bank of Canada	217,203	0.5	17,135,873
Suncor Energy, Inc.	514,781	0.5	16,969,875
The Toronto-Dominion Bank	254,193	0.4	14,680,050
Other Securities		5.4	197,368,976
		6.8	246,154,774

Denmark 0.9%
Other Securities		0.9	32,839,011

Finland 1.0%
Other Securities		1.0	35,823,608

France 9.7%
BNP Paribas S.A.	221,682	0.5	17,674,385
Engie S.A.	1,162,933	0.5	18,261,538
Orange S.A.	942,910	0.4	16,031,288
Sanofi	241,879	0.5	19,184,360
Societe Generale S.A.	259,778	0.4	14,929,424
Total S.A.	1,080,953	1.7	61,924,538
Other Securities		5.7	203,220,601
		9.7	351,226,134

Germany 8.9%
Allianz SE	93,965	0.6	22,006,349
BASF SE	276,099	0.8	29,098,074
Security	Number of Shares	% of Net Assets	Value ($)
Bayer AG	131,416	0.4	15,423,898
Bayerische Motoren Werke AG	160,712	0.5	17,017,803
Daimler AG	354,664	0.8	30,482,935
Deutsche Telekom AG	1,095,471	0.5	17,716,577
E.ON SE	1,765,103	0.5	17,997,482
Siemens AG	167,005	0.6	22,087,898
Other Securities		4.2	152,858,960
		8.9	324,689,976

Hong Kong 1.5%
Other Securities		1.5	54,554,418

Ireland 0.7%
Other Securities		0.7	25,295,514

Israel 0.4%
Other Securities		0.4	14,258,123

Italy 3.3%
Enel S.p.A.	3,583,073	0.6	20,884,693
Eni S.p.A.	1,829,376	0.8	30,598,668
UniCredit S.p.A. *	729,817	0.4	15,529,063
Other Securities		1.5	52,005,951
		3.3	119,018,375

Japan 23.1%
Hitachi Ltd.	2,325,124	0.5	17,824,389
Honda Motor Co., Ltd.	672,382	0.7	24,480,615
Mitsubishi UFJ Financial Group, Inc.	2,680,024	0.5	19,146,078
Sumitomo Mitsui Financial Group, Inc.	336,311	0.4	14,769,255
Toyota Motor Corp.	689,517	1.3	46,751,844
Other Securities		19.7	715,761,016
		23.1	838,733,197

Luxembourg 0.5%
Other Securities		0.5	18,206,802

Netherlands 4.9%
Royal Dutch Shell plc, A Shares	1,198,571	1.1	38,314,767
Royal Dutch Shell plc, B Shares	1,845,010	1.6	59,003,266
Other Securities		2.2	81,500,700
		4.9	178,818,733

48
Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
New Zealand 0.1%
Other Securities		0.1	3,991,595

Norway 1.0%
Statoil A.S.A.	747,956	0.5	17,283,283
Other Securities		0.5	18,384,560
		1.0	35,667,843

Portugal 0.2%
Other Securities		0.2	7,692,311

Singapore 0.9%
Other Securities		0.9	32,947,335

Spain 3.6%
Banco Santander S.A.	5,974,254	1.1	41,292,607
Telefonica S.A.	2,408,672	0.6	23,481,340
Other Securities		1.9	65,923,535
		3.6	130,697,482

Sweden 2.4%
Other Securities		2.4	87,301,232

Switzerland 6.2%
Glencore plc *	5,176,309	0.8	27,555,183
Nestle S.A.	473,498	1.0	37,717,506
Novartis AG	357,310	0.8	29,929,273
Roche Holding AG	96,516	0.6	22,396,655
Other Securities		3.0	107,989,084
		6.2	225,587,701

United Kingdom 15.4%
AstraZeneca plc	307,968	0.6	20,261,946
Barclays plc	4,986,241	0.4	14,668,082
BHP Billiton plc	856,415	0.5	17,513,739
BP plc	12,086,491	2.2	79,128,540
British American Tobacco plc	322,542	0.5	19,089,835
GlaxoSmithKline plc	1,133,662	0.6	20,418,687
HSBC Holdings plc	4,325,157	1.2	42,735,007
Rio Tinto plc	363,613	0.5	19,669,435
Vodafone Group plc	10,259,616	0.8	28,802,548
Other Securities		8.1	297,459,318
		15.4	559,747,137
Total Common Stock
(Cost $3,118,084,497)			3,590,151,929

Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 0.7% of net assets

Germany 0.7%
Volkswagen AG	99,676	0.6	19,587,340
Other Securities		0.1	4,014,465
		0.7	23,601,805

Italy 0.0%
Other Securities		0.0	1,153,726

Spain 0.0%
Other Securities		0.0	507,539
Total Preferred Stock
(Cost $20,074,483)			25,263,070

Other Investment Companies 0.4% of net assets

United States 0.4%
Money Market Fund 0.1%
Other Securities		0.1	4,499,191
Securities Lending Collateral 0.3%
Other Securities		0.3	10,978,788
Total Other Investment Companies
(Cost $15,477,979)			15,477,979

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 03/16/18	131	13,339,075	(302,443)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $9,966,875.
(c)	The rate shown is the 7-day yield.

CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

49
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$2,808,197,512	$—	$—	$2,808,197,512
Australia	222,152,196	—	55,084 *	222,207,280
United Kingdom	559,747,137	—	— *	559,747,137
Preferred Stock[1]	25,263,070	—	—	25,263,070
Other Investment Companies[1]	15,477,979	—	—	15,477,979
Liabilities
Futures Contracts[2]	(302,443)	—	—	(302,443)
Total	$3,630,535,451	$—	$55,084	$3,630,590,535
*	Level 3 amount shown includes securities determined to have no value at February 28, 2018.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers out of Level 1 to Level 3 due to the result of fair valued securities for which no quoted market price was available. There were no transfers between any other levels for the period ended February 28, 2018. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
50
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2018
Assets
Investments in unaffiliated issuers, at value (cost $3,142,658,171) including securities on loan of $9,966,875		$3,619,914,190
Collateral invested for securities on loan, at value (cost $10,978,788)		10,978,788
Deposit with broker for futures contracts		589,500
Foreign currency, at value (cost $551,506)		549,512
Receivables:
Investments sold		85,645
Dividends		8,503,515
Foreign tax reclaims		1,767,716
Income from securities on loan	+	89,748
Total assets		3,642,478,614
Liabilities
Collateral held for securities on loan		10,978,788
Payables:
Investments bought		93,056
Investment adviser fees		696,910
Variation margin on futures contracts	+	140,825
Total liabilities		11,909,579
Net Assets
Total assets		3,642,478,614
Total liabilities	–	11,909,579
Net assets		$3,630,569,035
Net Assets by Source
Capital received from investors		3,206,456,495
Net investment income not yet distributed		5,128,569
Net realized capital losses		(58,089,167)
Net unrealized capital appreciation		477,073,138

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,630,569,035		119,900,000		$30.28

51
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Operations

For the period March 1, 2017 through February 28, 2018
Investment Income
Dividends (net of foreign withholding tax of $7,187,171)		$84,995,615
Securities on loan, net	+	1,024,390
Total investment income		86,020,005
Expenses
Investment adviser fees		7,153,725
Total expenses	–	7,153,725
Net investment income		78,866,280
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(25,577,032)
Net realized gains on in-kind redemptions		6,767,418
Net realized gains on futures contracts		2,127,683
Net realized gains on foreign currency transactions	+	762,689
Net realized losses		(15,919,242)
Net change in unrealized appreciation (depreciation) on investments		398,446,087
Net change in unrealized appreciation (depreciation) on futures contracts		(298,431)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	131,372
Net change in unrealized appreciation (depreciation)	+	398,279,028
Net realized and unrealized gains		382,359,786
Increase in net assets resulting from operations		$461,226,066
52
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/17-2/28/18		3/1/16-2/28/17
Net investment income		$78,866,280	$39,216,892
Net realized losses		(15,919,242)	(25,018,453)
Net change in unrealized appreciation (depreciation)	+	398,279,028	219,421,896
Increase in net assets resulting from operations		461,226,066	233,620,335
Distributions to Shareholders
Distributions from net investment income		($78,147,240)	($37,964,160)

Transactions in Fund Shares
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		46,500,000	$1,341,365,449	34,100,000	$847,856,850
Shares redeemed	+	(800,001)	(22,736,357)	—	—
Net transactions in fund shares		45,699,999	$1,318,629,092	34,100,000	$847,856,850
Shares Outstanding and Net Assets
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		74,200,001	$1,928,861,117	40,100,001	$885,348,092
Total increase	+	45,699,999	1,701,707,918	34,100,000	1,043,513,025
End of period		119,900,000	$3,630,569,035	74,200,001	$1,928,861,117
Net investment income not yet distributed			$5,128,569		$3,568,504
53
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Financial Statements
Financial Highlights
	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$29.99	$24.81	$27.22	$27.75	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.62 [2]	0.55 [2]	0.43 [2]	0.41	0.15
Net realized and unrealized gains (losses)	6.11	5.18	(2.49)	(0.53) [3]	2.78
Total from investment operations	6.73	5.73	(2.06)	(0.12)	2.93
Less distributions:
Distributions from net investment income	(0.70)	(0.55)	(0.35)	(0.41)	(0.18)
Net asset value at end of period	$36.02	$29.99	$24.81	$27.22	$27.75
Total return	22.47%	23.26%	(7.64%)	(0.32%)	11.73% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.46%	0.46%	0.46%	0.46% [5]
Net investment income (loss)	1.83%	1.94%	1.65%	1.73%	1.09% [5]
Portfolio turnover rate[6]	18%	25%	22%	21%	18% [4]
Net assets, end of period (x 1,000)	$1,811,898	$866,749	$379,667	$68,046	$24,977

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
4
Not annualized.
5
Annualized.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
54
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund’s Form N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.5% of net assets

Australia 5.8%
Computershare Ltd.	203,878	0.2	2,834,276
Crown Resorts Ltd.	267,295	0.2	2,811,910
Qantas Airways Ltd.	663,373	0.2	3,044,738
Other Securities		5.2	96,638,552
		5.8	105,329,476

Austria 1.1%
Wienerberger AG	106,770	0.2	2,883,117
Other Securities		0.9	17,343,600
		1.1	20,226,717

Belgium 1.2%
Other Securities		1.2	21,935,155

Canada 8.1%
Bombardier, Inc., B Shares *	1,050,346	0.2	3,328,056
Quebecor, Inc., Class B	151,120	0.2	2,831,694
Waste Connections, Inc.	46,569	0.2	3,302,189
Other Securities		7.5	138,068,899
		8.1	147,530,838

Denmark 1.4%
FLSmidth & Co. A/S	41,505	0.1	2,833,039
Other Securities		1.3	22,229,023
		1.4	25,062,062

Finland 1.5%
Other Securities		1.5	26,305,844

France 3.8%
Dassault Systemes S.A.	23,005	0.2	2,981,169
Edenred	88,147	0.2	3,110,222
Elis S.A.	126,496	0.2	3,252,242
Other Securities		3.2	59,196,481
		3.8	68,540,114

Germany 2.6%
Axel Springer SE	31,199	0.2	2,815,839
Other Securities		2.4	45,206,459
		2.6	48,022,298

Security	Number of Shares	% of Net Assets	Value ($)
Hong Kong 4.6%
Sun Art Retail Group Ltd.	2,103,559	0.2	2,795,677
Techtronic Industries Co., Ltd.	469,861	0.2	2,948,152
Tingyi Cayman Islands Holding Corp.	1,715,292	0.2	3,603,619
Wynn Macau Ltd.	977,871	0.2	3,436,476
Other Securities		3.8	71,317,913
		4.6	84,101,837

Ireland 0.8%
Other Securities		0.8	14,234,965

Israel 0.8%
Other Securities		0.8	14,775,669

Italy 2.9%
Ferrari N.V.	23,777	0.2	2,972,462
Other Securities		2.7	49,122,025
		2.9	52,094,487

Japan 38.7%
COMSYS Holdings Corp.	107,735	0.2	2,853,279
FamilyMart UNY Holdings Co., Ltd.	39,340	0.2	2,982,621
Hitachi High-Technologies Corp.	58,642	0.2	2,885,249
Japan Display, Inc. *(a)	1,290,300	0.2	2,817,487
Kanematsu Corp.	207,619	0.2	2,829,090
Leopalace21 Corp.	370,306	0.2	2,932,464
Marui Group Co., Ltd.	145,962	0.2	2,819,246
Mitsui Engineering & Shipbuilding Co., Ltd.	153,633	0.2	2,794,636
Nisshinbo Holdings, Inc.	197,801	0.2	3,028,976
Ono Pharmaceutical Co., Ltd.	107,378	0.2	3,149,741
Otsuka Corp.	37,404	0.2	3,494,849
Rengo Co., Ltd.	343,465	0.2	2,996,729
Sankyu, Inc.	58,284	0.2	2,840,324
Shimadzu Corp.	112,201	0.2	2,896,900
Sysmex Corp.	36,989	0.2	3,088,627
The Chiba Bank Ltd.	341,233	0.2	2,839,744
THK Co., Ltd.	66,343	0.2	2,909,753
TIS, Inc.	88,290	0.2	3,284,863
Tokai Carbon Co., Ltd.	165,644	0.2	2,892,037
Tsuruha Holdings, Inc.	20,723	0.2	3,014,113
Yaskawa Electric Corp.	91,208	0.2	4,282,387
Other Securities		34.5	637,708,388
		38.7	701,341,503

55
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Luxembourg 0.5%
Other Securities		0.5	9,399,292

Netherlands 2.5%
Aalberts Industries N.V.	57,024	0.2	2,870,302
Other Securities		2.3	41,771,554
		2.5	44,641,856

New Zealand 1.0%
Other Securities		1.0	17,583,866

Norway 1.7%
Petroleum Geo-Services A.S.A. *	1,035,426	0.2	3,341,100
Other Securities		1.5	26,643,742
		1.7	29,984,842

Portugal 0.6%
Other Securities		0.6	10,086,587

Singapore 1.9%
City Developments Ltd.	303,344	0.2	2,926,008
Venture Corp., Ltd.	218,442	0.3	4,550,978
Other Securities		1.4	27,118,540
		1.9	34,595,526

Spain 1.7%
Bankinter S.A.	262,075	0.2	2,898,495
Other Securities		1.5	27,599,496
		1.7	30,497,991

Sweden 2.2%
Other Securities		2.2	39,955,751

Switzerland 3.1%
Other Securities		3.1	56,657,129

United Kingdom 11.0%
Avon Products, Inc. *	1,115,726	0.2	2,934,359
IG Group Holdings plc	282,763	0.2	3,149,958
Janus Henderson Group plc	101,471	0.2	3,585,985
London Stock Exchange Group plc	52,595	0.2	2,919,014
Tullow Oil plc *	1,154,513	0.2	2,891,977
Other Securities		10.0	183,349,929
		11.0	198,831,222
Total Common Stock
(Cost $1,508,737,167)			1,801,735,027
Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 0.1% of net assets

Germany 0.1%
Other Securities		0.1	1,525,183

Sweden 0.0%
Other Securities		0.0	136,849
Total Preferred Stock
(Cost $1,475,108)			1,662,032

Other Investment Companies 3.0% of net assets

United States 3.0%
Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.30% (c)		0.2	3,511,385
Securities Lending Collateral 2.8%
Wells Fargo Government Money Market Fund, Select Class 1.29% (c)		2.8	51,313,323
Total Other Investment Companies
(Cost $54,824,708)			54,824,708

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 03/16/18	82	8,349,650	(250,533)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $47,599,370.
(b)	Fair-valued by management in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

56
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,642,587,258	$—	$—	$1,642,587,258
Denmark	24,489,557	—	572,505	25,062,062
Hong Kong	83,759,654	—	342,183	84,101,837
Luxembourg	9,399,292	—	— *	9,399,292
Portugal	10,086,587	—	— *	10,086,587
Spain	30,474,704	—	23,287	30,497,991
Preferred Stock[1]	1,662,032	—	—	1,662,032
Other Investment Companies[1]	54,824,708	—	—	54,824,708
Liabilities
Futures Contracts[2]	(250,533)	—	—	(250,533)
Total	$1,857,033,259	$—	$937,975	$1,857,971,234
*	Level 3 amount shown includes securities determined to have no value at February 28, 2018.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers out of Level 1 to Level 3 due to the result of fair valued securities for which no quoted market price was available. There were no transfers between any other levels for the period ended February 28, 2018. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
57
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2018
Assets
Investments in unaffiliated issuers, at value (cost $1,513,723,660) including securities on loan of $47,599,370		$1,806,908,444
Collateral invested for securities on loan, at value (cost $51,313,323)		51,313,323
Deposit with broker for futures contracts		360,500
Foreign currency, at value (cost $1,571,694)		1,553,557
Receivables:
Investments sold		1,181,035
Dividends		1,994,860
Foreign tax reclaims		392,348
Income from securities on loan	+	132,293
Total assets		1,863,836,360
Liabilities
Collateral held for securities on loan		51,313,323
Payables:
Investment adviser fees		539,431
Variation margin on futures contracts		84,911
Due to custodian	+	470
Total liabilities		51,938,135
Net Assets
Total assets		1,863,836,360
Total liabilities	–	51,938,135
Net assets		$1,811,898,225
Net Assets by Source
Capital received from investors		1,544,942,109
Distributions in excess of net investment income		(8,072,051)
Net realized capital losses		(17,967,044)
Net unrealized capital appreciation		292,995,211

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,811,898,225		50,300,000		$36.02

58
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Statement of Operations

For the period March 1, 2017 through February 28, 2018
Investment Income
Dividends (net of foreign withholding tax of $2,622,510)		$28,628,366
Securities on loan, net	+	1,669,933
Total investment income		30,298,299
Expenses
Investment adviser fees		5,334,709
Total expenses	–	5,334,709
Net investment income		24,963,590
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,164,310)
Net realized gains on in-kind redemptions		13,369,978
Net realized gains on futures contracts		1,085,872
Net realized gains on foreign currency transactions	+	226,270
Net realized gains		13,517,810
Net change in unrealized appreciation (depreciation) on investments		218,679,154
Net change in unrealized appreciation (depreciation) on futures contracts		(245,861)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	53,230
Net change in unrealized appreciation (depreciation)	+	218,486,523
Net realized and unrealized gains		232,004,333
Increase in net assets resulting from operations		$256,967,923
59
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental International Small Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/17-2/28/18		3/1/16-2/28/17
Net investment income		$24,963,590	$11,098,149
Net realized gains (losses)		13,517,810	(10,038,314)
Net change in unrealized appreciation (depreciation)	+	218,486,523	109,298,861
Increase in net assets resulting from operations		256,967,923	110,358,696
Distributions to Shareholders
Distributions from net investment income		($31,960,170)	($13,315,200)

Transactions in Fund Shares
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		23,900,000	$801,658,390	14,100,000	$403,432,348
Shares redeemed	+	(2,500,001)	(81,516,821)	(500,000)	(13,394,058)
Net transactions in fund shares		21,399,999	$720,141,569	13,600,000	$390,038,290
Shares Outstanding and Net Assets
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,900,001	$866,748,903	15,300,001	$379,667,117
Total increase	+	21,399,999	945,149,322	13,600,000	487,081,786
End of period		50,300,000	$1,811,898,225	28,900,001	$866,748,903
Distributions in excess of net investment income			($8,072,051)		($2,221,772)
60
Schwab Fundamental Index ETFs  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$26.06	$17.78	$24.16	$24.98	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.71 [2]	0.49 [2]	0.57 [2]	0.37	0.12
Net realized and unrealized gains (losses)	5.06	8.18	(6.58)	(0.87)	(0.00) [3]
Total from investment operations	5.77	8.67	(6.01)	(0.50)	0.12
Less distributions:
Distributions from net investment income	(0.61)	(0.39)	(0.37)	(0.32)	(0.14)
Net asset value at end of period	$31.22	$26.06	$17.78	$24.16	$24.98
Total return	22.32%	49.03%	(24.92%)	(1.98%)	0.45% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.46%	0.46%	0.46%	0.46% [5]
Net investment income (loss)	2.48%	2.14%	2.80%	2.20%	1.01% [5]
Portfolio turnover rate[6]	14%	14%	20%	13%	6% [4]
Net assets, end of period (x 1,000)	$2,200,763	$1,011,273	$359,092	$96,642	$22,482

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Per-share amount was less than $0.005.
4
Not annualized.
5
Annualized.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
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Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund’s Form N-CSR(S), is also available on the SEC’s website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabfunds.com/schwabetfs_prospectus.

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 91.4% of net assets

Brazil 7.1%
Ambev S.A.	1,913,222	0.6	12,956,024
Banco do Brasil S.A.	1,167,645	0.7	15,023,489
Petroleo Brasileiro S.A. *	4,358,326	1.4	31,056,636
Vale S.A.	3,821,492	2.4	52,992,140
Other Securities		2.0	45,019,735
		7.1	157,048,024

Chile 0.7%
Other Securities		0.7	14,575,717

China 18.7%
Agricultural Bank of China Ltd., H Shares	17,281,325	0.4	9,606,503
Bank of China Ltd., H Shares	54,761,681	1.4	29,881,586
China Construction Bank Corp., H Shares	64,001,511	3.0	66,657,165
China Mobile Ltd.	3,633,070	1.5	34,077,587
China Petroleum & Chemical Corp., H Shares	45,633,061	1.7	36,738,308
CNOOC Ltd.	17,613,856	1.2	25,660,097
Industrial & Commercial Bank of China Ltd., H Shares	46,176,711	1.8	39,890,428
PetroChina Co., Ltd., H Shares	24,723,127	0.8	17,471,393
Ping An Insurance Group Co. of China Ltd., H Shares	896,835	0.4	9,563,963
Tencent Holdings Ltd.	171,379	0.4	9,465,452
Other Securities		6.1	133,415,512
		18.7	412,427,994

Colombia 0.6%
Ecopetrol S.A.	11,508,927	0.4	10,070,790
Other Securities		0.2	2,740,771
		0.6	12,811,561

Czech Republic 0.3%
Other Securities		0.3	5,406,774

Greece 0.8%
Other Securities		0.8	16,930,587

Hungary 0.4%
Other Securities		0.4	9,578,950

Security	Number of Shares	% of Net Assets	Value ($)
India 4.4%
Infosys Ltd.	638,627	0.5	11,494,967
Reliance Industries Ltd. GDR	681,491	0.9	19,865,463
Other Securities		3.0	65,601,490
		4.4	96,961,920

Indonesia 1.3%
Other Securities		1.3	29,261,865

Malaysia 2.0%
Other Securities		2.0	44,101,769

Mexico 3.2%
America Movil S.A.B. de C.V., Series L	31,456,739	1.3	28,910,789
Other Securities		1.9	41,047,222
		3.2	69,958,011

Peru 0.2%
Other Securities		0.2	3,167,746

Philippines 0.1%
Other Securities		0.1	2,634,900

Poland 1.7%
Other Securities		1.7	37,602,495

Republic of Korea 17.0%
Hyundai Mobis Co., Ltd.	54,535	0.5	11,482,113
Hyundai Motor Co.	146,335	1.0	21,823,901
KB Financial Group, Inc.	160,128	0.4	9,463,655
Kia Motors Corp.	445,314	0.6	14,125,530
Korea Electric Power Corp.	301,112	0.4	9,203,811
LG Chem Ltd.	30,652	0.5	10,840,997
LG Display Co., Ltd.	375,201	0.5	10,342,368
LG Electronics, Inc.	141,864	0.6	13,087,278
POSCO	87,835	1.3	29,321,593
Samsung Electronics Co., Ltd.	48,226	4.8	104,788,788
Shinhan Financial Group Co., Ltd.	221,687	0.4	9,703,540
SK Hynix, Inc.	220,421	0.7	15,632,406
SK Innovation Co., Ltd.	88,647	0.8	16,822,383
Other Securities		4.5	97,615,163
		17.0	374,253,526

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Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Russia 12.0%
Gazprom PJSC	36,548,470	4.2	92,939,799
LUKOIL PJSC	954,415	2.9	64,023,238
MMC Norilsk Nickel PJSC	48,812	0.4	9,675,263
NOVATEK PJSC	772,316	0.4	9,740,119
Sberbank of Russia PJSC	4,268,240	0.9	20,652,225
Surgutneftegas OJSC	48,242,144	1.1	24,606,291
Tatneft PJSC	1,403,885	0.7	14,812,517
Other Securities		1.4	28,369,779
		12.0	264,819,231

South Africa 6.2%
MTN Group Ltd.	2,215,674	1.1	24,120,649
Sasol Ltd.	684,437	1.1	24,165,127
Standard Bank Group Ltd.	745,466	0.6	13,755,794
Other Securities		3.4	73,652,907
		6.2	135,694,477

Taiwan 11.3%
Hon Hai Precision Industry Co., Ltd.	12,165,911	1.7	36,711,711
Innolux Corp.	19,965,000	0.4	8,889,897
Taiwan Semiconductor Manufacturing Co., Ltd.	5,259,352	2.0	44,315,069
Other Securities		7.2	159,688,614
		11.3	249,605,291

Thailand 1.9%
PTT PCL NVDR	897,900	0.7	16,247,442
Other Securities		1.2	25,078,855
		1.9	41,326,297

Turkey 1.4%
Other Securities		1.4	30,957,532

United Arab Emirates 0.1%
Other Securities		0.1	2,188,813
Total Common Stock
(Cost $1,644,699,314)			2,011,313,480

Preferred Stock 8.2% of net assets

Brazil 5.6%
Banco Bradesco S.A.	1,680,727	0.9	20,057,495
Itau Unibanco Holding S.A.	2,005,631	1.4	31,102,329
Petroleo Brasileiro S.A. *	5,456,924	1.6	36,046,353
Other Securities		1.7	35,754,392
		5.6	122,960,569

Colombia 0.2%
Other Securities		0.2	3,111,080

Security	Number of Shares	% of Net Assets	Value ($)
Republic of Korea 0.9%
Samsung Electronics Co., Ltd.	7,387	0.6	13,608,888
Other Securities		0.3	6,352,585
		0.9	19,961,473

Russia 1.5%
AK Transneft OAO	7,873	1.2	25,871,575
Other Securities		0.3	7,490,993
		1.5	33,362,568
Total Preferred Stock
(Cost $120,691,949)			179,395,690

Rights 0.0% of net assets

Brazil 0.0%
Other Securities		0.0	34,454
Total Rights
(Cost $—)			34,454

Other Investment Companies 0.3% of net assets

United States 0.3%
Money Market Fund 0.2%
Other Securities		0.2	5,612,623
Securities Lending Collateral 0.1%
Other Securities		0.1	1,592,745
Total Other Investment Companies
(Cost $7,205,368)			7,205,368

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index, e-mini, expires 03/16/18	165	9,759,750	(346,661)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,506,180.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

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Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings  as of February 28, 2018 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2018 and reflects the complete schedule of portfolio holdings (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$1,914,351,560	$—	$—	$1,914,351,560
India	96,628,853	—	333,067	96,961,920
Preferred Stock[1]	179,395,690	—	—	179,395,690
Rights [1]	34,454	—	—	34,454
Other Investment Companies[1]	7,205,368	—	—	7,205,368
Liabilities
Futures Contracts[2]	(346,661)	—	—	(346,661)
Total	$2,197,269,264	$—	$333,067	$2,197,602,331
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2018. Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Assets and Liabilities

As of February 28, 2018
Assets
Investments in unaffiliated issuers, at value (cost $1,771,003,886) including securities on loan of $1,506,180		$2,196,356,247
Collateral invested for securities on loan, at value (cost $1,592,745)		1,592,745
Deposit with broker for futures contracts		429,000
Foreign currency, at value (cost $720,629)		718,993
Receivables:
Dividends		7,045,465
Income from securities on loan	+	3,155
Total assets		2,206,145,605
Liabilities
Collateral held for securities on loan		1,592,745
Payables:
Investments bought		2,552,716
Investment adviser fees		644,679
Foreign capital gains tax		464,240
Variation margin on futures contracts	+	128,700
Total liabilities		5,383,080
Net Assets
Total assets		2,206,145,605
Total liabilities	–	5,383,080
Net assets		$2,200,762,525
Net Assets by Source
Capital received from investors		1,797,029,976
Net investment income not yet distributed		2,576,322
Net realized capital losses		(23,361,214)
Net unrealized capital appreciation		424,517,441

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,200,762,525		70,500,000		$31.22

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Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Operations

For the period March 1, 2017 through February 28, 2018
Investment Income
Dividends (net of foreign withholding tax of $6,469,163)		$43,926,981
Securities on loan, net	+	16,099
Total investment income		43,943,080
Expenses
Investment adviser fees		5,980,991
Total expenses	–	5,980,991
Net investment income		37,962,089
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gains tax of $40,069)		(2,942,189)
Net realized gains on futures contracts		1,528,876
Net realized losses on foreign currency transactions	+	(172,515)
Net realized losses		(1,585,828)
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of ($32,354))		280,367,885
Net change in unrealized appreciation (depreciation) on futures contracts		(340,415)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(182,480)
Net change in unrealized appreciation (depreciation)	+	279,844,990
Net realized and unrealized gains		278,259,162
Increase in net assets resulting from operations		$316,221,251
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Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/17-2/28/18		3/1/16-2/28/17
Net investment income		$37,962,089	$13,726,905
Net realized losses		(1,585,828)	(9,584,840)
Net change in unrealized appreciation (depreciation)	+	279,844,990	226,124,106
Increase in net assets resulting from operations		316,221,251	230,266,171
Distributions to Shareholders
Distributions from net investment income		($37,977,310)	($12,995,400)

Transactions in Fund Shares
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	VALUE	SHARES	VALUE
Shares sold		31,700,000	$911,245,219	18,600,000	$434,910,865
Shares redeemed	+	(1)	(26)	—	—
Net transactions in fund shares		31,699,999	$911,245,193	18,600,000	$434,910,865
Shares Outstanding and Net Assets
		3/1/17-2/28/18		3/1/16-2/28/17
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		38,800,001	$1,011,273,391	20,200,001	$359,091,755
Total increase	+	31,699,999	1,189,489,134	18,600,000	652,181,636
End of period		70,500,000	$2,200,762,525	38,800,001	$1,011,273,391
Net investment income not yet distributed			$2,576,322		$1,230,119
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Schwab Fundamental Index ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab Fundamental U.S. Broad Market Index ETF	Schwab U.S. Mid-Cap ETF™
Schwab Fundamental U.S. Large Company Index ETF	Schwab U.S. Small-Cap ETF™
Schwab Fundamental U.S. Small Company Index ETF	Schwab U.S. Dividend Equity ETF™
Schwab Fundamental International Large Company Index ETF	Schwab U.S. REIT ETF™
Schwab Fundamental International Small Company Index ETF	Schwab International Equity ETF™
Schwab Fundamental Emerging Markets Large Company Index ETF	Schwab International Small-Cap Equity ETF™
Schwab U.S. Broad Market ETF™	Schwab Emerging Markets Equity ETF™
Schwab 1000 Index® ETF	Schwab U.S. TIPS ETF™
Schwab U.S. Large-Cap ETF™	Schwab Short-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Growth ETF™	Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Value ETF™	Schwab U.S. Aggregate Bond ETF™
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
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Schwab Fundamental Index ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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Schwab Fundamental Index ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The levels associated with valuing the funds’ investments as of February 28, 2018 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of February 28, 2018, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of February 28, 2018, if any, are disclosed in each fund’s Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Pursuant to the Amended and Restated Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF generally make distributions from net investment income, if any, quarterly. Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF generally make distributions from net investment income, if any, annually. All funds generally make distributions from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of February 28, 2018, if any, are reflected in each fund’s Statement of Assets and Liabilities.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that the investors could lose money over short or long periods.
Investment Style Risk. The funds are not actively managed. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance may be below that of their respective index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Certain funds invest in large-cap company stocks. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Certain funds invest in mid-cap company stocks. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Certain funds invest in small-cap company stocks. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. Certain funds invest in foreign issuers. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs) which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, a fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Certain funds invest in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In
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Financial Notes (continued)

3. Risk Factors (continued):
addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of liquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or a fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund’s daily NAV.)
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to the Advisory Agreement between CSIM and the trust.
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
0.25%	0.25%	0.25%	0.25%	0.39%	0.39%
Interfund Transactions
The funds may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 28, 2018, each fund’s total aggregate security transactions with other Schwab funds as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Fundamental U.S. Broad Market Index ETF	$9,412,314	($806,697)
Schwab Fundamental U.S. Large Company Index ETF	111,083,438	(3,810,551)
Schwab Fundamental U.S. Small Company Index ETF	54,977,599	(2,222,154)
Schwab Fundamental International Large Company Index ETF	32,727,359	(561,487)
Schwab Fundamental International Small Company Index ETF	4,280,788	(747,564)
Schwab Fundamental Emerging Markets Large Company Index ETF	32,326,074	408,307
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.
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Financial Notes (continued)

6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $555 million line of credit (the Syndicated Credit Facility), which matured on October 5, 2017. On October 5, 2017, the Syndicated Credit Facility was amended to run for a new 364 day period with an increased line of $605 million. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility. Where applicable, CSIM paid the commitment fee and any interest expense charged on any borrowings by a fund, since these expenses are now included in the advisory fee.
On December 1, 2017, the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which terminates on November 30, 2018. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount of any fund borrowings. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense. Where applicable, CSIM paid any interest expense charged. The interest expense is determined based on a negotiated rate above the Federal Funds Rate.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at February 28, 2018 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 28, 2018, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Fundamental U.S. Broad Market Index ETF	$709,392	6
Schwab Fundamental U.S. Large Company Index ETF	7,801,965	62
Schwab Fundamental U.S. Small Company Index ETF	4,630,359	64
Schwab Fundamental International Large Company Index ETF	10,942,411	113
Schwab Fundamental International Small Company Index ETF	5,730,063	59
Schwab Fundamental Emerging Markets Large Company Index ETF	5,661,096	105
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Financial Notes (continued)

9. Purchases and Sales of Investment Securities:
For the period ended February 28, 2018, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales of Securities
Schwab Fundamental U.S. Broad Market Index ETF	$28,337,568	$26,333,872
Schwab Fundamental U.S. Large Company Index ETF	328,815,812	277,210,169
Schwab Fundamental U.S. Small Company Index ETF	553,052,647	450,290,600
Schwab Fundamental International Large Company Index ETF	309,179,333	289,199,005
Schwab Fundamental International Small Company Index ETF	289,276,895	244,749,751
Schwab Fundamental Emerging Markets Large Company Index ETF	953,562,577	213,957,214

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of a fund.
The in-kind transactions for the period ended February 28, 2018, were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab Fundamental U.S. Broad Market Index ETF	$29,557,552	$58,270,878
Schwab Fundamental U.S. Large Company Index ETF	1,530,397,122	37,398,378
Schwab Fundamental U.S. Small Company Index ETF	1,242,046,983	182,601,459
Schwab Fundamental International Large Company Index ETF	1,311,547,877	21,831,004
Schwab Fundamental International Small Company Index ETF	745,746,100	78,042,832
Schwab Fundamental Emerging Markets Large Company Index ETF	168,812,247	—
For the period ended February 28, 2018, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 28, 2018 are disclosed in the funds’ Statements of Operations, if any.
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Financial Notes (continued)

11. Federal Income Taxes
As of February 28, 2018, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Tax cost	$221,654,450	$3,514,690,871	$2,561,635,945	$3,165,550,388	$1,582,833,423	$1,796,117,156
Gross unrealized appreciation	$52,224,791	$634,780,154	$439,419,535	$535,637,435	$323,023,008	$434,050,058
Gross unrealized depreciation	(12,941,053)	(129,115,936)	(151,314,770)	(70,597,288)	(47,885,197)	(32,564,883)
Net unrealized appreciation (depreciation)	$39,283,738	$505,664,218	$288,104,765	$465,040,147	$275,137,811	$401,485,175
As of February 28, 2018, the components of distributable earnings on a tax basis were as follows:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Undistributed ordinary income	$908,796	$14,397,209	$3,061,749	$13,981,324	$8,371,038	$6,540,617
Net unrealized appreciation (depreciation) on investments	39,283,738	505,664,218	288,104,765	465,040,147	275,137,811	401,485,175
Net other unrealized appreciation (depreciation)	—	—	—	119,562	60,960	(488,259)
Total	$40,192,534	$520,061,427	$291,166,514	$479,141,033	$283,569,809	$407,537,533
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, realization for tax purposes of unrealized appreciation or depreciation on futures contracts and the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2018, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
No expiration	$3,482,373	$20,055,716	$31,402,387	$55,028,493	$16,613,693	$3,804,984
Total	$3,482,373	$20,055,716	$31,402,387	$55,028,493	$16,613,693	$3,804,984
For the year ended February 28, 2018, the funds had capital loss carryforwards utilized as follows:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Capital loss carryforwards utilized	$—	$—	$—	$—	$—	$3,956,861
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2018, the funds had no capital or late-year ordinary losses deferred.
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Financial Notes (continued)

11. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Current period distributions
Ordinary income	$5,604,215	$60,154,490	$29,321,545	$78,147,240	$31,960,170	$37,977,310
Long-term capital gains	—	—	—	—	—	—
Prior period distributions
Ordinary income	$4,414,601	$29,673,625	$12,680,080	$37,964,160	$13,315,200	$12,995,400
Long-term capital gains	—	—	—	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of February 28, 2018, the funds made the following reclassifications:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Capital shares	$19,743,884	$8,056,496	$41,988,566	$6,767,418	$12,978,414	$—
Undistributed net investment income	(67,530)	(688,977)	(736,224)	841,025	1,146,301	1,361,424
Net realized gains and losses	(19,676,354)	(7,367,519)	(41,252,342)	(7,608,443)	(14,124,715)	(1,361,424)
As of February 28, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2018, the funds did not incur any interest or penalties.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the condensed portfolio holdings, of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF (six of the funds constituting Schwab Strategic Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the four years in the period ended February 28, 2018 and for the period August 14, 2013 (commencement of operations) through February 28, 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018 and each of the financial highlights for the four years in the period ended February 28, 2018 and for the period August 14, 2013 (commencement of operations) through February 28, 2014 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
San Francisco, California
April 16, 2018
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.
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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the period ended February 28, 2018, and the respective foreign source income on the funds as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab Fundamental U.S. Broad Market Index ETF	$—	$—
Schwab Fundamental U.S. Large Company Index ETF	—	—
Schwab Fundamental U.S. Small Company Index ETF	—	—
Schwab Fundamental International Large Company Index ETF	7,154,328	92,097,280
Schwab Fundamental International Small Company Index ETF	2,579,185	31,236,003
Schwab Fundamental Emerging Markets Large Company Index ETF	6,426,310	50,352,186
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the period ended February 28, 2018 qualify for the corporate dividends received deduction:
Schwab Fundamental U.S. Broad Market Index ETF	100.00%
Schwab Fundamental U.S. Large Company Index ETF	100.00%
Schwab Fundamental U.S. Small Company Index ETF	69.85%
Schwab Fundamental International Large Company Index ETF	0.03%
Schwab Fundamental International Small Company Index ETF	—%
Schwab Fundamental Emerging Markets Large Company Index ETF	—%
For the period ended February 28, 2018, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2019 via IRS form 1099 of the amount for use in preparing their 2018 income tax return.
Schwab Fundamental U.S. Broad Market Index ETF	$5,604,215
Schwab Fundamental U.S. Large Company Index ETF	60,154,490
Schwab Fundamental U.S. Small Company Index ETF	21,685,994
Schwab Fundamental International Large Company Index ETF	75,404,689
Schwab Fundamental International Small Company Index ETF	21,701,010
Schwab Fundamental Emerging Markets Large Company Index ETF	30,186,320
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Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of February 28, 2018
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. Shares are bought and sold at market prices, which may be higher or lower than the NAV. The data presented below represents past performance and cannot be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab Fundamental U.S. Broad Market Index ETF
Commencement of trading
8/15/13 through 2/28/18	721	—	—	—	218	—	—	—
Schwab Fundamental U.S. Large Company Index ETF
Commencement of trading
8/15/13 through 2/28/18	584	—	—	—	175	—	—	—
Schwab Fundamental U.S. Small Company Index ETF
Commencement of trading
8/15/13 through 2/28/18	656	—	—	—	193	—	—	—
Schwab Fundamental International Large Company Index ETF
Commencement of trading
8/15/13 through 2/28/18	473	396	114	3	107	23	8	1
Schwab Fundamental International Small Company Index ETF
Commencement of trading
8/15/13 through 2/28/18	416	391	173	6	103	28	12	2
Schwab Fundamental Emerging Markets Large Company Index ETF
Commencement of trading
8/15/13 through 2/28/18	390	338	132	10	158	52	23	3
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Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Co-CEO, Colgin Cellars, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director (May 2008 – present), President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present), Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President, Charles Schwab & Co., Inc. (July 2015 – present); Chief Financial Officer (July 2015 – Aug. 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
American Depositary Receipt (ADR)  U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $250 million or more of outstanding face value. It excludes zero-coupon STRIPS.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
European Depositary Receipt (EDR)  A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Global Depositary Receipt (GDR)  A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.

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price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 3000 Index  An index that measures the performance of the 3,000 largest companies in the U.S., representing approximately 98% of the investable U.S. equity market.
Russell Developed ex US Index  An index that measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks companies in the Russell Developed ex US Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Developed ex US Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex US Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks companies in the Russell Developed ex US Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell Developed ex US Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex US Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Index  An index that selects, ranks, and weights securities by fundamental measures of company size rather than market capitalization. The index measures the performance of the constituent companies by fundamental overall company scores, which are created using as the universe the companies included in the Russell 3000 Index. Securities are grouped in order of decreasing company score and each company receives a weight based on its percentage of the total scores of the companies in the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI US Large Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI US Small Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P Developed ex-U.S. Small Cap Index (Net)  An index composed of the stocks representing the lowest 15% of float-adjusted market cap in each developed market country, excluding the U.S. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.

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Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

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Schwab Fundamental Index ETFs  |  Annual Report

Schwab Fundamental Index ETFs
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
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To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
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© 2017 Schwab ETFs. All rights reserved.

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Schwab Fundamental Index ETFs  |  Annual Report

Notes

Notes

Schwab Fundamental Index ETFs
Schwab ETFs™

Schwab ETFs are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. TIPS ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Aggregate Bond ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-877-824-5615
© 2018 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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MFR79815-04
00207773

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of twenty-two operational series. Eleven series have a fiscal year-end of August 31, four series have a fiscal year-end of December 31, and seven series have a fiscal year-end of February 28 (whose annual financial statements are reported in Item 1). Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-one operational series, based on their respective 2017/2018 and 2016/2017 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2017/2018	Fiscal Year 2016/2017	Fiscal Year 2017/2018	Fiscal Year 2016/2017	Fiscal Year 2017/2018	Fiscal Year 2016/2017	Fiscal Year 2017/2018	Fiscal Year 2016/2017
$488,203	$488,203	$0	$0	$86,763	$80,863	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2017/2018: $86,763	2016/2017:	$80,863

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Kiran M. Patel, Robert W. Burns, John F. Cogan and Kimberly S. Patmore.

Item 6: Schedule of Investments.

Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S.

Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF are filed under this Item.

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.
Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.4%
Adient plc	2,717	168,617
American Axle & Manufacturing Holdings, Inc. *	642	9,476
Aptiv plc	2,654	242,390
BorgWarner, Inc.	3,228	158,430
Cooper Tire & Rubber Co.	1,340	42,009
Cooper-Standard Holding, Inc. *	205	24,977
Dana, Inc.	2,622	69,666
Delphi Technologies plc	165	7,879
Dorman Products, Inc. *	237	16,353
Ford Motor Co.	88,441	938,359
General Motors Co.	30,316	1,192,935
Gentex Corp.	2,320	52,687
Harley-Davidson, Inc.	3,412	154,837
LCI Industries	290	31,697
Lear Corp.	1,130	210,824
Modine Manufacturing Co. *	715	16,445
Standard Motor Products, Inc.	435	20,297
Superior Industries International, Inc.	1,598	23,091
Tenneco, Inc.	813	42,723
The Goodyear Tire & Rubber Co.	5,169	149,591
Thor Industries, Inc.	607	78,303
Tower International, Inc.	210	5,481
Visteon Corp. *	701	86,812
Winnebago Industries, Inc.	144	6,271
		3,750,150

Banks 5.3%
Associated Banc-Corp.	1,401	34,605
BancorpSouth Bank	402	12,663
Bank of America Corp.	49,098	1,576,046
Bank of Hawaii Corp.	380	31,164
Bank of the Ozarks, Inc.	134	6,685
BankUnited, Inc.	437	17,576
BB&T Corp.	6,261	340,285
BOK Financial Corp.	145	13,695
Capitol Federal Financial, Inc.	2,688	33,573
Cathay General Bancorp	158	6,488
CIT Group, Inc.	2,312	122,652
Citigroup, Inc.	24,694	1,864,150
Citizens Financial Group, Inc.	3,662	159,260
Columbia Banking System, Inc.	148	6,183
Comerica, Inc.	1,057	102,762
Commerce Bancshares, Inc.	699	40,381
Community Bank System, Inc.	145	7,730
Cullen/Frost Bankers, Inc.	515	53,555
CVB Financial Corp.	725	16,675
East West Bancorp, Inc.	580	38,019
F.N.B. Corp.	922	12,926
Fifth Third Bancorp	7,977	263,640
First Citizens BancShares, Inc., Class A	35	14,249
First Financial Bancorp	1,162	31,606
First Financial Bankshares, Inc.	383	17,618
First Horizon National Corp.	2,376	45,263
First Republic Bank	583	54,102

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Fulton Financial Corp.	1,740	31,494
Glacier Bancorp, Inc.	437	16,999
Great Western Bancorp, Inc.	391	15,988
Hancock Holding Co.	390	20,163
Huntington Bancshares, Inc.	7,040	110,528
IBERIABANK Corp.	145	11,716
International Bancshares Corp.	580	22,417
JPMorgan Chase & Co.	28,361	3,275,696
KeyCorp	7,503	158,538
M&T Bank Corp.	806	153,011
MB Financial, Inc.	435	17,839
National Bank Holdings Corp., Class A	164	5,345
NBT Bancorp, Inc.	290	10,092
New York Community Bancorp, Inc.	6,341	86,364
Northwest Bancshares, Inc.	1,701	27,913
Ocwen Financial Corp. *	4,402	16,023
Old National Bancorp	580	9,860
PacWest Bancorp	362	18,875
Park National Corp.	66	6,667
People's United Financial, Inc.	2,900	55,506
PHH Corp. *	5,021	53,122
Popular, Inc.	1,371	57,596
Prosperity Bancshares, Inc.	215	16,125
Provident Financial Services, Inc.	195	4,852
Radian Group, Inc.	720	14,774
Regions Financial Corp.	9,547	185,307
Signature Bank *	93	13,596
SunTrust Banks, Inc.	4,090	285,646
SVB Financial Group *	145	36,102
Synovus Financial Corp.	582	28,693
TCF Financial Corp.	2,030	45,269
Texas Capital Bancshares, Inc. *	100	9,020
The PNC Financial Services Group, Inc.	3,625	571,518
Trustmark Corp.	580	18,119
U.S. Bancorp	13,180	716,465
UMB Financial Corp.	210	15,330
Umpqua Holdings Corp.	1,095	23,335
United Bankshares, Inc.	238	8,449
Valley National Bancorp	2,030	25,314
Washington Federal, Inc.	870	30,189
Webster Financial Corp.	580	31,656
Wells Fargo & Co.	44,660	2,608,591
Westamerica Bancorp	254	14,552
Wintrust Financial Corp.	145	12,254
Zions Bancorp	900	49,473
		13,869,932

Capital Goods 8.8%
3M Co.	5,219	1,229,127
A.O. Smith Corp.	870	55,845
AAR Corp.	870	37,045
Actuant Corp., Class A	1,980	44,946
Acuity Brands, Inc.	148	21,102
AECOM *	2,642	93,817
Aegion Corp. *	452	10,378
AGCO Corp.	1,885	125,541
Air Lease Corp.	607	26,508
Aircastle Ltd.	755	14,707
Albany International Corp., Class A	435	27,688
Allegion plc	506	42,560
Allison Transmission Holdings, Inc.	1,140	45,178
Altra Industrial Motion Corp.	145	6,293
AMETEK, Inc.	1,627	123,229
Apogee Enterprises, Inc.	174	7,506
Applied Industrial Technologies, Inc.	872	61,389
Arconic, Inc.	4,678	114,096
Armstrong Flooring, Inc. *	379	5,310

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Armstrong World Industries, Inc. *	993	59,878
Astec Industries, Inc.	290	17,081
AZZ, Inc.	131	5,351
Babcock & Wilcox Enterprises, Inc. *	4,724	30,045
Barnes Group, Inc.	580	34,980
Beacon Roofing Supply, Inc. *	435	23,016
Briggs & Stratton Corp.	1,015	22,817
BWX Technologies, Inc.	666	41,931
Carlisle Cos., Inc.	580	59,688
Caterpillar, Inc.	8,326	1,287,449
Chart Industries, Inc. *	344	18,958
Chicago Bridge & Iron Co. N.V.	4,241	74,048
CIRCOR International, Inc.	136	6,392
Colfax Corp. *	725	23,048
Comfort Systems USA, Inc.	679	27,873
Crane Co.	435	40,155
Cubic Corp.	367	22,534
Cummins, Inc.	2,431	408,821
Curtiss-Wright Corp.	526	70,999
Deere & Co.	5,622	904,411
Donaldson Co., Inc.	1,389	65,922
Dover Corp.	2,272	227,427
Dycom Industries, Inc. *	322	35,175
Eaton Corp. plc	5,157	416,170
EMCOR Group, Inc.	1,160	88,520
Emerson Electric Co.	10,787	766,524
Encore Wire Corp.	435	22,794
EnerSys	435	30,315
EnPro Industries, Inc.	145	10,507
ESCO Technologies, Inc.	441	25,975
Esterline Technologies Corp. *	286	21,135
Fastenal Co.	2,403	131,492
Federal Signal Corp.	648	13,861
Flowserve Corp.	2,353	99,650
Fluor Corp.	6,144	349,594
Fortive Corp.	1,684	129,331
Fortune Brands Home & Security, Inc.	916	55,565
Franklin Electric Co., Inc.	452	17,696
GATX Corp.	725	49,982
Generac Holdings, Inc. *	791	35,184
General Cable Corp.	1,579	46,659
General Dynamics Corp.	2,694	599,280
General Electric Co.	108,121	1,525,587
Graco, Inc.	1,305	57,877
Granite Construction, Inc.	575	33,408
Griffon Corp.	969	18,120
H&E Equipment Services, Inc.	586	22,086
Harris Corp.	1,108	173,014
Harsco Corp. *	2,398	48,560
HD Supply Holdings, Inc. *	707	25,629
HEICO Corp., Class A	71	5,148
Herc Holdings, Inc. *	689	44,930
Hexcel Corp.	435	29,267
Hillenbrand, Inc.	580	25,462
Honeywell International, Inc.	5,383	813,425
Hubbell, Inc.	618	80,989
Huntington Ingalls Industries, Inc.	355	93,014
Hyster-Yale Materials Handling, Inc.	238	16,943
IDEX Corp.	435	59,508
Illinois Tool Works, Inc.	3,821	616,862
Ingersoll-Rand plc	2,655	235,764
ITT, Inc.	374	18,767
Jacobs Engineering Group, Inc.	2,552	155,825
Johnson Controls International plc	7,127	262,772
Kaman Corp.	290	17,754
KBR, Inc.	4,748	71,885
Kennametal, Inc.	1,322	54,466
KLX, Inc. *	485	32,825

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Lennox International, Inc.	297	60,775
Lincoln Electric Holdings, Inc.	725	63,466
Lindsay Corp.	77	6,810
Lockheed Martin Corp.	2,140	754,222
Masco Corp.	1,456	59,871
Masonite International Corp. *	145	8,852
MasTec, Inc. *	973	49,574
Meritor, Inc. *	449	11,001
Moog, Inc., Class A *	435	36,466
MRC Global, Inc. *	2,833	46,829
MSC Industrial Direct Co., Inc., Class A	454	39,716
Mueller Industries, Inc.	1,382	36,609
Mueller Water Products, Inc., Class A	568	6,248
MYR Group, Inc. *	452	14,622
National Presto Industries, Inc.	61	5,539
Nordson Corp.	290	38,880
Northrop Grumman Corp.	2,120	742,085
NOW, Inc. *	2,613	24,797
Orbital ATK, Inc.	326	43,052
Oshkosh Corp.	1,530	120,763
Owens Corning	1,358	110,405
PACCAR, Inc.	4,247	304,043
Parker-Hannifin Corp.	1,699	303,221
Pentair plc	1,693	116,292
Primoris Services Corp.	616	15,338
Quanex Building Products Corp.	580	9,715
Quanta Services, Inc. *	3,626	124,879
Raven Industries, Inc.	635	21,558
Raytheon Co.	3,013	655,358
RBC Bearings, Inc. *	109	13,135
Regal Beloit Corp.	824	59,575
Rexnord Corp. *	526	15,243
Rockwell Automation, Inc.	988	178,630
Rockwell Collins, Inc.	1,175	161,821
Roper Technologies, Inc.	435	119,664
Rush Enterprises, Inc., Class A *	580	24,656
Sensata Technologies Holding N.V. *	963	50,904
Simpson Manufacturing Co., Inc.	435	24,064
Snap-on, Inc.	435	69,261
Spirit AeroSystems Holdings, Inc., Class A	1,104	100,784
SPX Corp. *	1,001	31,261
SPX FLOW, Inc. *	756	36,863
Standex International Corp.	92	8,841
Stanley Black & Decker, Inc.	1,421	226,209
Teledyne Technologies, Inc. *	290	53,925
Tennant Co.	284	18,290
Terex Corp.	1,925	79,926
Textainer Group Holdings Ltd. *	735	11,981
Textron, Inc.	2,997	179,370
The Boeing Co.	4,313	1,562,212
The Greenbrier Cos., Inc.	267	13,831
The Middleby Corp. *	154	18,519
The Timken Co.	1,717	75,205
The Toro Co.	893	56,768
Titan International, Inc.	2,181	28,048
TransDigm Group, Inc.	445	128,298
TriMas Corp. *	267	6,915
Trinity Industries, Inc.	3,234	105,558
Triton International Ltd. *	164	4,677
Triumph Group, Inc.	1,976	55,229
Tutor Perini Corp. *	1,184	28,594
United Rentals, Inc. *	1,115	195,225
United Technologies Corp.	10,549	1,421,372
Univar, Inc. *	636	18,323
Universal Forest Products, Inc.	1,142	37,617
USG Corp. *	648	21,656
Valmont Industries, Inc.	366	53,839
Veritiv Corp. *	655	15,884

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
W.W. Grainger, Inc.	1,110	290,320
Wabash National Corp.	1,140	24,909
WABCO Holdings, Inc. *	435	60,017
Wabtec Corp.	619	50,349
Watsco, Inc.	290	47,957
Watts Water Technologies, Inc., Class A	290	21,895
Welbilt, Inc. *	648	12,837
WESCO International, Inc. *	1,523	94,807
Woodward, Inc.	435	30,811
Xylem, Inc.	1,359	101,354
		22,928,800

Commercial & Professional Services 1.0%
ABM Industries, Inc.	1,305	45,884
ACCO Brands Corp.	1,104	13,966
Brady Corp., Class A	756	28,274
CBIZ, Inc. *	1,021	18,429
Cimpress N.V. *	290	47,197
Cintas Corp.	687	117,243
Clean Harbors, Inc. *	488	24,366
Copart, Inc. *	1,590	74,428
Covanta Holding Corp.	3,167	47,347
Deluxe Corp.	580	41,180
Ennis, Inc.	300	5,850
Equifax, Inc.	582	65,766
Essendant, Inc.	1,480	11,751
FTI Consulting, Inc. *	729	34,766
Healthcare Services Group, Inc.	435	19,762
Herman Miller, Inc.	870	31,233
HNI Corp.	547	20,228
Huron Consulting Group, Inc. *	695	24,325
ICF International, Inc. *	290	16,530
IHS Markit Ltd. *	1,383	65,070
Insperity, Inc.	338	22,071
Interface, Inc.	502	12,148
KAR Auction Services, Inc.	850	45,968
Kelly Services, Inc., Class A	1,595	47,037
Kforce, Inc.	820	22,714
Knoll, Inc.	296	6,296
Korn/Ferry International	580	24,308
LSC Communications, Inc.	2,463	35,861
ManpowerGroup, Inc.	1,822	215,834
Matthews International Corp., Class A	435	22,294
McGrath RentCorp	290	14,680
Mobile Mini, Inc.	284	11,914
MSA Safety, Inc.	290	23,383
Navigant Consulting, Inc. *	552	10,974
Nielsen Holdings plc	2,946	96,128
On Assignment, Inc. *	143	10,967
Pitney Bowes, Inc.	4,095	50,778
Quad/Graphics, Inc.	1,777	46,895
R.R. Donnelley & Sons Co.	4,622	34,850
Republic Services, Inc.	2,587	173,795
Resources Connection, Inc.	720	11,196
Robert Half International, Inc.	1,664	94,964
Rollins, Inc.	435	21,867
Steelcase, Inc., Class A	1,919	26,194
Stericycle, Inc. *	630	39,482
Team, Inc. *	720	11,772
Tetra Tech, Inc.	858	41,999
The Brink's Co.	481	35,353
The Dun & Bradstreet Corp.	580	72,523
TransUnion *	284	16,208
TrueBlue, Inc. *	820	22,304
UniFirst Corp.	145	22,519
Verisk Analytics, Inc. *	787	80,424

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Viad Corp.	435	22,642
Waste Management, Inc.	4,518	389,994
		2,591,931

Consumer Durables & Apparel 1.5%
American Outdoor Brands Corp. *	1,347	12,123
Brunswick Corp.	759	43,415
Carter's, Inc.	439	51,222
Columbia Sportswear Co.	290	21,918
Crocs, Inc. *	1,644	20,123
D.R. Horton, Inc.	2,061	86,356
Deckers Outdoor Corp. *	800	75,664
Ethan Allen Interiors, Inc.	461	10,949
Fossil Group, Inc. *(a)	8,313	111,228
G-III Apparel Group Ltd. *	1,264	46,654
Garmin Ltd.	1,692	100,234
GoPro, Inc., Class A *	1,282	6,897
Hanesbrands, Inc.	3,450	66,930
Hasbro, Inc.	1,062	101,495
Helen of Troy Ltd. *	290	26,114
Iconix Brand Group, Inc. *	2,581	3,588
KB Home	690	19,147
La-Z-Boy, Inc.	870	26,709
Leggett & Platt, Inc.	1,740	75,620
Lennar Corp., Class A	1,829	103,485
Lululemon Athletica, Inc. *	746	60,501
M.D.C Holdings, Inc.	330	9,134
Mattel, Inc.	7,298	116,038
Meritage Homes Corp. *	290	12,296
Michael Kors Holdings Ltd. *	2,582	162,485
Mohawk Industries, Inc. *	424	101,709
Newell Brands, Inc.	1,739	44,675
NIKE, Inc., Class B	11,467	768,633
NVR, Inc. *	40	113,727
Oxford Industries, Inc.	386	30,849
Polaris Industries, Inc.	820	93,472
PulteGroup, Inc.	3,739	104,954
PVH Corp.	744	107,344
Ralph Lauren Corp.	1,701	180,034
Skechers U.S.A., Inc., Class A *	725	29,667
Steven Madden Ltd. *	1,083	47,544
Sturm Ruger & Co., Inc.	191	8,223
Tapestry, Inc.	4,809	244,826
Taylor Morrison Home Corp., Class A *	552	12,387
Tempur Sealy International, Inc. *	511	25,259
Toll Brothers, Inc.	766	33,574
TopBuild Corp. *	184	12,814
TRI Pointe Group, Inc. *	552	8,462
Tupperware Brands Corp.	802	39,338
Under Armour, Inc., Class A *	2,476	41,052
Under Armour, Inc., Class C *	720	10,836
Unifi, Inc. *	461	16,135
VF Corp.	3,819	284,783
Vista Outdoor, Inc. *	451	7,771
Whirlpool Corp.	1,132	183,871
Wolverine World Wide, Inc.	762	22,311
		3,944,575

Consumer Services 2.0%
Adtalem Global Education, Inc. *	1,552	71,470
Aramark	2,417	100,813
Ascent Capital Group, Inc., Class A *	1,211	8,235
BJ's Restaurants, Inc.	284	12,354
Bloomin' Brands, Inc.	1,696	39,161
Boyd Gaming Corp.	494	17,478
Bright Horizons Family Solutions, Inc. *	184	17,585

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Brinker International, Inc.	1,621	55,811
Caesars Entertainment Corp. *	1,230	15,621
Capella Education Co.	349	27,117
Career Education Corp. *	1,541	20,387
Carnival Corp.	3,964	265,231
Chipotle Mexican Grill, Inc. *	217	69,095
Choice Hotels International, Inc.	329	26,040
Churchill Downs, Inc.	49	12,652
Cracker Barrel Old Country Store, Inc.	149	23,259
Darden Restaurants, Inc.	1,484	136,810
DineEquity, Inc.	567	43,081
Domino's Pizza, Inc.	275	61,163
Dunkin' Brands Group, Inc.	341	20,422
Extended Stay America, Inc.	586	11,738
Graham Holdings Co., Class B	76	44,088
Grand Canyon Education, Inc. *	204	20,023
H&R Block, Inc.	2,645	66,998
Hilton Grand Vacations, Inc. *	134	5,783
Hilton Worldwide Holdings, Inc.	817	66,005
Houghton Mifflin Harcourt Co. *	1,808	12,294
Hyatt Hotels Corp., Class A *	290	22,408
ILG, Inc.	461	13,996
International Game Technology plc	2,550	67,575
International Speedway Corp., Class A	435	19,575
Jack in the Box, Inc.	518	46,661
K12, Inc. *	1,224	18,274
La Quinta Holdings, Inc. *	885	16,709
Las Vegas Sands Corp.	3,744	272,601
Marriott International, Inc., Class A	1,931	272,677
Marriott Vacations Worldwide Corp.	203	28,522
McDonald's Corp.	8,653	1,364,924
MGM Resorts International	3,610	123,570
Norwegian Cruise Line Holdings Ltd. *	797	45,349
Penn National Gaming, Inc. *	931	24,774
Pinnacle Entertainment, Inc. *	503	15,176
Red Robin Gourmet Burgers, Inc. *	284	15,237
Red Rock Resorts, Inc., Class A	200	6,700
Regis Corp. *	1,277	20,547
Royal Caribbean Cruises Ltd.	1,184	149,894
SeaWorld Entertainment, Inc. *	2,150	31,454
Service Corp. International	1,558	58,316
ServiceMaster Global Holdings, Inc. *	372	19,106
Six Flags Entertainment Corp.	888	56,912
Sotheby's *	311	14,362
Starbucks Corp.	6,133	350,194
Strayer Education, Inc.	379	33,974
Texas Roadhouse, Inc.	580	32,051
The Cheesecake Factory, Inc.	713	33,147
The Wendy's Co.	4,060	64,757
Vail Resorts, Inc.	176	36,233
Weight Watchers International, Inc. *	1,034	69,919
Wyndham Worldwide Corp.	1,553	179,806
Wynn Resorts Ltd.	938	157,115
Yum China Holdings, Inc.	2,961	128,271
Yum! Brands, Inc.	3,053	248,453
		5,329,953

Diversified Financials 5.0%
Affiliated Managers Group, Inc.	380	71,957
AGNC Investment Corp.	3,873	69,482
Ally Financial, Inc.	13,970	389,763
American Express Co.	9,940	969,249
Ameriprise Financial, Inc.	2,237	349,956
Annaly Capital Management, Inc.	11,868	119,036
Berkshire Hathaway, Inc., Class B *	13,959	2,892,305
BGC Partners, Inc., Class A	1,648	21,787
BlackRock, Inc.	790	434,050

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Cannae Holdings, Inc. *	3,839	70,561
Capital One Financial Corp.	7,484	732,908
Capstead Mortgage Corp.	1,347	11,247
Cboe Global Markets, Inc.	364	40,772
Chimera Investment Corp.	2,332	39,084
CME Group, Inc.	1,634	271,505
Credit Acceptance Corp. *	93	29,266
CYS Investments, Inc.	1,383	8,741
Discover Financial Services	5,906	465,570
Donnelley Financial Solutions, Inc. *	698	12,082
E*TRADE Financial Corp. *	1,272	66,437
Eaton Vance Corp.	1,039	54,994
Evercore, Inc., Class A	220	20,471
EZCORP, Inc., Class A *	2,478	32,214
FactSet Research Systems, Inc.	174	35,353
Federated Investors, Inc., Class B	1,595	51,965
FirstCash, Inc.	517	38,103
Franklin Resources, Inc.	5,297	204,835
Greenhill & Co., Inc.	564	11,477
Intercontinental Exchange, Inc.	1,279	93,469
Invesco Ltd.	4,450	144,803
Invesco Mortgage Capital, Inc.	1,197	18,398
Lazard Ltd., Class A	1,089	58,773
Legg Mason, Inc.	2,374	94,746
Leucadia National Corp.	2,558	61,366
LPL Financial Holdings, Inc.	1,353	86,957
MarketAxess Holdings, Inc.	86	17,406
MFA Financial, Inc.	4,788	34,091
Moody's Corp.	990	165,211
Morgan Stanley	6,464	362,113
Morningstar, Inc.	94	8,784
MSCI, Inc.	369	52,221
Nasdaq, Inc.	990	79,943
Navient Corp.	13,164	170,605
Nelnet, Inc., Class A	395	21,859
New Residential Investment Corp.	1,238	19,969
Northern Trust Corp.	1,147	121,433
OneMain Holdings, Inc. *	1,345	41,238
PennyMac Mortgage Investment Trust	1,196	19,937
PRA Group, Inc. *	464	17,771
Raymond James Financial, Inc.	580	53,772
Redwood Trust, Inc.	904	13,244
S&P Global, Inc.	1,240	237,832
Santander Consumer USA Holdings, Inc.	3,625	59,269
SEI Investments Co.	892	64,964
SLM Corp. *	9,209	100,470
Starwood Property Trust, Inc.	852	17,253
State Street Corp.	3,299	350,189
Stifel Financial Corp.	369	23,568
Synchrony Financial	9,599	349,308
T. Rowe Price Group, Inc.	2,693	301,347
TD Ameritrade Holding Corp.	1,167	67,103
The Bank of New York Mellon Corp.	7,824	446,203
The Charles Schwab Corp. (b)	2,757	146,176
The Goldman Sachs Group, Inc.	4,646	1,221,573
Two Harbors Investment Corp.	938	13,779
Voya Financial, Inc.	2,736	139,591
Waddell & Reed Financial, Inc., Class A	2,656	53,120
Western Asset Mortgage Capital Corp.	775	6,836
World Acceptance Corp. *	436	46,879
		12,918,739

Energy 12.1%
Anadarko Petroleum Corp.	6,838	390,040
Andeavor	3,913	350,683
Antero Resources Corp. *	712	13,393
Apache Corp.	7,562	258,242

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Archrock, Inc.	1,659	15,760
Baker Hughes a GE Co.	10,201	269,306
Basic Energy Services, Inc. *	735	11,892
Bill Barrett Corp. *	3,450	15,629
Bristow Group, Inc.	3,151	46,509
Cabot Oil & Gas Corp.	2,381	57,525
California Resources Corp. *	3,228	45,547
CARBO Ceramics, Inc. *(a)	1,678	11,410
Chesapeake Energy Corp. *(a)	31,730	89,479
Chevron Corp.	48,186	5,392,977
Cimarex Energy Co.	446	42,856
Cloud Peak Energy, Inc. *	5,673	18,664
CNX Resources Corp. *	5,535	88,947
Concho Resources, Inc. *	620	93,496
ConocoPhillips	40,139	2,179,949
CONSOL Energy, Inc. *	706	22,373
Continental Resources, Inc. *	452	21,475
CVR Energy, Inc. (a)	841	24,910
Delek US Holdings, Inc.	4,034	137,640
Denbury Resources, Inc. *	22,763	49,851
Devon Energy Corp.	6,817	209,077
Diamond Offshore Drilling, Inc. *(a)	4,356	63,162
Dril-Quip, Inc. *	727	32,751
Energen Corp. *	1,183	64,722
Ensco plc, Class A	26,063	115,720
EOG Resources, Inc.	3,842	389,656
EQT Corp.	1,022	51,417
Exterran Corp. *	835	21,601
Exxon Mobil Corp.	112,009	8,483,562
Forum Energy Technologies, Inc. *	1,376	15,549
Golar LNG Ltd.	962	25,993
Green Plains, Inc.	1,510	27,633
Halliburton Co.	13,705	636,186
Helix Energy Solutions Group, Inc. *	3,211	19,138
Helmerich & Payne, Inc.	2,219	143,236
Hess Corp.	11,778	534,957
HollyFrontier Corp.	10,929	468,089
Kinder Morgan, Inc.	21,978	356,044
Kosmos Energy Ltd. *	1,554	8,376
Marathon Oil Corp.	31,455	456,727
Marathon Petroleum Corp.	17,391	1,114,067
Matrix Service Co. *	1,383	19,777
McDermott International, Inc. *	6,720	49,056
Murphy Oil Corp.	8,895	225,488
Nabors Industries Ltd.	15,723	101,728
National Oilwell Varco, Inc.	12,411	435,502
Newfield Exploration Co. *	1,182	27,576
Newpark Resources, Inc. *	3,257	26,870
Noble Corp. plc *	26,287	101,994
Noble Energy, Inc.	5,740	171,224
Nordic American Tankers Ltd.	3,249	6,790
Oasis Petroleum, Inc. *	2,907	22,907
Occidental Petroleum Corp.	14,532	953,299
Oceaneering International, Inc.	3,526	64,808
Oil States International, Inc. *	1,792	44,083
ONEOK, Inc.	2,094	117,955
Pacific Ethanol, Inc. *	2,392	9,807
Patterson-UTI Energy, Inc.	3,686	66,606
PBF Energy, Inc., Class A	3,652	107,040
PDC Energy, Inc. *	284	14,919
Peabody Energy Corp.	1,455	59,233
Phillips 66	16,597	1,499,871
Pioneer Energy Services Corp. *	7,113	19,561
Pioneer Natural Resources Co.	769	130,907
QEP Resources, Inc. *	7,641	65,865
Range Resources Corp.	2,692	35,777
Renewable Energy Group, Inc. *	1,187	13,176
REX American Resources Corp. *	70	5,650

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Rowan Cos. plc, Class A *	3,199	38,900
RPC, Inc. (a)	761	14,946
Schlumberger Ltd.	19,290	1,266,196
Scorpio Tankers, Inc.	4,584	10,543
SEACOR Holdings, Inc. *	350	14,529
SEACOR Marine Holdings, Inc. *	1,109	18,764
SemGroup Corp., Class A	933	20,713
Ship Finance International Ltd.	720	10,404
SM Energy Co.	3,432	62,943
Southwestern Energy Co. *	6,043	21,574
Stone Energy Corp. *	835	25,267
Superior Energy Services, Inc. *	7,437	63,586
Targa Resources Corp.	889	39,694
Teekay Corp.	2,613	19,859
The Williams Cos., Inc.	8,230	228,465
Transocean Ltd. *	18,190	165,711
Unit Corp. *	1,411	27,035
US Silica Holdings, Inc.	484	12,531
Valero Energy Corp.	19,817	1,791,853
W&T Offshore, Inc. *	4,654	18,104
Weatherford International plc *	30,527	80,286
Whiting Petroleum Corp. *	2,263	61,576
World Fuel Services Corp.	8,613	196,807
WPX Energy, Inc. *	3,032	42,842
		31,536,813

Food & Staples Retailing 3.5%
Casey's General Stores, Inc.	648	72,777
Costco Wholesale Corp.	6,229	1,189,116
CVS Health Corp.	26,592	1,801,076
Ingles Markets, Inc., Class A	676	21,767
Performance Food Group Co. *	825	25,286
PriceSmart, Inc.	145	11,419
Rite Aid Corp. *	21,693	42,735
SpartanNash Co.	1,293	21,684
Sprouts Farmers Market, Inc. *	1,152	29,675
SUPERVALU, Inc. *	1,599	22,754
Sysco Corp.	8,334	497,123
The Andersons, Inc.	1,035	36,277
The Kroger Co.	27,189	737,366
United Natural Foods, Inc. *	1,674	71,430
US Foods Holding Corp. *	1,458	48,683
Walgreens Boots Alliance, Inc.	12,157	837,496
Walmart, Inc.	39,557	3,560,525
Weis Markets, Inc.	374	13,939
		9,041,128

Food, Beverage & Tobacco 4.1%
Altria Group, Inc.	13,200	830,940
Archer-Daniels-Midland Co.	21,213	880,764
B&G Foods, Inc. (a)	374	10,360
Brown-Forman Corp., Class B	2,003	139,789
Bunge Ltd.	6,565	495,198
Cal-Maine Foods, Inc. *	290	12,354
Campbell Soup Co.	1,533	65,996
ConAgra Brands, Inc.	4,215	152,288
Constellation Brands, Inc., Class A	535	115,282
Darling Ingredients, Inc. *	1,899	34,543
Dean Foods Co.	3,809	33,024
Dr. Pepper Snapple Group, Inc.	1,977	229,826
Flowers Foods, Inc.	2,504	51,933
Fresh Del Monte Produce, Inc.	1,015	47,380
General Mills, Inc.	7,241	366,033
Hormel Foods Corp.	2,241	72,743
Ingredion, Inc.	880	114,963
J&J Snack Foods Corp.	145	19,478

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Kellogg Co.	2,506	165,897
Lamb Weston Holdings, Inc.	1,159	62,690
Lancaster Colony Corp.	290	34,319
McCormick & Co., Inc. Non-Voting Shares	1,015	108,382
Molson Coors Brewing Co., Class B	1,099	83,799
Mondelez International, Inc., Class A	17,398	763,772
Monster Beverage Corp. *	1,103	69,897
PepsiCo, Inc.	13,550	1,486,841
Philip Morris International, Inc.	15,251	1,579,241
Pilgrim's Pride Corp. *	1,332	33,566
Pinnacle Foods, Inc.	544	29,354
Post Holdings, Inc. *	184	13,944
Sanderson Farms, Inc.	438	53,940
Snyder's-Lance, Inc.	435	21,698
The Boston Beer Co., Inc., Class A *	100	16,305
The Coca-Cola Co.	35,265	1,524,153
The Hain Celestial Group, Inc. *	509	17,703
The Hershey Co.	1,017	99,930
The J.M. Smucker Co.	1,223	154,465
The Kraft Heinz Co.	2,932	196,591
Tyson Foods, Inc., Class A	4,954	368,478
Universal Corp.	802	39,418
Vector Group Ltd.	695	13,928
		10,611,205

Health Care Equipment & Services 5.3%
Abbott Laboratories	13,217	797,382
Aetna, Inc.	4,048	716,739
Align Technology, Inc. *	98	25,727
Allscripts Healthcare Solutions, Inc. *	2,508	34,786
Amedisys, Inc. *	342	20,250
AmerisourceBergen Corp.	1,885	179,377
Analogic Corp.	130	10,855
Anthem, Inc.	5,526	1,300,710
Baxter International, Inc.	3,613	244,925
Becton Dickinson & Co.	1,678	372,549
Boston Scientific Corp. *	4,317	117,681
Brookdale Senior Living, Inc. *	2,567	16,762
Cardinal Health, Inc.	8,736	604,618
Centene Corp. *	1,028	104,260
Cerner Corp. *	974	62,492
Chemed Corp.	166	43,099
Cigna Corp.	1,463	286,587
Community Health Systems, Inc. *	13,047	66,801
CONMED Corp.	290	17,554
Danaher Corp.	3,174	310,354
DaVita, Inc. *	1,744	125,603
DENTSPLY SIRONA, Inc.	1,259	70,579
Diplomat Pharmacy, Inc. *	284	5,919
Edwards Lifesciences Corp. *	646	86,351
Encompass Health Corp.	435	23,168
Envision Healthcare Corp. *	240	9,240
Express Scripts Holding Co. *	18,029	1,360,288
Haemonetics Corp. *	244	17,300
Halyard Health, Inc. *	1,000	49,380
HCA Healthcare, Inc.	4,842	480,568
Henry Schein, Inc. *	1,603	106,103
Hill-Rom Holdings, Inc.	557	46,599
HMS Holdings Corp. *	305	4,892
Hologic, Inc. *	370	14,367
Humana, Inc.	2,227	605,343
IDEXX Laboratories, Inc. *	201	37,633
Intuitive Surgical, Inc. *	342	145,846
Invacare Corp.	777	13,364
Kindred Healthcare, Inc.	4,232	38,934
Laboratory Corp. of America Holdings *	734	126,762
LHC Group, Inc. *	89	5,730

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
LifePoint Health, Inc. *	870	40,107
LivaNova plc *	237	21,268
Magellan Health, Inc. *	907	91,516
Masimo Corp. *	290	25,384
McKesson Corp.	4,263	636,167
MEDNAX, Inc. *	1,462	80,381
Medtronic plc	9,184	733,710
Molina Healthcare, Inc. *	580	41,934
Owens & Minor, Inc.	2,962	48,606
Patterson Cos., Inc.	1,533	48,412
Quality Systems, Inc. *	590	7,404
Quest Diagnostics, Inc.	2,076	213,932
ResMed, Inc.	870	82,885
Select Medical Holdings Corp. *	3,220	58,282
STERIS plc	461	42,089
Stryker Corp.	1,719	278,753
Teleflex, Inc.	179	44,720
Tenet Healthcare Corp. *	4,513	92,968
The Cooper Cos., Inc.	145	33,425
Triple-S Management Corp., Class B *	1,466	35,624
UnitedHealth Group, Inc.	8,974	2,029,560
Universal Health Services, Inc., Class B	1,013	115,685
Varian Medical Systems, Inc. *	870	103,826
WellCare Health Plans, Inc. *	471	91,332
West Pharmaceutical Services, Inc.	425	37,068
Zimmer Biomet Holdings, Inc.	1,505	174,956
		13,917,471

Household & Personal Products 1.5%
Central Garden & Pet Co., Class A *	601	21,780
Church & Dwight Co., Inc.	1,834	90,214
Colgate-Palmolive Co.	6,873	474,031
Edgewell Personal Care Co. *	580	29,087
Energizer Holdings, Inc.	602	32,797
Herbalife Ltd. *	1,145	105,454
HRG Group, Inc. *	904	14,274
Kimberly-Clark Corp.	2,724	302,146
Nu Skin Enterprises, Inc., Class A	1,255	88,352
Spectrum Brands Holdings, Inc.	145	14,313
The Clorox Co.	786	101,457
The Estee Lauder Cos., Inc., Class A	1,458	201,846
The Procter & Gamble Co.	29,512	2,317,282
WD-40 Co.	145	18,082
		3,811,115

Insurance 3.5%
Aflac, Inc.	5,319	472,753
Alleghany Corp. *	137	83,043
Ambac Financial Group, Inc. *	1,240	18,786
American Equity Investment Life Holding Co.	1,327	40,619
American Financial Group, Inc.	821	92,609
American International Group, Inc.	23,277	1,334,703
American National Insurance Co.	51	5,962
AmTrust Financial Services, Inc.	1,658	19,846
Aon plc	2,258	316,843
Arch Capital Group Ltd. *	920	81,181
Argo Group International Holdings Ltd.	352	20,504
Arthur J. Gallagher & Co.	870	60,126
Aspen Insurance Holdings Ltd.	612	22,277
Assurant, Inc.	1,401	119,743
Assured Guaranty Ltd.	1,845	63,800
Axis Capital Holdings Ltd.	1,457	71,888
Brighthouse Financial, Inc. *	500	27,135
Brown & Brown, Inc.	725	38,164
Chubb Ltd.	2,744	389,428
Cincinnati Financial Corp.	1,247	93,014

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
CNA Financial Corp.	332	16,952
CNO Financial Group, Inc.	3,102	69,919
Employers Holdings, Inc.	228	8,926
Erie Indemnity Co., Class A	312	36,089
Everest Re Group Ltd.	584	140,300
First American Financial Corp.	1,305	75,729
FNF Group	2,799	111,764
Genworth Financial, Inc., Class A *	20,197	54,936
Horace Mann Educators Corp.	435	17,900
Infinity Property & Casualty Corp.	290	34,206
James River Group Holdings Ltd.	147	4,808
Kemper Corp.	659	37,168
Lincoln National Corp.	2,490	189,663
Loews Corp.	5,093	251,238
Maiden Holdings Ltd.	2,119	12,714
Markel Corp. *	50	55,600
Marsh & McLennan Cos., Inc.	3,810	316,306
MBIA, Inc. *	2,834	22,644
Mercury General Corp.	211	9,630
MetLife, Inc.	9,438	435,941
Old Republic International Corp.	2,650	53,080
Primerica, Inc.	557	54,308
Principal Financial Group, Inc.	1,913	119,237
ProAssurance Corp.	882	42,160
Prudential Financial, Inc.	3,798	403,803
Reinsurance Group of America, Inc.	761	117,034
RenaissanceRe Holdings Ltd.	726	93,131
RLI Corp.	580	35,264
Safety Insurance Group, Inc.	145	10,346
Selective Insurance Group, Inc.	424	24,104
Stewart Information Services Corp.	368	14,768
The Allstate Corp.	5,351	493,683
The Hanover Insurance Group, Inc.	590	63,667
The Hartford Financial Services Group, Inc.	5,620	297,017
The Progressive Corp.	6,499	374,212
The Travelers Cos., Inc.	7,284	1,012,476
Torchmark Corp.	1,086	92,712
Unum Group	2,257	115,017
Validus Holdings Ltd.	1,027	69,466
W.R. Berkley Corp.	1,238	84,654
White Mountains Insurance Group Ltd.	70	56,480
Willis Towers Watson plc	438	69,160
XL Group Ltd.	3,363	142,289
		9,112,925

Materials 4.2%
A. Schulman, Inc.	475	20,829
AdvanSix, Inc. *	461	19,062
Air Products & Chemicals, Inc.	1,613	259,354
AK Steel Holding Corp. *	2,740	14,138
Albemarle Corp.	732	73,515
Alcoa Corp. *	5,173	232,630
Allegheny Technologies, Inc. *	2,964	76,797
AptarGroup, Inc.	795	71,089
Ashland Global Holdings, Inc.	1,721	121,881
Avery Dennison Corp.	943	111,415
Axalta Coating Systems Ltd. *	497	15,308
Ball Corp.	4,138	165,313
Bemis Co., Inc.	1,450	63,931
Berry Global Group, Inc. *	383	20,835
Boise Cascade Co.	957	38,567
Cabot Corp.	967	58,194
Calgon Carbon Corp.	740	15,725
Carpenter Technology Corp.	940	47,884
Celanese Corp., Series A	1,110	111,955
Century Aluminum Co. *	1,456	27,737
CF Industries Holdings, Inc.	6,491	267,689

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Clearwater Paper Corp. *	495	18,612
Cleveland-Cliffs, Inc. *	8,053	56,613
Commercial Metals Co.	4,060	98,658
Compass Minerals International, Inc.	290	17,487
Crown Holdings, Inc. *	870	43,361
Domtar Corp.	2,756	123,359
DowDuPont, Inc.	21,578	1,516,933
Eagle Materials, Inc.	110	11,025
Eastman Chemical Co.	2,016	203,777
Ecolab, Inc.	1,421	185,369
Ferro Corp. *	372	7,957
FMC Corp.	887	69,612
Freeport-McMoRan, Inc. *	35,762	665,173
GCP Applied Technologies, Inc. *	851	26,168
Graphic Packaging Holding Co.	3,335	51,059
Greif, Inc., Class A	758	43,638
H.B. Fuller Co.	580	29,226
Hecla Mining Co.	1,777	6,504
Huntsman Corp.	3,109	100,327
Ingevity Corp. *	103	7,716
Innophos Holdings, Inc.	290	12,052
Innospec, Inc.	321	20,849
International Flavors & Fragrances, Inc.	580	81,925
International Paper Co.	6,124	364,929
Kaiser Aluminum Corp.	290	29,107
KapStone Paper & Packaging Corp.	1,331	46,439
Kraton Corp. *	435	18,448
Louisiana-Pacific Corp.	870	24,795
LyondellBasell Industries N.V., Class A	8,845	957,206
Martin Marietta Materials, Inc.	292	59,548
Materion Corp.	290	14,616
Minerals Technologies, Inc.	187	12,847
Monsanto Co.	4,804	592,669
Neenah, Inc.	100	7,665
NewMarket Corp.	73	30,507
Newmont Mining Corp.	6,285	240,087
Nucor Corp.	5,233	342,238
Olin Corp.	1,452	47,190
Owens-Illinois, Inc. *	3,771	81,303
P.H. Glatfelter Co.	725	14,797
Packaging Corp. of America	729	86,897
Platform Specialty Products Corp. *	1,467	15,315
PolyOne Corp.	725	29,950
PPG Industries, Inc.	2,855	321,016
Praxair, Inc.	2,902	434,575
Quaker Chemical Corp.	71	10,120
Rayonier Advanced Materials, Inc.	898	18,292
Reliance Steel & Aluminum Co.	1,885	169,970
Royal Gold, Inc.	191	15,427
RPM International, Inc.	1,305	64,950
Schnitzer Steel Industries, Inc., Class A	1,360	46,240
Sealed Air Corp.	1,022	43,302
Sensient Technologies Corp.	580	41,731
Silgan Holdings, Inc.	1,160	33,002
Sonoco Products Co.	1,595	76,512
Southern Copper Corp.	935	49,303
Steel Dynamics, Inc.	2,643	122,239
Stepan Co.	500	40,050
Summit Materials, Inc., Class A *	427	13,506
SunCoke Energy, Inc. *	2,832	30,246
The Chemours Co.	2,556	121,436
The Mosaic Co.	14,433	379,877
The Scotts Miracle-Gro Co., Class A	400	35,936
The Sherwin-Williams Co.	341	136,939
TimkenSteel Corp. *	1,671	27,338
Trinseo S.A.	289	23,004
Tronox Ltd., Class A	1,094	19,998
United States Steel Corp.	4,257	185,222

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Vulcan Materials Co.	440	51,801
W.R. Grace & Co.	432	28,590
Westlake Chemical Corp.	445	48,176
WestRock Co.	2,641	173,672
Worthington Industries, Inc.	870	38,489
		11,048,760

Media 2.8%
AMC Entertainment Holdings, Inc., Class A	994	14,910
AMC Networks, Inc., Class A *	332	17,453
Cable One, Inc.	25	17,024
CBS Corp., Class B Non-Voting Shares	6,363	337,048
Charter Communications, Inc., Class A *	357	122,069
Cinemark Holdings, Inc.	1,308	55,669
Comcast Corp., Class A	41,426	1,500,035
Discovery Communications, Inc., Class A *(a)	4,977	121,041
Discovery Communications, Inc., Class C *	5,285	121,449
DISH Network Corp., Class A *	1,371	57,157
Gannett Co., Inc.	5,599	56,214
John Wiley & Sons, Inc., Class A	435	27,949
Lions Gate Entertainment Corp., Class A *	137	3,869
Lions Gate Entertainment Corp., Class B *	396	10,629
Live Nation Entertainment, Inc. *	966	43,277
Meredith Corp.	463	26,530
National CineMedia, Inc.	4,842	36,460
News Corp., Class A	6,724	108,458
News Corp., Class B	2,042	33,489
Omnicom Group, Inc.	3,111	237,152
Regal Entertainment Group, Class A	1,450	33,336
Scholastic Corp.	870	31,677
Scripps Networks Interactive, Inc., Class A	1,189	106,844
Sinclair Broadcast Group, Inc., Class A	313	10,579
Sirius XM Holdings, Inc. (a)	9,582	60,175
TEGNA, Inc.	3,192	41,049
The Interpublic Group of Cos., Inc.	3,248	76,003
The Madison Square Garden Co., Class A *	26	6,349
The New York Times Co., Class A	1,654	39,861
The Walt Disney Co.	15,234	1,571,539
Time Warner, Inc.	10,980	1,020,701
Tribune Media Co., Class A	1,172	48,837
Twenty-First Century Fox, Inc., Class A	15,093	555,724
Twenty-First Century Fox, Inc., Class B	7,179	261,459
Viacom, Inc., Class B	16,277	542,675
		7,354,690

Pharmaceuticals, Biotechnology & Life Sciences 5.4%
AbbVie, Inc.	8,635	1,000,192
Agilent Technologies, Inc.	2,032	139,375
Alexion Pharmaceuticals, Inc. *	275	32,299
Allergan plc	661	101,939
Amgen, Inc.	5,688	1,045,284
Bio-Rad Laboratories, Inc., Class A *	152	41,046
Bio-Techne Corp.	145	20,494
Biogen, Inc. *	872	251,999
Bristol-Myers Squibb Co.	10,514	696,027
Bruker Corp.	468	14,344
Catalent, Inc. *	322	13,444
Celgene Corp. *	3,054	266,064
Charles River Laboratories International, Inc. *	495	52,772
Eli Lilly & Co.	7,540	580,731
Endo International plc *	2,363	14,899
Gilead Sciences, Inc.	11,924	938,777
Illumina, Inc. *	206	46,972
Impax Laboratories, Inc. *	970	19,788
IQVIA Holdings, Inc. *	564	55,458
Johnson & Johnson	19,633	2,549,934

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Merck & Co., Inc.	32,508	1,762,584
Mettler-Toledo International, Inc. *	135	83,190
Mylan N.V. *	3,645	146,966
Myriad Genetics, Inc. *	1,583	51,321
PDL BioPharma, Inc. *	10,527	25,265
PerkinElmer, Inc.	688	52,522
Perrigo Co., plc	993	80,890
Pfizer, Inc.	89,282	3,241,829
Prestige Brands Holdings, Inc. *	284	9,599
QIAGEN N.V. *	846	28,510
Regeneron Pharmaceuticals, Inc. *	119	38,132
Thermo Fisher Scientific, Inc.	1,643	342,697
United Therapeutics Corp. *	398	46,108
Vertex Pharmaceuticals, Inc. *	100	16,603
Waters Corp. *	454	92,907
Zoetis, Inc.	1,555	125,737
		14,026,698

Real Estate 1.9%
Acadia Realty Trust	461	11,101
Alexandria Real Estate Equities, Inc.	476	57,744
Altisource Portfolio Solutions S.A. *	376	10,002
American Campus Communities, Inc.	898	32,759
American Tower Corp.	1,086	151,312
Apartment Investment & Management Co., Class A	687	26,559
Apple Hospitality REIT, Inc.	1,260	21,407
Ashford Hospitality Trust, Inc.	1,356	7,472
AvalonBay Communities, Inc.	435	67,869
Boston Properties, Inc.	1,176	139,791
Brandywine Realty Trust	1,595	24,978
Brixmor Property Group, Inc.	2,790	43,357
Camden Property Trust	622	49,580
CBL & Associates Properties, Inc.	3,837	17,765
CBRE Group, Inc., Class A *	1,692	79,101
Chesapeake Lodging Trust	461	11,921
Columbia Property Trust, Inc.	1,552	32,328
CoreCivic, Inc.	3,273	68,046
Corporate Office Properties Trust	1,166	29,103
Crown Castle International Corp.	1,131	124,478
CubeSmart	461	12,359
CyrusOne, Inc.	187	9,331
DCT Industrial Trust, Inc.	371	20,535
DDR Corp.	3,055	23,829
DiamondRock Hospitality Co.	1,450	14,906
Digital Realty Trust, Inc.	885	89,066
Douglas Emmett, Inc.	580	20,735
Duke Realty Corp.	2,320	57,466
EastGroup Properties, Inc.	145	11,749
EPR Properties	290	16,713
Equinix, Inc.	150	58,815
Equity Commonwealth *	1,450	42,659
Equity LifeStyle Properties, Inc.	236	19,968
Equity Residential	2,148	120,782
Essex Property Trust, Inc.	182	40,737
Extra Space Storage, Inc.	290	24,665
Federal Realty Investment Trust	290	33,043
First Industrial Realty Trust, Inc.	461	12,922
Forest City Realty Trust, Inc., Class A	246	5,232
Franklin Street Properties Corp.	1,589	12,855
Front Yard Residential Corp.	2,197	23,047
Gaming & Leisure Properties, Inc.	934	31,065
GGP, Inc.	4,018	85,061
Government Properties Income Trust	370	5,076
Gramercy Property Trust	448	9,699
HCP, Inc.	3,770	81,583
Healthcare Realty Trust, Inc.	435	11,549
Healthcare Trust of America, Inc., Class A	452	11,232

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Hersha Hospitality Trust	322	5,410
Highwoods Properties, Inc.	725	31,182
Hospitality Properties Trust	2,833	72,072
Host Hotels & Resorts, Inc.	8,225	152,656
Investors Real Estate Trust	2,590	12,044
Iron Mountain, Inc.	3,778	118,856
Jones Lang LaSalle, Inc.	491	78,860
Kilroy Realty Corp.	290	19,749
Kimco Realty Corp.	2,120	31,715
Kite Realty Group Trust	922	13,959
Lamar Advertising Co., Class A	349	23,198
LaSalle Hotel Properties	1,200	29,436
Lexington Realty Trust	2,265	18,029
Liberty Property Trust	1,015	39,849
Life Storage, Inc.	187	14,691
Mack-Cali Realty Corp.	1,595	26,940
Medical Properties Trust, Inc.	904	11,083
Mid-America Apartment Communities, Inc.	628	53,895
National Retail Properties, Inc.	439	16,348
New Senior Investment Group, Inc.	684	5,527
Omega Healthcare Investors, Inc.	1,357	34,576
Outfront Media, Inc.	1,951	40,015
Paramount Group, Inc.	904	12,611
Park Hotels & Resorts, Inc.	904	23,495
Pebblebrook Hotel Trust	868	29,521
Pennsylvania Real Estate Investment Trust	928	9,688
Piedmont Office Realty Trust, Inc., Class A	2,197	39,458
PotlatchDeltic Corp.	580	29,667
Prologis, Inc.	1,975	119,843
PS Business Parks, Inc.	145	16,075
Public Storage	577	112,192
Quality Care Properties, Inc. *	928	11,498
Ramco-Gershenson Properties Trust	1,383	16,292
Rayonier, Inc.	1,905	64,751
Realogy Holdings Corp.	2,310	59,020
Realty Income Corp.	780	38,360
Regency Centers Corp.	527	30,624
Retail Properties of America, Inc., Class A	2,103	25,152
RLJ Lodging Trust	2,127	42,136
Ryman Hospitality Properties, Inc.	290	19,998
SBA Communications Corp. *	290	45,608
Senior Housing Properties Trust	2,276	34,459
Simon Property Group, Inc.	1,807	277,393
SL Green Realty Corp.	621	60,187
Spirit Realty Capital, Inc.	3,557	27,745
STORE Capital Corp.	424	10,108
Sun Communities, Inc.	145	12,696
Sunstone Hotel Investors, Inc.	1,050	15,152
Tanger Factory Outlet Centers, Inc.	1,425	31,806
Taubman Centers, Inc.	527	30,808
The GEO Group, Inc.	1,997	42,536
The Macerich Co.	904	53,282
Tier REIT, Inc.	598	11,111
UDR, Inc.	1,179	39,638
Ventas, Inc.	2,344	113,262
VEREIT, Inc.	6,773	46,395
Vornado Realty Trust	1,161	77,172
Washington Prime Group, Inc.	6,544	42,863
Washington Real Estate Investment Trust	435	10,997
Weingarten Realty Investors	870	23,603
Welltower, Inc.	2,173	114,082
Weyerhaeuser Co.	5,750	201,422
WP Carey, Inc.	807	48,355
Xenia Hotels & Resorts, Inc.	928	18,254
		4,852,757

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Retailing 5.2%
Aaron's, Inc.	1,229	56,792
Abercrombie & Fitch Co., Class A	6,240	128,731
Advance Auto Parts, Inc.	730	83,402
Amazon.com, Inc. *	415	627,667
American Eagle Outfitters, Inc.	5,784	111,458
Asbury Automotive Group, Inc. *	664	43,724
Ascena Retail Group, Inc. *	19,471	44,199
AutoNation, Inc. *	1,650	82,846
AutoZone, Inc. *	158	105,026
Barnes & Noble Education, Inc. *	3,484	25,433
Barnes & Noble, Inc.	3,669	16,511
Bed Bath & Beyond, Inc.	9,860	211,398
Best Buy Co., Inc.	6,872	497,808
Big 5 Sporting Goods Corp.	1,383	8,505
Big Lots, Inc.	1,749	98,294
Booking Holdings, Inc. *	158	321,378
Burlington Stores, Inc. *	300	36,792
Caleres, Inc.	1,015	28,430
CarMax, Inc. *	2,148	133,004
Chico's FAS, Inc.	6,462	64,878
Citi Trends, Inc.	648	14,360
Core-Mark Holding Co., Inc.	2,684	54,941
Dick's Sporting Goods, Inc.	2,498	79,986
Dillard's, Inc., Class A (a)	1,493	121,754
Dollar General Corp.	4,247	401,724
Dollar Tree, Inc. *	1,944	199,532
DSW, Inc., Class A	1,859	36,455
Expedia, Inc.	505	53,111
Express, Inc. *	5,137	37,089
Five Below, Inc. *	198	13,236
Foot Locker, Inc.	2,907	133,460
Fred's, Inc., Class A	1,567	5,218
GameStop Corp., Class A (a)	7,531	118,161
Genesco, Inc. *	1,277	50,186
Genuine Parts Co.	2,306	211,783
GNC Holdings, Inc., Class A *(a)	9,700	41,322
Group 1 Automotive, Inc.	580	39,927
Groupon, Inc. *	3,214	13,756
Guess?, Inc.	4,180	66,002
Haverty Furniture Cos., Inc.	648	13,187
Hibbett Sports, Inc. *	1,786	45,990
J.C. Penney Co., Inc. *(a)	13,096	56,706
Kohl's Corp.	10,570	698,571
L Brands, Inc.	4,078	201,168
Liberty Interactive Corp. QVC Group, Class A *	9,658	278,826
Liberty TripAdvisor Holdings, Inc., Class A *	1,109	11,534
Lithia Motors, Inc., Class A	173	17,973
LKQ Corp. *	2,202	86,935
Lowe's Cos., Inc.	12,892	1,154,994
Lumber Liquidators Holdings, Inc. *	693	16,050
Macy's, Inc.	13,794	405,682
Murphy USA, Inc. *	2,002	150,370
Netflix, Inc. *	208	60,607
Nordstrom, Inc.	3,813	195,645
O'Reilly Automotive, Inc. *	816	199,259
Office Depot, Inc.	14,958	39,340
Penske Automotive Group, Inc.	725	33,205
Pier 1 Imports, Inc.	7,102	22,016
Pool Corp.	290	40,029
Rent-A-Center, Inc. (a)	4,543	34,163
RH *	300	25,464
Ross Stores, Inc.	2,973	232,162
Sally Beauty Holdings, Inc. *	2,808	47,287
Shoe Carnival, Inc.	552	12,895
Shutterfly, Inc. *	87	6,676
Signet Jewelers Ltd.	1,380	69,386

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Sleep Number Corp. *	286	9,850
Sonic Automotive, Inc., Class A	1,725	33,810
Tailored Brands, Inc.	698	16,340
Target Corp.	19,226	1,449,833
The Buckle, Inc.	1,844	38,816
The Cato Corp., Class A	1,734	19,698
The Children's Place, Inc.	325	46,248
The Finish Line, Inc., Class A	2,900	30,798
The Gap, Inc.	9,171	289,620
The Home Depot, Inc.	10,642	1,939,717
The Michaels Cos., Inc. *	352	8,100
The TJX Cos., Inc.	7,214	596,454
Tiffany & Co.	1,128	113,973
Tractor Supply Co.	1,707	110,836
TripAdvisor, Inc. *	644	25,812
Urban Outfitters, Inc. *	3,311	116,845
Vitamin Shoppe, Inc. *	3,304	12,390
Williams-Sonoma, Inc.	1,668	86,336
Zumiez, Inc. *	922	18,163
		13,538,038

Semiconductors & Semiconductor Equipment 3.4%
Advanced Energy Industries, Inc. *	85	5,637
Amkor Technology, Inc. *	570	5,728
Analog Devices, Inc.	1,811	163,262
Applied Materials, Inc.	6,381	367,482
Broadcom Ltd.	416	102,527
Brooks Automation, Inc.	760	20,300
Cabot Microelectronics Corp.	244	24,864
Cirrus Logic, Inc. *	465	20,604
Cree, Inc. *	1,478	55,913
Cypress Semiconductor Corp.	2,076	36,268
Diodes, Inc. *	220	6,622
Entegris, Inc.	566	18,791
First Solar, Inc. *	1,280	80,448
Integrated Device Technology, Inc. *	403	12,227
Intel Corp.	75,695	3,731,007
KLA-Tencor Corp.	1,710	193,760
Lam Research Corp.	853	163,657
Marvell Technology Group Ltd.	6,733	158,158
Maxim Integrated Products, Inc.	2,320	141,381
Microchip Technology, Inc.	1,044	92,843
Micron Technology, Inc. *	8,848	431,871
Microsemi Corp. *	376	24,402
MKS Instruments, Inc.	282	31,401
NVIDIA Corp.	913	220,946
NXP Semiconductor N.V. *	878	109,451
ON Semiconductor Corp. *	3,770	90,178
Photronics, Inc. *	1,164	9,079
Power Integrations, Inc.	86	5,779
Qorvo, Inc. *	1,561	125,988
QUALCOMM, Inc.	19,407	1,261,455
Silicon Laboratories, Inc. *	435	40,672
Skyworks Solutions, Inc.	507	55,390
Synaptics, Inc. *	478	22,213
Teradyne, Inc.	1,450	65,830
Texas Instruments, Inc.	7,630	826,710
Veeco Instruments, Inc. *	310	5,627
Versum Materials, Inc.	796	29,468
Xilinx, Inc.	1,782	126,967
Xperi Corp.	232	5,116
		8,890,022

Software & Services 7.4%
Accenture plc, Class A	5,258	846,591
ACI Worldwide, Inc. *	441	10,430

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Activision Blizzard, Inc.	4,631	338,665
Acxiom Corp. *	1,160	31,749
Adobe Systems, Inc. *	867	181,316
Akamai Technologies, Inc. *	1,500	101,190
Alliance Data Systems Corp.	356	85,782
Alphabet, Inc., Class A *	790	872,097
Alphabet, Inc., Class C *	817	902,564
Amdocs Ltd.	2,030	133,554
ANSYS, Inc. *	321	51,341
Aspen Technology, Inc. *	184	14,220
Autodesk, Inc. *	629	73,889
Automatic Data Processing, Inc.	2,660	306,751
Booz Allen Hamilton Holding Corp.	1,661	63,002
Broadridge Financial Solutions, Inc.	1,015	101,886
CA, Inc.	4,891	171,674
CACI International, Inc., Class A *	524	78,102
Cadence Design Systems, Inc. *	725	28,108
Cardtronics plc, Class A *	721	16,136
Cars.com, Inc. *	1,069	29,280
CDK Global, Inc.	684	46,977
Citrix Systems, Inc. *	1,039	95,588
Cognizant Technology Solutions Corp., Class A	3,104	254,590
CommVault Systems, Inc. *	183	9,525
Convergys Corp.	2,175	50,482
CoreLogic, Inc. *	1,231	56,010
CSG Systems International, Inc.	198	9,243
CSRA, Inc.	2,218	89,896
DST Systems, Inc.	719	59,799
eBay, Inc. *	6,424	275,333
Electronic Arts, Inc. *	766	94,754
EPAM Systems, Inc. *	100	11,312
Euronet Worldwide, Inc. *	292	24,782
Facebook, Inc., Class A *	1,663	296,546
Fair Isaac Corp.	239	40,616
Fidelity National Information Services, Inc.	2,356	228,956
First Data Corp., Class A *	2,699	42,158
Fiserv, Inc. *	1,529	219,243
FleetCor Technologies, Inc. *	143	28,590
Gartner, Inc. *	305	34,590
Genpact Ltd.	1,019	31,966
Global Payments, Inc.	793	89,918
IAC/InterActiveCorp *	708	105,428
International Business Machines Corp.	18,006	2,805,875
Intuit, Inc.	1,531	255,463
j2 Global, Inc.	290	21,466
Jack Henry & Associates, Inc.	435	51,025
Leidos Holdings, Inc.	1,777	112,502
Manhattan Associates, Inc. *	143	6,020
ManTech International Corp., Class A	877	49,436
MasterCard, Inc., Class A	3,711	652,245
MAXIMUS, Inc.	435	29,136
Microsoft Corp.	50,873	4,770,361
Nuance Communications, Inc. *	1,021	16,397
Oracle Corp.	31,261	1,583,995
Paychex, Inc.	1,845	120,165
PayPal Holdings, Inc. *	2,312	183,596
Progress Software Corp.	435	20,388
PTC, Inc. *	266	19,620
Red Hat, Inc. *	504	74,290
Sabre Corp.	1,541	35,397
salesforce.com, Inc. *	290	33,712
Science Applications International Corp.	533	38,584
SS&C Technologies Holdings, Inc.	388	19,214
Sykes Enterprises, Inc. *	725	21,068
Symantec Corp.	9,109	239,476
Synopsys, Inc. *	737	62,402
Take-Two Interactive Software, Inc. *	312	34,903
Teradata Corp. *	2,546	93,744

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
The Western Union Co.	8,416	166,805
TiVo Corp.	1,212	18,180
Total System Services, Inc.	991	87,158
Travelport Worldwide Ltd.	1,131	16,117
Unisys Corp. *	1,564	17,517
Verint Systems, Inc. *	243	9,453
VeriSign, Inc. *	509	59,054
Visa, Inc., Class A	6,633	815,461
VMware, Inc., Class A *	219	28,853
WEX, Inc. *	79	11,814
Worldpay, Inc., Class A *	513	41,697
Zynga, Inc., Class A *	3,575	12,370
		19,269,588

Technology Hardware & Equipment 6.0%
ADTRAN, Inc.	870	13,615
Amphenol Corp., Class A	1,742	159,201
Anixter International, Inc. *	572	43,215
Apple, Inc.	42,523	7,574,197
ARRIS International plc *	1,285	32,767
Arrow Electronics, Inc. *	2,515	205,174
Avnet, Inc.	6,146	262,434
AVX Corp.	988	17,092
Belden, Inc.	435	31,638
Benchmark Electronics, Inc. *	1,740	52,200
CDW Corp.	898	65,491
Cisco Systems, Inc.	51,218	2,293,542
Cognex Corp.	430	23,095
Coherent, Inc. *	89	18,615
CommScope Holding Co., Inc. *	1,047	40,529
Comtech Telecommunications Corp.	1,617	35,736
Corning, Inc.	14,814	430,791
Diebold Nixdorf, Inc.	737	11,571
Dolby Laboratories, Inc., Class A	760	49,058
EchoStar Corp., Class A *	435	25,239
Electronics For Imaging, Inc. *	166	4,547
ePlus, Inc. *	162	12,401
F5 Networks, Inc. *	505	75,003
Fabrinet *	444	13,387
Finisar Corp. *	1,077	19,386
FLIR Systems, Inc.	1,482	72,766
Harmonic, Inc. *	3,910	11,828
Hewlett Packard Enterprise Co.	30,344	564,095
HP, Inc.	33,774	789,974
II-VI, Inc. *	698	26,873
Insight Enterprises, Inc. *	1,305	45,584
InterDigital, Inc.	290	20,822
IPG Photonics Corp. *	149	36,600
Itron, Inc. *	261	18,270
Jabil, Inc.	5,076	137,509
Juniper Networks, Inc.	6,051	155,269
Keysight Technologies, Inc. *	1,615	75,921
Knowles Corp. *	965	13,935
Littelfuse, Inc.	145	30,087
Lumentum Holdings, Inc. *	283	17,263
Methode Electronics, Inc.	308	12,151
Motorola Solutions, Inc.	3,728	395,727
MTS Systems Corp.	123	6,021
National Instruments Corp.	580	29,325
NCR Corp. *	1,176	38,808
NetApp, Inc.	3,967	240,202
NETGEAR, Inc. *	727	40,530
NetScout Systems, Inc. *	318	8,443
OSI Systems, Inc. *	110	6,945
Plantronics, Inc.	290	15,672
Plexus Corp. *	725	43,732
Rogers Corp. *	100	13,732

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Sanmina Corp. *	1,905	52,483
ScanSource, Inc. *	332	10,873
Super Micro Computer, Inc. *	295	5,339
SYNNEX Corp.	587	72,583
Tech Data Corp. *	1,816	187,665
Trimble, Inc. *	1,104	41,875
TTM Technologies, Inc. *	1,190	19,230
VeriFone Systems, Inc. *	1,519	25,215
ViaSat, Inc. *	187	13,051
Viavi Solutions, Inc. *	2,320	22,318
Vishay Intertechnology, Inc.	3,391	62,394
Western Digital Corp.	4,096	356,516
Xerox Corp.	7,058	213,999
Zebra Technologies Corp., Class A *	282	38,955
		15,500,504

Telecommunication Services 2.9%
AT&T, Inc.	99,502	3,611,923
ATN International, Inc.	284	17,012
CenturyLink, Inc.	34,801	614,934
Cincinnati Bell, Inc. *	1,600	25,840
Consolidated Communications Holdings, Inc.	835	9,653
Frontier Communications Corp. (a)	13,014	91,488
GCI Liberty, Inc. *	455	17,495
Iridium Communications, Inc. *	835	9,769
Sprint Corp. *	5,292	27,465
T-Mobile US, Inc. *	1,235	74,853
Telephone & Data Systems, Inc.	3,495	98,000
United States Cellular Corp. *	368	14,201
Verizon Communications, Inc.	57,751	2,757,033
Vonage Holdings Corp. *	3,398	34,490
Windstream Holdings, Inc.	20,068	31,707
Zayo Group Holdings, Inc. *	481	17,244
		7,453,107

Transportation 2.3%
Alaska Air Group, Inc.	1,417	91,397
Allegiant Travel Co.	246	40,910
AMERCO	26	8,944
American Airlines Group, Inc.	5,973	324,035
ArcBest Corp.	1,144	37,866
Atlas Air Worldwide Holdings, Inc. *	444	27,017
Avis Budget Group, Inc. *	3,386	152,979
C.H. Robinson Worldwide, Inc.	2,240	209,126
Copa Holdings S.A., Class A	457	62,138
CSX Corp.	8,612	462,637
Delta Air Lines, Inc.	1,969	106,129
Echo Global Logistics, Inc. *	426	11,268
Expeditors International of Washington, Inc.	2,550	165,648
FedEx Corp.	3,546	873,770
Forward Air Corp.	290	15,660
Genesee & Wyoming, Inc., Class A *	669	46,516
Hawaiian Holdings, Inc.	460	16,560
Heartland Express, Inc.	552	10,775
Hertz Global Holdings, Inc. *	8,199	149,140
Hub Group, Inc., Class A *	1,276	55,697
J.B. Hunt Transport Services, Inc.	725	85,963
JetBlue Airways Corp. *	3,069	64,602
Kansas City Southern	740	76,250
Kirby Corp. *	820	61,500
Knight-Swift Transportation Holdings, Inc.	1,355	65,257
Landstar System, Inc.	580	63,104
Macquarie Infrastructure Corp.	451	18,266
Marten Transport Ltd.	755	16,346
Matson, Inc.	346	9,861
Norfolk Southern Corp.	3,197	444,639

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Old Dominion Freight Line, Inc.	575	79,879
Roadrunner Transportation Systems, Inc. *	1,116	4,274
Ryder System, Inc.	1,287	93,140
Saia, Inc. *	200	14,530
SkyWest, Inc.	1,085	59,458
Southwest Airlines Co.	1,269	73,399
Spirit Airlines, Inc. *	646	25,737
Union Pacific Corp.	9,024	1,175,376
United Continental Holdings, Inc. *	898	60,875
United Parcel Service, Inc., Class B	4,853	506,702
Werner Enterprises, Inc.	1,015	37,809
XPO Logistics, Inc. *	184	18,111
		5,923,290

Utilities 3.3%
AES Corp.	27,166	295,294
ALLETE, Inc.	435	29,645
Alliant Energy Corp.	2,223	85,919
Ameren Corp.	3,040	165,072
American Electric Power Co., Inc.	5,852	383,774
American States Water Co.	290	15,405
American Water Works Co., Inc.	1,404	111,421
Aqua America, Inc.	871	29,780
Atmos Energy Corp.	923	74,292
Avangrid, Inc.	461	22,368
Avista Corp.	870	41,612
Black Hills Corp.	435	22,094
California Water Service Group	435	16,508
Calpine Corp. *	9,429	143,509
CenterPoint Energy, Inc.	5,373	145,340
CMS Energy Corp.	2,768	117,502
Consolidated Edison, Inc.	3,508	262,714
Dominion Energy, Inc.	5,365	397,386
DTE Energy Co.	2,135	215,165
Duke Energy Corp.	8,247	621,329
Dynegy, Inc. *	2,341	28,630
Edison International	3,528	213,762
El Paso Electric Co.	435	21,141
Entergy Corp.	3,703	280,761
Eversource Energy	2,989	170,373
Exelon Corp.	16,533	612,382
FirstEnergy Corp.	9,820	317,481
Great Plains Energy, Inc.	2,186	63,722
Hawaiian Electric Industries, Inc.	1,495	49,275
IDACORP, Inc.	435	35,257
MDU Resources Group, Inc.	3,139	82,524
MGE Energy, Inc.	292	15,330
National Fuel Gas Co.	532	26,297
New Jersey Resources Corp.	1,160	44,196
NextEra Energy, Inc.	3,537	538,155
NiSource, Inc.	2,480	57,362
Northwest Natural Gas Co.	435	22,685
NorthWestern Corp.	435	22,220
NRG Energy, Inc.	6,849	177,115
OGE Energy Corp.	2,379	74,558
ONE Gas, Inc.	265	16,851
Otter Tail Corp.	308	12,258
PG&E Corp.	5,863	240,911
Pinnacle West Capital Corp.	1,423	109,514
PNM Resources, Inc.	1,160	40,832
Portland General Electric Co.	1,174	46,643
PPL Corp.	8,412	241,004
Public Service Enterprise Group, Inc.	7,609	368,504
SCANA Corp.	2,148	85,211
Sempra Energy	2,311	251,853
South Jersey Industries, Inc.	332	8,702
Spire, Inc.	435	29,493

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
The Southern Co.	12,072	519,820
UGI Corp.	1,698	73,167
Vectren Corp.	1,160	69,890
WEC Energy Group, Inc.	2,550	152,796
Westar Energy, Inc.	1,318	64,226
WGL Holdings, Inc.	505	42,046
Xcel Energy, Inc.	5,731	248,038
		8,671,114
Total Common Stock
(Cost $220,740,334)		259,893,305

Other Investment Companies 0.4% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.30% (c)	162,204	162,204

Securities Lending Collateral 0.3%
Wells Fargo Government Money Market Fund, Select Class 1.29% (c)	874,907	874,907
Total Other Investment Companies
(Cost $1,037,111)		1,037,111

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 03/16/18	4	542,880	7,772
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $803,085.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.
Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.5%
Adient plc	44,674	2,772,468
Aptiv plc	44,183	4,035,233
BorgWarner, Inc.	51,501	2,527,669
Cooper Tire & Rubber Co.	23,547	738,199
Dana, Inc.	43,348	1,151,756
Delphi Technologies plc	3,338	159,390
Ford Motor Co.	1,518,136	16,107,423
General Motors Co.	506,113	19,915,547
Harley-Davidson, Inc.	53,705	2,437,133
Lear Corp.	17,896	3,338,857
Tenneco, Inc.	14,278	750,309
The Goodyear Tire & Rubber Co.	85,143	2,464,038
Thor Industries, Inc.	9,324	1,202,796
Visteon Corp. *	11,360	1,406,822
		59,007,640

Banks 5.3%
Bank of America Corp.	816,626	26,213,695
BB&T Corp.	102,875	5,591,256
CIT Group, Inc.	36,496	1,936,113
Citigroup, Inc.	414,422	31,284,717
Citizens Financial Group, Inc.	61,906	2,692,292
Comerica, Inc.	18,201	1,769,501
Fifth Third Bancorp	124,379	4,110,726
Huntington Bancshares, Inc.	118,112	1,854,358
JPMorgan Chase & Co.	477,503	55,151,597
KeyCorp	114,619	2,421,899
M&T Bank Corp.	14,239	2,703,132
New York Community Bancorp, Inc.	111,036	1,512,310
People's United Financial, Inc.	56,827	1,087,669
PHH Corp. *	69,706	737,489
Regions Financial Corp.	161,021	3,125,418
SunTrust Banks, Inc.	64,333	4,493,017
The PNC Financial Services Group, Inc.	60,492	9,537,169
U.S. Bancorp	223,178	12,131,956
Wells Fargo & Co.	750,113	43,814,100
		212,168,414

Capital Goods 8.5%
3M Co.	87,650	20,642,451
AECOM *	41,786	1,483,821
AGCO Corp.	30,651	2,041,357
Allison Transmission Holdings, Inc.	21,738	861,477
AMETEK, Inc.	25,096	1,900,771
Arconic, Inc.	75,711	1,846,591
Carlisle Cos., Inc.	9,846	1,013,252
Caterpillar, Inc.	140,433	21,715,155
Chicago Bridge & Iron Co. N.V.	69,186	1,207,988
Cummins, Inc.	39,567	6,653,982
Deere & Co.	93,954	15,114,380
Donaldson Co., Inc.	18,304	868,708
Dover Corp.	37,793	3,783,079
Eaton Corp. plc	88,959	7,178,991

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
EMCOR Group, Inc.	15,877	1,211,574
Emerson Electric Co.	177,476	12,611,445
Fastenal Co.	43,898	2,402,099
Flowserve Corp.	45,490	1,926,501
Fluor Corp.	107,719	6,129,211
Fortive Corp.	30,536	2,345,165
Fortune Brands Home & Security, Inc.	18,610	1,128,883
General Dynamics Corp.	45,724	10,171,304
General Electric Co.	1,820,596	25,688,610
Harris Corp.	18,185	2,839,588
Honeywell International, Inc.	92,375	13,958,786
Hubbell, Inc.	11,141	1,460,028
Huntington Ingalls Industries, Inc.	5,500	1,441,055
IDEX Corp.	9,406	1,286,741
Illinois Tool Works, Inc.	63,620	10,270,813
Ingersoll-Rand plc	40,552	3,601,018
Jacobs Engineering Group, Inc.	43,997	2,686,457
Johnson Controls International plc	128,658	4,743,620
KBR, Inc.	69,209	1,047,824
Lincoln Electric Holdings, Inc.	13,489	1,180,827
Lockheed Martin Corp.	36,053	12,706,519
Masco Corp.	24,486	1,006,864
MSC Industrial Direct Co., Inc., Class A	10,254	897,020
Nordson Corp.	6,665	893,577
Northrop Grumman Corp.	35,950	12,583,938
Oshkosh Corp.	24,131	1,904,660
Owens Corning	22,372	1,818,844
PACCAR, Inc.	75,231	5,385,787
Parker-Hannifin Corp.	27,606	4,926,843
Pentair plc	28,860	1,982,393
Quanta Services, Inc. *	63,056	2,171,649
Raytheon Co.	50,127	10,903,124
Regal Beloit Corp.	11,229	811,857
Rockwell Automation, Inc.	16,231	2,934,565
Rockwell Collins, Inc.	19,456	2,679,480
Roper Technologies, Inc.	6,540	1,799,089
Snap-on, Inc.	7,740	1,232,363
Spirit AeroSystems Holdings, Inc., Class A	15,681	1,431,518
Stanley Black & Decker, Inc.	23,995	3,819,764
Terex Corp.	30,354	1,260,298
Textron, Inc.	52,483	3,141,107
The Boeing Co.	73,440	26,600,702
The Timken Co.	22,818	999,428
TransDigm Group, Inc.	6,620	1,908,612
Trinity Industries, Inc.	49,461	1,614,407
United Rentals, Inc. *	17,951	3,143,041
United Technologies Corp.	175,264	23,615,071
Valmont Industries, Inc.	5,991	881,276
W.W. Grainger, Inc.	17,952	4,695,346
WABCO Holdings, Inc. *	7,174	989,797
Wabtec Corp.	11,688	950,702
Watsco, Inc.	5,487	907,385
WESCO International, Inc. *	20,686	1,287,703
Xylem, Inc.	21,785	1,624,725
		339,953,006

Commercial & Professional Services 0.6%
ABM Industries, Inc.	20,598	724,226
Cintas Corp.	13,780	2,351,695
Equifax, Inc.	9,923	1,121,299
LSC Communications, Inc.	45,412	661,199
ManpowerGroup, Inc.	30,040	3,558,538
Nielsen Holdings plc	55,193	1,800,948
Pitney Bowes, Inc.	90,559	1,122,932
Republic Services, Inc.	40,642	2,730,329
Robert Half International, Inc.	31,099	1,774,820

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
The Dun & Bradstreet Corp.	8,723	1,090,724
Waste Management, Inc.	72,276	6,238,864
		23,175,574

Consumer Durables & Apparel 1.3%
Carter's, Inc.	9,115	1,063,538
D.R. Horton, Inc.	37,237	1,560,230
Fossil Group, Inc. *(a)	132,859	1,777,653
Garmin Ltd.	22,764	1,348,539
Hanesbrands, Inc.	48,000	931,200
Hasbro, Inc.	17,196	1,643,422
Leggett & Platt, Inc.	26,413	1,147,909
Lennar Corp., Class A	25,074	1,418,687
Mattel, Inc.	143,811	2,286,595
Michael Kors Holdings Ltd. *	41,070	2,584,535
Mohawk Industries, Inc. *	6,225	1,493,253
Newell Brands, Inc.	31,430	807,437
NIKE, Inc., Class B	189,128	12,677,250
NVR, Inc. *	576	1,637,666
Polaris Industries, Inc.	13,863	1,580,243
PulteGroup, Inc.	58,502	1,642,151
PVH Corp.	14,350	2,070,418
Ralph Lauren Corp.	28,450	3,011,148
Tapestry, Inc.	81,232	4,135,521
Tupperware Brands Corp.	15,735	771,802
VF Corp.	63,759	4,754,509
Whirlpool Corp.	18,741	3,044,101
		53,387,807

Consumer Services 1.8%
Adtalem Global Education, Inc. *	24,760	1,140,198
Aramark	39,156	1,633,197
Brinker International, Inc.	22,833	786,140
Carnival Corp.	70,170	4,695,075
Chipotle Mexican Grill, Inc. *	3,977	1,266,317
Darden Restaurants, Inc.	21,931	2,021,819
H&R Block, Inc.	53,601	1,357,713
International Game Technology plc	37,432	991,948
Las Vegas Sands Corp.	60,063	4,373,187
Marriott International, Inc., Class A	34,157	4,823,310
McDonald's Corp.	145,534	22,956,533
MGM Resorts International	60,708	2,078,035
Royal Caribbean Cruises Ltd.	18,098	2,291,207
Service Corp. International	28,658	1,072,669
Starbucks Corp.	107,677	6,148,357
The Wendy's Co.	53,415	851,969
Wyndham Worldwide Corp.	25,622	2,966,515
Wynn Resorts Ltd.	15,247	2,553,872
Yum China Holdings, Inc.	52,231	2,262,647
Yum! Brands, Inc.	53,080	4,319,650
		70,590,358

Diversified Financials 5.0%
Affiliated Managers Group, Inc.	4,850	918,396
AGNC Investment Corp.	55,691	999,097
Ally Financial, Inc.	228,945	6,387,566
American Express Co.	168,848	16,464,369
Ameriprise Financial, Inc.	35,654	5,577,712
Annaly Capital Management, Inc.	178,364	1,788,991
Berkshire Hathaway, Inc., Class B *	235,812	48,860,246
BlackRock, Inc.	12,534	6,886,556
Capital One Financial Corp.	128,671	12,600,751
CME Group, Inc.	26,038	4,326,474
Discover Financial Services	102,385	8,071,010
Franklin Resources, Inc.	92,566	3,579,527

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Intercontinental Exchange, Inc.	22,051	1,611,487
Invesco Ltd.	79,319	2,581,040
Legg Mason, Inc.	40,438	1,613,881
Leucadia National Corp.	48,108	1,154,111
LPL Financial Holdings, Inc.	22,913	1,472,619
Moody's Corp.	16,734	2,792,570
Morgan Stanley	107,993	6,049,768
MSCI, Inc.	7,946	1,124,518
Nasdaq, Inc.	12,191	984,423
Navient Corp.	204,819	2,654,454
Northern Trust Corp.	20,568	2,177,534
Raymond James Financial, Inc.	10,207	946,291
S&P Global, Inc.	20,065	3,848,467
Santander Consumer USA Holdings, Inc.	69,640	1,138,614
SEI Investments Co.	14,362	1,045,984
SLM Corp. *	132,999	1,451,019
State Street Corp.	55,321	5,872,324
Synchrony Financial	167,257	6,086,482
T. Rowe Price Group, Inc.	45,562	5,098,388
TD Ameritrade Holding Corp.	24,292	1,396,790
The Bank of New York Mellon Corp.	131,836	7,518,607
The Charles Schwab Corp. (b)	48,120	2,551,322
The Goldman Sachs Group, Inc.	77,810	20,458,583
Voya Financial, Inc.	52,408	2,673,856
Waddell & Reed Financial, Inc., Class A	48,846	976,920
		201,740,747

Energy 12.8%
Anadarko Petroleum Corp.	121,868	6,951,351
Andeavor	65,589	5,878,086
Apache Corp.	134,270	4,585,321
Baker Hughes a GE Co.	180,115	4,755,036
Cabot Oil & Gas Corp.	39,261	948,546
Chesapeake Energy Corp. *(a)	489,343	1,379,947
Chevron Corp.	810,365	90,696,051
CNX Resources Corp. *	80,992	1,301,541
Concho Resources, Inc. *	9,089	1,370,621
ConocoPhillips	676,544	36,743,105
CONSOL Energy, Inc. *	1,752	55,521
Delek US Holdings, Inc.	63,206	2,156,589
Devon Energy Corp.	111,903	3,432,065
Diamond Offshore Drilling, Inc. *(a)	81,025	1,174,863
Ensco plc, Class A	426,631	1,894,242
EOG Resources, Inc.	64,852	6,577,290
EQT Corp.	18,744	943,011
Exxon Mobil Corp.	1,881,442	142,500,417
Halliburton Co.	230,134	10,682,820
Helmerich & Payne, Inc.	35,319	2,279,842
Hess Corp.	206,501	9,379,275
HollyFrontier Corp.	183,691	7,867,486
Kinder Morgan, Inc.	388,438	6,292,696
Marathon Oil Corp.	549,401	7,977,303
Marathon Petroleum Corp.	290,215	18,591,173
Murphy Oil Corp.	146,486	3,713,420
Nabors Industries Ltd.	261,721	1,693,335
National Oilwell Varco, Inc.	218,704	7,674,323
Noble Corp. plc *	432,613	1,678,538
Noble Energy, Inc.	95,794	2,857,535
Occidental Petroleum Corp.	245,247	16,088,203
Oceaneering International, Inc.	61,521	1,130,756
ONEOK, Inc.	35,285	1,987,604
Patterson-UTI Energy, Inc.	63,630	1,149,794
PBF Energy, Inc., Class A	68,230	1,999,821
Peabody Energy Corp.	27,171	1,106,131
Phillips 66	279,425	25,251,637
Pioneer Natural Resources Co.	11,275	1,919,343
QEP Resources, Inc. *	121,505	1,047,373

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Schlumberger Ltd.	327,777	21,515,282
SM Energy Co.	51,598	946,307
Superior Energy Services, Inc. *	101,697	869,509
Targa Resources Corp.	19,105	853,038
The Williams Cos., Inc.	143,240	3,976,342
Transocean Ltd. *	304,832	2,777,020
Valero Energy Corp.	333,740	30,176,771
Weatherford International plc *	591,783	1,556,389
Whiting Petroleum Corp. *	37,022	1,007,369
World Fuel Services Corp.	140,831	3,217,988
		512,608,026

Food & Staples Retailing 3.7%
Casey's General Stores, Inc.	10,894	1,223,505
Costco Wholesale Corp.	103,961	19,846,155
CVS Health Corp.	445,266	30,157,866
Rite Aid Corp. *(a)	375,482	739,700
Sysco Corp.	134,307	8,011,413
The Kroger Co.	450,811	12,225,994
United Natural Foods, Inc. *	28,841	1,230,645
US Foods Holding Corp. *	28,881	964,337
Walgreens Boots Alliance, Inc.	201,798	13,901,864
Walmart, Inc.	667,826	60,111,018
		148,412,497

Food, Beverage & Tobacco 4.2%
Altria Group, Inc.	222,123	13,982,643
Archer-Daniels-Midland Co.	360,829	14,981,620
Brown-Forman Corp., Class B	32,619	2,276,480
Bunge Ltd.	108,064	8,151,268
Campbell Soup Co.	26,452	1,138,759
ConAgra Brands, Inc.	64,201	2,319,582
Constellation Brands, Inc., Class A	8,071	1,739,139
Dr. Pepper Snapple Group, Inc.	32,952	3,830,670
General Mills, Inc.	125,247	6,331,236
Hormel Foods Corp.	44,564	1,446,547
Ingredion, Inc.	14,605	1,907,997
Kellogg Co.	44,399	2,939,214
Lamb Weston Holdings, Inc.	20,131	1,088,886
McCormick & Co., Inc. Non-Voting Shares	14,375	1,534,962
Molson Coors Brewing Co., Class B	17,921	1,366,476
Mondelez International, Inc., Class A	296,127	12,999,975
Monster Beverage Corp. *	16,513	1,046,429
PepsiCo, Inc.	225,549	24,749,492
Philip Morris International, Inc.	255,942	26,502,794
The Coca-Cola Co.	594,016	25,673,371
The Hershey Co.	17,829	1,751,878
The J.M. Smucker Co.	22,895	2,891,638
The Kraft Heinz Co.	49,975	3,350,824
Tyson Foods, Inc., Class A	78,710	5,854,450
		169,856,330

Health Care Equipment & Services 5.4%
Abbott Laboratories	222,568	13,427,527
Aetna, Inc.	67,324	11,920,387
AmerisourceBergen Corp.	29,486	2,805,888
Anthem, Inc.	93,300	21,960,954
Baxter International, Inc.	58,310	3,952,835
Becton Dickinson & Co.	27,139	6,025,401
Boston Scientific Corp. *	62,931	1,715,499
Cardinal Health, Inc.	147,475	10,206,745
Centene Corp. *	16,745	1,698,278
Cerner Corp. *	20,259	1,299,817
Cigna Corp.	24,316	4,763,261
Community Health Systems, Inc. *	230,402	1,179,658

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Danaher Corp.	52,569	5,140,197
DaVita, Inc. *	31,951	2,301,111
DENTSPLY SIRONA, Inc.	17,481	979,985
Edwards Lifesciences Corp. *	11,622	1,553,513
Express Scripts Holding Co. *	300,282	22,656,277
HCA Healthcare, Inc.	77,755	7,717,184
Henry Schein, Inc. *	30,056	1,989,407
Humana, Inc.	36,898	10,029,614
Intuitive Surgical, Inc. *	5,748	2,451,235
Laboratory Corp. of America Holdings *	11,403	1,969,298
LifePoint Health, Inc. *	18,598	857,368
Magellan Health, Inc. *	13,098	1,321,588
McKesson Corp.	72,932	10,883,642
MEDNAX, Inc. *	18,792	1,033,184
Medtronic plc	154,705	12,359,383
Owens & Minor, Inc.	50,030	820,992
Patterson Cos., Inc.	28,590	902,872
Quest Diagnostics, Inc.	32,055	3,303,268
ResMed, Inc.	13,984	1,332,256
Stryker Corp.	28,406	4,606,317
Tenet Healthcare Corp. *	80,049	1,649,009
UnitedHealth Group, Inc.	150,865	34,119,628
Universal Health Services, Inc., Class B	18,123	2,069,647
Varian Medical Systems, Inc. *	14,568	1,738,545
WellCare Health Plans, Inc. *	7,779	1,508,426
Zimmer Biomet Holdings, Inc.	23,152	2,691,420
		218,941,616

Household & Personal Products 1.5%
Church & Dwight Co., Inc.	33,445	1,645,160
Colgate-Palmolive Co.	114,086	7,868,511
Herbalife Ltd. *	18,738	1,725,770
Kimberly-Clark Corp.	42,817	4,749,262
Nu Skin Enterprises, Inc., Class A	16,295	1,147,168
The Clorox Co.	14,150	1,826,482
The Estee Lauder Cos., Inc., Class A	25,280	3,499,763
The Procter & Gamble Co.	496,543	38,988,556
		61,450,672

Insurance 3.6%
Aflac, Inc.	87,030	7,735,226
Alleghany Corp. *	2,283	1,383,840
American Financial Group, Inc.	11,562	1,304,194
American International Group, Inc.	393,445	22,560,136
Aon plc	39,441	5,534,361
Arch Capital Group Ltd. *	14,173	1,250,625
Arthur J. Gallagher & Co.	18,704	1,292,633
Assurant, Inc.	20,308	1,735,725
Assured Guaranty Ltd.	36,291	1,254,943
Axis Capital Holdings Ltd.	27,762	1,369,777
Brighthouse Financial, Inc. *	7,762	421,244
Chubb Ltd.	45,987	6,526,475
Cincinnati Financial Corp.	20,456	1,525,813
CNO Financial Group, Inc.	53,096	1,196,784
Everest Re Group Ltd.	9,696	2,329,367
First American Financial Corp.	20,184	1,171,277
FNF Group	47,956	1,914,883
Genworth Financial, Inc., Class A *	398,455	1,083,798
Lincoln National Corp.	41,657	3,173,014
Loews Corp.	81,487	4,019,754
Markel Corp. *	880	978,560
Marsh & McLennan Cos., Inc.	62,877	5,220,048
MetLife, Inc.	163,666	7,559,732
Old Republic International Corp.	43,699	875,291
Principal Financial Group, Inc.	35,675	2,223,623
Prudential Financial, Inc.	63,152	6,714,321

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Reinsurance Group of America, Inc.	12,304	1,892,232
RenaissanceRe Holdings Ltd.	10,060	1,290,497
The Allstate Corp.	88,684	8,181,986
The Hartford Financial Services Group, Inc.	95,807	5,063,400
The Progressive Corp.	110,624	6,369,730
The Travelers Cos., Inc.	124,060	17,244,340
Torchmark Corp.	19,619	1,674,874
Unum Group	38,440	1,958,902
Validus Holdings Ltd.	17,702	1,197,363
W.R. Berkley Corp.	18,897	1,292,177
White Mountains Insurance Group Ltd.	1,036	835,897
Willis Towers Watson plc	6,554	1,034,877
XL Group Ltd.	54,518	2,306,657
		142,698,376

Materials 4.0%
Air Products & Chemicals, Inc.	25,404	4,084,709
Albemarle Corp.	10,513	1,055,821
Alcoa Corp. *	87,793	3,948,051
Allegheny Technologies, Inc. *	50,543	1,309,569
Ashland Global Holdings, Inc.	26,564	1,881,262
Avery Dennison Corp.	17,566	2,075,423
Ball Corp.	62,801	2,508,900
Bemis Co., Inc.	30,456	1,342,805
Celanese Corp., Series A	17,991	1,814,572
CF Industries Holdings, Inc.	104,832	4,323,272
Cleveland-Cliffs, Inc. *	135,026	949,233
Commercial Metals Co.	64,776	1,574,057
Crown Holdings, Inc. *	15,398	767,436
Domtar Corp.	46,157	2,065,987
DowDuPont, Inc.	363,219	25,534,296
Eastman Chemical Co.	31,675	3,201,709
Ecolab, Inc.	25,108	3,275,339
FMC Corp.	15,361	1,205,531
Freeport-McMoRan, Inc. *	596,564	11,096,090
Graphic Packaging Holding Co.	68,339	1,046,270
Huntsman Corp.	51,825	1,672,393
International Flavors & Fragrances, Inc.	8,752	1,236,220
International Paper Co.	101,287	6,035,692
LyondellBasell Industries N.V., Class A	151,696	16,416,541
Martin Marietta Materials, Inc.	5,097	1,039,431
Monsanto Co.	80,304	9,907,104
Newmont Mining Corp.	102,931	3,931,964
Nucor Corp.	91,782	6,002,543
Owens-Illinois, Inc. *	57,646	1,242,848
Packaging Corp. of America	12,322	1,468,782
PPG Industries, Inc.	45,947	5,166,281
Praxair, Inc.	47,519	7,115,970
Reliance Steel & Aluminum Co.	29,383	2,649,465
RPM International, Inc.	20,287	1,009,684
Sealed Air Corp.	24,107	1,021,414
Sonoco Products Co.	24,043	1,153,343
Steel Dynamics, Inc.	44,572	2,061,455
The Chemours Co.	42,099	2,000,124
The Mosaic Co.	250,849	6,602,346
The Sherwin-Williams Co.	5,096	2,046,452
United States Steel Corp.	67,598	2,941,189
Vulcan Materials Co.	8,685	1,022,485
WestRock Co.	41,461	2,726,475
		161,530,533

Media 2.9%
CBS Corp., Class B Non-Voting Shares	106,938	5,664,506
Charter Communications, Inc., Class A *	5,644	1,929,853
Comcast Corp., Class A	698,268	25,284,284
Discovery Communications, Inc., Class A *(a)	82,558	2,007,811

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Discovery Communications, Inc., Class C *	96,275	2,212,400
DISH Network Corp., Class A *	26,425	1,101,658
News Corp., Class A	105,873	1,707,731
News Corp., Class B	33,358	547,071
Omnicom Group, Inc.	54,469	4,152,172
Scripps Networks Interactive, Inc., Class A	18,356	1,649,470
TEGNA, Inc.	62,743	806,875
The Interpublic Group of Cos., Inc.	60,804	1,422,814
The Walt Disney Co.	255,610	26,368,728
Time Warner, Inc.	181,703	16,891,111
Tribune Media Co., Class A	22,161	923,449
Twenty-First Century Fox, Inc., Class A	258,626	9,522,609
Twenty-First Century Fox, Inc., Class B	115,125	4,192,852
Viacom, Inc., Class B	274,524	9,152,630
		115,538,024

Pharmaceuticals, Biotechnology & Life Sciences 5.6%
AbbVie, Inc.	146,574	16,977,667
Agilent Technologies, Inc.	30,992	2,125,741
Allergan plc	10,322	1,591,859
Amgen, Inc.	96,093	17,659,011
Biogen, Inc. *	14,898	4,305,373
Bristol-Myers Squibb Co.	174,968	11,582,882
Celgene Corp. *	50,511	4,400,518
Eli Lilly & Co.	126,254	9,724,083
Gilead Sciences, Inc.	200,577	15,791,427
Johnson & Johnson	330,818	42,966,642
Merck & Co., Inc.	545,578	29,581,239
Mettler-Toledo International, Inc. *	2,139	1,318,095
Mylan N.V. *	65,216	2,629,509
Perrigo Co., plc	17,572	1,431,415
Pfizer, Inc.	1,503,610	54,596,079
Thermo Fisher Scientific, Inc.	28,183	5,878,410
United Therapeutics Corp. *	6,484	751,171
Waters Corp. *	6,784	1,388,278
Zoetis, Inc.	22,713	1,836,573
		226,535,972

Real Estate 1.2%
American Tower Corp.	17,639	2,457,642
AvalonBay Communities, Inc.	8,328	1,299,335
Boston Properties, Inc.	16,289	1,936,273
Brixmor Property Group, Inc.	47,700	741,258
CBRE Group, Inc., Class A *	31,095	1,453,691
CoreCivic, Inc.	43,754	909,646
Crown Castle International Corp.	19,475	2,143,418
Digital Realty Trust, Inc.	16,166	1,626,946
Duke Realty Corp.	33,296	824,742
Equinix, Inc.	2,475	970,447
Equity Residential	35,747	2,010,054
Essex Property Trust, Inc.	3,220	720,733
GGP, Inc.	73,553	1,557,117
HCP, Inc.	72,887	1,577,275
Hospitality Properties Trust	39,903	1,015,132
Host Hotels & Resorts, Inc.	140,699	2,611,373
Iron Mountain, Inc.	57,624	1,812,851
JBG SMITH Properties	3,576	116,756
Jones Lang LaSalle, Inc.	8,999	1,445,329
Kimco Realty Corp.	52,681	788,108
Prologis, Inc.	34,951	2,120,827
Public Storage	8,938	1,737,905
Realogy Holdings Corp.	30,810	787,196
Simon Property Group, Inc.	28,513	4,377,031
SL Green Realty Corp.	9,963	965,614
The Macerich Co.	16,847	992,962
Ventas, Inc.	37,755	1,824,322

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Vornado Realty Trust	19,620	1,304,141
Welltower, Inc.	40,270	2,114,175
Weyerhaeuser Co.	91,844	3,217,295
		47,459,594

Retailing 5.2%
Abercrombie & Fitch Co., Class A	107,723	2,222,326
Advance Auto Parts, Inc.	11,701	1,336,839
Amazon.com, Inc. *	6,970	10,541,777
American Eagle Outfitters, Inc.	90,486	1,743,665
Ascena Retail Group, Inc. *	314,588	714,115
AutoNation, Inc. *	30,440	1,528,392
AutoZone, Inc. *	2,507	1,666,453
Bed Bath & Beyond, Inc.	169,443	3,632,858
Best Buy Co., Inc.	119,255	8,638,832
Big Lots, Inc.	30,532	1,715,898
Booking Holdings, Inc. *	2,659	5,408,512
CarMax, Inc. *	36,334	2,249,801
Chico's FAS, Inc.	103,345	1,037,584
Core-Mark Holding Co., Inc.	42,747	875,031
Dick's Sporting Goods, Inc.	42,846	1,371,929
Dillard's, Inc., Class A (a)	21,932	1,788,555
Dollar General Corp.	72,939	6,899,300
Dollar Tree, Inc. *	31,205	3,202,881
Expedia, Inc.	9,660	1,015,942
Foot Locker, Inc.	50,059	2,298,209
GameStop Corp., Class A (a)	123,314	1,934,797
Genuine Parts Co.	37,894	3,480,185
GNC Holdings, Inc., Class A *(a)	158,488	675,159
Group 1 Automotive, Inc.	12,554	864,217
Kohl's Corp.	178,580	11,802,352
L Brands, Inc.	70,704	3,487,828
Liberty Interactive Corp. QVC Group, Class A *	161,657	4,667,038
LKQ Corp. *	40,566	1,601,546
Lowe's Cos., Inc.	219,314	19,648,341
Macy's, Inc.	233,000	6,852,530
Murphy USA, Inc. *	35,175	2,641,994
Nordstrom, Inc.	64,938	3,331,969
O'Reilly Automotive, Inc. *	14,159	3,457,486
Office Depot, Inc.	262,009	689,084
Ross Stores, Inc.	46,755	3,651,098
Sally Beauty Holdings, Inc. *	48,099	809,987
Signet Jewelers Ltd.	24,899	1,251,922
Target Corp.	325,073	24,513,755
The Gap, Inc.	147,733	4,665,408
The Home Depot, Inc.	178,923	32,612,295
The TJX Cos., Inc.	124,203	10,269,104
Tiffany & Co.	16,023	1,618,964
Tractor Supply Co.	29,577	1,920,435
Urban Outfitters, Inc. *	50,638	1,787,015
Williams-Sonoma, Inc.	29,773	1,541,050
		209,664,458

Semiconductors & Semiconductor Equipment 3.5%
Analog Devices, Inc.	29,831	2,689,265
Applied Materials, Inc.	106,491	6,132,817
Broadcom Ltd.	7,025	1,731,382
First Solar, Inc. *	23,098	1,451,709
Intel Corp.	1,270,648	62,630,240
KLA-Tencor Corp.	26,369	2,987,871
Lam Research Corp.	13,717	2,631,744
Marvell Technology Group Ltd.	110,946	2,606,122
Maxim Integrated Products, Inc.	39,392	2,400,548
Microchip Technology, Inc.	14,694	1,306,737
Micron Technology, Inc. *	148,490	7,247,797
NVIDIA Corp.	15,272	3,695,824

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
NXP Semiconductor N.V. *	15,876	1,979,102
ON Semiconductor Corp. *	52,381	1,252,954
Qorvo, Inc. *	26,920	2,172,713
QUALCOMM, Inc.	326,971	21,253,115
Skyworks Solutions, Inc.	11,361	1,241,189
Texas Instruments, Inc.	128,841	13,959,922
Xilinx, Inc.	29,743	2,119,189
		141,490,240

Software & Services 7.4%
Accenture plc, Class A	87,009	14,009,319
Activision Blizzard, Inc.	75,714	5,536,965
Adobe Systems, Inc. *	14,261	2,982,403
Akamai Technologies, Inc. *	21,111	1,424,148
Alliance Data Systems Corp.	6,758	1,628,408
Alphabet, Inc., Class A *	13,339	14,725,189
Alphabet, Inc., Class C *	13,457	14,866,352
Amdocs Ltd.	31,489	2,071,661
Autodesk, Inc. *	9,541	1,120,781
Automatic Data Processing, Inc.	42,555	4,907,443
Booz Allen Hamilton Holding Corp.	31,012	1,176,285
Broadridge Financial Solutions, Inc.	15,563	1,562,214
CA, Inc.	81,524	2,861,492
CACI International, Inc., Class A *	7,205	1,073,905
Cars.com, Inc. *	16,207	443,910
Citrix Systems, Inc. *	19,937	1,834,204
Cognizant Technology Solutions Corp., Class A	54,424	4,463,856
eBay, Inc. *	101,737	4,360,448
Electronic Arts, Inc. *	14,734	1,822,596
Facebook, Inc., Class A *	28,932	5,159,154
Fidelity National Information Services, Inc.	37,540	3,648,137
First Data Corp., Class A *	48,288	754,258
Fiserv, Inc. *	25,022	3,587,905
Global Payments, Inc.	11,594	1,314,644
IAC/InterActiveCorp *	10,971	1,633,692
International Business Machines Corp.	303,944	47,363,593
Intuit, Inc.	24,821	4,141,632
Leidos Holdings, Inc.	24,848	1,573,127
MasterCard, Inc., Class A	61,300	10,774,088
Microsoft Corp.	857,453	80,403,368
Oracle Corp.	523,066	26,503,754
Paychex, Inc.	32,813	2,137,111
PayPal Holdings, Inc. *	38,922	3,090,796
Symantec Corp.	159,556	4,194,727
Teradata Corp. *	48,960	1,802,707
The Western Union Co.	154,374	3,059,693
Total System Services, Inc.	18,584	1,634,463
Visa, Inc., Class A	110,918	13,636,259
		299,284,687

Technology Hardware & Equipment 6.1%
Amphenol Corp., Class A	28,279	2,584,418
Anixter International, Inc. *	12,474	942,411
Apple, Inc.	715,153	127,383,052
Arrow Electronics, Inc. *	43,799	3,573,122
Avnet, Inc.	107,068	4,571,804
CDW Corp.	19,573	1,427,459
Cisco Systems, Inc.	858,530	38,444,973
CommScope Holding Co., Inc. *	23,220	898,846
Corning, Inc.	245,217	7,130,910
F5 Networks, Inc. *	10,072	1,495,894
FLIR Systems, Inc.	24,034	1,180,069
Hewlett Packard Enterprise Co.	507,053	9,426,115
HP, Inc.	566,705	13,255,230
Jabil, Inc.	83,292	2,256,380
Juniper Networks, Inc.	106,514	2,733,149

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Keysight Technologies, Inc. *	21,089	991,394
Motorola Solutions, Inc.	65,088	6,909,091
NCR Corp. *	25,445	839,685
NetApp, Inc.	65,321	3,955,187
Sanmina Corp. *	27,054	745,338
SYNNEX Corp.	10,159	1,256,160
Tech Data Corp. *	29,068	3,003,887
Western Digital Corp.	65,267	5,680,840
Xerox Corp.	115,986	3,516,696
		244,202,110

Telecommunication Services 3.1%
AT&T, Inc.	1,672,019	60,694,290
CenturyLink, Inc.	593,127	10,480,554
Frontier Communications Corp. (a)	201,875	1,419,181
Sprint Corp. *	110,734	574,710
T-Mobile US, Inc. *	25,222	1,528,705
Telephone & Data Systems, Inc.	54,981	1,541,667
Verizon Communications, Inc.	968,292	46,226,260
Windstream Holdings, Inc.	346,298	547,151
		123,012,518

Transportation 2.2%
Alaska Air Group, Inc.	19,694	1,270,263
American Airlines Group, Inc.	97,242	5,275,379
Avis Budget Group, Inc. *	59,753	2,699,641
C.H. Robinson Worldwide, Inc.	38,404	3,585,397
CSX Corp.	144,974	7,788,003
Delta Air Lines, Inc.	33,304	1,795,086
Expeditors International of Washington, Inc.	45,795	2,974,843
FedEx Corp.	59,325	14,618,273
Hertz Global Holdings, Inc. *	141,752	2,578,469
J.B. Hunt Transport Services, Inc.	13,362	1,584,332
JetBlue Airways Corp. *	61,444	1,293,396
Kansas City Southern	14,101	1,452,967
Kirby Corp. *	13,077	980,775
Norfolk Southern Corp.	52,385	7,285,706
Old Dominion Freight Line, Inc.	7,484	1,039,677
Ryder System, Inc.	23,032	1,666,826
Southwest Airlines Co.	21,659	1,252,757
Union Pacific Corp.	151,988	19,796,437
United Continental Holdings, Inc. *	18,043	1,223,135
United Parcel Service, Inc., Class B	83,367	8,704,348
		88,865,710

Utilities 3.4%
AES Corp.	433,060	4,707,362
Alliant Energy Corp.	35,300	1,364,345
Ameren Corp.	52,681	2,860,578
American Electric Power Co., Inc.	101,573	6,661,157
American Water Works Co., Inc.	22,205	1,762,189
Atmos Energy Corp.	15,918	1,281,240
Calpine Corp. *	150,027	2,283,411
CenterPoint Energy, Inc.	102,292	2,766,999
CMS Energy Corp.	49,733	2,111,166
Consolidated Edison, Inc.	63,287	4,739,563
Dominion Energy, Inc.	89,025	6,594,082
DTE Energy Co.	35,274	3,554,914
Duke Energy Corp.	139,997	10,547,374
Edison International	58,388	3,537,729
Entergy Corp.	60,023	4,550,944
Eversource Energy	49,947	2,846,979
Exelon Corp.	282,896	10,478,468
FirstEnergy Corp.	174,567	5,643,751
Great Plains Energy, Inc.	39,644	1,155,623

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
MDU Resources Group, Inc.	45,632	1,199,665
National Fuel Gas Co.	15,934	787,618
NextEra Energy, Inc.	58,997	8,976,394
NiSource, Inc.	41,558	961,237
NRG Energy, Inc.	113,912	2,945,764
OGE Energy Corp.	41,533	1,301,644
PG&E Corp.	98,299	4,039,106
Pinnacle West Capital Corp.	22,346	1,719,748
PPL Corp.	142,288	4,076,551
Public Service Enterprise Group, Inc.	122,764	5,945,460
SCANA Corp.	33,087	1,312,561
Sempra Energy	39,298	4,282,696
The Southern Co.	200,749	8,644,252
UGI Corp.	34,898	1,503,755
Vectren Corp.	15,978	962,674
WEC Energy Group, Inc.	38,290	2,294,337
Westar Energy, Inc.	24,144	1,176,537
Xcel Energy, Inc.	93,160	4,031,965
		135,609,838
Total Common Stock
(Cost $3,501,937,711)		4,007,184,747

Other Investment Companies 0.3% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.30% (c)	1,914,123	1,914,123

Securities Lending Collateral 0.3%
Wells Fargo Government Money Market Fund, Select Class 1.29% (c)	11,204,775	11,204,775
Total Other Investment Companies
(Cost $13,118,898)		13,118,898

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 03/16/18	64	8,686,080	51,444
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $10,142,271.
(b)	Issuer is affiliated with the fund's adviser.
(c)	The rate shown is the 7-day yield.

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.
Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Automobiles & Components 1.0%
American Axle & Manufacturing Holdings, Inc. *	179,455	2,648,756
Cooper-Standard Holding, Inc. *	35,392	4,312,161
Dorman Products, Inc. *	27,576	1,902,744
Gentex Corp.	293,117	6,656,687
Gentherm, Inc. *	32,112	989,050
LCI Industries	27,971	3,057,230
Modine Manufacturing Co. *	91,646	2,107,858
Standard Motor Products, Inc.	42,466	1,981,463
Superior Industries International, Inc.	117,288	1,694,812
Tower International, Inc.	54,648	1,426,313
Winnebago Industries, Inc.	31,072	1,353,186
		28,130,260

Banks 5.8%
Associated Banc-Corp.	135,736	3,352,679
BancorpSouth Bank	52,510	1,654,065
Bank of Hawaii Corp.	45,779	3,754,336
Bank of the Ozarks, Inc.	31,142	1,553,674
BankUnited, Inc.	96,957	3,899,610
BOK Financial Corp.	27,462	2,593,786
Capitol Federal Financial, Inc.	155,184	1,938,248
Cathay General Bancorp	42,278	1,735,935
Chemical Financial Corp.	18,658	1,029,735
Columbia Banking System, Inc.	40,093	1,675,086
Commerce Bancshares, Inc.	80,282	4,637,891
Community Bank System, Inc.	32,652	1,740,678
Cullen/Frost Bankers, Inc.	43,466	4,520,029
CVB Financial Corp.	65,183	1,499,209
East West Bancorp, Inc.	101,311	6,640,936
F.N.B. Corp.	195,170	2,736,283
First Citizens BancShares, Inc., Class A	6,163	2,508,957
First Commonwealth Financial Corp.	70,494	984,801
First Financial Bancorp	63,741	1,733,755
First Financial Bankshares, Inc.	29,898	1,375,308
First Horizon National Corp.	183,581	3,497,218
First Midwest Bancorp, Inc.	40,385	978,125
First Republic Bank	59,432	5,515,290
Fulton Financial Corp.	195,300	3,534,930
Glacier Bancorp, Inc.	53,985	2,100,016
Great Western Bancorp, Inc.	40,966	1,675,100
Hancock Holding Co.	66,647	3,445,650
Home BancShares, Inc.	39,864	916,473
IBERIABANK Corp.	20,896	1,688,397
International Bancshares Corp.	54,698	2,114,078
Investors Bancorp, Inc.	139,566	1,884,141
MB Financial, Inc.	45,065	1,848,116
National Bank Holdings Corp., Class A	43,280	1,410,495
NBT Bancorp, Inc.	41,116	1,430,837
Northwest Bancshares, Inc.	146,914	2,410,859
Ocwen Financial Corp. *	643,037	2,340,655
OFG Bancorp	95,818	1,030,043
Old National Bancorp	119,493	2,031,381
PacWest Bancorp	60,733	3,166,619
Park National Corp.	15,568	1,572,679

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Popular, Inc.	140,287	5,893,457
Prosperity Bancshares, Inc.	43,086	3,231,450
Provident Financial Services, Inc.	50,881	1,265,919
Radian Group, Inc.	115,038	2,360,580
Signature Bank *	19,711	2,881,551
SVB Financial Group *	21,722	5,408,344
Synovus Financial Corp.	93,186	4,594,070
TCF Financial Corp.	185,303	4,132,257
Texas Capital Bancshares, Inc. *	18,655	1,682,681
The Bank of NT Butterfield & Son Ltd.	27,719	1,264,264
Trustmark Corp.	72,890	2,277,084
UMB Financial Corp.	27,663	2,019,399
Umpqua Holdings Corp.	162,482	3,462,491
Union Bankshares Corp.	27,944	1,044,547
United Bankshares, Inc.	57,390	2,037,345
Valley National Bancorp	273,210	3,406,929
Washington Federal, Inc.	113,279	3,930,781
Webster Financial Corp.	62,252	3,397,714
Westamerica Bancorp	30,708	1,759,261
Western Alliance Bancorp *	17,377	1,015,859
Wintrust Financial Corp.	29,770	2,515,863
Zions Bancorp	119,996	6,596,180
		162,334,129

Capital Goods 12.6%
A.O. Smith Corp.	91,993	5,905,031
AAR Corp.	108,879	4,636,068
Actuant Corp., Class A	168,366	3,821,908
Acuity Brands, Inc.	28,265	4,030,024
Aegion Corp. *	92,914	2,133,305
Air Lease Corp.	73,040	3,189,657
Aircastle Ltd.	93,523	1,821,828
Alamo Group, Inc.	9,577	1,064,484
Albany International Corp., Class A	32,885	2,093,130
Allegion plc	35,645	2,998,101
Altra Industrial Motion Corp.	34,439	1,494,653
American Woodmark Corp. *	9,582	1,230,329
Apogee Enterprises, Inc.	37,350	1,611,279
Applied Industrial Technologies, Inc.	87,712	6,174,925
Armstrong Flooring, Inc. *	96,549	1,352,651
Armstrong World Industries, Inc. *	108,733	6,556,600
Astec Industries, Inc.	38,797	2,285,143
Atkore International Group, Inc. *	45,641	992,235
AZZ, Inc.	35,008	1,430,077
Babcock & Wilcox Enterprises, Inc. *(a)	569,253	3,620,449
Barnes Group, Inc.	53,972	3,255,051
Beacon Roofing Supply, Inc. *	75,883	4,014,970
BMC Stock Holdings, Inc. *	45,291	849,206
Briggs & Stratton Corp.	137,996	3,102,150
BWX Technologies, Inc.	77,748	4,895,014
Chart Industries, Inc. *	56,335	3,104,622
CIRCOR International, Inc.	36,706	1,725,182
Colfax Corp. *	122,493	3,894,052
Comfort Systems USA, Inc.	55,222	2,266,863
Crane Co.	60,397	5,575,247
Cubic Corp.	54,310	3,334,634
Curtiss-Wright Corp.	51,900	7,005,462
Dycom Industries, Inc. *	27,910	3,048,888
Encore Wire Corp.	65,751	3,445,352
EnerSys	82,496	5,749,146
EnPro Industries, Inc.	25,640	1,857,874
ESCO Technologies, Inc.	28,293	1,666,458
Esterline Technologies Corp. *	56,042	4,141,504
Federal Signal Corp.	96,516	2,064,477
Franklin Electric Co., Inc.	57,655	2,257,193
GATX Corp.	97,070	6,692,006
Generac Holdings, Inc. *	118,837	5,285,870

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
General Cable Corp.	209,100	6,178,905
Gibraltar Industries, Inc. *	29,872	1,036,558
Global Brass & Copper Holdings, Inc.	32,843	929,457
Graco, Inc.	133,451	5,918,552
Granite Construction, Inc.	69,938	4,063,398
Griffon Corp.	82,733	1,547,107
H&E Equipment Services, Inc.	92,039	3,468,950
Harsco Corp. *	228,697	4,631,114
HD Supply Holdings, Inc. *	113,582	4,117,347
HEICO Corp.	8,641	739,670
HEICO Corp., Class A	16,467	1,193,858
Herc Holdings, Inc. *	73,761	4,809,955
Hexcel Corp.	99,287	6,680,029
Hillenbrand, Inc.	78,972	3,466,871
Hyster-Yale Materials Handling, Inc.	33,625	2,393,764
ITT, Inc.	75,226	3,774,841
Kaman Corp.	52,284	3,200,826
Kennametal, Inc.	162,895	6,711,274
KLX, Inc. *	62,007	4,196,634
Lennox International, Inc.	28,552	5,842,596
Lindsay Corp.	21,454	1,897,392
Masonite International Corp. *	32,577	1,988,826
MasTec, Inc. *	101,101	5,151,096
Meritor, Inc. *	71,231	1,745,160
Moog, Inc., Class A *	72,963	6,116,488
MRC Global, Inc. *	357,727	5,913,227
Mueller Industries, Inc.	182,883	4,844,571
Mueller Water Products, Inc., Class A	153,253	1,685,783
MYR Group, Inc. *	59,386	1,921,137
National Presto Industries, Inc. (a)	14,172	1,286,818
NOW, Inc. *	497,711	4,723,277
Orbital ATK, Inc.	40,275	5,318,716
Primoris Services Corp.	83,075	2,068,567
Quanex Building Products Corp.	87,870	1,471,823
Raven Industries, Inc.	48,798	1,656,692
RBC Bearings, Inc. *	14,385	1,733,393
Rexnord Corp. *	121,988	3,535,212
Rush Enterprises, Inc., Class A *	84,961	3,611,692
Sensata Technologies Holding N.V. *	124,755	6,594,549
Simpson Manufacturing Co., Inc.	52,047	2,879,240
SPX Corp. *	78,427	2,449,275
SPX FLOW, Inc. *	121,873	5,942,527
Standex International Corp.	15,921	1,530,008
Teledyne Technologies, Inc. *	36,968	6,874,200
Tennant Co.	30,169	1,942,884
Textainer Group Holdings Ltd. *	96,134	1,566,984
The Greenbrier Cos., Inc.	64,878	3,360,680
The Middleby Corp. *	25,892	3,113,513
The Toro Co.	84,165	5,350,369
Titan International, Inc.	184,731	2,375,641
TriMas Corp. *	72,439	1,876,170
Triton International Ltd. *	43,892	1,251,800
Triumph Group, Inc.	231,587	6,472,857
Tutor Perini Corp. *	131,500	3,175,725
Univar, Inc. *	92,702	2,670,745
Universal Forest Products, Inc.	141,366	4,656,596
USG Corp. *	60,379	2,017,866
Veritiv Corp. *	74,004	1,794,597
Wabash National Corp.	121,749	2,660,216
Watts Water Technologies, Inc., Class A	39,998	3,019,849
Welbilt, Inc. *	135,900	2,692,179
Woodward, Inc.	65,244	4,621,233
		350,134,377

Commercial & Professional Services 5.6%
ACCO Brands Corp.	200,920	2,541,638
Brady Corp., Class A	71,370	2,669,238

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
CBIZ, Inc. *	93,320	1,684,426
Cimpress N.V. *	22,261	3,622,978
Clean Harbors, Inc. *	81,147	4,051,670
Copart, Inc. *	179,040	8,380,862
CoStar Group, Inc. *	3,846	1,315,832
Covanta Holding Corp.	287,068	4,291,667
Deluxe Corp.	74,413	5,283,323
Ennis, Inc.	80,739	1,574,410
Essendant, Inc.	480,423	3,814,559
Exponent, Inc.	14,521	1,129,008
FTI Consulting, Inc. *	105,905	5,050,609
Healthcare Services Group, Inc.	56,478	2,565,796
Herman Miller, Inc.	98,740	3,544,766
HNI Corp.	94,800	3,505,704
Huron Consulting Group, Inc. *	47,972	1,679,020
ICF International, Inc. *	34,876	1,987,932
IHS Markit Ltd. *	131,047	6,165,761
Insperity, Inc.	47,467	3,099,595
Interface, Inc.	91,922	2,224,512
KAR Auction Services, Inc.	135,500	7,327,840
Kelly Services, Inc., Class A	223,155	6,580,841
Kforce, Inc.	101,664	2,816,093
Kimball International, Inc., Class B	57,834	950,213
Knoll, Inc.	73,179	1,556,517
Korn/Ferry International	56,326	2,360,623
Matthews International Corp., Class A	30,820	1,579,525
McGrath RentCorp	45,199	2,287,973
Mobile Mini, Inc.	48,926	2,052,446
MSA Safety, Inc.	32,619	2,630,070
Navigant Consulting, Inc. *	102,186	2,031,458
On Assignment, Inc. *	47,784	3,664,555
Quad/Graphics, Inc.	152,951	4,036,377
R.R. Donnelley & Sons Co.	582,702	4,393,573
Resources Connection, Inc.	135,212	2,102,547
Rollins, Inc.	47,578	2,391,746
Steelcase, Inc., Class A	248,440	3,391,206
Stericycle, Inc. *	75,012	4,701,002
Team, Inc. *	88,056	1,439,716
Tetra Tech, Inc.	90,697	4,439,618
The Brink's Co.	52,970	3,893,295
TransUnion *	30,778	1,756,500
TrueBlue, Inc. *	103,206	2,807,203
UniFirst Corp.	21,456	3,332,117
Verisk Analytics, Inc. *	80,112	8,186,645
Viad Corp.	37,448	1,949,168
		154,842,173

Consumer Durables & Apparel 3.5%
American Outdoor Brands Corp. *	106,548	958,932
Brunswick Corp.	111,325	6,367,790
Callaway Golf Co.	67,626	1,046,850
Columbia Sportswear Co.	37,271	2,816,942
Crocs, Inc. *	264,079	3,232,327
Deckers Outdoor Corp. *	91,652	8,668,446
Ethan Allen Interiors, Inc.	51,102	1,213,673
G-III Apparel Group Ltd. *	138,979	5,129,715
GoPro, Inc., Class A *(a)	167,581	901,586
Helen of Troy Ltd. *	40,903	3,683,315
Iconix Brand Group, Inc. *(a)	633,621	880,733
iRobot Corp. *	11,855	805,547
KB Home	83,390	2,314,072
La-Z-Boy, Inc.	119,447	3,667,023
Lululemon Athletica, Inc. *	76,528	6,206,421
M.D.C Holdings, Inc.	74,791	2,070,215
M/I Homes, Inc. *	33,257	966,116
Meritage Homes Corp. *	61,720	2,616,928
Movado Group, Inc.	35,702	1,106,762

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Oxford Industries, Inc.	31,867	2,546,811
Skechers U.S.A., Inc., Class A *	124,668	5,101,415
Steven Madden Ltd. *	106,326	4,667,711
Sturm Ruger & Co., Inc. (a)	42,696	1,838,063
Taylor Morrison Home Corp., Class A *	66,611	1,494,751
Tempur Sealy International, Inc. *	67,881	3,355,358
Toll Brothers, Inc.	102,104	4,475,218
TopBuild Corp. *	36,215	2,522,013
TRI Pointe Group, Inc. *	90,491	1,387,227
Under Armour, Inc., Class A *(a)	142,814	2,367,856
Under Armour, Inc., Class C *(a)	145,620	2,191,581
Unifi, Inc. *	42,454	1,485,890
Universal Electronics, Inc. *	17,113	847,094
Vista Outdoor, Inc. *	214,923	3,703,123
Wolverine World Wide, Inc.	138,776	4,063,361
		96,700,865

Consumer Services 5.3%
American Public Education, Inc. *	42,626	1,310,750
Ascent Capital Group, Inc., Class A *	121,629	827,077
BJ's Restaurants, Inc.	50,184	2,183,004
Bloomin' Brands, Inc.	203,660	4,702,509
Boyd Gaming Corp.	68,185	2,412,385
Bright Horizons Family Solutions, Inc. *	30,668	2,930,941
Caesars Entertainment Corp. *	131,015	1,663,891
Capella Education Co.	25,683	1,995,569
Career Education Corp. *	221,962	2,936,557
Choice Hotels International, Inc.	37,957	3,004,297
Churchill Downs, Inc.	10,382	2,680,632
Cracker Barrel Old Country Store, Inc. (a)	25,211	3,935,437
Dave & Buster's Entertainment, Inc. *	17,013	761,672
DineEquity, Inc.	56,837	4,318,475
Domino's Pizza, Inc.	30,243	6,726,346
Dunkin' Brands Group, Inc.	71,725	4,295,610
Extended Stay America, Inc.	205,199	4,110,136
Fiesta Restaurant Group, Inc. *	45,841	779,297
Graham Holdings Co., Class B	9,301	5,395,510
Grand Canyon Education, Inc. *	24,270	2,382,101
Hilton Grand Vacations, Inc. *	32,222	1,390,702
Hilton Worldwide Holdings, Inc.	92,645	7,484,790
Houghton Mifflin Harcourt Co. *	240,953	1,638,480
Hyatt Hotels Corp., Class A *	43,960	3,396,789
ILG, Inc.	61,126	1,855,785
International Speedway Corp., Class A	37,234	1,675,530
Jack in the Box, Inc.	46,558	4,193,945
K12, Inc. *	92,197	1,376,501
La Quinta Holdings, Inc. *	113,952	2,151,414
Marriott Vacations Worldwide Corp.	26,077	3,663,818
Norwegian Cruise Line Holdings Ltd. *	91,141	5,185,923
Penn National Gaming, Inc. *	140,508	3,738,918
Pinnacle Entertainment, Inc. *	118,130	3,563,982
Red Robin Gourmet Burgers, Inc. *	40,183	2,155,818
Red Rock Resorts, Inc., Class A	50,507	1,691,985
Regis Corp. *	227,532	3,660,990
SeaWorld Entertainment, Inc. *(a)	257,751	3,770,897
ServiceMaster Global Holdings, Inc. *	57,877	2,972,563
Six Flags Entertainment Corp.	88,869	5,695,614
Sonic Corp.	44,440	1,116,333
Sotheby's *	58,495	2,701,299
Strayer Education, Inc.	26,787	2,401,187
Texas Roadhouse, Inc.	81,005	4,476,336
The Cheesecake Factory, Inc. (a)	98,320	4,570,897
Vail Resorts, Inc.	15,181	3,125,312
Weight Watchers International, Inc. *	131,526	8,893,788
		147,901,792

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Diversified Financials 4.3%
BGC Partners, Inc., Class A	157,115	2,077,060
Cannae Holdings, Inc. *	488,737	8,982,986
Capstead Mortgage Corp.	191,631	1,600,119
Cboe Global Markets, Inc.	52,502	5,880,749
Chimera Investment Corp.	236,451	3,962,919
Credit Acceptance Corp. *	12,456	3,919,779
CYS Investments, Inc.	228,973	1,447,109
Donnelley Financial Solutions, Inc. *	107,341	1,858,073
E*TRADE Financial Corp. *	141,575	7,394,462
Eaton Vance Corp.	115,124	6,093,513
Encore Capital Group, Inc. *	23,857	1,021,080
Enova International, Inc. *	72,731	1,600,082
Evercore, Inc., Class A	35,112	3,267,172
EZCORP, Inc., Class A *	217,618	2,829,034
FactSet Research Systems, Inc.	25,139	5,107,742
Federated Investors, Inc., Class B	171,104	5,574,568
FirstCash, Inc.	51,127	3,768,060
Greenhill & Co., Inc. (a)	100,182	2,038,704
Invesco Mortgage Capital, Inc.	178,977	2,750,877
Lazard Ltd., Class A	111,904	6,039,459
MarketAxess Holdings, Inc.	8,320	1,683,968
MFA Financial, Inc.	480,540	3,421,445
Morningstar, Inc.	22,687	2,120,100
Nelnet, Inc., Class A	44,114	2,441,269
New Residential Investment Corp.	265,987	4,290,370
New York Mortgage Trust, Inc.	175,794	968,625
OneMain Holdings, Inc. *	78,623	2,410,581
PennyMac Mortgage Investment Trust	156,390	2,607,021
PRA Group, Inc. *	81,575	3,124,323
Redwood Trust, Inc.	135,413	1,983,800
Resource Capital Corp.	89,382	776,730
Starwood Property Trust, Inc.	212,828	4,309,767
Stifel Financial Corp.	50,190	3,205,635
Two Harbors Investment Corp.	201,399	2,958,551
Western Asset Mortgage Capital Corp.	127,342	1,123,156
World Acceptance Corp. *	41,041	4,412,728
		119,051,616

Energy 4.7%
Antero Resources Corp. *	181,439	3,412,868
Archrock, Inc.	253,143	2,404,858
Basic Energy Services, Inc. *	46,979	760,120
Bill Barrett Corp. *	420,108	1,903,089
Bristow Group, Inc.	338,584	4,997,500
California Resources Corp. *(a)	416,335	5,874,487
CARBO Ceramics, Inc. *(a)	234,007	1,591,248
Cimarex Energy Co.	61,044	5,865,718
Cloud Peak Energy, Inc. *	640,936	2,108,679
Continental Resources, Inc. *	66,028	3,136,990
CVR Energy, Inc. (a)	119,757	3,547,202
Denbury Resources, Inc. *	2,967,990	6,499,898
Dril-Quip, Inc. *	83,316	3,753,386
Energen Corp. *	107,559	5,884,553
Exterran Corp. *	84,465	2,185,109
Forum Energy Technologies, Inc. *	162,079	1,831,493
Golar LNG Ltd.	73,595	1,988,537
Green Plains, Inc.	212,360	3,886,188
Helix Energy Solutions Group, Inc. *	328,911	1,960,310
Kosmos Energy Ltd. *	154,707	833,871
Matrix Service Co. *	112,436	1,607,835
McDermott International, Inc. *	646,012	4,715,888
Newfield Exploration Co. *	129,422	3,019,415
Newpark Resources, Inc. *	297,227	2,452,123
Nordic American Tankers Ltd.	328,295	686,136
Oasis Petroleum, Inc. *	342,162	2,696,237

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Oil States International, Inc. *	221,123	5,439,626
Pacific Ethanol, Inc. *	210,018	861,074
PDC Energy, Inc. *	35,523	1,866,023
Pioneer Energy Services Corp. *	774,683	2,130,378
Range Resources Corp.	297,355	3,951,848
Renewable Energy Group, Inc. *	171,045	1,898,599
REX American Resources Corp. *	16,389	1,322,920
Rowan Cos. plc, Class A *	389,910	4,741,306
RPC, Inc. (a)	106,922	2,099,948
Scorpio Tankers, Inc.	334,780	769,994
SEACOR Holdings, Inc. *	59,628	2,475,158
SEACOR Marine Holdings, Inc. *	61,075	1,033,389
SemGroup Corp., Class A	91,125	2,022,975
Ship Finance International Ltd.	127,971	1,849,181
Southwestern Energy Co. *	698,342	2,493,081
Stone Energy Corp. *	46,535	1,408,149
Teekay Corp. (a)	418,650	3,181,740
Unit Corp. *	168,050	3,219,838
US Silica Holdings, Inc.	46,854	1,213,050
W&T Offshore, Inc. *	778,302	3,027,595
WPX Energy, Inc. *	320,519	4,528,933
		131,138,543

Food & Staples Retailing 1.0%
Ingles Markets, Inc., Class A	94,284	3,035,945
Performance Food Group Co. *	151,027	4,628,978
PriceSmart, Inc.	35,874	2,825,077
SpartanNash Co.	185,886	3,117,308
Sprouts Farmers Market, Inc. *	170,479	4,391,539
SUPERVALU, Inc. *	168,596	2,399,121
The Andersons, Inc.	141,234	4,950,252
Weis Markets, Inc.	36,478	1,359,535
		26,707,755

Food, Beverage & Tobacco 2.4%
B&G Foods, Inc. (a)	59,732	1,654,576
Blue Buffalo Pet Products, Inc. *	34,369	1,376,822
Cal-Maine Foods, Inc. *	76,726	3,268,528
Calavo Growers, Inc.	13,654	1,165,369
Darling Ingredients, Inc. *	287,106	5,222,458
Dean Foods Co.	313,293	2,716,250
Flowers Foods, Inc.	333,078	6,908,038
Fresh Del Monte Produce, Inc.	101,657	4,745,349
J&J Snack Foods Corp.	16,648	2,236,326
Lancaster Colony Corp.	23,906	2,829,036
Pilgrim's Pride Corp. *	122,278	3,081,406
Pinnacle Foods, Inc.	94,135	5,079,525
Post Holdings, Inc. *	16,617	1,259,236
Sanderson Farms, Inc.	47,558	5,856,768
Snyder's-Lance, Inc.	92,234	4,600,632
The Boston Beer Co., Inc., Class A *	11,766	1,918,446
The Hain Celestial Group, Inc. *	92,955	3,232,975
TreeHouse Foods, Inc. *	72,431	2,753,827
Universal Corp.	87,537	4,302,443
Vector Group Ltd.	113,458	2,273,698
		66,481,708

Health Care Equipment & Services 4.1%
Acadia Healthcare Co., Inc. *	30,833	1,174,737
Align Technology, Inc. *	14,094	3,699,957
Allscripts Healthcare Solutions, Inc. *	229,970	3,189,684
Amedisys, Inc. *	29,929	1,772,096
AMN Healthcare Services, Inc. *	29,244	1,627,429
Analogic Corp.	22,453	1,874,826
athenahealth, Inc. *	7,517	1,050,426

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Brookdale Senior Living, Inc. *	390,260	2,548,398
Chemed Corp.	21,803	5,660,713
CONMED Corp.	37,503	2,270,057
Diplomat Pharmacy, Inc. *	69,246	1,443,087
Encompass Health Corp.	103,350	5,504,421
Envision Healthcare Corp. *	97,391	3,749,553
Globus Medical, Inc., Class A *	30,698	1,462,453
Haemonetics Corp. *	48,411	3,432,340
Halyard Health, Inc. *	84,316	4,163,524
Hill-Rom Holdings, Inc.	57,060	4,773,640
HMS Holdings Corp. *	80,462	1,290,610
Hologic, Inc. *	106,492	4,135,084
IDEXX Laboratories, Inc. *	22,138	4,144,898
Integra LifeSciences Holdings Corp. *	18,241	961,848
Invacare Corp.	145,876	2,509,067
Kindred Healthcare, Inc.	592,463	5,450,660
LHC Group, Inc. *	20,845	1,342,001
LivaNova plc *	25,095	2,252,025
Masimo Corp. *	24,048	2,104,921
Meridian Bioscience, Inc.	62,123	866,616
Molina Healthcare, Inc. *	74,938	5,418,017
NuVasive, Inc. *	17,491	845,865
Premier, Inc., Class A *	31,816	1,054,700
Quality Systems, Inc. *	97,526	1,223,951
Select Medical Holdings Corp. *	310,910	5,627,471
STERIS plc	61,731	5,636,040
Teleflex, Inc.	21,923	5,477,023
The Cooper Cos., Inc.	23,620	5,444,882
The Ensign Group, Inc.	55,586	1,484,146
Triple-S Management Corp., Class B *	143,267	3,481,388
West Pharmaceutical Services, Inc.	41,031	3,578,724
		113,727,278

Household & Personal Products 0.7%
Central Garden & Pet Co. *	9,540	368,530
Central Garden & Pet Co., Class A *	50,972	1,847,225
Coty, Inc., Class A	118,297	2,285,498
Edgewell Personal Care Co. *	86,970	4,361,545
Energizer Holdings, Inc.	67,264	3,664,543
HRG Group, Inc. *	146,711	2,316,567
Spectrum Brands Holdings, Inc.	18,977	1,873,220
USANA Health Sciences, Inc. *	15,391	1,175,872
WD-40 Co.	13,777	1,717,992
		19,610,992

Insurance 2.9%
Ambac Financial Group, Inc. *	146,384	2,217,718
American Equity Investment Life Holding Co.	162,474	4,973,329
American National Insurance Co.	14,205	1,660,565
AmTrust Financial Services, Inc. (a)	162,604	1,946,370
Argo Group International Holdings Ltd.	44,330	2,582,222
Aspen Insurance Holdings Ltd.	119,875	4,363,450
Athene Holding Ltd., Class A *	22,804	1,076,577
Brown & Brown, Inc.	101,083	5,321,009
CNA Financial Corp.	38,265	1,953,811
Employers Holdings, Inc.	33,665	1,317,985
Erie Indemnity Co., Class A	49,723	5,751,459
Horace Mann Educators Corp.	46,472	1,912,323
Infinity Property & Casualty Corp.	21,180	2,498,181
James River Group Holdings Ltd.	38,881	1,271,798
Kemper Corp.	86,805	4,895,802
Maiden Holdings Ltd.	186,399	1,118,394
MBIA, Inc. *(a)	360,017	2,876,536
Mercury General Corp.	53,781	2,454,565
Primerica, Inc.	71,286	6,950,385
ProAssurance Corp.	94,191	4,502,330

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
RLI Corp.	56,223	3,418,358
Safety Insurance Group, Inc.	22,938	1,636,626
Selective Insurance Group, Inc.	46,970	2,670,244
Stewart Information Services Corp.	62,459	2,506,480
The Hanover Insurance Group, Inc.	60,966	6,578,841
Universal Insurance Holdings, Inc.	37,948	1,111,876
		79,567,234

Materials 6.7%
A. Schulman, Inc.	78,094	3,424,422
AdvanSix, Inc. *	76,049	3,144,626
AK Steel Holding Corp. *	264,898	1,366,874
AptarGroup, Inc.	83,708	7,485,169
Axalta Coating Systems Ltd. *	150,009	4,620,277
Balchem Corp.	11,006	828,202
Berry Global Group, Inc. *	74,006	4,025,926
Boise Cascade Co.	139,246	5,611,614
Cabot Corp.	117,421	7,066,396
Calgon Carbon Corp.	116,515	2,475,944
Carpenter Technology Corp.	112,706	5,741,244
Century Aluminum Co. *	117,931	2,246,586
Clearwater Paper Corp. *	73,320	2,756,832
Compass Minerals International, Inc. (a)	58,624	3,535,027
Eagle Materials, Inc.	26,069	2,612,896
Ferro Corp. *	73,182	1,565,363
GCP Applied Technologies, Inc. *	85,779	2,637,704
Greif, Inc., Class A	84,774	4,880,439
H.B. Fuller Co.	69,608	3,507,547
Haynes International, Inc.	26,909	1,119,414
Hecla Mining Co.	314,366	1,150,580
Ingevity Corp. *	23,963	1,795,068
Innophos Holdings, Inc.	62,621	2,602,529
Innospec, Inc.	34,732	2,255,843
Kaiser Aluminum Corp.	36,830	3,696,627
KapStone Paper & Packaging Corp.	134,886	4,706,173
Kraton Corp. *	55,124	2,337,809
Louisiana-Pacific Corp.	107,945	3,076,433
Materion Corp.	66,419	3,347,518
Minerals Technologies, Inc.	37,057	2,545,816
Neenah, Inc.	20,399	1,563,583
NewMarket Corp.	11,586	4,841,905
Olin Corp.	157,887	5,131,328
Olympic Steel, Inc.	56,524	1,273,486
P.H. Glatfelter Co.	162,518	3,316,992
Platform Specialty Products Corp. *	158,745	1,657,298
PolyOne Corp.	149,087	6,158,784
Quaker Chemical Corp.	11,627	1,657,196
Rayonier Advanced Materials, Inc.	100,769	2,052,665
Royal Gold, Inc.	23,928	1,932,665
Schnitzer Steel Industries, Inc., Class A	183,793	6,248,962
Schweitzer-Mauduit International, Inc.	57,197	2,242,694
Sensient Technologies Corp.	62,436	4,492,270
Silgan Holdings, Inc.	160,563	4,568,017
Southern Copper Corp.	149,625	7,889,726
Stepan Co.	36,982	2,962,258
Summit Materials, Inc., Class A *	39,721	1,256,375
SunCoke Energy, Inc. *	209,133	2,233,540
The Scotts Miracle-Gro Co., Class A	52,367	4,704,651
TimkenSteel Corp. *	189,568	3,101,333
Trinseo S.A.	50,684	4,034,446
Tronox Ltd., Class A	145,110	2,652,611
W.R. Grace & Co.	59,289	3,923,746
Westlake Chemical Corp.	50,166	5,430,971
Worthington Industries, Inc.	86,867	3,842,996
		187,337,396

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Media 2.3%
AMC Entertainment Holdings, Inc., Class A (a)	93,996	1,409,940
AMC Networks, Inc., Class A *	53,155	2,794,358
Cable One, Inc.	3,613	2,460,309
Cinemark Holdings, Inc.	159,539	6,789,980
Gannett Co., Inc.	686,653	6,893,996
John Wiley & Sons, Inc., Class A	73,313	4,710,360
Liberty Broadband Corp., Class A *	1,520	132,818
Liberty Broadband Corp., Class C *	9,173	806,123
Lions Gate Entertainment Corp., Class A *	24,314	686,627
Lions Gate Entertainment Corp., Class B *	74,585	2,001,862
Live Nation Entertainment, Inc. *	108,583	4,864,519
Meredith Corp.	59,454	3,406,714
National CineMedia, Inc.	292,198	2,200,251
New Media Investment Group, Inc.	79,017	1,363,043
Nexstar Media Group, Inc., Class A	17,959	1,283,171
Regal Entertainment Group, Class A	218,794	5,030,074
Scholastic Corp.	82,142	2,990,790
Sinclair Broadcast Group, Inc., Class A	91,389	3,088,948
Sirius XM Holdings, Inc. (a)	874,814	5,493,832
The Madison Square Garden Co., Class A *	6,111	1,492,306
The New York Times Co., Class A	133,502	3,217,398
		63,117,419

Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Alexion Pharmaceuticals, Inc. *	49,045	5,760,335
Bio-Rad Laboratories, Inc., Class A *	17,709	4,782,138
Bio-Techne Corp.	20,897	2,953,582
Bruker Corp.	74,525	2,284,191
Catalent, Inc. *	55,310	2,309,192
Charles River Laboratories International, Inc. *	44,237	4,716,107
Endo International plc *	267,384	1,685,856
Illumina, Inc. *	28,616	6,525,020
Impax Laboratories, Inc. *	127,790	2,606,916
IQVIA Holdings, Inc. *	57,077	5,612,381
Mallinckrodt plc *	132,260	2,206,097
Myriad Genetics, Inc. *	166,853	5,409,374
PDL BioPharma, Inc. *	1,331,009	3,194,422
PerkinElmer, Inc.	88,705	6,771,740
PRA Health Sciences, Inc. *	11,806	991,704
Prestige Brands Holdings, Inc. *	33,552	1,134,058
QIAGEN N.V. *	134,232	4,523,618
Regeneron Pharmaceuticals, Inc. *	12,466	3,994,605
Syneos Health, Inc. *	19,753	827,651
Vertex Pharmaceuticals, Inc. *	9,986	1,657,976
		69,946,963

Real Estate 9.6%
Acadia Realty Trust	45,592	1,097,855
Alexandria Real Estate Equities, Inc.	43,476	5,274,074
Altisource Portfolio Solutions S.A. *(a)	64,327	1,711,098
American Campus Communities, Inc.	98,052	3,576,937
American Homes 4 Rent, Class A	42,310	811,929
Apartment Investment & Management Co., Class A	122,696	4,743,427
Apple Hospitality REIT, Inc.	250,466	4,255,417
Ashford Hospitality Trust, Inc.	287,301	1,583,029
Brandywine Realty Trust	221,015	3,461,095
Camden Property Trust	73,272	5,840,511
CBL & Associates Properties, Inc.	674,802	3,124,333
Chesapeake Lodging Trust	71,092	1,838,439
Columbia Property Trust, Inc.	223,662	4,658,879
Corporate Office Properties Trust	108,661	2,712,179
CubeSmart	90,511	2,426,600
CyrusOne, Inc.	20,360	1,015,964
DCT Industrial Trust, Inc.	44,292	2,451,562

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
DDR Corp.	524,019	4,087,348
DiamondRock Hospitality Co.	301,847	3,102,987
Douglas Emmett, Inc.	91,474	3,270,196
EastGroup Properties, Inc.	20,075	1,626,677
Education Realty Trust, Inc.	27,804	865,817
EPR Properties	38,041	2,192,303
Equity Commonwealth *	140,420	4,131,156
Equity LifeStyle Properties, Inc.	43,167	3,652,360
Extra Space Storage, Inc.	53,325	4,535,291
Federal Realty Investment Trust	41,438	4,721,446
First Industrial Realty Trust, Inc.	58,614	1,642,950
Forest City Realty Trust, Inc., Class A	61,322	1,304,319
Franklin Street Properties Corp.	160,239	1,296,334
Front Yard Residential Corp.	136,650	1,433,459
Gaming & Leisure Properties, Inc.	94,871	3,155,409
Government Properties Income Trust	95,372	1,308,504
Gramercy Property Trust	57,143	1,237,146
Healthcare Realty Trust, Inc.	89,295	2,370,782
Healthcare Trust of America, Inc., Class A	91,289	2,268,532
Hersha Hospitality Trust	89,449	1,502,743
Highwoods Properties, Inc.	83,679	3,599,034
Hudson Pacific Properties, Inc.	30,986	978,228
Investors Real Estate Trust	257,221	1,196,078
Kilroy Realty Corp.	48,576	3,308,026
Kite Realty Group Trust	53,041	803,041
Lamar Advertising Co., Class A	66,651	4,430,292
LaSalle Hotel Properties	153,728	3,770,948
Lexington Realty Trust	305,305	2,430,228
Liberty Property Trust	144,353	5,667,299
Life Storage, Inc.	28,234	2,218,063
Mack-Cali Realty Corp.	166,369	2,809,972
Medical Properties Trust, Inc.	162,196	1,988,523
Mid-America Apartment Communities, Inc.	56,184	4,821,711
National Health Investors, Inc.	11,500	746,005
National Retail Properties, Inc.	83,563	3,111,886
New Senior Investment Group, Inc.	133,072	1,075,222
Omega Healthcare Investors, Inc. (a)	123,581	3,148,844
Outfront Media, Inc.	261,132	5,355,817
Paramount Group, Inc.	155,926	2,175,168
Park Hotels & Resorts, Inc.	117,217	3,046,470
Pebblebrook Hotel Trust	59,986	2,040,124
Pennsylvania Real Estate Investment Trust	179,270	1,871,579
Piedmont Office Realty Trust, Inc., Class A	234,478	4,211,225
PotlatchDeltic Corp.	41,504	2,122,930
PS Business Parks, Inc.	13,398	1,485,302
Quality Care Properties, Inc. *	184,424	2,285,013
Ramco-Gershenson Properties Trust	74,982	883,288
Rayonier, Inc.	199,278	6,773,459
Realty Income Corp.	109,177	5,369,325
Regency Centers Corp.	67,668	3,932,187
Retail Properties of America, Inc., Class A	341,693	4,086,648
RLJ Lodging Trust	214,915	4,257,466
Ryman Hospitality Properties, Inc.	49,276	3,398,073
Sabra Health Care REIT, Inc.	144,038	2,431,361
SBA Communications Corp. *	36,763	5,781,717
Select Income REIT	41,215	748,877
Senior Housing Properties Trust	309,046	4,678,956
Spirit Realty Capital, Inc.	425,012	3,315,094
STORE Capital Corp.	43,564	1,038,566
Summit Hotel Properties, Inc.	58,201	766,507
Sun Communities, Inc.	33,208	2,907,692
Sunstone Hotel Investors, Inc.	250,328	3,612,233
Tanger Factory Outlet Centers, Inc.	102,285	2,283,001
Taubman Centers, Inc.	82,395	4,816,812
The GEO Group, Inc.	163,920	3,491,496
Tier REIT, Inc.	88,807	1,650,034
UDR, Inc.	169,768	5,707,600
Urban Edge Properties	39,662	855,906

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
VEREIT, Inc.	615,476	4,216,011
Washington Prime Group, Inc.	726,757	4,760,258
Washington Real Estate Investment Trust	74,826	1,891,601
Weingarten Realty Investors	123,348	3,346,431
WP Carey, Inc.	74,474	4,462,482
Xenia Hotels & Resorts, Inc.	216,456	4,257,690
		266,706,886

Retailing 5.0%
Aaron's, Inc.	126,889	5,863,541
Asbury Automotive Group, Inc. *	79,955	5,265,037
Barnes & Noble Education, Inc. *	404,219	2,950,799
Barnes & Noble, Inc.	450,120	2,025,540
Big 5 Sporting Goods Corp. (a)	128,622	791,025
Burlington Stores, Inc. *	32,332	3,965,196
Caleres, Inc.	138,533	3,880,309
Citi Trends, Inc.	44,890	994,762
DSW, Inc., Class A	298,324	5,850,134
Express, Inc. *	571,751	4,128,042
Five Below, Inc. *	31,338	2,094,945
Fred's, Inc., Class A (a)	409,761	1,364,504
Genesco, Inc. *	164,743	6,474,400
Groupon, Inc. *	240,211	1,028,103
Guess?, Inc.	480,574	7,588,263
Haverty Furniture Cos., Inc.	46,197	940,109
Hibbett Sports, Inc. *	154,687	3,983,190
J.C. Penney Co., Inc. *(a)	1,638,724	7,095,675
Liberty TripAdvisor Holdings, Inc., Class A *	117,779	1,224,902
Lithia Motors, Inc., Class A	39,485	4,102,097
Lumber Liquidators Holdings, Inc. *	80,032	1,853,541
Monro, Inc.	39,663	2,018,847
Netflix, Inc. *	27,083	7,891,445
Penske Automotive Group, Inc.	114,762	5,256,100
Pier 1 Imports, Inc.	798,564	2,475,548
Pool Corp.	34,879	4,814,348
Rent-A-Center, Inc. (a)	429,861	3,232,555
RH *	39,409	3,345,036
Shoe Carnival, Inc.	59,466	1,389,126
Shutterfly, Inc. *	42,605	3,269,082
Sleep Number Corp. *	82,607	2,844,985
Sonic Automotive, Inc., Class A	204,244	4,003,182
Tailored Brands, Inc.	99,745	2,335,030
The Buckle, Inc. (a)	198,557	4,179,625
The Cato Corp., Class A	157,318	1,787,132
The Children's Place, Inc.	30,882	4,394,509
The Finish Line, Inc., Class A	376,805	4,001,669
The Michaels Cos., Inc. *	121,899	2,804,896
TripAdvisor, Inc. *	70,126	2,810,650
Vitamin Shoppe, Inc. *	360,762	1,352,858
Zumiez, Inc. *	95,824	1,887,733
		139,558,470

Semiconductors & Semiconductor Equipment 2.2%
Advanced Energy Industries, Inc. *	19,800	1,313,136
Amkor Technology, Inc. *	276,425	2,778,071
Brooks Automation, Inc.	64,122	1,712,699
Cabot Microelectronics Corp.	30,292	3,086,755
Cirrus Logic, Inc. *	50,982	2,259,012
Cree, Inc. *	191,262	7,235,441
Cypress Semiconductor Corp.	325,129	5,680,004
Diodes, Inc. *	56,620	1,704,262
Entegris, Inc.	76,384	2,535,949
Integrated Device Technology, Inc. *	105,211	3,192,102
Microsemi Corp. *	50,222	3,259,408
MKS Instruments, Inc.	37,350	4,158,922
Photronics, Inc. *	173,423	1,352,699

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Power Integrations, Inc.	20,505	1,377,936
Rambus, Inc. *	70,098	890,946
Semtech Corp. *	29,099	979,181
Silicon Laboratories, Inc. *	31,217	2,918,790
Synaptics, Inc. *	49,604	2,305,098
Teradyne, Inc.	170,418	7,736,977
Veeco Instruments, Inc. *	81,042	1,470,912
Versum Materials, Inc.	80,894	2,994,696
Xperi Corp.	60,262	1,328,777
		62,271,773

Software & Services 6.9%
ACI Worldwide, Inc. *	83,104	1,965,410
Acxiom Corp. *	100,392	2,747,729
ANSYS, Inc. *	41,537	6,643,428
Aspen Technology, Inc. *	24,886	1,923,190
Blackhawk Network Holdings, Inc. *	28,862	1,291,575
Cadence Design Systems, Inc. *	95,561	3,704,900
Cardtronics plc, Class A *	62,649	1,402,085
CDK Global, Inc.	78,709	5,405,734
CommVault Systems, Inc. *	26,029	1,354,809
Convergys Corp.	265,507	6,162,417
CoreLogic, Inc. *	118,471	5,390,431
CSG Systems International, Inc.	52,036	2,429,040
CSRA, Inc.	211,757	8,582,511
DST Systems, Inc.	100,451	8,354,510
EPAM Systems, Inc. *	18,974	2,146,339
Euronet Worldwide, Inc. *	29,720	2,522,336
EVERTEC, Inc.	69,529	1,126,370
ExlService Holdings, Inc. *	17,736	1,011,307
Fair Isaac Corp.	23,636	4,016,702
FleetCor Technologies, Inc. *	24,699	4,938,071
Gartner, Inc. *	47,349	5,369,850
Genpact Ltd.	182,730	5,732,240
j2 Global, Inc.	30,803	2,280,038
Jack Henry & Associates, Inc.	55,456	6,504,989
Manhattan Associates, Inc. *	52,106	2,193,663
ManTech International Corp., Class A	93,431	5,266,705
MAXIMUS, Inc.	63,887	4,279,151
Nuance Communications, Inc. *	195,782	3,144,259
Progress Software Corp.	86,580	4,058,005
PTC, Inc. *	63,451	4,680,146
Red Hat, Inc. *	62,844	9,263,206
Sabre Corp.	115,749	2,658,755
salesforce.com, Inc. *	56,071	6,518,254
Science Applications International Corp.	64,678	4,682,040
SS&C Technologies Holdings, Inc.	52,564	2,602,969
Sykes Enterprises, Inc. *	89,973	2,614,615
Synopsys, Inc. *	69,691	5,900,737
Syntel, Inc. *	53,978	1,449,309
Take-Two Interactive Software, Inc. *	40,809	4,565,303
TiVo Corp.	240,577	3,608,655
Travelport Worldwide Ltd.	225,797	3,217,607
Twitter, Inc. *	56,018	1,784,733
Unisys Corp. *(a)	251,101	2,812,331
Verint Systems, Inc. *	50,741	1,973,825
VeriSign, Inc. *	63,411	7,356,944
VMware, Inc., Class A *	35,615	4,692,276
WEX, Inc. *	22,210	3,321,506
Worldpay, Inc., Class A *	65,939	5,359,522
Zynga, Inc., Class A *	493,890	1,708,859
		192,719,386

Technology Hardware & Equipment 4.4%
ADTRAN, Inc.	131,858	2,063,578
ARRIS International plc *	130,800	3,335,400

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
AVX Corp.	84,528	1,462,334
Belden, Inc.	47,566	3,459,475
Benchmark Electronics, Inc. *	175,072	5,252,160
Ciena Corp. *	43,840	1,015,773
Cognex Corp.	38,806	2,084,270
Coherent, Inc. *	10,999	2,300,551
Comtech Telecommunications Corp.	177,127	3,914,507
Cray, Inc. *	47,736	1,040,645
Diebold Nixdorf, Inc. (a)	157,187	2,467,836
Dolby Laboratories, Inc., Class A	62,042	4,004,811
EchoStar Corp., Class A *	68,265	3,960,735
Electronics For Imaging, Inc. *	43,549	1,192,807
ePlus, Inc. *	23,669	1,811,862
Fabrinet *	41,083	1,238,652
Finisar Corp. *	112,811	2,030,598
Harmonic, Inc. *	426,959	1,291,551
II-VI, Inc. *	46,828	1,802,878
Insight Enterprises, Inc. *	153,073	5,346,840
InterDigital, Inc.	40,859	2,933,676
IPG Photonics Corp. *	13,395	3,290,348
Itron, Inc. *	35,488	2,484,160
Knowles Corp. *	163,790	2,365,128
Littelfuse, Inc.	14,061	2,917,657
Lumentum Holdings, Inc. *	28,744	1,753,384
Methode Electronics, Inc.	42,990	1,695,956
MTS Systems Corp.	32,684	1,599,882
National Instruments Corp.	93,557	4,730,242
NETGEAR, Inc. *	66,542	3,709,716
NetScout Systems, Inc. *	71,167	1,889,484
OSI Systems, Inc. *	21,832	1,378,472
Plantronics, Inc.	75,982	4,106,067
Plexus Corp. *	81,813	4,934,960
Rogers Corp. *	12,853	1,764,974
ScanSource, Inc. *	121,979	3,994,812
Super Micro Computer, Inc. *	73,150	1,324,015
Trimble, Inc. *	149,646	5,676,073
TTM Technologies, Inc. *	124,400	2,010,304
VeriFone Systems, Inc. *	159,336	2,644,978
ViaSat, Inc. *	37,326	2,604,982
Viavi Solutions, Inc. *	166,055	1,597,449
Vishay Intertechnology, Inc.	364,709	6,710,646
Zebra Technologies Corp., Class A *	26,765	3,697,317
		122,891,945

Telecommunication Services 0.5%
ATN International, Inc.	19,176	1,148,642
Cincinnati Bell, Inc. *	132,299	2,136,629
Cogent Communications Holdings, Inc.	23,257	996,563
Consolidated Communications Holdings, Inc.	134,097	1,550,161
GCI Liberty, Inc. *	41,607	1,599,789
Iridium Communications, Inc. *	121,804	1,425,107
United States Cellular Corp. *	37,497	1,447,009
Vonage Holdings Corp. *	251,300	2,550,695
Zayo Group Holdings, Inc. *	59,786	2,143,328
		14,997,923

Transportation 3.0%
Air Transport Services Group, Inc. *	44,079	1,166,771
Allegiant Travel Co.	20,159	3,352,442
AMERCO	6,060	2,084,640
ArcBest Corp.	133,144	4,407,066
Atlas Air Worldwide Holdings, Inc. *	56,611	3,444,779
Copa Holdings S.A., Class A	50,010	6,799,860
Echo Global Logistics, Inc. *	72,834	1,926,459
Forward Air Corp.	41,594	2,246,076
Genesee & Wyoming, Inc., Class A *	56,324	3,916,208

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Hawaiian Holdings, Inc.	56,084	2,019,024
Heartland Express, Inc.	77,640	1,515,533
Hub Group, Inc., Class A *	112,167	4,896,090
Knight-Swift Transportation Holdings, Inc.	173,050	8,334,088
Landstar System, Inc.	68,039	7,402,643
Macquarie Infrastructure Corp.	59,829	2,423,074
Marten Transport Ltd.	81,203	1,758,045
Matson, Inc.	87,200	2,485,200
Roadrunner Transportation Systems, Inc. *	234,473	898,032
Saia, Inc. *	43,833	3,184,467
SkyWest, Inc.	139,102	7,622,790
Spirit Airlines, Inc. *	94,013	3,745,478
Werner Enterprises, Inc.	125,549	4,676,700
XPO Logistics, Inc. *	23,659	2,328,755
YRC Worldwide, Inc. *	87,743	765,119
		83,399,339

Utilities 2.8%
ALLETE, Inc.	54,347	3,703,748
American States Water Co.	39,604	2,103,764
Aqua America, Inc.	135,026	4,616,539
Avangrid, Inc.	41,420	2,009,698
Avista Corp.	100,802	4,821,360
Black Hills Corp.	65,082	3,305,515
California Water Service Group	47,234	1,792,530
Dynegy, Inc. *	320,156	3,915,508
El Paso Electric Co.	63,465	3,084,399
Hawaiian Electric Industries, Inc.	180,087	5,935,668
IDACORP, Inc.	51,858	4,203,091
MGE Energy, Inc.	33,584	1,763,160
New Jersey Resources Corp.	112,173	4,273,791
Northwest Natural Gas Co.	41,138	2,145,347
NorthWestern Corp.	61,967	3,165,274
ONE Gas, Inc.	59,719	3,797,531
Ormat Technologies, Inc.	16,673	1,043,396
Otter Tail Corp.	54,787	2,180,523
PNM Resources, Inc.	137,690	4,846,688
Portland General Electric Co.	130,893	5,200,379
South Jersey Industries, Inc.	73,460	1,925,387
Spire, Inc.	42,663	2,892,551
WGL Holdings, Inc.	62,535	5,206,664
		77,932,511
Total Common Stock
(Cost $2,488,268,348)		2,777,208,733

Other Investment Companies 2.6% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.30% (b)	2,229,153	2,229,153

Securities Lending Collateral 2.5%
Wells Fargo Government Money Market Fund, Select Class 1.29% (b)	70,344,578	70,344,578
Total Other Investment Companies
(Cost $72,573,731)		72,573,731

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
Russell 2000 Index, e-mini expires 03/16/18	122	9,218,320	(41,754)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $66,824,532.
(b)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.
Security	Number of Shares	Value ($)
Common Stock 98.9% of net assets

Australia 6.1%
A.C.N. 004 410 833 Ltd. *(a)	11,076,407	—
AGL Energy Ltd.	134,525	2,291,554
Amcor Ltd.	195,856	2,121,429
AMP Ltd.	983,563	4,054,476
APA Group	150,215	936,440
APA Group *(a)	8,836	55,084
Aurizon Holdings Ltd.	494,862	1,762,289
Australia & New Zealand Banking Group Ltd.	679,339	15,378,344
Bendigo & Adelaide Bank Ltd.	121,137	1,070,451
BHP Billiton Ltd.	1,271,752	30,225,894
BlueScope Steel Ltd.	142,996	1,819,646
Boral Ltd.	233,467	1,420,867
Brambles Ltd.	288,824	2,160,635
Caltex Australia Ltd.	147,860	4,052,285
CIMIC Group Ltd.	29,398	1,072,113
Coca-Cola Amatil Ltd.	160,546	1,088,418
Commonwealth Bank of Australia	319,636	19,026,946
CSL Ltd.	42,749	5,435,546
Downer EDI Ltd.	248,018	1,339,348
Fortescue Metals Group Ltd.	502,546	1,973,709
Goodman Group	130,423	834,400
Iluka Resources Ltd.	141,742	1,147,601
Incitec Pivot Ltd.	496,235	1,469,426
Insurance Australia Group Ltd.	518,276	3,311,706
LendLease Group	135,800	1,888,926
Macquarie Group Ltd.	44,664	3,607,479
Medibank Pvt Ltd.	554,703	1,370,240
Metcash Ltd.	882,491	2,228,087
Mirvac Group	593,869	981,078
National Australia Bank Ltd.	609,185	14,326,672
Newcrest Mining Ltd.	72,701	1,203,861
Orica Ltd.	141,548	2,057,119
Origin Energy Ltd. *	591,848	4,173,839
QBE Insurance Group Ltd.	354,549	2,815,317
Rio Tinto Ltd.	127,532	8,065,626
Santos Ltd. *	425,936	1,672,830
Scentre Group	639,768	1,914,391
Sonic Healthcare Ltd.	75,414	1,439,776
Stockland	503,966	1,586,571
Suncorp Group Ltd.	443,033	4,681,367
Tabcorp Holdings Ltd.	602,574	2,169,348
Telstra Corp., Ltd.	1,944,932	5,077,221
Transurban Group	143,772	1,297,358
Wesfarmers Ltd.	505,864	16,292,062
Westfield Corp.	202,377	1,381,472
Westpac Banking Corp.	738,088	17,697,524

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Woodside Petroleum Ltd.	213,941	4,864,701
Woolworths Group Ltd.	627,484	13,500,378
WorleyParsons Ltd.	155,245	1,865,430
		222,207,280

Austria 0.4%
Erste Group Bank AG *	81,682	4,175,220
OMV AG	84,906	4,877,471
Raiffeisen Bank International AG *	47,848	1,866,867
voestalpine AG	46,226	2,683,667
		13,603,225

Belgium 0.9%
Ageas	67,313	3,542,543
Anheuser-Busch InBev S.A.	104,573	11,157,419
Colruyt S.A.	22,173	1,198,830
Groupe Bruxelles Lambert S.A.	21,724	2,491,655
KBC Groep N.V.	42,580	4,014,399
Proximus	54,923	1,767,783
Solvay S.A.	18,288	2,522,692
UCB S.A.	13,323	1,106,259
Umicore S.A.	57,960	3,288,543
		31,090,123

Canada 6.8%
Agnico Eagle Mines Ltd.	19,047	726,740
Alimentation Couche-Tard, Inc., B Shares	73,494	3,578,484
ARC Resources Ltd.	108,455	1,047,858
Atco Ltd., Class I	29,583	975,210
Bank of Montreal	117,362	8,924,769
Barrick Gold Corp.	156,908	1,809,888
Baytex Energy Corp. *	317,472	810,187
BCE, Inc.	102,827	4,493,942
BlackBerry Ltd. *	171,770	2,087,220
Brookfield Asset Management, Inc., Class A	121,645	4,723,018
Cameco Corp.	106,500	940,867
Canadian Imperial Bank of Commerce	91,279	8,348,928
Canadian National Railway Co.	105,770	8,195,142
Canadian Natural Resources Ltd.	261,502	8,112,307
Canadian Pacific Railway Ltd.	21,375	3,828,433
Canadian Tire Corp., Ltd., Class A	17,481	2,379,140
Celestica, Inc. *	66,513	725,162
Cenovus Energy, Inc.	573,559	4,180,779
CGI Group, Inc., Class A *	28,547	1,670,914
CI Financial Corp.	60,168	1,340,145
Crescent Point Energy Corp.	307,709	2,216,533
Dollarama, Inc.	9,984	1,163,703
Emera, Inc.	25,937	838,218
Empire Co., Ltd., A Shares	118,198	2,191,739
Enbridge, Inc.	159,579	5,082,467
Encana Corp.	212,273	2,229,832
Enerplus Corp.	107,793	1,193,727
Fairfax Financial Holdings Ltd.	3,688	1,805,101
Finning International, Inc.	63,060	1,682,125
First Quantum Minerals Ltd.	150,657	2,458,530
Fortis, Inc.	61,457	2,011,076
George Weston Ltd.	18,678	1,529,254
Gibson Energy, Inc.	71,453	930,141
Gildan Activewear, Inc.	26,106	758,314
Goldcorp, Inc.	136,117	1,706,044
Great-West Lifeco, Inc.	51,169	1,352,154
Husky Energy, Inc. *	228,211	3,017,048
Imperial Oil Ltd.	88,192	2,391,752
Intact Financial Corp.	19,470	1,508,095
Inter Pipeline Ltd.	58,114	1,011,842

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Keyera Corp.	29,355	749,138
Loblaw Cos. Ltd.	55,912	2,876,434
Magna International, Inc.	163,090	8,985,955
Manulife Financial Corp.	251,415	4,791,473
Methanex Corp.	20,669	1,142,533
Metro, Inc.	72,937	2,304,202
National Bank of Canada	60,060	2,918,278
Nutrien Ltd. *	233,004	11,465,175
Obsidian Energy Ltd. *(b)	1,075,409	990,348
Onex Corp.	17,324	1,273,054
Parkland Fuel Corp.	41,559	939,606
Pembina Pipeline Corp.	61,820	1,990,630
Power Corp. of Canada	141,347	3,354,558
Power Financial Corp.	62,847	1,643,091
Rogers Communications, Inc., B Shares	61,377	2,769,593
Royal Bank of Canada	217,203	17,135,873
Saputo, Inc.	39,890	1,276,692
Shaw Communications, Inc., B Shares	115,969	2,248,152
SNC-Lavalin Group, Inc.	38,571	1,675,770
Sun Life Financial, Inc.	89,742	3,702,160
Suncor Energy, Inc.	514,781	16,969,875
Teck Resources Ltd., Class B	166,322	4,763,739
TELUS Corp.	78,370	2,833,026
The Bank of Nova Scotia	201,980	12,531,635
The Toronto-Dominion Bank	254,193	14,680,050
Thomson Reuters Corp.	63,044	2,487,614
TransAlta Corp.	204,848	1,144,661
TransCanada Corp.	119,584	5,179,625
Trisura Group Ltd. *	43	847
Valeant Pharmaceuticals International, Inc. *	134,622	2,207,366
Vermilion Energy, Inc.	25,835	852,262
West Fraser Timber Co., Ltd.	18,724	1,306,084
WestJet Airlines Ltd.	48,996	988,447
		246,154,774

Denmark 0.9%
AP Moller - Maersk A/S, A Shares	2,251	3,536,085
AP Moller - Maersk A/S, B Shares	2,135	3,505,991
Carlsberg A/S, B Shares	20,744	2,549,166
Coloplast A/S, B Shares	12,509	1,060,585
Danske Bank A/S	75,063	3,027,210
DSV A/S	18,457	1,452,421
ISS A/S	46,301	1,686,003
Novo Nordisk A/S, B Shares	172,698	8,956,262
Novozymes A/S, B Shares	21,846	1,127,226
Pandora A/S	10,268	1,076,451
TDC A/S	407,909	3,324,183
Vestas Wind Systems A/S	21,158	1,537,428
		32,839,011

Finland 1.0%
Elisa Oyj	23,193	999,958
Fortum Oyj	161,717	3,560,150
Kesko Oyj, B Shares	44,221	2,576,435
Kone Oyj, B Shares (b)	51,884	2,695,110
Metso Oyj	30,328	975,415
Neste Oyj	39,953	2,935,417
Nokia Oyj	1,076,216	6,304,453
Nokian Renkaat Oyj	25,355	1,168,008
Orion Oyj, Class B	17,026	556,523
Sampo Oyj, A Shares	63,721	3,624,737
Stora Enso Oyj, R Shares	184,648	3,282,378
UPM-Kymmene Oyj	157,965	5,438,851
Wartsila Oyj Abp	24,144	1,706,173
		35,823,608

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
France 9.7%
Accor S.A.	42,296	2,450,351
Air France-KLM *	120,733	1,439,536
Air Liquide S.A.	72,177	9,080,368
Airbus SE	62,449	7,490,160
Alstom S.A.	54,636	2,308,966
Arkema S.A.	21,357	2,798,866
Atos SE	13,528	1,790,188
AXA S.A.	421,241	13,286,010
BNP Paribas S.A.	221,682	17,674,385
Bollore S.A.	216,551	1,227,086
Bouygues S.A.	91,252	4,636,573
Bureau Veritas S.A.	40,315	1,057,651
Capgemini SE	26,751	3,358,936
Carrefour S.A.	349,949	8,088,153
Casino Guichard Perrachon S.A.	49,400	2,688,388
CGG S.A. *	345,344	599,787
CNP Assurances	45,866	1,118,810
Compagnie de Saint-Gobain	175,950	10,031,361
Credit Agricole S.A.	225,534	3,888,152
Danone S.A.	102,393	8,211,102
Eiffage S.A.	16,956	1,842,623
Electricite de France S.A.	344,016	4,491,596
Engie S.A.	1,162,933	18,261,538
Essilor International S.A.	19,271	2,534,894
Eurazeo S.A.	14,068	1,346,049
Eutelsat Communications S.A.	43,665	1,022,516
Faurecia S.A.	24,182	2,043,316
Kering S.A.	8,097	3,831,698
Klepierre S.A.	24,818	1,027,037
L'Oreal S.A.	27,308	5,896,866
Legrand S.A.	35,460	2,791,278
LVMH Moet Hennessy Louis Vuitton SE	27,696	8,326,632
Natixis S.A.	164,695	1,426,179
Orange S.A.	942,910	16,031,288
Pernod-Ricard S.A.	26,205	4,314,727
Peugeot S.A.	132,790	3,014,837
Publicis Groupe S.A.	35,990	2,723,260
Rallye S.A.	75,088	1,378,296
Renault S.A.	63,981	6,982,524
Rexel S.A.	179,056	3,161,134
Safran S.A.	33,716	3,737,966
Sanofi	241,879	19,184,360
Schneider Electric SE *	126,407	11,035,658
SCOR SE	40,846	1,743,126
Societe Generale S.A.	259,778	14,929,424
Sodexo S.A.	17,143	2,113,846
Suez	129,551	1,789,429
Teleperformance	8,596	1,227,690
Thales S.A.	12,705	1,418,473
Total S.A.	1,080,953	61,924,538
Unibail-Rodamco SE	11,496	2,688,546
Valeo S.A.	42,764	2,788,320
Vallourec S.A. *(b)	242,729	1,324,207
Veolia Environnement S.A.	226,000	5,504,551
Vinci S.A.	109,514	10,861,815
Vivendi S.A.	446,408	11,569,812
Wendel S.A.	6,297	1,095,188
Zodiac Aerospace *	20,229	616,068
		351,226,134

Germany 8.9%
adidas AG	22,636	5,041,223
Allianz SE	93,965	22,006,349
Aurubis AG	27,641	2,332,221
BASF SE	276,099	29,098,074

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Bayer AG	131,416	15,423,898
Bayerische Motoren Werke AG	160,712	17,017,803
Beiersdorf AG	10,976	1,206,426
Bilfinger SE	27,790	1,266,283
Brenntag AG	40,323	2,531,785
CECONOMY AG	120,078	1,575,104
Commerzbank AG *	342,960	5,328,195
Continental AG	24,735	6,808,930
Covestro AG	10,970	1,248,849
Daimler AG	354,664	30,482,935
Deutsche Bank AG	545,224	8,777,772
Deutsche Boerse AG	19,535	2,607,742
Deutsche Lufthansa AG	115,006	3,874,178
Deutsche Post AG	239,643	11,001,446
Deutsche Telekom AG	1,095,471	17,716,577
E.ON SE	1,765,103	17,997,482
Evonik Industries AG	43,584	1,617,575
Freenet AG	41,456	1,438,990
Fresenius Medical Care AG & Co. KGaA	31,740	3,371,790
Fresenius SE & Co. KGaA	55,077	4,507,422
GEA Group AG	32,559	1,546,728
Hannover Rueck SE	11,161	1,523,241
HeidelbergCement AG	38,885	3,924,036
Henkel AG & Co. KGaA	16,129	1,944,552
HOCHTIEF AG	5,229	883,291
HUGO BOSS AG	19,806	1,772,113
Infineon Technologies AG	103,992	2,841,079
Innogy SE	36,529	1,461,771
K+S AG	91,522	2,561,790
KION Group AG	10,366	891,071
Kloeckner & Co. SE	67,309	870,191
LANXESS AG	28,314	2,368,976
Leoni AG	15,785	1,081,973
Linde AG *	37,819	8,503,321
MAN SE	9,004	1,027,890
Merck KGaA	14,142	1,418,155
METRO AG	66,798	1,307,190
MTU Aero Engines AG	6,514	1,093,205
Muenchener Rueckversicherungs-Gesellschaft AG	39,897	8,958,379
OSRAM Licht AG	16,499	1,313,630
ProSiebenSat.1 Media SE	58,250	2,311,793
Rheinmetall AG	8,821	1,172,681
RWE AG *	489,715	9,801,384
Salzgitter AG	25,787	1,484,808
SAP SE	82,400	8,663,031
Siemens AG	167,005	22,087,898
Suedzucker AG	48,124	866,330
Symrise AG	10,815	882,182
Telefonica Deutschland Holding AG	161,402	746,077
ThyssenKrupp AG	94,741	2,579,096
Uniper SE	245,674	7,469,936
Volkswagen AG	17,458	3,502,642
Vonovia SE	33,855	1,550,487
		324,689,976

Hong Kong 1.5%
AIA Group Ltd.	738,235	6,183,955
BOC Hong Kong Holdings Ltd.	423,897	2,145,135
China Mengniu Dairy Co., Ltd. *	424,632	1,402,724
CK Asset Holdings Ltd.	205,732	1,779,875
CK Hutchison Holdings Ltd.	201,101	2,518,485
CLP Holdings Ltd.	288,619	2,917,430
Esprit Holdings Ltd. *	1,284,695	505,650
Galaxy Entertainment Group Ltd.	239,843	2,099,504
Hang Seng Bank Ltd.	82,919	2,060,975
Hong Kong & China Gas Co., Ltd.	707,999	1,400,563
Hong Kong Exchanges & Clearing Ltd.	37,042	1,344,348

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Hongkong Land Holdings Ltd.	118,398	815,762
Jardine Matheson Holdings Ltd.	45,110	2,938,916
Jardine Strategic Holdings Ltd.	36,069	1,436,628
Li & Fung Ltd.	4,404,228	2,223,135
Link REIT	125,798	1,075,471
MTR Corp. Ltd.	196,812	1,043,755
New World Development Co., Ltd.	1,494,646	2,276,741
Noble Group Ltd. *(b)	15,985,382	2,078,456
PCCW Ltd.	1,351,972	770,551
Sands China Ltd.	373,050	2,104,732
SJM Holdings Ltd.	1,295,060	1,242,879
Sun Hung Kai Properties Ltd.	244,071	4,076,531
Swire Pacific Ltd., Class A	238,108	2,409,895
Swire Pacific Ltd., Class B	399,959	694,088
The Wharf Holdings Ltd.	159,948	598,888
Want Want China Holdings Ltd.	1,181,807	998,268
WH Group Ltd.	832,472	1,031,907
Wharf Real Estate Investment Co., Ltd. *	50,575	343,832
Wheelock & Co., Ltd.	129,192	941,868
Yue Yuen Industrial Holdings Ltd.	255,425	1,093,471
		54,554,418

Ireland 0.7%
AerCap Holdings N.V. *	20,734	1,028,614
Bank of Ireland Group plc *	145,436	1,365,834
CRH plc	162,189	5,394,385
Experian plc	123,870	2,655,693
Kerry Group plc, A Shares	13,801	1,379,415
Seagate Technology plc	168,499	8,997,847
Shire plc	49,736	2,130,560
Smurfit Kappa Group plc	66,940	2,343,166
		25,295,514

Israel 0.4%
Bank Hapoalim B.M.	144,874	1,038,224
Bank Leumi Le-Israel	221,065	1,341,195
Bezeq The Israeli Telecommunication Corp., Ltd.	1,019,449	1,563,847
Check Point Software Technologies Ltd. *	11,419	1,186,320
Israel Chemicals Ltd.	303,684	1,304,044
Teva Pharmaceutical Industries Ltd.	408,698	7,824,493
		14,258,123

Italy 3.3%
Assicurazioni Generali S.p.A.	318,321	5,994,431
Atlantia S.p.A.	78,103	2,417,657
BPER Banca	198,151	1,176,474
Enel S.p.A.	3,583,073	20,884,693
Eni S.p.A.	1,829,376	30,598,668
EXOR N.V.	92,151	6,732,282
Intesa Sanpaolo S.p.A.	3,305,495	12,481,675
Luxottica Group S.p.A.	24,192	1,456,406
Mediaset S.p.A. *(b)	314,858	1,234,998
Mediobanca S.p.A.	89,297	1,073,210
Poste Italiane S.p.A.	145,407	1,252,415
Prysmian S.p.A.	34,814	1,100,587
Saipem S.p.A. *	445,136	1,829,608
Snam S.p.A.	544,887	2,446,288
Telecom Italia S.p.A. *	6,369,878	5,749,079
Telecom Italia S.p.A. - RSP	4,043,113	3,091,853
Terna Rete Elettrica Nazionale S.p.A.	250,433	1,392,810
UniCredit S.p.A. *	729,817	15,529,063
Unione di Banche Italiane S.p.A.	532,181	2,576,178
		119,018,375

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Japan 23.1%
Aeon Co., Ltd.	296,708	5,023,223
Air Water, Inc.	47,100	943,280
Aisin Seiki Co., Ltd.	70,358	4,134,245
Ajinomoto Co., Inc.	119,947	2,199,862
Alfresa Holdings Corp.	105,143	2,373,736
Alps Electric Co., Ltd.	35,285	977,154
ANA Holdings, Inc.	35,644	1,437,385
Arcs Co., Ltd.	30,450	721,977
Asahi Glass Co., Ltd.	91,422	3,816,925
Asahi Group Holdings Ltd.	74,667	3,842,336
Asahi Kasei Corp.	365,973	4,745,079
Astellas Pharma, Inc.	387,152	5,734,443
Bandai Namco Holdings, Inc.	50,006	1,623,830
Bridgestone Corp.	211,412	9,474,459
Brother Industries Ltd.	59,623	1,500,842
Canon, Inc.	342,111	13,132,343
Central Japan Railway Co.	38,665	7,228,965
Chubu Electric Power Co., Inc.	327,927	4,488,425
Chugai Pharmaceutical Co., Ltd.	21,904	1,139,283
Coca-Cola Bottlers Japan Holdings, Inc.	29,976	1,143,361
Dai Nippon Printing Co., Ltd.	131,578	2,775,709
Dai-ichi Life Holdings, Inc.	199,557	3,987,213
Daicel Corp.	89,997	1,038,249
Daiichi Sankyo Co., Ltd.	137,968	4,923,688
Daikin Industries Ltd.	31,705	3,758,664
Daito Trust Construction Co., Ltd.	14,550	2,420,341
Daiwa House Industry Co., Ltd.	118,440	4,414,375
Daiwa Securities Group, Inc.	286,569	1,925,052
Denka Co., Ltd.	30,671	1,141,126
Denso Corp.	131,287	7,732,897
Dentsu, Inc.	40,394	1,871,968
DIC Corp.	34,216	1,239,350
Don Quijote Holdings Co., Ltd.	24,408	1,374,744
Dowa Holdings Co., Ltd.	23,279	867,195
East Japan Railway Co.	76,518	7,214,011
Ebara Corp.	29,223	1,095,469
Eisai Co., Ltd.	42,778	2,283,525
Electric Power Development Co., Ltd.	57,004	1,454,148
FANUC Corp.	19,849	5,080,139
Fast Retailing Co., Ltd.	6,063	2,418,836
Fuji Electric Co., Ltd.	149,020	1,142,387
FUJIFILM Holdings Corp.	136,924	5,744,892
Fujitsu Ltd.	798,604	4,819,091
Furukawa Electric Co., Ltd.	23,565	1,298,554
Hakuhodo DY Holdings, Inc.	110,550	1,607,925
Hankyu Hanshin Holdings, Inc.	45,920	1,721,381
Hanwa Co., Ltd.	31,710	1,447,240
Haseko Corp.	60,220	889,995
Hino Motors Ltd.	103,318	1,370,085
Hitachi Construction Machinery Co., Ltd.	32,726	1,409,268
Hitachi Ltd.	2,325,124	17,824,389
Hitachi Metals Ltd.	72,964	940,897
Hokuriku Electric Power Co.	108,415	846,349
Honda Motor Co., Ltd.	672,382	24,480,615
Hoya Corp.	53,390	2,837,493
Ibiden Co., Ltd.	56,590	922,793
Idemitsu Kosan Co., Ltd.	78,365	3,029,433
IHI Corp.	44,821	1,537,368
Iida Group Holdings Co., Ltd.	76,169	1,444,074
Inpex Corp.	489,361	6,014,685
Isetan Mitsukoshi Holdings Ltd.	173,527	2,052,304
Isuzu Motors Ltd.	180,333	2,851,055
ITOCHU Corp.	413,154	7,999,402
J Front Retailing Co., Ltd.	90,677	1,657,943
Japan Post Bank Co., Ltd.	87,264	1,198,904
Japan Post Holdings Co., Ltd.	131,591	1,592,090

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Japan Tobacco, Inc.	205,592	5,872,681
JFE Holdings, Inc.	275,388	6,419,827
JGC Corp.	96,850	2,233,708
JSR Corp.	60,615	1,471,279
JTEKT Corp.	84,398	1,316,136
JXTG Holdings, Inc.	2,117,797	13,019,773
K's Holdings Corp.	40,661	1,136,321
Kajima Corp.	170,321	1,631,302
Kaneka Corp.	119,564	1,222,476
Kao Corp.	69,436	5,109,521
Kawasaki Heavy Industries Ltd.	53,756	1,974,823
Kawasaki Kisen Kaisha Ltd. *(b)	63,332	1,538,415
KDDI Corp.	423,869	10,469,113
Keio Corp.	18,088	795,869
Kewpie Corp.	29,270	803,996
Keyence Corp.	2,966	1,814,262
Kikkoman Corp.	23,530	939,392
Kintetsu Group Holdings Co., Ltd.	35,360	1,365,289
Kirin Holdings Co., Ltd.	215,461	5,610,406
Kobe Steel Ltd. *	223,829	2,496,195
Koito Manufacturing Co., Ltd.	15,212	1,062,081
Komatsu Ltd.	214,346	7,866,351
Konica Minolta, Inc.	235,975	2,191,568
Kubota Corp.	176,762	3,225,300
Kuraray Co., Ltd.	92,179	1,618,888
Kyocera Corp.	71,212	4,239,819
Kyowa Hakko Kirin Co., Ltd.	55,695	1,184,833
Kyushu Electric Power Co., Inc.	91,252	1,027,071
Kyushu Railway Co.	22,291	689,380
Lawson, Inc.	12,157	796,377
LIXIL Group Corp.	76,142	1,870,280
Makita Corp.	31,624	1,502,588
Marubeni Corp.	763,220	5,863,000
Matsumotokiyoshi Holdings Co., Ltd.	27,292	1,156,083
Mazda Motor Corp.	264,848	3,714,400
Medipal Holdings Corp.	111,561	2,289,664
MEIJI Holdings Co., Ltd.	20,018	1,468,918
MINEBEA MITSUMI, Inc.	58,611	1,351,231
Mitsubishi Chemical Holdings Corp.	459,392	4,709,947
Mitsubishi Corp.	417,590	11,803,116
Mitsubishi Electric Corp.	494,359	8,418,071
Mitsubishi Estate Co., Ltd.	139,455	2,451,130
Mitsubishi Gas Chemical Co., Inc.	34,070	855,701
Mitsubishi Heavy Industries Ltd.	144,482	5,933,369
Mitsubishi Materials Corp.	56,508	1,784,658
Mitsubishi Motors Corp.	426,187	3,390,964
Mitsubishi Tanabe Pharma Corp.	38,943	837,582
Mitsubishi UFJ Financial Group, Inc.	2,680,024	19,146,078
Mitsui & Co., Ltd.	652,733	11,937,664
Mitsui Chemicals, Inc.	61,610	1,896,714
Mitsui Fudosan Co., Ltd.	149,685	3,616,400
Mitsui Mining & Smelting Co., Ltd.	20,517	1,036,377
Mitsui OSK Lines Ltd.	65,193	2,058,951
Mizuho Financial Group, Inc.	5,783,693	10,808,007
MS&AD Insurance Group Holdings, Inc.	95,402	2,979,049
Murata Manufacturing Co., Ltd.	22,044	3,095,725
Nagase & Co., Ltd.	69,812	1,220,835
Nagoya Railroad Co., Ltd.	46,532	1,191,809
NEC Corp.	163,172	4,985,153
NGK Insulators Ltd.	42,277	793,994
NGK Spark Plug Co., Ltd.	38,829	994,151
NH Foods Ltd.	64,553	1,454,946
NHK Spring Co., Ltd.	106,741	1,130,381
Nidec Corp.	17,143	2,772,955
Nikon Corp.	126,874	2,594,434
Nintendo Co., Ltd.	6,706	3,084,490
Nippon Electric Glass Co., Ltd.	39,412	1,202,250
Nippon Express Co., Ltd.	36,685	2,475,348

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Nippon Paper Industries Co., Ltd.	64,076	1,267,048
Nippon Steel & Sumitomo Metal Corp.	348,004	8,337,681
Nippon Telegraph & Telephone Corp.	306,380	14,304,720
Nippon Yusen K.K. *	148,230	3,239,514
Nissan Motor Co., Ltd.	1,038,061	10,944,367
Nisshin Seifun Group, Inc.	55,983	1,113,312
Nitori Holdings Co., Ltd.	8,797	1,485,197
Nitto Denko Corp.	29,469	2,458,765
NOK Corp.	30,850	664,386
Nomura Holdings, Inc.	605,852	3,745,091
Nomura Real Estate Holdings, Inc.	41,124	997,413
NSK Ltd.	105,208	1,586,427
NTT Data Corp.	170,096	1,772,614
NTT DOCOMO, Inc.	357,501	9,196,760
Obayashi Corp.	139,976	1,592,530
Odakyu Electric Railway Co., Ltd.	48,864	999,215
Oji Holdings Corp.	346,793	2,281,512
Olympus Corp.	34,527	1,392,988
Omron Corp.	40,789	2,431,170
Oriental Land Co., Ltd.	16,968	1,656,966
ORIX Corp.	203,563	3,643,741
Osaka Gas Co., Ltd.	167,483	3,324,390
Otsuka Holdings Co., Ltd.	78,847	3,978,373
Panasonic Corp.	795,906	12,512,369
Recruit Holdings Co., Ltd.	106,976	2,598,583
Resona Holdings, Inc.	461,295	2,645,729
Ricoh Co., Ltd.	396,628	4,296,912
Rohm Co., Ltd.	15,967	1,701,371
Secom Co., Ltd.	36,054	2,594,955
Sega Sammy Holdings, Inc.	63,225	923,741
Seibu Holdings, Inc.	40,916	700,179
Seiko Epson Corp.	79,862	1,537,290
Seino Holdings Co., Ltd.	78,581	1,348,407
Sekisui Chemical Co., Ltd.	114,984	2,182,115
Sekisui House Ltd.	205,184	3,613,146
Seven & i Holdings Co., Ltd.	239,136	9,997,523
Shimamura Co., Ltd.	11,486	1,371,366
Shimano, Inc.	8,811	1,278,237
Shimizu Corp.	134,930	1,261,985
Shin-Etsu Chemical Co., Ltd.	51,081	5,445,353
Shionogi & Co., Ltd.	25,517	1,337,009
Shiseido Co., Ltd.	49,302	2,985,242
Showa Denko K.K.	56,089	2,796,434
Showa Shell Sekiyu K.K.	127,388	1,663,010
SMC Corp.	5,324	2,246,752
SoftBank Group Corp.	152,498	12,712,335
Sojitz Corp.	759,271	2,504,694
Sompo Holdings, Inc.	67,880	2,635,554
Sony Corp.	201,159	10,259,194
Stanley Electric Co., Ltd.	28,055	1,108,213
Subaru Corp.	128,797	4,562,604
Sumitomo Chemical Co., Ltd.	515,813	3,233,952
Sumitomo Corp.	363,844	6,441,135
Sumitomo Electric Industries Ltd.	305,163	4,856,068
Sumitomo Forestry Co., Ltd.	55,915	944,799
Sumitomo Heavy Industries Ltd.	36,148	1,431,285
Sumitomo Metal Mining Co., Ltd.	74,930	3,533,553
Sumitomo Mitsui Financial Group, Inc.	336,311	14,769,255
Sumitomo Mitsui Trust Holdings, Inc.	81,404	3,304,069
Sumitomo Realty & Development Co., Ltd.	66,803	2,442,233
Sumitomo Rubber Industries Ltd.	80,222	1,547,227
Suntory Beverage & Food Ltd.	24,438	1,140,539
Suzuken Co., Ltd.	45,321	1,860,325
Suzuki Motor Corp.	87,045	5,013,622
T&D Holdings, Inc.	130,499	2,176,308
Taiheiyo Cement Corp.	40,576	1,521,053
Taisei Corp.	40,327	2,059,717
Takashimaya Co., Ltd.	123,200	1,257,343

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Takeda Pharmaceutical Co., Ltd.	139,145	7,970,144
TDK Corp.	34,887	3,194,283
Teijin Ltd.	70,114	1,391,044
Terumo Corp.	31,580	1,707,667
The Chugoku Electric Power Co., Inc.	142,028	1,665,124
The Kansai Electric Power Co., Inc.	220,380	2,695,243
The Yokohama Rubber Co., Ltd.	46,396	1,152,671
Tobu Railway Co., Ltd.	43,298	1,343,108
Toho Gas Co., Ltd.	24,745	728,169
Tohoku Electric Power Co., Inc.	189,056	2,487,556
Tokio Marine Holdings, Inc.	112,907	5,254,638
Tokyo Electric Power Co. Holdings, Inc. *	1,538,418	5,940,005
Tokyo Electron Ltd.	16,097	3,177,010
Tokyo Gas Co., Ltd.	182,960	4,603,792
Tokyu Corp.	106,059	1,702,629
Tokyu Fudosan Holdings Corp.	132,960	986,873
Toppan Printing Co., Ltd.	214,399	1,846,518
Toray Industries, Inc.	369,505	3,760,671
Toshiba Corp. *	2,003,281	5,951,362
Tosoh Corp.	61,050	1,287,311
TOTO Ltd.	22,237	1,179,527
Toyo Seikan Group Holdings Ltd.	90,305	1,349,857
Toyo Suisan Kaisha Ltd.	23,515	923,367
Toyoda Gosei Co., Ltd.	29,564	722,580
Toyota Industries Corp.	42,368	2,684,107
Toyota Motor Corp.	689,517	46,751,844
Toyota Tsusho Corp.	123,126	4,609,797
Ube Industries Ltd.	49,330	1,553,337
Unicharm Corp.	41,411	1,165,430
West Japan Railway Co.	44,945	3,134,209
Yamada Denki Co., Ltd. (b)	407,931	2,588,157
Yamaha Corp.	23,234	1,029,913
Yamaha Motor Co., Ltd.	70,029	2,234,654
Yamato Holdings Co., Ltd.	115,824	2,906,862
Yamazaki Baking Co., Ltd.	50,657	993,628
Yokogawa Electric Corp.	43,888	895,816
		838,733,197

Luxembourg 0.5%
ArcelorMittal *	346,126	11,925,815
Millicom International Cellular S.A.	27,109	1,814,247
RTL Group S.A. *	14,919	1,311,929
SES S.A.	52,851	846,357
Tenaris S.A.	133,290	2,308,454
		18,206,802

Netherlands 4.9%
ABN AMRO Group N.V.	36,324	1,134,146
Aegon N.V.	755,728	5,283,322
Akzo Nobel N.V.	48,835	4,750,636
ASML Holding N.V.	18,069	3,554,708
Boskalis Westminster	34,312	1,297,308
Gemalto N.V.	16,166	973,225
Heineken Holding N.V.	25,955	2,587,880
Heineken N.V.	31,662	3,303,262
ING Groep N.V.	561,870	9,921,557
Koninklijke Ahold Delhaize N.V.	528,276	11,921,062
Koninklijke DSM N.V.	42,433	4,406,287
Koninklijke KPN N.V.	1,224,012	3,836,668
Koninklijke Philips N.V.	197,387	7,590,632
NN Group N.V.	46,102	2,066,953
Randstad Holding N.V.	40,474	2,905,573
RELX N.V.	90,780	1,865,630
Royal Dutch Shell plc, A Shares	1,198,571	38,314,767
Royal Dutch Shell plc, B Shares	1,845,010	59,003,266
Unilever N.V. CVA	214,990	11,268,589

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Wolters Kluwer N.V.	40,444	2,055,972
X5 Retail Group N.V. GDR *	21,712	777,290
		178,818,733

New Zealand 0.1%
Contact Energy Ltd.	205,103	782,156
Fletcher Building Ltd.	325,553	1,530,701
Spark New Zealand Ltd.	692,792	1,678,738
		3,991,595

Norway 1.0%
DNB A.S.A.	184,785	3,671,287
Marine Harvest A.S.A.	80,080	1,560,053
Norsk Hydro A.S.A.	376,380	2,559,752
Orkla A.S.A.	173,138	1,901,487
Statoil A.S.A.	747,956	17,283,283
Telenor A.S.A.	220,135	4,977,885
Yara International A.S.A.	83,291	3,714,096
		35,667,843

Portugal 0.2%
EDP - Energias de Portugal S.A.	1,170,911	3,931,565
Galp Energia, SGPS, S.A.	151,560	2,748,723
Jeronimo Martins, SGPS, S.A.	48,638	1,012,023
		7,692,311

Singapore 0.9%
CapitaLand Ltd.	381,021	1,045,550
ComfortDelGro Corp., Ltd.	647,711	993,955
DBS Group Holdings Ltd.	246,413	5,346,073
Flex Ltd. *	143,106	2,590,218
Hutchison Port Holdings Trust	1,600,362	584,132
Jardine Cycle & Carriage Ltd.	35,378	994,066
Keppel Corp., Ltd.	572,298	3,469,653
Oversea-Chinese Banking Corp., Ltd.	469,748	4,637,645
Sembcorp Industries Ltd.	442,778	1,071,089
Singapore Airlines Ltd.	210,697	1,766,360
Singapore Press Holdings Ltd.	379,814	746,507
Singapore Telecommunications Ltd.	1,616,159	4,129,431
United Overseas Bank Ltd.	186,510	3,932,240
Wilmar International Ltd.	671,834	1,640,416
		32,947,335

Spain 3.6%
Abertis Infraestructuras S.A.	110,309	2,636,953
Acciona S.A.	13,564	1,153,732
ACS, Actividades de Construccion y Servicios S.A.	71,156	2,458,632
Aena SME S.A.	5,407	1,105,593
Amadeus IT Group S.A.	29,557	2,183,140
Banco Bilbao Vizcaya Argentaria S.A.	1,081,553	9,088,714
Banco de Sabadell S.A.	1,069,896	2,251,604
Banco Santander S.A.	5,974,254	41,292,607
CaixaBank S.A.	422,526	2,067,520
Distribuidora Internacional de Alimentacion S.A.	232,065	1,110,642
Enagas S.A.	46,137	1,205,325
Endesa S.A.	212,775	4,489,543
Ferrovial S.A.	94,263	2,042,405
Gas Natural SDG S.A.	122,140	2,802,835
Grifols S.A.	25,539	703,337
Iberdrola S.A.	1,485,488	11,008,352
Industria de Diseno Textil S.A.	104,772	3,189,519
Mapfre S.A.	366,108	1,236,871
Red Electrica Corp. S.A.	71,143	1,388,314

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Repsol S.A.	769,475	13,800,504
Telefonica S.A.	2,408,672	23,481,340
		130,697,482

Sweden 2.4%
Alfa Laval AB	51,333	1,240,963
Arjo AB, B Shares *	52,239	165,188
Assa Abloy AB, B Shares	99,697	2,236,279
Atlas Copco AB, A Shares	116,620	4,998,101
Atlas Copco AB, B Shares	54,493	2,078,304
Autoliv, Inc. (b)	22,942	3,290,801
Boliden AB	63,941	2,275,807
Electrolux AB, Series B	51,397	1,696,588
Essity AB, B Shares *	74,492	2,049,867
Getinge AB, B Shares	53,386	673,970
Hennes & Mauritz AB, B Shares	279,082	4,628,743
Hexagon AB, B Shares	25,444	1,494,610
Husqvarna AB, B Shares	105,959	1,134,850
Nordea Bank AB	595,786	6,799,532
Sandvik AB	217,075	4,047,805
Securitas AB, B Shares	93,107	1,605,816
Skandinaviska Enskilda Banken AB, A Shares	231,068	2,730,816
Skanska AB, B Shares	112,091	2,241,008
SKF AB, B Shares	110,763	2,332,099
SSAB AB, A Shares *	57,293	343,737
SSAB AB, B Shares *	190,199	940,034
Svenska Cellulosa AB SCA, B Shares	94,957	945,502
Svenska Handelsbanken AB, A Shares	253,387	3,492,462
Swedbank AB, A Shares	189,101	4,770,033
Swedish Match AB	36,453	1,555,703
Tele2 AB, B Shares	203,295	2,416,329
Telefonaktiebolaget LM Ericsson, B Shares	1,574,064	10,593,182
Telia Co. AB	1,236,308	5,868,565
Trelleborg AB, B Shares	44,664	1,146,585
Volvo AB, A Shares	37,712	715,506
Volvo AB, B Shares	358,578	6,792,447
		87,301,232

Switzerland 6.2%
ABB Ltd.	436,220	10,644,128
Adecco Group AG	59,597	4,809,129
Aryzta AG	36,641	913,456
Baloise Holding AG	7,333	1,157,699
Chocoladefabriken Lindt & Sprungli AG	86	1,044,474
Cie Financiere Richemont S.A.	78,462	6,912,593
Clariant AG *	50,704	1,271,557
Coca-Cola HBC AG *	35,130	1,154,433
Credit Suisse Group AG *	408,991	7,599,473
Ferguson plc	69,695	4,941,668
Geberit AG	2,922	1,323,952
Georg Fischer AG	738	1,080,781
Givaudan S.A.	964	2,200,252
Glencore plc *	5,176,309	27,555,183
Idorsia Ltd. *	2,981	81,634
Julius Baer Group Ltd. *	15,104	984,505
Kuehne & Nagel International AG	9,735	1,593,571
LafargeHolcim Ltd. *	93,292	5,466,918
Lonza Group AG *	5,030	1,281,651
Nestle S.A.	473,498	37,717,506
Novartis AG	357,310	29,929,273
Roche Holding AG	96,516	22,396,655
Roche Holding AG, Bearer Shares	3,978	940,358
Schindler Holding AG	5,071	1,180,804
SGS S.A.	618	1,574,018
Sika AG	190	1,564,150
STMicroelectronics N.V.	103,203	2,369,533

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Swiss Life Holding AG *	4,828	1,752,293
Swiss Prime Site AG *	7,801	729,706
Swiss Re AG	113,798	11,620,028
Swisscom AG	5,834	3,160,688
TE Connectivity Ltd.	53,439	5,509,027
The Swatch Group AG	17,603	3,618,273
UBS Group AG *	330,766	6,324,471
Zurich Insurance Group AG	39,934	13,183,861
		225,587,701

United Kingdom 15.4%
3i Group plc	94,028	1,217,313
Admiral Group plc	39,635	1,006,483
Aggreko plc	106,996	1,101,851
Anglo American plc	465,251	11,414,473
Antofagasta plc	118,877	1,425,014
Ashtead Group plc	57,391	1,671,672
Associated British Foods plc	67,805	2,458,016
AstraZeneca plc	307,968	20,261,946
Aviva plc	670,433	4,670,514
Babcock International Group plc	135,907	1,220,558
BAE Systems plc	680,658	5,433,875
Balfour Beatty plc	299,209	1,093,328
Barclays plc	4,986,241	14,668,082
Barratt Developments plc	167,234	1,241,983
Bellway plc	17,658	758,126
Berkeley Group Holdings plc	25,317	1,344,393
BHP Billiton plc	856,415	17,513,739
Booker Group plc	485,682	1,519,747
BP plc	12,086,491	79,128,540
British American Tobacco plc	322,542	19,089,835
BT Group plc	2,362,931	7,807,328
Bunzl plc	53,370	1,437,627
Burberry Group plc	78,703	1,662,943
Capita plc	148,496	360,412
Carillion plc (a)(b)	1,482,666	—
Carnival plc	25,614	1,693,676
Centrica plc	2,885,230	5,684,845
CNH Industrial N.V.	181,844	2,471,806
Cobham plc *	530,861	829,827
Coca-Cola European Partners plc	48,766	1,854,083
Compass Group plc	222,264	4,734,573
Croda International plc	16,007	1,019,394
DCC plc	19,341	1,768,162
Debenhams plc (b)	1,401,690	545,791
Diageo plc	283,789	9,619,065
Direct Line Insurance Group plc	484,033	2,552,990
Dixons Carphone plc	429,842	1,164,379
Drax Group plc	287,939	986,288
DS Smith plc	176,008	1,163,091
easyJet plc	90,244	2,087,715
Fiat Chrysler Automobiles N.V. *	444,537	9,527,183
Firstgroup plc *	1,069,304	1,207,403
G4S plc	418,654	1,513,635
GKN plc	451,406	2,722,985
GlaxoSmithKline plc	1,133,662	20,418,687
Greene King plc	96,130	691,404
Hiscox Ltd.	51,810	992,985
HSBC Holdings plc	4,325,157	42,735,007
IMI plc	65,489	1,107,172
Imperial Brands plc	203,914	7,358,423
Inchcape plc	161,578	1,510,547
Informa plc	97,919	938,218
Inmarsat plc	74,904	484,968
InterContinental Hotels Group plc	31,256	2,023,676
International Consolidated Airlines Group S.A.	160,327	1,357,692
Intertek Group plc	14,666	992,797

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Investec plc	113,471	992,798
ITV plc	851,196	1,876,514
J Sainsbury plc	1,582,416	5,647,063
John Wood Group plc	323,466	2,732,067
Johnson Matthey plc	88,774	3,834,648
Kingfisher plc	1,174,799	5,793,319
Land Securities Group plc	87,071	1,112,130
Legal & General Group plc	1,029,714	3,725,748
Liberty Global plc, Class A *	42,930	1,336,840
Liberty Global plc, Class C *	107,766	3,236,213
Lloyds Banking Group plc	10,571,217	10,021,105
Man Group plc	506,118	1,197,707
Marks & Spencer Group plc	965,305	3,931,617
Meggitt plc	185,363	1,155,952
Mondi plc	71,225	1,866,574
National Grid plc	952,921	9,718,700
Next plc	48,864	3,269,414
Old Mutual plc	1,184,093	4,165,228
Pearson plc	391,693	3,952,723
Pennon Group plc	91,532	767,551
Persimmon plc	44,545	1,596,399
Petrofac Ltd.	137,910	858,698
Phoenix Group Holdings	104,928	1,135,638
Provident Financial plc (b)	61,848	835,130
Prudential plc	262,245	6,614,228
Reckitt Benckiser Group plc	78,485	6,246,202
RELX plc	99,767	2,052,338
Rio Tinto plc	363,613	19,669,435
Rolls-Royce Holdings plc *	510,570	5,906,496
Royal Bank of Scotland Group plc *	495,518	1,827,721
Royal Mail plc	599,875	4,628,614
RSA Insurance Group plc	208,360	1,812,680
Severn Trent plc	50,008	1,176,528
Sky plc	214,988	3,993,064
Smith & Nephew plc	129,349	2,260,767
Smiths Group plc	83,397	1,835,665
Spectris plc	22,936	861,165
SSE plc	402,105	6,786,998
Standard Chartered plc *	855,784	9,560,489
Standard Life Aberdeen plc	615,604	3,122,263
Subsea 7 S.A.	97,951	1,490,918
Tate & Lyle plc	138,805	1,071,779
Taylor Wimpey plc	470,154	1,204,912
Tesco plc	4,471,547	12,987,650
The British Land Co. plc	82,897	717,300
The Sage Group plc	172,551	1,646,653
The Weir Group plc	46,437	1,302,699
Travis Perkins plc	110,182	1,950,814
Unilever plc	152,829	7,861,838
United Utilities Group plc	146,802	1,347,531
Vodafone Group plc	10,259,616	28,802,548
Whitbread plc	31,297	1,674,450
William Hill plc	273,485	1,237,859
Wm Morrison Supermarkets plc	1,662,424	5,169,821
WPP plc	255,095	4,899,671
		559,747,137
Total Common Stock
(Cost $3,118,084,497)		3,590,151,929

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Preferred Stock 0.7% of net assets

Germany 0.7%
Fuchs Petrolub SE	13,341	759,222
Henkel AG & Co. KGaA	24,419	3,255,243
Volkswagen AG	99,676	19,587,340
		23,601,805

Italy 0.0%
Intesa Sanpaolo S.p.A. - RSP	288,751	1,153,726

Spain 0.0%
Grifols S.A., B Shares	23,431	507,539
Total Preferred Stock
(Cost $20,074,483)		25,263,070

Other Investment Companies 0.4% of net assets

United States 0.4%
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.30% (c)	4,499,191	4,499,191
Securities Lending Collateral 0.3%
Wells Fargo Government Money Market Fund, Select Class 1.29% (c)	10,978,788	10,978,788
Total Other Investment Companies
(Cost $15,477,979)		15,477,979

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 03/16/18	131	13,339,075	(302,443)
*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the fund's Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $9,966,875.
(c)	The rate shown is the 7-day yield.

CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.
Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Australia 5.8%
Adelaide Brighton Ltd.	313,519	1,607,558
ALS Ltd.	372,383	2,089,292
Ansell Ltd.	75,293	1,540,142
Ardent Leisure Group	513,228	779,869
Aristocrat Leisure Ltd.	81,593	1,567,280
ASX Ltd.	54,350	2,472,948
AusNet Services	1,189,200	1,575,363
Austal Ltd.	265,968	379,278
Australian Pharmaceutical Industries Ltd.	882,893	1,052,632
Automotive Holdings Group Ltd.	504,391	1,458,203
Bank of Queensland Ltd.	212,073	2,087,207
Beach Energy Ltd.	1,350,945	1,400,123
Bega Cheese Ltd.	123,754	661,546
carsales.com Ltd.	67,289	742,479
Challenger Ltd.	166,448	1,634,278
Charter Hall Retail REIT	152,531	443,347
Cleanaway Waste Management Ltd.	1,393,263	1,661,122
Cochlear Ltd.	12,967	1,858,224
Computershare Ltd.	203,878	2,834,276
Cromwell Property Group	648,452	505,306
Crown Resorts Ltd.	267,295	2,811,910
CSR Ltd.	575,617	2,319,002
Dexus	312,446	2,264,304
Domain Holdings Australia Ltd.	70,741	167,580
DuluxGroup Ltd.	208,421	1,247,325
Event Hospitality & Entertainment Ltd.	69,244	723,042
Fairfax Media Ltd.	3,147,973	1,852,059
Flight Centre Travel Group Ltd. (a)	45,298	2,039,899
G.U.D. Holdings Ltd.	84,761	795,903
G8 Education Ltd.	125,161	273,089
Genworth Mortgage Insurance Australia Ltd.	337,207	662,177
GrainCorp Ltd., Class A	348,501	2,164,409
GWA Group Ltd.	292,815	737,009
Harvey Norman Holdings Ltd. (a)	408,112	1,275,266
Healthscope Ltd.	458,825	675,750
Inghams Group Ltd. (a)	434,106	1,251,625
Investa Office Fund	187,472	617,950
InvoCare Ltd.	47,962	517,262
IOOF Holdings Ltd.	177,253	1,440,638
IRESS Ltd.	53,348	431,512
JB Hi-Fi Ltd. (a)	118,398	2,394,190
McMillan Shakespeare Ltd.	51,057	699,441
Mineral Resources Ltd.	127,861	1,894,075
Monadelphous Group Ltd.	163,993	2,103,449
Myer Holdings Ltd. (a)	3,616,709	1,268,244
Navitas Ltd.	236,972	890,063
nib Holdings Ltd.	251,212	1,378,129
Nine Entertainment Co. Holdings Ltd.	594,232	1,055,766
Nufarm Ltd.	149,498	964,590
OceanaGold Corp.	262,912	701,728
Orora Ltd.	790,868	2,033,737
OZ Minerals Ltd.	361,783	2,717,703
Pact Group Holdings Ltd.	94,084	410,564
Perpetual Ltd.	18,875	762,922
Premier Investments Ltd.	69,162	735,660

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Primary Health Care Ltd.	649,183	2,023,504
Qantas Airways Ltd.	663,373	3,044,738
Qube Holdings Ltd. (a)	365,202	705,768
Ramsay Health Care Ltd.	42,856	2,133,975
Regis Resources Ltd.	119,922	399,963
Resolute Mining Ltd.	574,292	498,982
Sandfire Resources NL	73,573	439,735
SEEK Ltd.	86,203	1,357,580
Seven Group Holdings Ltd. (a)	78,134	1,123,345
Seven West Media Ltd.	2,482,319	1,218,639
Sigma Healthcare Ltd.	2,282,396	1,582,916
South32 Ltd.	629,408	1,628,348
Southern Cross Media Group Ltd.	812,240	699,397
Spotless Group Holdings Ltd.	1,830,975	1,655,073
Super Retail Group Ltd.	170,142	901,566
Sydney Airport	290,891	1,493,800
The GPT Group	573,441	2,127,025
The Star Entertainment Grp Ltd.	490,793	2,034,637
TPG Telecom Ltd.	124,875	594,557
Treasury Wine Estates Ltd.	176,822	2,411,300
Vicinity Centres	637,617	1,232,221
Village Roadshow Ltd. *	180,290	488,909
Washington H Soul Pattinson & Co., Ltd.	52,849	735,109
Western Areas Ltd.	288,477	728,338
Whitehaven Coal Ltd.	423,339	1,441,606
		105,329,476

Austria 1.1%
ams AG	11,368	1,345,443
ANDRITZ AG	40,683	2,366,828
Austria Technologie & Systemtechnik AG	39,041	1,054,703
BUWOG AG *	25,462	897,482
CA Immobilien Anlagen AG	22,228	654,445
IMMOFINANZ AG *	526,951	1,233,976
Lenzing AG	4,268	527,835
Oesterreichische Post AG	34,714	1,676,622
Rhi Magnesita N.V. *	27,336	1,666,673
S IMMO AG	25,936	463,105
Schoeller-Bleckmann Oilfield Equipment AG *	8,196	848,182
Semperit AG Holding (a)	12,988	269,294
Telekom Austria AG *	96,749	867,300
UNIQA Insurance Group AG	84,763	985,740
Verbund AG	31,510	837,800
Vienna Insurance Group AG Wiener Versicherung Gruppe	44,314	1,478,742
Wienerberger AG	106,770	2,883,117
Zumtobel Group AG	15,786	169,430
		20,226,717

Belgium 1.2%
Ackermans & van Haaren N.V.	7,212	1,304,464
AGFA-Gevaert N.V. *	190,780	940,512
Barco N.V.	9,242	1,131,710
Befimmo S.A.	10,213	668,903
Bekaert S.A.	38,315	1,907,556
bpost S.A.	80,005	2,720,479
Cie d'Entreprises CFE	4,493	610,460
Cofinimmo S.A.	9,974	1,257,840
D'Ieteren S.A. N.V.	44,623	1,925,538
Elia System Operator S.A. N.V.	23,512	1,488,306
Euronav N.V.	87,405	708,914
Gimv N.V.	14,729	914,379
Nyrstar N.V. *(a)	166,200	1,189,884
Ontex Group N.V.	35,086	1,017,609
Orange Belgium S.A.	47,389	881,998
Sofina S.A.	1,590	271,106

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Telenet Group Holding N.V. *	28,346	1,951,601
Tessenderlo Group S.A. *	23,008	1,043,896
		21,935,155

Canada 8.1%
Aecon Group, Inc.	100,740	1,497,715
AGF Management Ltd., Class B	195,505	1,049,732
Aimia, Inc.	526,395	698,382
Air Canada *	41,199	870,055
Algonquin Power & Utilities Corp.	80,070	792,983
Allied Properties Real Estate Investment Trust	11,808	382,066
AltaGas Ltd.	96,649	1,992,794
Artis Real Estate Investment Trust	61,874	657,684
AutoCanada, Inc.	35,014	568,651
Bird Construction, Inc.	80,267	556,266
Boardwalk Real Estate Investment Trust (a)	16,333	580,740
Bombardier, Inc., B Shares *	1,050,346	3,328,056
Bonavista Energy Corp.	1,004,317	1,042,449
Bonterra Energy Corp.	32,804	343,311
CAE, Inc.	124,333	2,295,796
Canadian Apartment Properties REIT	25,304	694,139
Canadian Real Estate Investment Trust	16,272	633,939
Canadian Solar, Inc. *	47,484	745,499
Canadian Utilities Ltd., Class A	96,154	2,543,145
Canadian Western Bank	46,390	1,373,218
Canfor Corp. *	78,628	1,860,538
Capital Power Corp.	97,335	1,800,320
Cascades, Inc.	105,772	1,311,677
CCL Industries, Inc., Class B	30,728	1,531,664
Centerra Gold, Inc. *	220,086	1,154,234
CES Energy Solutions Corp.	162,349	703,193
Chartwell Retirement Residences	44,811	535,767
Chemtrade Logistics Income Fund	63,074	812,699
Cineplex, Inc.	43,847	1,128,213
Cogeco Communications, Inc.	17,370	980,371
Cogeco, Inc.	12,314	689,050
Colliers International Group, Inc.	10,321	650,021
Cominar Real Estate Investment Trust	87,081	941,930
Constellation Software, Inc.	2,154	1,396,255
Corus Entertainment, Inc., B Shares	87,653	549,990
Cott Corp.	75,697	1,102,948
Crew Energy, Inc. *	177,791	213,679
Dorel Industries, Inc., Class B	60,638	1,368,123
Dream Global Real Estate Investment Trust	73,201	704,960
Dream Office Real Estate Investment Trust	59,156	992,589
Eldorado Gold Corp.	599,946	646,135
Enercare, Inc.	41,410	593,672
Enerflex Ltd.	90,970	1,145,156
Ensign Energy Services, Inc.	386,118	1,976,770
Entertainment One Ltd.	341,581	1,429,828
Exchange Income Corp. (a)	23,662	616,226
Extendicare, Inc.	95,658	606,191
First Capital Realty, Inc.	67,966	1,059,259
FirstService Corp.	6,264	436,600
Franco-Nevada Corp.	19,830	1,391,590
Genworth MI Canada, Inc. (a)	39,668	1,208,599
Gran Tierra Energy, Inc. *	453,069	1,131,479
Granite Real Estate Investment Trust	18,138	699,842
Great Canadian Gaming Corp. *	31,542	815,536
H&R Real Estate Investment Trust	87,554	1,365,223
Home Capital Group, Inc. *(a)	93,383	1,150,753
Hudbay Minerals, Inc.	105,143	809,897
Hudson's Bay Co. (a)	193,855	1,479,613
Hydro One Ltd.	41,803	670,427
IAMGOLD Corp. *	322,587	1,699,350
IGM Financial, Inc.	83,370	2,549,866
Industrial Alliance Insurance & Financial Services, Inc.	50,424	2,140,369

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Innergex Renewable Energy, Inc.	44,875	468,590
Interfor Corp. *	50,510	959,861
Intertape Polymer Group, Inc.	37,294	598,113
Just Energy Group, Inc.	130,547	630,652
Kinross Gold Corp. *	650,782	2,341,363
Laurentian Bank of Canada	21,689	860,045
Linamar Corp.	46,002	2,522,418
Lundin Mining Corp.	189,214	1,233,025
Maple Leaf Foods, Inc.	78,818	1,984,982
Martinrea International, Inc.	140,991	1,628,491
Maxar Technologies Ltd.	35,603	1,670,744
Medical Facilities Corp. (a)	39,953	472,071
MEG Energy Corp. *	305,387	1,201,194
Morneau Shepell, Inc.	33,423	612,979
Mullen Group Ltd.	147,087	1,694,310
Nevsun Resources Ltd.	405,006	885,017
New Flyer Industries, Inc.	16,943	753,434
New Gold, Inc. *	264,141	665,841
Norbord, Inc.	19,931	673,985
Northland Power, Inc.	52,340	899,463
Open Text Corp.	51,512	1,811,071
Pan American Silver Corp.	61,651	934,376
Parex Resources, Inc. *	57,881	808,125
Pason Systems, Inc.	61,121	846,206
Pengrowth Energy Corp. *(a)	2,699,328	1,959,164
Peyto Exploration & Development Corp.	95,091	756,216
PrairieSky Royalty Ltd.	18,520	411,491
Precision Drilling Corp. *	684,860	2,159,312
Premium Brands Holdings Corp.	5,810	469,661
Quebecor, Inc., Class B	151,120	2,831,694
Restaurant Brands International, Inc.	19,425	1,140,168
Richelieu Hardware Ltd.	30,309	735,402
RioCan Real Estate Investment Trust	94,739	1,736,777
Ritchie Bros. Auctioneers, Inc.	34,214	1,110,783
Rogers Sugar, Inc.	80,709	389,892
Russel Metals, Inc.	110,175	2,533,935
Secure Energy Services, Inc.	145,614	922,766
SEMAFO, Inc. *	241,588	644,813
ShawCor Ltd.	82,315	1,693,389
SmartCentres Real Estate Investment Trust	31,899	731,908
Stantec, Inc.	59,435	1,494,050
Stella-Jones, Inc.	15,226	567,403
Student Transportation, Inc.	91,448	688,706
SunOpta, Inc. *	49,456	347,371
Superior Plus Corp.	203,761	2,008,430
TFI International, Inc.	90,939	2,315,082
The Jean Coutu Group PJC, Inc., Class A	80,692	1,529,643
The North West Co., Inc.	51,021	1,091,416
TMX Group Ltd.	19,951	1,194,397
Toromont Industries Ltd.	40,349	1,814,107
Tourmaline Oil Corp. *	61,270	892,739
Transcontinental, Inc., Class A	77,529	1,461,213
Trinidad Drilling Ltd. *	583,414	837,774
Uni-Select, Inc.	38,495	692,781
Waste Connections, Inc.	46,569	3,302,189
Western Forest Products, Inc.	510,699	1,088,078
Westshore Terminals Investment Corp.	36,542	711,248
Wheaton Precious Metals Corp.	96,102	1,836,764
Whitecap Resources, Inc.	153,242	902,936
Winpak Ltd.	9,692	369,799
WSP Global, Inc.	41,906	1,936,438
Yamana Gold, Inc.	901,134	2,623,194
Yellow Pages Ltd. *(a)	321,560	1,744,131
		147,530,838

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Denmark 1.4%
Chr Hansen Holding A/S	14,862	1,239,149
D/S Norden A/S *(a)	40,544	781,021
Dfds A/S	17,275	954,189
FLSmidth & Co. A/S	41,505	2,833,039
GN Store Nord A/S	53,501	1,853,535
H. Lundbeck A/S	14,347	753,683
Jyske Bank A/S	22,443	1,331,184
Matas A/S	42,995	477,503
Nets A/S *(b)	21,182	572,505
Nilfisk Holding A/S *	7,279	369,626
NKT A/S *	21,511	755,464
Orsted A/S	29,256	1,825,385
Per Aarsleff Holding A/S, Class B	25,942	928,503
Rockwool International A/S, B Shares	8,462	2,507,495
Royal Unibrew A/S	16,813	1,034,426
Scandinavian Tobacco Group A/S, Class A	23,284	458,830
Schouw & Co. A/S	9,057	947,270
SimCorp A/S	8,319	522,458
Sydbank A/S	32,386	1,270,018
Topdanmark A/S *	18,657	921,114
Tryg A/S	64,958	1,544,998
William Demant Holding A/S *	32,882	1,180,667
		25,062,062

Finland 1.5%
Amer Sports Oyj *	77,305	2,339,213
Cargotec Oyj, B Shares	31,869	1,808,188
Caverion Oyj *(a)	128,428	1,011,094
Cramo Oyj	39,185	918,084
Finnair Oyj	43,379	644,939
Huhtamaki Oyj	49,107	2,083,691
Kemira Oyj	108,346	1,485,301
Konecranes Oyj	33,448	1,482,078
Metsa Board Oyj	158,987	1,411,654
Outokumpu Oyj	198,260	1,610,441
Outotec Oyj *(a)	126,059	1,260,733
Raisio Oyj, V Shares	91,073	435,978
Ramirent Oyj	84,830	812,702
Sanoma Oyj	130,621	1,576,392
Tieto Oyj	68,134	2,423,186
Tikkurila Oyj	37,802	735,839
Uponor Oyj	37,272	665,517
Valmet Oyj	87,522	1,877,667
YIT Oyj	200,258	1,723,147
		26,305,844

France 3.8%
Aeroports de Paris	12,136	2,457,079
Alten S.A.	15,330	1,480,822
Altran Technologies S.A.	52,988	964,879
Amundi S.A.	10,277	841,807
BioMerieux	12,661	975,934
Coface S.A.	84,365	984,713
Dassault Aviation S.A.	552	960,724
Dassault Systemes S.A.	23,005	2,981,169
Derichebourg S.A.	58,473	527,030
Edenred	88,147	3,110,222
Elior Group S.A. (a)	66,489	1,461,302
Elis S.A.	126,496	3,252,242
Europcar Groupe S.A.	41,611	580,082
Fnac Darty S.A. *	15,031	1,690,263
Fonciere Des Regions	15,823	1,658,709
Gecina S.A.	13,307	2,338,727
Getlink SE	185,443	2,389,546

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
ICADE	21,329	2,069,408
Iliad S.A.	9,245	2,175,076
Imerys S.A.	24,538	2,507,948
Ingenico Group S.A.	16,664	1,453,591
Ipsen S.A.	7,996	1,178,568
IPSOS	32,867	1,263,519
JCDecaux S.A.	44,848	1,748,176
Korian S.A.	25,391	832,424
Mercialys S.A.	37,577	735,584
Mersen S.A.	9,794	479,602
Metropole Television S.A.	60,034	1,711,895
Neopost S.A.	66,267	1,936,509
Nexans S.A.	35,476	1,881,307
Nexity S.A.	32,100	2,010,393
Orpea	11,099	1,335,821
Plastic Omnium S.A.	36,247	1,707,339
Remy Cointreau S.A.	7,877	1,075,044
SEB S.A.	12,529	2,565,680
Societe BIC S.A.	20,443	2,148,005
Sopra Steria Group	6,733	1,311,441
SPIE S.A.	28,438	704,094
Tarkett S.A.	13,645	498,598
Technicolor S.A.	409,107	929,078
Television Francaise 1 S.A.	133,519	1,893,905
UBISOFT Entertainment S.A. *	28,963	2,402,082
Vicat S.A.	16,633	1,329,777
		68,540,114

Germany 2.6%
1&1 Drillisch AG	12,456	963,930
Aareal Bank AG	33,623	1,641,153
Axel Springer SE	31,199	2,815,839
Bechtle AG	20,630	1,765,072
CANCOM SE	8,084	786,800
Deutsche Pfandbriefbank AG	99,852	1,745,172
Deutsche Wohnen SE	52,950	2,192,508
Duerr AG	11,277	1,388,466
ElringKlinger AG	47,064	977,550
Fielmann AG	9,776	808,996
Fraport AG Frankfurt Airport Services Worldwide	21,984	2,256,029
Gerresheimer AG	17,338	1,334,332
Grammer AG	10,724	672,942
Heidelberger Druckmaschinen AG *	209,143	784,120
Hella GmbH & Co. KGaA	28,012	1,902,982
Jenoptik AG	24,948	862,325
Krones AG	9,826	1,332,653
LEG Immobilien AG	18,492	1,927,897
Nordex SE *	32,351	373,894
Norma Group SE	15,105	1,115,502
Pfeiffer Vacuum Technology AG	3,970	708,871
Rhoen-Klinikum AG	49,582	1,731,938
SAF-Holland S.A.	39,459	867,715
Scout24 AG	9,728	430,216
Siltronic AG *	12,520	1,850,727
SMA Solar Technology AG	23,823	1,436,515
Software AG	27,711	1,462,766
STADA Arzneimittel AG	25,580	2,667,485
TAG Immobilien AG	52,887	1,003,677
Talanx AG *	32,836	1,456,962
TLG Immobilien AG	15,875	425,576
United Internet AG	34,342	2,343,898
Wacker Chemie AG	12,942	2,210,650
Wirecard AG	10,686	1,286,636
Zalando SE *	8,575	490,504
		48,022,298

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Hong Kong 4.6%
AAC Technologies Holdings, Inc.	100,983	2,011,840
ASM Pacific Technology Ltd.	89,560	1,287,554
BOC Aviation Ltd.	76,316	427,158
Brightoil Petroleum Holdings Ltd. *(b)	2,380,161	342,183
Cafe de Coral Holdings Ltd.	251,590	638,516
Cathay Pacific Airways Ltd. *	1,507,178	2,553,919
China Travel International Investment Hong Kong Ltd.	1,202,302	451,710
Chow Sang Sang Holdings International Ltd.	405,874	921,156
Chow Tai Fook Jewellery Group Ltd.	1,069,919	1,177,208
CK Infrastructure Holdings Ltd.	41,096	345,036
Dairy Farm International Holdings Ltd.	166,512	1,407,026
Far East Consortium International Ltd.	630,572	356,975
FIH Mobile Ltd.	4,872,320	1,363,575
First Pacific Co., Ltd.	2,771,743	1,732,052
Giordano International Ltd.	1,604,826	789,565
Global Brands Group Holding Ltd. *	14,442,464	1,051,999
Great Eagle Holdings Ltd.	133,052	663,959
Hang Lung Group Ltd.	488,114	1,652,974
Hang Lung Properties Ltd.	952,332	2,275,773
Henderson Land Development Co., Ltd.	340,284	2,217,740
HK Electric Investments & HK Electric Investments Ltd.	722,050	677,271
HKBN Ltd.	334,388	382,448
Hopewell Holdings Ltd.	137,573	539,723
Huabao International Holdings Ltd.	1,537,281	1,157,091
Hutchison Telecommunications Hong Kong Holdings Ltd. (a)	1,904,590	681,488
Hysan Development Co., Ltd.	170,697	989,241
Johnson Electric Holdings Ltd.	189,376	751,425
Ju Teng International Holdings Ltd.	2,012,925	571,057
K Wah International Holdings Ltd.	552,001	358,346
Kerry Logistics Network Ltd.	478,152	651,362
Kerry Properties Ltd.	514,325	2,336,556
Luk Fook Holdings International Ltd.	417,924	1,441,983
Man Wah Holdings Ltd.	447,674	414,190
Melco Resorts & Entertainment Ltd. ADR	57,100	1,567,395
MGM China Holdings Ltd.	543,816	1,601,850
Minth Group Ltd.	201,794	1,193,956
MMG Ltd. *	1,454,096	1,020,151
NewOcean Energy Holdings Ltd. *	1,729,712	406,715
NWS Holdings Ltd.	804,099	1,516,683
Orient Overseas International Ltd.	245,299	2,291,459
Pacific Basin Shipping Ltd. *	4,104,714	1,143,506
Pacific Textiles Holdings Ltd.	867,006	829,856
Pou Sheng International Holdings Ltd. (a)	2,149,248	541,068
Power Assets Holdings Ltd.	265,640	2,259,126
Sa Sa International Holdings Ltd.	1,483,217	680,453
Seaspan Corp.	59,558	366,282
Semiconductor Manufacturing International Corp. *(a)	1,549,283	2,086,750
Shangri-La Asia Ltd.	751,165	1,691,376
Shougang Fushan Resources Group Ltd.	3,350,357	1,057,516
Shui On Land Ltd.	2,790,807	784,606
Sino Land Co., Ltd.	1,285,489	2,273,544
SITC International Holdings Co., Ltd.	793,405	861,813
SmarTone Telecommunications Holdings Ltd.	410,187	447,126
Stella International Holdings Ltd.	820,723	1,153,688
Sun Art Retail Group Ltd.	2,103,559	2,795,677
Swire Properties Ltd.	389,881	1,332,769
Techtronic Industries Co., Ltd.	469,861	2,948,152
Television Broadcasts Ltd.	276,698	912,273
Texwinca Holdings Ltd.	1,267,747	695,007
The Bank of East Asia Ltd.	452,530	1,992,212
The Hongkong & Shanghai Hotels Ltd.	259,564	392,068
Tingyi Cayman Islands Holding Corp.	1,715,292	3,603,619
Truly International Holdings Ltd. (a)	2,568,070	856,537
Uni-President China Holdings Ltd.	939,518	804,413
Vitasoy International Holdings Ltd.	267,112	696,342
VTech Holdings Ltd.	132,367	1,826,848

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Wynn Macau Ltd.	977,871	3,436,476
Xinyi Glass Holdings Ltd.	908,728	1,414,426
		84,101,837

Ireland 0.8%
C&C Group plc	243,276	857,497
Glanbia plc	73,253	1,302,622
ICON plc *	15,692	1,778,060
Irish Continental Group plc	92,606	633,632
James Hardie Industries plc	102,723	1,829,072
Jazz Pharmaceuticals plc *	7,853	1,137,114
Kingspan Group plc	43,799	1,858,998
Origin Enterprises plc	108,878	756,921
Paddy Power Betfair plc	13,752	1,603,464
Total Produce plc	379,518	1,110,910
UDG Healthcare plc	118,647	1,366,675
		14,234,965

Israel 0.8%
Azrieli Group Ltd.	10,246	506,321
Cellcom Israel Ltd. *	101,204	842,359
Delek Group Ltd.	4,988	859,913
Elbit Systems Ltd.	8,374	1,197,336
First International Bank of Israel Ltd.	31,891	703,253
Gazit-Globe Ltd.	64,519	657,344
Israel Discount Bank Ltd., A Shares *	775,681	2,232,465
Mizrahi Tefahot Bank Ltd.	51,204	949,349
NICE Ltd.	18,289	1,784,395
Partner Communications Co., Ltd. *	144,018	756,037
Paz Oil Co., Ltd. *	9,907	1,619,541
Taro Pharmaceutical Industries Ltd. *(a)	3,808	373,755
The Israel Corp., Ltd. *	9,636	1,899,717
Tower Semiconductor Ltd. *	13,378	393,884
		14,775,669

Italy 2.9%
A2A S.p.A.	1,459,651	2,592,065
ACEA S.p.A.	44,633	779,533
Anima Holding S.p.A.	97,085	740,653
Ansaldo STS S.p.A. *	43,813	663,682
Astaldi S.p.A. (a)	81,697	236,350
ASTM S.p.A.	53,124	1,289,375
Autogrill S.p.A.	81,062	1,017,345
Azimut Holding S.p.A.	56,037	1,225,436
Banca Carige S.p.A. *	55,857,437	579,076
Banca Generali S.p.A.	23,248	773,509
Banca Mediolanum S.p.A.	85,294	771,894
Banca Popolare di Sondrio Scarl	555,974	2,258,053
Beni Stabili S.p.A.	734,213	589,228
Brembo S.p.A.	43,335	607,816
Buzzi Unicem S.p.A.	35,374	875,822
Buzzi Unicem S.p.A. - RSP	6,847	98,207
C.I.R. - Compagnie Industriali Riunite S.p.A.	473,259	633,777
Cerved Information Solutions S.p.A.	79,341	1,025,744
Danieli & C Officine Meccaniche S.p.A.	10,778	306,288
Danieli & C Officine Meccaniche S.p.A. - RSP	47,041	926,010
Davide Campari-Milano S.p.A.	156,582	1,126,754
De'Longhi S.p.A.	28,429	803,730
DiaSorin S.p.A.	7,137	587,128
Enav S.p.A.	120,740	615,844
ERG S.p.A.	87,734	1,818,012
Esprinet S.p.A.	46,016	244,698
Ferrari N.V.	23,777	2,972,462
Hera S.p.A.	732,609	2,503,662
Interpump Group S.p.A.	24,674	822,159

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Iren S.p.A.	588,816	1,749,413
Italgas S.p.A.	341,391	1,839,140
Italmobiliare S.p.A.	44,611	1,270,469
Leonardo S.p.A.	148,109	1,598,675
MARR S.p.A.	24,236	646,170
Moncler S.p.A.	15,174	531,150
OVS S.p.A.	71,743	470,320
Parmalat S.p.A.	189,472	684,025
Piaggio & C S.p.A.	225,085	647,879
PRADA S.p.A.	370,945	1,533,497
Recordati S.p.A.	22,917	823,149
Safilo Group S.p.A. *(a)	60,298	329,470
Salini Impregilo S.p.A (a)	233,984	712,305
Saras S.p.A.	519,988	1,095,270
Societa Cattolica di Assicurazioni SC	140,220	1,674,280
Societa Iniziative Autostradali e Servizi S.p.A.	73,325	1,263,658
Tod's S.p.A. (a)	13,987	1,028,673
Trevi Finanziaria Industriale S.p.A. *(a)	728,940	380,959
Unipol Gruppo S.p.A.	524,028	2,628,107
UnipolSai Assicurazioni S.p.A.	705,972	1,703,566
		52,094,487

Japan 38.7%
ABC-Mart, Inc.	18,333	1,168,309
Acom Co., Ltd. *(a)	191,697	873,106
Activia Properties, Inc.	100	442,341
Adastria Co., Ltd.	33,585	732,100
ADEKA Corp.	95,099	1,744,143
Advance Residence Investment Corp.	386	969,115
Advantest Corp.	36,594	777,457
Aeon Delight Co., Ltd.	21,728	765,637
AEON Financial Service Co., Ltd.	67,752	1,588,637
Aeon Mall Co., Ltd.	75,096	1,574,338
Aica Kogyo Co., Ltd.	33,828	1,291,871
Aichi Steel Corp.	22,946	993,492
Ain Holdings, Inc.	11,424	766,561
Aisan Industry Co., Ltd.	67,715	780,558
Akebono Brake Industry Co., Ltd. *(a)	191,369	543,412
Alpen Co., Ltd.	33,889	777,791
Alpine Electronics, Inc.	71,869	1,441,354
Amada Holdings Co., Ltd.	203,999	2,745,350
Amano Corp.	37,832	1,061,870
Anritsu Corp.	143,216	1,913,931
AOKI Holdings, Inc.	56,479	909,338
Aoyama Trading Co., Ltd.	52,088	2,174,706
Aozora Bank Ltd.	62,421	2,571,016
Arata Corp.	21,726	1,044,509
Arcland Sakamoto Co., Ltd.	45,878	758,005
Asahi Diamond Industrial Co., Ltd.	67,039	816,116
Asahi Holdings, Inc.	45,062	851,788
Asatsu-DK, Inc.	70,533	2,415,989
Asics Corp.	117,784	1,886,443
ASKUL Corp.	17,209	626,559
Autobacs Seven Co., Ltd.	124,822	2,440,173
Avex, Inc.	56,593	866,092
Axial Retailing, Inc.	16,824	679,551
Azbil Corp.	47,033	2,098,094
Belc Co., Ltd.	12,347	693,112
Benesse Holdings, Inc.	73,080	2,640,208
Bic Camera, Inc.	112,703	1,703,668
BML, Inc.	20,689	528,156
Bunka Shutter Co., Ltd.	68,916	662,648
Calbee, Inc.	35,335	1,185,505
Canon Electronics, Inc.	29,129	706,215
Canon Marketing Japan, Inc.	66,839	1,822,796
Capcom Co., Ltd.	34,444	1,394,481
Casio Computer Co., Ltd.	153,046	2,276,220

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Cawachi Ltd.	38,399	943,916
Central Glass Co., Ltd.	67,610	1,521,312
Chiyoda Co., Ltd.	43,361	1,115,874
Chiyoda Corp.	242,457	2,404,006
Chudenko Corp.	20,506	587,094
Chugoku Marine Paints Ltd.	72,725	755,160
Citizen Watch Co., Ltd.	318,759	2,455,554
CKD Corp.	33,900	864,457
Cocokara fine, Inc.	34,266	2,235,053
COMSYS Holdings Corp.	107,735	2,853,279
Cosmo Energy Holdings Co., Ltd.	33,104	1,169,599
Cosmos Pharmaceutical Corp.	3,822	726,397
Create SD Holdings Co., Ltd.	21,432	543,508
Credit Saison Co., Ltd.	132,949	2,303,760
CyberAgent, Inc.	41,397	1,794,303
Daido Steel Co., Ltd.	31,762	1,732,392
Daifuku Co., Ltd.	30,901	2,044,525
Daihen Corp.	65,272	521,785
Daiichikosho Co., Ltd.	28,274	1,510,349
Daikyo, Inc.	38,989	832,725
Daikyonishikawa Corp.	25,416	438,030
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	10,347	460,114
Daio Paper Corp.	99,692	1,378,992
Daiseki Co., Ltd.	23,283	686,238
Daiwabo Holdings Co., Ltd.	36,295	1,513,638
DCM Holdings Co., Ltd.	202,053	1,997,713
DeNA Co., Ltd.	101,991	1,868,632
Descente Ltd.	27,876	442,024
Dexerials Corp.	32,138	423,768
Disco Corp.	7,674	1,813,050
DMG Mori Co., Ltd.	66,429	1,357,155
Doshisha Co., Ltd.	32,286	720,425
Doutor Nichires Holdings Co., Ltd.	34,611	806,363
DTS Corp.	20,395	738,735
Duskin Co., Ltd.	57,576	1,430,429
DyDo Group Holdings, Inc.	15,654	977,046
Dynam Japan Holdings Co., Ltd.	572,254	760,538
Eagle Industry Co., Ltd.	29,946	555,673
Earth Chemical Co., Ltd.	10,711	530,004
EDION Corp.	227,184	2,763,552
Eizo Corp.	14,309	690,608
Exedy Corp.	48,802	1,598,454
Ezaki Glico Co., Ltd.	32,471	1,591,522
FamilyMart UNY Holdings Co., Ltd.	39,340	2,982,621
Fancl Corp.	31,606	1,140,369
FCC Co., Ltd.	49,665	1,412,617
Foster Electric Co., Ltd.	55,888	1,568,143
FP Corp.	15,181	897,728
Frontier Real Estate Investment Corp.	109	453,039
Fuji Co., Ltd.	28,675	601,690
Fuji Machine Manufacturing Co., Ltd.	49,932	1,025,266
Fuji Oil Co., Ltd.	229,808	962,693
Fuji Oil Holdings, Inc.	55,144	1,643,390
Fuji Seal International, Inc.	30,628	1,006,055
Fuji Soft, Inc.	26,991	1,021,917
Fujikura Ltd.	302,585	2,234,544
Fujimori Kogyo Co., Ltd.	20,626	717,140
Fujitec Co., Ltd.	55,450	742,590
Fujitsu General Ltd.	36,560	701,700
Fukuda Corp.	6,956	421,121
Fukuoka Financial Group, Inc.	480,183	2,479,554
Fukuoka REIT Corp.	344	558,047
Fukuyama Transporting Co., Ltd.	35,371	1,548,030
Funai Electric Co., Ltd. (a)	102,511	741,657
Furukawa Co., Ltd.	33,353	696,411
Futaba Corp.	27,696	598,278
Futaba Industrial Co., Ltd.	119,753	1,071,778
Fuyo General Lease Co., Ltd.	10,260	689,417

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
G-Tekt Corp.	41,841	836,389
Geo Holdings Corp.	120,355	2,209,601
Glory Ltd.	45,904	1,740,140
GLP J-Reit	313	330,585
Godo Steel Ltd.	26,963	526,095
Gree, Inc.	156,266	988,516
GS Yuasa Corp.	385,658	2,157,704
GungHo Online Entertainment, Inc. (a)	401,493	1,414,754
Gunze Ltd.	20,491	1,148,364
H2O Retailing Corp.	129,569	2,559,687
Hamakyorex Co., Ltd.	14,338	481,046
Hamamatsu Photonics K.K.	51,704	2,076,300
Hazama Ando Corp.	124,496	901,883
Heiwa Corp.	54,161	1,176,056
Heiwado Co., Ltd.	67,516	1,569,183
Hikari Tsushin, Inc.	11,944	1,732,750
Hirose Electric Co., Ltd.	14,696	2,196,722
HIS Co., Ltd.	40,891	1,525,197
Hisamitsu Pharmaceutical Co., Inc.	28,195	2,045,165
Hitachi Capital Corp.	29,201	762,693
Hitachi Chemical Co., Ltd.	91,854	2,065,112
Hitachi High-Technologies Corp.	58,642	2,885,249
Hitachi Kokusai Electric, Inc.	27,912	813,517
Hitachi Transport System, Ltd.	59,638	1,482,776
Hitachi Zosen Corp.	275,064	1,397,167
Hogy Medical Co., Ltd.	6,842	524,507
Hokkaido Electric Power Co., Inc.	266,284	1,597,130
Hokuetsu Kishu Paper Co., Ltd.	173,377	1,126,004
Hokuhoku Financial Group, Inc.	93,201	1,331,131
Hokuto Corp.	22,775	451,210
Horiba Ltd.	20,697	1,540,079
Hoshizaki Corp.	19,848	1,800,559
Hosiden Corp.	84,861	1,257,347
House Foods Group, Inc.	47,433	1,600,289
Hulic Co., Ltd.	62,685	701,428
IDOM, Inc.	97,719	655,703
Inaba Denki Sangyo Co., Ltd.	38,027	1,765,838
Inabata & Co., Ltd.	114,959	1,745,313
Internet Initiative Japan, Inc.	32,968	756,962
Iseki & Co., Ltd.	28,226	582,481
Ishihara Sangyo Kaisha Ltd. *	41,902	603,565
Ito En Ltd.	46,316	1,957,595
Itochu Enex Co., Ltd.	155,816	1,499,677
Itochu Techno-Solutions Corp.	35,551	1,464,286
Iwatani Corp.	70,767	2,712,497
Izumi Co., Ltd.	26,541	1,746,102
J-Oil Mills, Inc.	13,464	468,127
Jafco Co., Ltd.	7,630	386,845
Japan Airport Terminal Co., Ltd.	22,215	843,173
Japan Aviation Electronics Industry Ltd.	83,906	1,284,087
Japan Display, Inc. *(a)	1,290,300	2,817,487
Japan Excellent, Inc.	510	678,694
Japan Exchange Group, Inc.	84,396	1,467,963
Japan Petroleum Exploration Co., Ltd.	65,031	1,541,900
Japan Post Insurance Co., Ltd.	53,018	1,346,505
Japan Prime Realty Investment Corp.	213	734,586
Japan Real Estate Investment Corp.	340	1,765,241
Japan Retail Fund Investment Corp.	737	1,417,985
Joyful Honda Co., Ltd.	30,209	1,033,343
JVC Kenwood Corp.	454,059	1,702,110
Kadokawa Dwango *	56,060	637,278
Kaga Electronics Co., Ltd.	24,050	638,974
Kagome Co., Ltd.	39,912	1,367,118
Kakaku.com, Inc.	26,892	458,932
Kaken Pharmaceutical Co., Ltd.	17,413	988,921
Kamigumi Co., Ltd.	123,950	2,728,631
Kanamoto Co., Ltd.	24,486	776,769
Kandenko Co., Ltd.	128,311	1,444,183

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Kanematsu Corp.	207,619	2,829,090
Kansai Paint Co., Ltd.	81,830	2,070,578
Kasai Kogyo Co., Ltd.	40,791	568,448
Kato Sangyo Co., Ltd.	63,383	2,159,198
Keihan Holdings Co., Ltd.	56,163	1,765,867
Keihin Corp.	89,676	1,887,562
Keikyu Corp.	80,088	1,439,565
Keisei Electric Railway Co., Ltd.	61,295	2,010,520
Kenedix Office Investment Corp.	171	1,083,323
KH Neochem Co., Ltd.	16,950	533,733
Kinden Corp.	163,372	2,700,794
Kintetsu World Express, Inc.	61,151	1,207,489
Kissei Pharmaceutical Co., Ltd.	21,155	578,910
Kitz Corp.	96,458	791,877
Kobayashi Pharmaceutical Co., Ltd.	21,909	1,435,208
Kohnan Shoji Co., Ltd.	57,472	1,355,672
Kokuyo Co., Ltd.	99,796	1,890,143
Komeri Co., Ltd.	48,834	1,414,152
Komori Corp.	47,424	630,661
Konami Holdings Corp.	49,735	2,633,454
Konishi Co., Ltd.	25,316	431,087
Konoike Transport Co., Ltd.	49,530	877,294
Kose Corp.	8,793	1,659,632
Kumagai Gumi Co., Ltd.	29,801	886,727
Kurabo Industries Ltd.	310,912	1,037,296
Kureha Corp.	18,814	1,350,595
Kurita Water Industries Ltd.	80,526	2,486,605
KYB Corp.	29,000	1,551,849
Kyoei Steel Ltd. (a)	36,237	582,414
Kyokuto Kaihatsu Kogyo Co., Ltd.	21,754	344,541
Kyokuyo Co., Ltd.	11,454	411,659
KYORIN Holdings, Inc.	43,410	841,309
Kyoritsu Maintenance Co., Ltd.	18,164	783,041
Kyowa Exeo Corp.	102,938	2,758,069
Kyudenko Corp.	22,862	1,062,701
Kyushu Financial Group, Inc.	89,168	501,390
Leopalace21 Corp.	370,306	2,932,464
Life Corp.	22,295	587,750
Lintec Corp.	57,794	1,689,867
Lion Corp.	83,893	1,584,222
Mabuchi Motor Co., Ltd.	21,708	1,125,020
Macnica Fuji Electronics Holdings, Inc.	31,304	866,320
Maeda Corp.	88,544	1,067,125
Maeda Road Construction Co., Ltd.	75,755	1,671,928
Makino Milling Machine Co., Ltd.	98,241	1,006,302
Mandom Corp.	26,830	949,189
Marudai Food Co., Ltd.	205,753	983,403
Maruha Nichiro Corp.	37,062	1,097,567
Marui Group Co., Ltd.	145,962	2,819,246
Maruichi Steel Tube Ltd.	42,739	1,349,800
Maxell Holdings Ltd.	48,084	982,814
McDonald's Holdings Co. Japan, Ltd.	39,429	1,764,430
Mebuki Financial Group, Inc.	286,420	1,162,269
Megmilk Snow Brand Co., Ltd.	61,264	1,665,591
Meidensha Corp.	197,453	749,435
Meitec Corp.	14,948	850,329
Ministop Co., Ltd.	23,881	489,235
Miraca Holdings, Inc.	52,968	1,990,550
Mirait Holdings Corp.	114,204	1,837,667
Misawa Homes Co., Ltd.	67,502	600,341
MISUMI Group, Inc.	85,825	2,493,393
Mitsuba Corp.	44,774	639,898
Mitsubishi Logistics Corp.	45,961	1,085,439
Mitsubishi Shokuhin Co., Ltd.	50,305	1,515,679
Mitsubishi UFJ Lease & Finance Co., Ltd.	195,484	1,251,259
Mitsui Engineering & Shipbuilding Co., Ltd.	153,633	2,794,636
Mitsui-Soko Holdings Co., Ltd. *	195,490	655,878
Miura Co., Ltd.	37,872	1,070,091

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Mixi, Inc.	9,902	402,279
Mizuno Corp.	31,916	949,658
Mochida Pharmaceutical Co., Ltd.	12,742	919,483
Mori Trust Sogo REIT, Inc.	245	374,715
Morinaga & Co., Ltd.	13,822	633,425
Morinaga Milk Industry Co., Ltd.	51,517	2,085,689
MOS Food Services, Inc.	18,307	561,022
Musashi Seimitsu Industry Co., Ltd.	30,020	1,064,858
Nabtesco Corp.	62,692	2,729,060
Nachi-Fujikoshi Corp.	149,225	942,577
Namura Shipbuilding Co., Ltd.	128,153	778,250
Nankai Electric Railway Co., Ltd.	63,672	1,628,423
NEC Networks & System Integration Corp.	46,804	1,230,357
NET One Systems Co., Ltd.	118,341	1,837,693
Nexon Co., Ltd. *	54,210	1,971,180
Nichi-iko Pharmaceutical Co., Ltd.	39,501	621,177
Nichias Corp.	85,204	1,139,460
Nichicon Corp.	52,340	653,851
Nichiha Corp.	20,492	813,304
NichiiGakkan Co., Ltd.	58,786	640,721
Nichirei Corp.	90,588	2,321,899
Nifco, Inc.	23,894	1,721,989
Nihon Kohden Corp.	59,280	1,672,207
Nihon Parkerizing Co., Ltd.	60,377	1,077,342
Nihon Unisys Ltd.	58,029	1,215,452
Nikkiso Co., Ltd.	55,976	630,028
Nippo Corp.	65,015	1,541,521
Nippon Accommodations Fund, Inc.	174	763,151
Nippon Building Fund, Inc.	414	2,250,316
Nippon Densetsu Kogyo Co., Ltd.	36,735	777,010
Nippon Flour Mills Co., Ltd.	84,439	1,308,071
Nippon Gas Co., Ltd.	16,301	705,020
Nippon Holdings Co., Ltd.	59,681	1,537,539
Nippon Kayaku Co., Ltd.	114,546	1,482,480
Nippon Light Metal Holdings Co., Ltd.	671,765	1,832,001
Nippon Paint Holdings Co., Ltd.	32,475	1,189,984
Nippon Prologis REIT, Inc.	256	580,591
Nippon Seiki Co., Ltd.	56,518	1,212,935
Nippon Sheet Glass Co., Ltd. *	270,740	2,182,057
Nippon Shinyaku Co., Ltd.	9,349	527,445
Nippon Shokubai Co., Ltd.	30,694	2,186,162
Nippon Signal Co., Ltd.	59,961	590,591
Nippon Soda Co., Ltd.	149,681	931,430
Nippon Steel & Sumikin Bussan Corp.	40,324	2,308,979
Nippon Suisan Kaisha Ltd.	321,444	1,665,888
Nipro Corp.	115,917	1,722,922
Nishi-Nippon Railroad Co., Ltd.	67,604	1,807,546
Nishimatsu Construction Co., Ltd.	48,846	1,237,801
Nishio Rent All Co., Ltd.	19,849	634,320
Nissan Chemical Industries Ltd.	50,875	2,031,090
Nissan Shatai Co., Ltd.	202,379	2,061,628
Nissha Co., Ltd. (a)	20,193	551,071
Nisshin Steel Co., Ltd.	151,144	2,026,963
Nisshinbo Holdings, Inc.	197,801	3,028,976
Nissin Foods Holdings Co., Ltd.	39,585	2,715,545
Nissin Kogyo Co., Ltd.	59,157	1,057,236
Nitta Corp.	16,864	652,718
Nittetsu Mining Co., Ltd.	10,588	713,441
Nitto Kogyo Corp.	37,489	660,506
NOF Corp.	48,445	1,343,412
Nojima Corp.	32,480	768,282
Nomura Co., Ltd.	23,821	477,737
Nomura Real Estate Master Fund, Inc.	287	393,766
Nomura Research Institute Ltd.	60,387	2,727,757
Noritz Corp.	44,532	796,697
North Pacific Bank Ltd.	551,660	1,933,563
NS Solutions Corp.	27,387	734,050
NTN Corp.	500,845	2,215,443

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
NTT Urban Development Corp.	68,208	849,524
Obic Co., Ltd.	16,228	1,359,621
Ohsho Food Service Corp.	11,884	572,455
Oiles Corp.	27,687	607,944
Okamura Corp.	66,001	919,765
Okasan Securities Group, Inc.	102,705	667,022
Oki Electric Industry Co., Ltd.	131,581	1,822,564
OKUMA Corp.	19,233	1,229,268
Okumura Corp.	22,882	997,154
Ono Pharmaceutical Co., Ltd.	107,378	3,149,741
Onward Holdings Co., Ltd.	205,076	1,756,614
Oracle Corp. Japan	12,334	961,706
OSG Corp.	44,099	1,047,664
Otsuka Corp.	37,404	3,494,849
Pacific Industrial Co., Ltd.	41,424	582,316
PALTAC Corp.	47,814	2,486,928
Paramount Bed Holdings Co., Ltd.	16,840	875,891
Park24 Co., Ltd.	53,576	1,292,391
Penta-Ocean Construction Co., Ltd.	189,344	1,375,208
Persol Holdings Co., Ltd.	70,237	1,810,805
Pigeon Corp.	26,199	1,069,272
Pilot Corp.	7,930	426,580
Piolax, Inc.	21,651	603,440
Pioneer Corp. *	974,990	1,772,626
Plenus Co., Ltd.	33,372	646,454
Pola Orbis Holdings, Inc.	30,086	1,273,026
Press Kogyo Co., Ltd.	191,013	1,190,419
Prima Meat Packers Ltd.	157,087	949,544
Raito Kogyo Co., Ltd.	33,634	375,410
Rakuten, Inc.	215,858	1,977,021
Relia, Inc.	59,198	757,277
Relo Group, Inc.	29,416	831,163
Renesas Electronics Corp. *	62,897	729,147
Rengo Co., Ltd.	343,465	2,996,729
Resorttrust, Inc.	36,057	816,736
Riken Corp.	8,322	490,562
Rinnai Corp.	22,014	1,982,611
Riso Kagaku Corp.	27,975	600,897
Rohto Pharmaceutical Co., Ltd.	56,517	1,585,792
Round One Corp.	89,041	1,479,497
Royal Holdings Co., Ltd.	25,319	691,910
Ryobi Ltd.	37,290	1,025,340
Ryohin Keikaku Co., Ltd.	7,890	2,709,981
Ryosan Co., Ltd.	41,903	1,570,798
Ryoyo Electro Corp.	40,298	723,215
Saizeriya Co., Ltd.	31,464	894,928
Sakai Chemical Industry Co., Ltd.	25,563	757,032
Sakata INX Corp.	38,790	515,479
San-A Co., Ltd.	18,257	949,593
Sanden Holdings Corp. *	49,574	820,465
Sangetsu Corp.	65,067	1,370,185
Sanken Electric Co., Ltd.	156,698	1,218,868
Sanki Engineering Co., Ltd.	61,543	692,110
Sankyo Co., Ltd.	43,601	1,569,072
Sankyo Tateyama, Inc.	57,448	839,875
Sankyu, Inc.	58,284	2,840,324
Sanrio Co., Ltd. (a)	44,276	802,906
Santen Pharmaceutical Co., Ltd.	151,931	2,449,007
Sanwa Holdings Corp.	133,836	1,875,121
Sanyo Chemical Industries Ltd.	14,799	739,222
Sanyo Shokai Ltd.	42,412	984,930
Sanyo Special Steel Co., Ltd.	33,274	738,729
Sapporo Holdings Ltd.	69,212	1,975,077
Sato Holdings Corp.	27,975	941,195
Sawai Pharmaceutical Co., Ltd.	21,189	985,927
SBI Holdings, Inc.	101,321	2,353,917
SCREEN Holdings Co., Ltd.	14,875	1,399,606
SCSK Corp.	21,198	874,103

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Seiko Holdings Corp.	38,962	1,073,869
Seiren Co., Ltd.	34,315	674,369
Senko Group Holdings Co., Ltd.	153,230	1,094,244
Senshu Ikeda Holdings, Inc.	110,484	434,874
Seria Co., Ltd.	11,158	560,488
Seven Bank Ltd.	280,217	971,654
Sharp Corp. *(a)	49,958	1,755,705
Shikoku Electric Power Co., Inc.	209,552	2,370,360
Shimachu Co., Ltd.	66,683	2,221,621
Shimadzu Corp.	112,201	2,896,900
Shindengen Electric Manufacturing Co., Ltd.	8,901	704,873
Shinko Electric Industries Co., Ltd.	111,361	904,831
Shinko Plantech Co., Ltd.	67,124	605,786
Shinmaywa Industries Ltd.	132,015	1,154,304
Shinsei Bank Ltd.	63,983	1,016,964
Ship Healthcare Holdings, Inc.	43,914	1,537,124
Shizuoka Gas Co., Ltd.	136,449	1,154,711
SHO-BOND Holdings Co., Ltd.	6,212	448,850
Showa Corp.	113,442	1,810,522
Showa Sangyo Co., Ltd.	23,932	630,008
Siix Corp.	14,737	715,408
Sintokogio Ltd.	52,083	617,938
SKY Perfect JSAT Holdings, Inc.	234,547	1,061,677
Skylark Co., Ltd.	87,100	1,199,916
Sohgo Security Services Co., Ltd.	38,748	1,837,448
Sony Financial Holdings, Inc.	95,829	1,796,148
Sotetsu Holdings, Inc.	48,011	1,276,934
Square Enix Holdings Co., Ltd.	34,855	1,496,049
St Marc Holdings Co., Ltd.	17,344	522,571
Starts Corp., Inc.	15,704	416,350
Starzen Co., Ltd.	12,228	615,382
Sugi Holdings Co., Ltd.	32,845	1,809,930
Sumco Corp.	87,577	2,366,192
Sumitomo Bakelite Co., Ltd.	191,670	1,690,281
Sumitomo Dainippon Pharma Co., Ltd.	92,248	1,420,397
Sumitomo Mitsui Construction Co., Ltd.	131,660	776,104
Sumitomo Osaka Cement Co., Ltd.	440,009	2,041,183
Sumitomo Riko Co., Ltd.	77,993	804,745
Sundrug Co., Ltd.	48,040	2,226,304
Suruga Bank Ltd.	48,942	809,088
Sysmex Corp.	36,989	3,088,627
T-Gaia Corp.	37,233	1,072,972
Tachi-S Co., Ltd.	59,919	1,090,508
Tadano Ltd.	80,302	1,273,333
Taihei Dengyo Kaisha Ltd.	19,978	484,917
Taikisha Ltd.	31,213	1,080,849
Taisho Pharmaceutical Holdings Co., Ltd.	26,671	2,444,519
Taiyo Nippon Sanso Corp.	101,404	1,492,954
Taiyo Yuden Co., Ltd.	116,489	2,066,573
Takara Holdings, Inc.	112,789	1,393,148
Takara Standard Co., Ltd.	49,874	834,778
Takasago International Corp.	13,478	402,300
Takasago Thermal Engineering Co., Ltd.	45,170	833,510
Takuma Co., Ltd.	50,971	614,776
Tamron Co., Ltd.	32,269	749,682
The 77 Bank Ltd.	26,730	673,354
The Awa Bank Ltd.	71,096	459,071
The Bank of Kyoto Ltd.	17,309	968,415
The Chiba Bank Ltd.	341,233	2,839,744
The Chugoku Bank Ltd.	75,977	944,862
The Daishi Bank Ltd.	14,155	648,022
The Gunma Bank Ltd.	178,201	1,107,233
The Hachijuni Bank Ltd.	175,815	1,069,340
The Hiroshima Bank Ltd.	128,563	1,009,660
The Hokkoku Bank Ltd.	13,327	558,284
The Hyakugo Bank Ltd.	113,324	561,814
The Hyakujushi Bank Ltd.	101,948	344,906
The Iyo Bank Ltd.	125,516	1,002,199

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
The Japan Steel Works Ltd.	76,132	2,368,757
The Japan Wool Textile Co., Ltd.	71,129	735,254
The Juroku Bank Ltd.	19,793	536,445
The Keiyo Bank Ltd.	132,507	628,354
The Kiyo Bank Ltd.	57,911	958,445
The Musashino Bank Ltd.	19,477	657,113
The Nippon Road Co., Ltd.	12,122	655,489
The Nisshin Oillio Group Ltd.	44,609	1,218,224
The Ogaki Kyoritsu Bank Ltd.	20,474	534,179
The Okinawa Electric Power Co., Inc.	54,444	1,481,195
The San-In Godo Bank Ltd.	63,596	604,342
The Shiga Bank Ltd.	104,173	546,712
The Shizuoka Bank Ltd.	225,863	2,300,858
The Sumitomo Warehouse Co., Ltd.	125,794	882,992
THK Co., Ltd.	66,343	2,909,753
TIS, Inc.	88,290	3,284,863
TKC Corp.	17,861	784,207
Toa Corp.	24,052	520,013
Toagosei Co., Ltd.	126,923	1,490,413
Toda Corp.	166,507	1,281,123
Toei Co., Ltd.	4,611	491,759
Toho Co., Ltd.	52,473	1,708,858
Toho Holdings Co., Ltd.	110,776	2,627,563
Toho Zinc Co., Ltd.	17,506	935,141
Tokai Carbon Co., Ltd.	165,644	2,892,037
TOKAI Holdings Corp.	87,717	947,825
Tokai Rika Co., Ltd.	98,913	2,163,563
Tokai Tokyo Financial Holdings, Inc.	129,697	971,163
Token Corp.	7,386	837,548
Tokuyama Corp.	59,783	1,804,051
Tokyo Broadcasting System Holdings, Inc.	34,954	791,751
Tokyo Century Corp.	24,037	1,367,364
Tokyo Dome Corp.	67,639	623,112
Tokyo Ohka Kogyo Co., Ltd.	27,403	1,077,321
Tokyo Seimitsu Co., Ltd.	20,897	874,421
Tokyo Steel Manufacturing Co., Ltd.	93,670	762,844
Tokyo Tatemono Co., Ltd.	99,292	1,547,468
Tokyu Construction Co., Ltd.	43,146	485,218
Tomy Co., Ltd.	61,241	651,982
Topcon Corp.	40,160	904,028
Toppan Forms Co., Ltd.	87,525	995,786
Topre Corp.	20,774	629,810
Topy Industries Ltd.	28,047	860,821
Toshiba Machine Co., Ltd.	123,343	892,374
Toshiba Plant Systems & Services Corp.	33,346	675,951
Toshiba TEC Corp.	183,508	1,150,526
Totetsu Kogyo Co., Ltd.	19,345	617,307
Toyo Ink SC Holdings Co., Ltd.	254,662	1,608,567
Toyo Kohan Co., Ltd.	123,079	822,411
Toyo Tire & Rubber Co., Ltd.	105,704	1,984,210
Toyobo Co., Ltd.	114,488	2,260,683
Toyota Boshoku Corp.	104,435	2,248,135
TPR Co., Ltd.	19,160	548,557
Trancom Co., Ltd.	8,823	587,070
Transcosmos, Inc.	34,916	952,537
Trend Micro, Inc.	41,097	2,341,687
Trusco Nakayama Corp.	48,562	1,275,205
TS Tech Co., Ltd.	66,297	2,705,810
TSI Holdings Co., Ltd.	122,758	888,142
Tsubakimoto Chain Co.	115,366	987,106
Tsumura & Co.	44,117	1,484,279
Tsuruha Holdings, Inc.	20,723	3,014,113
TV Asahi Holdings Corp.	30,715	627,800
UACJ Corp.	34,599	848,236
UKC Holdings Corp.	73,892	1,630,811
Ulvac, Inc.	12,598	782,763
Unipres Corp.	75,507	1,859,635
United Arrows Ltd.	25,421	1,043,475

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
United Super Markets Holdings, Inc.	91,352	941,729
United Urban Investment Corp.	724	1,145,318
Ushio, Inc.	105,738	1,471,542
USS Co., Ltd.	81,946	1,698,745
Valor Holdings Co., Ltd.	83,879	2,303,224
Vital KSK Holdings, Inc.	133,041	1,286,709
VT Holdings Co., Ltd.	69,328	374,237
Wacoal Holdings Corp.	59,014	1,758,723
Wacom Co., Ltd.	144,919	770,058
Wakita & Co., Ltd.	46,676	566,910
Warabeya Nichiyo Holdings Co., Ltd.	33,867	812,199
Welcia Holdings Co., Ltd.	27,297	1,212,575
Xebio Holdings Co., Ltd.	71,096	1,449,837
Yahoo Japan Corp. (a)	457,410	2,126,192
Yakult Honsha Co., Ltd.	32,034	2,302,617
YAMABIKO Corp.	28,826	451,685
Yamaguchi Financial Group, Inc.	113,324	1,378,516
Yamato Kogyo Co., Ltd.	44,534	1,310,499
Yamazen Corp.	92,713	1,033,089
Yaoko Co., Ltd.	18,262	994,351
Yaskawa Electric Corp.	91,208	4,282,387
Yellow Hat Ltd.	21,232	636,731
Yodogawa Steel Works Ltd.	31,340	897,275
Yokohama Reito Co., Ltd.	73,140	757,413
Yorozu Corp.	46,128	855,943
Yoshinoya Holdings Co., Ltd. (a)	73,583	1,330,225
Yuasa Trading Co., Ltd.	32,352	1,133,935
Yurtec Corp.	73,251	582,136
Zensho Holdings Co., Ltd.	59,672	1,247,070
Zeon Corp.	151,809	2,296,235
		701,341,503

Luxembourg 0.5%
APERAM S.A.	47,547	2,483,163
Espirito Santo Financial Group S.A. *(b)	8,470	—
Eurofins Scientific SE	1,264	714,704
IWG plc	332,422	1,074,075
L'Occitane International S.A.	312,143	592,750
Samsonite International S.A.	556,526	2,425,151
Ternium S.A. ADR	61,002	2,109,449
		9,399,292

Netherlands 2.5%
Aalberts Industries N.V.	57,024	2,870,302
Accell Group	15,749	404,334
Altice N.V., A Shares *	122,638	1,179,552
Altice N.V., B Shares *	18,966	181,817
Arcadis N.V.	91,982	2,212,306
ASM International N.V.	22,690	1,630,544
ASR Nederland N.V.	29,500	1,329,090
BE Semiconductor Industries N.V.	10,485	1,039,667
Beter Bed Holding N.V. (a)	25,909	375,407
Brunel International N.V.	40,113	795,502
Corbion N.V.	55,528	1,728,336
Core Laboratories N.V.	12,800	1,317,888
Eurocommercial Properties N.V.	23,530	960,822
Euronext N.V.	16,147	1,128,449
ForFarmers N.V.	37,726	415,033
Fugro N.V. CVA *	155,932	2,269,829
GrandVision N.V.	13,393	310,361
HAL Trust (a)	11,956	2,268,981
IMCD Group N.V.	17,148	1,102,198
InterXion Holding N.V. *	11,701	658,766
Koninklijke BAM Groep N.V. (a)	339,178	1,501,653
Koninklijke Vopak N.V.	40,495	1,918,792
Nostrum Oil & Gas plc *	101,946	405,948

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
NSI N.V.	15,678	653,005
OCI N.V. *	38,241	905,995
Philips Lighting N.V.	50,321	1,998,338
PostNL N.V.	401,632	1,609,159
Refresco Group N.V.	32,393	788,187
SBM Offshore N.V.	101,406	1,729,045
Sligro Food Group N.V.	27,964	1,452,929
TKH Group N.V.	23,334	1,472,770
TomTom N.V. *	53,055	510,292
Vastned Retail N.V.	14,944	704,453
VEON Ltd. ADR	606,395	1,752,481
Wereldhave N.V.	16,209	599,801
Wessanen	19,364	379,766
Yandex N.V., Class A *	50,622	2,080,058
		44,641,856

New Zealand 1.0%
Air New Zealand Ltd.	726,176	1,725,541
Auckland International Airport Ltd.	189,969	884,973
Chorus Ltd.	509,603	1,376,547
EBOS Group Ltd.	54,900	703,815
Fisher & Paykel Healthcare Corp., Ltd.	107,297	1,069,435
Fonterra Co-operative Group Ltd.	161,030	697,824
Genesis Energy Ltd.	502,178	855,967
Infratil Ltd.	839,351	1,876,255
Kiwi Property Group Ltd.	552,159	530,400
Mainfreight Ltd.	48,524	846,372
Mercury NZ Ltd.	442,914	1,014,066
Meridian Energy Ltd.	721,826	1,459,749
SKY Network Television Ltd.	784,708	1,433,891
SKYCITY Entertainment Group Ltd.	476,104	1,341,078
Trade Me Group Ltd.	106,765	339,289
Z Energy Ltd.	282,582	1,428,664
		17,583,866

Norway 1.7%
Aker A.S.A., A Shares	21,196	1,210,685
Aker Solutions A.S.A. *	213,439	1,217,780
Atea A.S.A.	112,474	1,785,415
Austevoll Seafood A.S.A.	97,835	880,715
Bakkafrost P/F	15,658	794,107
Borregaard A.S.A.	60,053	567,249
BW LPG Ltd. *(a)	138,833	613,449
Fred. Olsen Energy A.S.A. *(a)	673,238	1,592,806
Gjensidige Forsikring A.S.A.	136,495	2,502,463
Kongsberg Automotive A.S.A. *	688,273	867,421
Kongsberg Gruppen A.S.A.	42,006	932,035
Leroy Seafood Group A.S.A.	146,627	879,900
Petroleum Geo-Services A.S.A. *	1,035,426	3,341,100
REC Silicon A.S.A. *(a)	8,808,332	1,617,130
Salmar A.S.A.	24,184	864,689
Schibsted A.S.A., B Shares	36,916	906,155
Schibsted A.S.A., Class A	30,921	821,335
SpareBank 1 Nord Norge	66,928	582,123
SpareBank 1 SMN	89,926	1,054,653
SpareBank 1 SR-Bank A.S.A.	54,536	643,056
Storebrand A.S.A.	167,219	1,471,390
TGS Nopec Geophysical Co. A.S.A.	97,300	2,392,067
Tomra Systems A.S.A.	53,342	946,847
Veidekke A.S.A.	81,904	917,994
XXL A.S.A.	50,971	582,278
		29,984,842

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Portugal 0.6%
Banco Comercial Portugues S.A. *	7,289,347	2,622,684
Banco Espirito Santo S.A. *(b)	45,383	—
CTT-Correios de Portugal S.A.	196,060	815,415
Mota-Engil, SGPS, S.A.	206,471	1,007,290
NOS, SGPS S.A.	158,257	970,882
REN - Redes Energeticas Nacionais, SGPS, S.A.	283,812	856,379
Semapa-Sociedade de Investimento e Gestao	36,727	861,838
Sonae, SGPS, S.A.	1,107,722	1,626,645
The Navigator Co. S.A.	243,994	1,325,454
		10,086,587

Singapore 1.9%
Ascendas Real Estate Investment Trust	706,450	1,415,196
Ascott Residence Trust	404,524	357,783
Asian Pay Television Trust	822,600	354,448
CapitaLand Commercial Trust	515,283	673,878
CapitaLand Mall Trust	886,626	1,353,883
China Aviation Oil Singapore Corp., Ltd. (a)	1,155,124	1,379,670
City Developments Ltd.	303,344	2,926,008
Fortune Real Estate Investment Trust	288,294	338,940
Genting Singapore plc	2,690,234	2,359,052
Kulicke & Soffa Industries, Inc. *	41,068	956,884
M1 Ltd.	425,420	562,789
Mapletree Greater China Commercial Trust	690,409	621,073
Mapletree Industrial Trust	401,258	594,524
Mapletree Logistics Trust	652,089	591,531
SATS Ltd.	336,610	1,323,182
Sembcorp Marine Ltd. (a)	1,078,001	1,727,605
Singapore Exchange Ltd.	252,224	1,439,537
Singapore Post Ltd. (a)	1,003,195	1,054,119
Singapore Technologies Engineering Ltd.	930,140	2,397,685
StarHub Ltd.	515,133	973,529
Suntec Real Estate Investment Trust	534,761	800,413
United Engineers Ltd.	443,426	864,829
UOL Group Ltd.	219,254	1,412,136
Venture Corp., Ltd.	218,442	4,550,978
Wing Tai Holdings Ltd.	417,116	693,695
Yangzijiang Shipbuilding Holdings Ltd.	1,968,476	2,246,966
Yanlord Land Group Ltd.	498,215	625,193
		34,595,526

Spain 1.7%
Acerinox S.A.	165,104	2,451,670
Almirall S.A. (a)	33,830	362,889
Applus Services S.A.	54,191	756,116
Bankia S.A.	395,677	1,895,604
Bankinter S.A.	262,075	2,898,495
Bolsas y Mercados Espanoles SHMSF S.A.	31,517	1,066,318
Cellnex Telecom SAU	26,377	680,732
Cia de Distribucion Integral Logista Holdings S.A.	17,474	400,669
Construcciones y Auxiliar de Ferrocarriles S.A.	14,296	690,470
Ebro Foods S.A.	58,356	1,469,030
EDP Renovaveis S.A.	84,778	741,892
Ence Energia y Celulosa S.A.	134,381	882,590
Fomento de Construcciones y Contratas S.A. *	60,264	739,420
Grupo Catalana Occidente S.A.	21,246	891,397
Indra Sistemas S.A. *	53,985	748,633
Mediaset Espana Comunicacion S.A.	101,874	1,183,115
Melia Hotels International S.A.	47,462	702,749
NH Hotel Group S.A.	97,887	744,384
Obrascon Huarte Lain S.A. *	407,459	2,306,380
Prosegur Cia de Seguridad S.A.	185,840	1,490,288
Sacyr S.A.	382,810	1,162,567
Sacyr S.A. Interim Shares *(b)	7,668	23,287

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Siemens Gamesa Renewable Energy S.A. (a)	100,318	1,600,988
Talgo S.A. (a)	87,864	536,888
Tecnicas Reunidas S.A. (a)	23,309	760,756
Vidrala S.A.	9,167	999,540
Viscofan S.A.	25,306	1,614,212
Zardoya Otis S.A.	66,020	696,912
		30,497,991

Sweden 2.2%
AAK AB	12,088	1,108,790
AddTech AB, B Shares	22,514	476,067
AF AB, B Shares	43,269	1,003,718
Axfood AB	81,284	1,502,461
Bergman & Beving Aktiebolag	38,998	378,896
Betsson AB *	123,829	1,024,348
Bilia AB, A Shares	100,746	1,035,366
BillerudKorsnas AB	112,434	1,675,213
Bonava AB, B Shares	48,571	700,529
Capio AB	175,688	917,085
Castellum AB	85,817	1,356,314
Clas Ohlson AB, B Shares	35,299	442,649
Com Hem Holding AB	47,584	787,371
Elekta AB, B Shares	138,652	1,270,468
Eltel AB *(a)	129,275	415,964
Fabege AB	37,834	821,932
Haldex AB *	30,264	312,666
Hemfosa Fastigheter AB	30,878	364,104
Hexpol AB	90,797	833,945
Holmen AB, B Shares	21,198	1,101,667
ICA Gruppen AB	43,823	1,568,224
Indutrade AB	38,471	1,025,212
Intrum Justitia AB (a)	35,325	1,101,681
Inwido AB	37,742	360,543
JM AB	64,274	1,407,969
Kindred Group plc	32,123	521,264
L E Lundbergfortagen AB, B Shares	23,923	1,794,478
Lindab International AB	48,835	400,794
Loomis AB, B Shares	39,294	1,433,184
Mekonomen AB	24,926	458,478
Modern Times Group MTG AB, B Shares	34,135	1,543,295
Momentum Group AB, Class B *	14,304	189,558
NCC AB, B Shares	91,131	1,744,418
Nibe Industrier AB, B Shares	114,313	1,085,529
Nobia AB	96,440	806,043
Nolato AB, B Shares	15,226	1,082,387
Peab AB	203,393	1,875,472
Ratos AB, B Shares	362,875	1,474,186
Saab AB, Class B	27,617	1,259,606
SAS AB *	145,035	372,850
Sweco AB, B Shares	18,202	395,653
Wihlborgs Fastigheter AB	22,731	525,374
		39,955,751

Switzerland 3.1%
Allreal Holding AG *	7,104	1,177,924
ALSO Holding AG *	3,361	475,850
Arbonia AG *	33,942	592,607
Autoneum Holding AG	2,157	688,834
Banque Cantonale Vaudoise	1,206	1,011,965
Barry Callebaut AG	808	1,596,250
Belimo Holding AG	158	695,498
Bell Food Group AG	1,083	454,378
BKW AG	8,610	495,618
Bucher Industries AG	4,318	1,826,714
Burckhardt Compression Holding AG (a)	2,116	729,925
Cembra Money Bank AG *	11,417	1,078,215

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Conzzeta AG	802	938,587
Daetwyler Holding AG	4,309	916,469
DKSH Holding AG	21,631	1,840,254
dormakaba Holding AG *	1,020	937,379
Dufry AG *	13,628	1,964,059
Emmi AG *	1,718	1,298,885
EMS-Chemie Holding AG	1,784	1,143,965
Flughafen Zuerich AG	5,803	1,382,822
Forbo Holding AG	574	932,928
GAM Holding AG *	141,465	2,562,701
Helvetia Holding AG	3,565	2,146,431
Huber & Suhner AG	8,835	512,309
Implenia AG	12,419	934,990
Inficon Holding AG *	1,014	602,467
Kudelski S.A. (a)	29,296	314,334
Logitech International S.A.	45,616	1,804,753
Metall Zug AG, B Shares	144	563,780
Mobimo Holding AG *	2,713	739,218
OC Oerlikon Corp. AG *	118,367	2,010,254
Oriflame Holding AG	23,869	1,128,127
Panalpina Welttransport Holding AG	9,668	1,525,315
Partners Group Holding AG	2,586	1,879,881
PSP Swiss Property AG	7,128	676,936
Rieter Holding AG *	2,113	504,410
Schmolz & Bickenbach AG *	1,150,239	881,195
Schweiter Technologies AG	537	659,140
SFS Group AG *	6,213	721,853
Sonova Holding AG	16,300	2,559,568
Straumann Holding AG	927	628,267
Sulzer AG	12,260	1,639,769
Sunrise Communications Group AG *	18,151	1,722,813
Tecan Group AG	1,795	376,265
Temenos Group AG *	5,984	702,212
Valiant Holding AG	6,648	808,973
Valora Holding AG	3,825	1,392,307
Vifor Pharma AG	17,312	2,440,039
Wizz Air Holdings plc *	26,695	1,333,338
Zehnder Group AG	15,206	706,358
		56,657,129

United Kingdom 11.0%
AA plc	623,451	682,923
Ashmore Group plc	218,591	1,243,295
ASOS plc *	4,723	484,946
Atlantica Yield plc	23,987	470,865
Auto Trader Group plc	83,416	419,512
AVEVA Group plc	29,400	1,169,084
Avon Products, Inc. *	1,115,726	2,934,359
B&M European Value Retail S.A.	210,284	1,196,336
BBA Aviation plc	537,969	2,555,799
BCA Marketplace plc	132,467	301,158
Beazley plc	200,540	1,436,834
Bodycote plc	139,642	1,775,906
Bovis Homes Group plc	88,259	1,277,489
Brewin Dolphin Holdings plc	110,672	525,479
Britvic plc	134,017	1,251,964
BTG plc *	48,845	441,832
Card Factory plc	220,258	599,378
Centamin plc	430,569	883,957
Chemring Group plc	332,692	882,878
Cineworld Group plc	229,327	748,869
Close Brothers Group plc	73,017	1,579,523
Coats Group plc	1,119,892	1,266,839
Computacenter plc	109,739	1,669,292
Conviviality plc	141,768	559,635
Costain Group plc	83,956	511,879
Countrywide plc *	367,107	429,946

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Cranswick plc	36,484	1,537,242
Crest Nicholson Holdings plc	126,330	828,892
Daily Mail & General Trust plc, A Shares	202,764	1,871,836
Dairy Crest Group plc	142,199	1,084,467
Dart Group plc	44,539	495,241
De La Rue plc	74,797	633,813
Dechra Pharmaceuticals plc	13,987	485,269
Derwent London plc	20,275	802,599
Dialog Semiconductor plc *	23,569	764,642
Diploma plc	49,055	740,792
Domino's Pizza Group plc	154,955	696,239
Dunelm Group plc	78,716	629,062
EI Group plc *	857,877	1,472,805
Electrocomponents plc	243,358	2,107,765
Elementis plc	355,067	1,427,571
EnQuest plc *	1,887,570	778,937
Essentra plc	215,517	1,329,149
esure Group plc	250,456	784,737
Evraz plc	459,875	2,706,273
Fenner plc	237,620	1,564,341
Ferrexpo plc	116,027	499,907
Fidessa Group plc	26,880	1,388,874
Galliford Try plc	82,432	1,042,655
Genus plc	24,934	749,633
Go-Ahead Group plc	50,425	1,063,710
Grafton Group plc	207,583	2,188,041
Grainger plc	188,852	710,373
Greencore Group plc	352,836	863,169
Greggs plc	93,343	1,536,922
Halfords Group plc	346,574	1,691,402
Halma plc	111,946	1,858,651
Hammerson plc	273,711	1,685,784
Hargreaves Lansdown plc	39,540	940,056
Hays plc	1,022,728	2,729,556
Headlam Group plc	82,141	623,611
Hill & Smith Holdings plc	36,733	614,943
HomeServe plc	123,477	1,224,957
Howden Joinery Group plc	291,497	1,783,680
Hunting plc *	167,029	1,400,408
IG Group Holdings plc	282,763	3,149,958
Indivior plc *	346,286	1,818,344
Intermediate Capital Group plc	190,446	2,776,257
International Personal Finance plc	556,961	1,452,706
Interserve plc *(a)	983,119	745,703
Intu Properties plc	575,221	1,602,574
J.D. Wetherspoon plc	64,397	1,125,090
James Fisher & Sons plc	20,932	450,499
Janus Henderson Group plc	101,471	3,585,985
Jardine Lloyd Thompson Group plc	41,844	762,196
JD Sports Fashion plc	117,285	619,418
John Laing Group plc	141,393	527,958
John Menzies plc	97,095	865,572
Jupiter Fund Management plc	245,051	1,729,411
KAZ Minerals plc *	177,787	2,100,321
KCOM Group plc	554,997	781,527
Keller Group plc	96,389	1,200,599
Kier Group plc	80,113	1,144,680
Ladbrokes Coral Group plc	1,100,510	2,495,135
Laird plc	548,120	875,309
Lancashire Holdings Ltd.	231,180	1,783,777
London Stock Exchange Group plc	52,595	2,919,014
Lookers plc	630,057	767,422
Marshalls plc	93,324	535,949
Marston's plc	680,764	973,635
McCarthy & Stone plc	189,425	357,569
Mears Group plc	87,795	468,148
Melrose Industries plc	710,179	2,233,963
Merlin Entertainments plc	267,170	1,251,609

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Micro Focus International plc	55,659	1,582,110
Mitchells & Butlers plc	340,319	1,146,951
Mitie Group plc	635,917	1,378,261
Moneysupermarket.com Group plc	234,054	840,090
Morgan Advanced Materials plc	292,027	1,360,009
Morgan Sindall Group plc	43,133	733,377
N Brown Group plc	222,162	583,132
National Express Group plc	489,323	2,354,356
NEX Group plc	246,770	2,286,582
Nomad Foods Ltd. *	49,597	812,895
Northgate plc	258,690	1,165,546
Ocado Group plc *(a)	93,912	715,823
Pagegroup plc	269,916	1,997,124
Paragon Banking Group plc	129,473	870,208
PayPoint plc	40,862	450,414
Pendragon plc	4,144,242	1,524,609
Petra Diamonds Ltd. *	289,456	245,478
Pets at Home Group plc	367,903	869,360
Playtech plc	88,296	951,614
Polypipe Group plc	67,325	362,150
Premier Foods plc *	1,067,791	575,997
Premier Oil plc *(a)	2,704,008	2,710,461
PZ Cussons plc	142,123	553,008
QinetiQ Group plc	523,829	1,480,326
Randgold Resources Ltd.	25,914	2,088,065
Rathbone Brothers plc	9,948	356,927
Redrow plc	55,863	453,358
Renewi plc	260,393	324,698
Renishaw plc	6,780	451,584
Rentokil Initial plc	592,535	2,364,366
Rightmove plc	9,644	568,327
Rotork plc	470,618	1,912,902
RPC Group plc	116,596	1,291,641
RPS Group plc	272,848	851,513
Saga plc	528,374	829,943
Savills plc	95,682	1,262,325
Schroders plc	40,335	1,916,803
Schroders plc, Non-Voting Shares	10,822	372,032
Segro plc	251,676	1,982,149
Senior plc	425,662	1,705,538
Serco Group plc *	730,796	916,304
Shaftesbury plc	43,263	573,746
SIG plc	1,346,077	2,689,305
Soco International plc	325,165	421,147
Spirax-Sarco Engineering plc	28,757	2,262,465
Spire Healthcare Group plc	215,595	682,639
Spirent Communications plc	617,220	875,950
Sports Direct International plc *	335,585	1,698,806
SSP Group plc	151,019	1,257,854
ST Modwen Properties plc	73,165	386,507
St. James's Place plc	127,013	2,020,432
Stagecoach Group plc	617,108	1,210,803
Stolt-Nielsen Ltd.	35,384	468,371
Superdry plc	15,187	358,243
Synthomer plc	147,045	959,137
TalkTalk Telecom Group plc (a)	612,187	865,433
Telecom Plus plc	42,321	728,900
The Restaurant Group plc	285,313	955,279
The Unite Group plc	43,351	454,853
Thomas Cook Group plc	1,155,978	1,954,323
TP ICAP plc	123,303	913,345
Tullow Oil plc *	1,154,513	2,891,977
Tyman plc	76,355	342,971
UBM plc	196,404	2,495,074
Ultra Electronics Holdings plc	38,307	839,223
Vedanta Resources plc	154,816	1,567,853
Vertu Motors plc	1,204,188	715,111
Vesuvius plc	213,967	1,740,880

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Victrex plc	42,044	1,501,555
WH Smith plc	73,807	2,062,375
		198,831,222
Total Common Stock
(Cost $1,508,737,167)		1,801,735,027

Preferred Stock 0.1% of net assets

Germany 0.1%
Sartorius AG	3,894	527,174
Schaeffler AG	61,271	998,009
		1,525,183

Sweden 0.0%
SAS AB	2,043	136,849
Total Preferred Stock
(Cost $1,475,108)		1,662,032

Other Investment Companies 3.0% of net assets

United States 3.0%
Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.30% (c)	3,511,385	3,511,385
Securities Lending Collateral 2.8%
Wells Fargo Government Money Market Fund, Select Class 1.29% (c)	51,313,323	51,313,323
Total Other Investment Companies
(Cost $54,824,708)		54,824,708

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI EAFE Index, e-mini, expires 03/16/18	82	8,349,650	(250,533)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $47,599,370.
(b)	Fair-valued by management in accordance with procedures approved by the fund's Board of Trustees.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2018

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.schwabfunds.com/schwabetfs_prospectus.
Security	Number of Shares	Value ($)
Common Stock 91.4% of net assets

Brazil 7.1%
Ambev S.A.	1,913,222	12,956,024
B3 SA - Brasil Bolsa Balcao	375,417	2,960,580
Banco Bradesco S.A.	443,178	5,024,162
Banco do Brasil S.A.	1,167,645	15,023,489
BRF S.A. *	431,505	3,974,030
CCR S.A.	423,795	1,656,697
Centrais Eletricas Brasileiras S.A. *	248,546	1,895,032
Cielo S.A.	308,210	2,294,913
Companhia de Saneamento Basico do Estado de Sao Paulo	253,478	2,937,575
Companhia Siderurgica Nacional S.A. *	945,103	2,952,765
Embraer S.A.	592,234	3,966,760
Gerdau S.A.	116,036	483,610
Itau Unibanco Holding S.A.	157,228	2,110,086
JBS S.A.	1,248,943	3,809,781
Petroleo Brasileiro S.A. *	4,358,326	31,056,636
Tim Participacoes S.A.	748,107	3,246,882
Ultrapar Participacoes S.A.	332,329	7,706,862
Vale S.A.	3,821,492	52,992,140
		157,048,024

Chile 0.7%
Cencosud S.A.	1,171,090	3,562,089
Empresas COPEC S.A.	309,414	5,001,032
Enel Americas S.A.	14,306,781	3,303,453
Latam Airlines Group S.A.	165,361	2,709,143
		14,575,717

China 18.7%
Agricultural Bank of China Ltd., H Shares	17,281,325	9,606,503
Alibaba Group Holding Ltd. ADR *	24,317	4,526,366
Anhui Conch Cement Co., Ltd., H Shares	598,168	3,206,669
Baidu, Inc. ADR *	21,183	5,345,318
Bank of China Ltd., H Shares	54,761,681	29,881,586
Bank of Communications Co., Ltd., H Shares	5,061,377	4,061,882
China CITIC Bank Corp., Ltd., H Shares	4,957,407	3,617,343
China Communications Construction Co., Ltd., H Shares	2,297,774	2,572,234
China Construction Bank Corp., H Shares	64,001,511	66,657,165
China Evergrande Group *	1,647,263	4,883,711
China Life Insurance Co., Ltd., H Shares	1,441,785	4,283,734
China Merchants Bank Co., Ltd., H Shares	1,427,437	6,028,752
China Minsheng Banking Corp., Ltd., H Shares	3,451,421	3,607,865
China Mobile Ltd.	3,633,070	34,077,587
China National Building Material Co., Ltd., H Shares (a)	6,324,636	6,279,941
China Overseas Land & Investment Ltd.	1,473,626	5,178,679
China Pacific Insurance (Group) Co., Ltd., H Shares	694,888	3,418,807
China Petroleum & Chemical Corp., H Shares	45,633,061	36,738,308
China Railway Construction Corp., Ltd., H Shares	1,554,900	1,669,094
China Railway Group Ltd., H Shares	2,331,245	1,695,115
China Resources Beer Holdings Co., Ltd.	1,280,287	4,940,982
China Resources Land Ltd.	1,039,756	3,713,747
China Resources Power Holdings Co., Ltd.	1,597,981	2,781,299
China Shenhua Energy Co., Ltd., H Shares	2,762,945	7,855,996
China Telecom Corp., Ltd., H Shares	14,990,293	6,608,885

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
China Unicom (Hong Kong) Ltd. *	5,781,976	7,492,267
CITIC Ltd.	2,185,336	3,178,041
CNOOC Ltd.	17,613,856	25,660,097
Dongfeng Motor Group Co., Ltd., H Shares	1,779,174	2,253,155
Haier Electronics Group Co., Ltd. *	805,508	2,763,842
Hengan International Group Co., Ltd.	208,483	2,038,126
Huaneng Power International, Inc., H Shares	4,402,543	2,734,254
Industrial & Commercial Bank of China Ltd., H Shares	46,176,711	39,890,428
JD.com, Inc. ADR *	70,070	3,303,801
Jiangxi Copper Co., Ltd., H Shares	1,810,195	2,863,815
Kingboard Chemical Holdings Ltd.	415,004	2,108,086
Kunlun Energy Co., Ltd.	2,235,806	2,102,863
Lenovo Group Ltd.	6,751,529	3,528,779
PetroChina Co., Ltd., H Shares	24,723,127	17,471,393
PICC Property & Casualty Co., Ltd., H Shares	1,897,367	3,763,068
Ping An Insurance Group Co. of China Ltd., H Shares	896,835	9,563,963
Postal Savings Bank of China Co., Ltd., Class H	2,754,129	1,706,967
Shimao Property Holdings Ltd.	1,039,462	2,592,910
Sinopharm Group Co., Ltd., H Shares	578,013	2,552,023
Tencent Holdings Ltd.	171,379	9,465,452
The People's Insurance Co. Group of China Ltd., H Shares	3,990,525	2,157,096
		412,427,994

Colombia 0.6%
Bancolombia S.A.	132,261	1,390,651
Ecopetrol S.A.	11,508,927	10,070,790
Grupo Argos S.A.	200,452	1,350,120
		12,811,561

Czech Republic 0.3%
CEZ A/S	223,053	5,406,774

Greece 0.8%
Alpha Bank AE *	1,694,763	4,053,424
Hellenic Telecommunications Organization S.A.	173,055	2,467,369
HOLDING Co. ADMIE IPTO S.A. *	396,894	934,259
National Bank of Greece S.A. *	11,642,762	4,333,871
Piraeus Bank S.A. *	782,871	3,466,029
Public Power Corp. S.A. *	487,532	1,675,635
		16,930,587

Hungary 0.4%
MOL Hungarian Oil & Gas plc	421,991	4,615,666
OTP Bank plc	111,115	4,963,284
		9,578,950

India 4.4%
Bharat Petroleum Corp., Ltd.	350,078	2,308,283
Bharti Airtel Ltd.	653,314	4,297,680
Coal India Ltd.	804,639	3,818,396
HCL Technologies Ltd.	139,789	2,017,669
Hero MotoCorp Ltd.	33,264	1,836,493
Hindalco Industries Ltd.	674,452	2,540,599
Housing Development Finance Corp., Ltd.	191,198	5,308,361
ICICI Bank Ltd. ADR	565,930	5,376,335
Indian Oil Corp., Ltd.	692,689	4,033,032
Infosys Ltd.	638,627	11,494,967
ITC Ltd.	548,653	2,232,216
Mahindra & Mahindra Ltd. GDR	192,122	2,113,342
NTPC Ltd.	1,040,256	2,606,778
Oil & Natural Gas Corp., Ltd.	2,211,854	6,393,186
Reliance Industries Ltd. GDR	681,491	19,865,463
State Bank of India	1,046,094	4,303,443

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Tata Consultancy Services Ltd.	112,989	5,263,960
Tata Motors Ltd. *	336,822	1,069,724
Tata Motors Ltd. ADR *	156,900	4,396,338
Tata Steel Ltd.	215,045	2,216,923
Tata Steel Ltd. *(b)	32,308	333,067
Vedanta Ltd.	619,490	3,135,665
		96,961,920

Indonesia 1.3%
Golden Agri-Resources Ltd.	8,308,650	2,261,114
PT Astra International Tbk	10,085,049	5,923,320
PT Bank Central Asia Tbk	1,869,557	3,151,397
PT Bank Mandiri (Persero) Tbk	5,646,405	3,408,747
PT Bank Rakyat Indonesia (Persero) Tbk	15,184,145	4,174,715
PT Perusahaan Gas Negara (Persero) Tbk	13,416,422	2,605,509
PT Telekomunikasi Indonesia (Persero) Tbk	18,382,922	5,348,343
PT United Tractors Tbk	922,509	2,388,720
		29,261,865

Malaysia 2.0%
Axiata Group Berhad	4,031,457	5,557,791
CIMB Group Holdings Berhad	1,710,253	3,139,321
DiGi.com Berhad	1,604,900	1,983,078
Genting Berhad	1,438,500	3,250,121
Malayan Banking Berhad	2,792,900	7,458,191
Maxis Berhad	1,470,700	2,219,003
Petronas Chemicals Group Berhad	1,492,300	3,082,131
Public Bank Berhad	897,200	5,268,215
Sime Darby Berhad	1,355,940	955,424
Sime Darby Plantation Berhad *	414,340	565,923
Sime Darby Property Berhad *	219,540	79,028
Telekom Malaysia Berhad	1,429,800	2,153,643
Tenaga Nasional Berhad	2,093,200	8,389,900
		44,101,769

Mexico 3.2%
Alfa S.A.B. de C.V., A Shares	2,773,501	3,291,392
America Movil S.A.B. de C.V., Series L	31,456,739	28,910,789
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand, B Shares	1,101,534	1,553,602
Cemex S.A.B. de C.V., Series CPO *	7,904,773	5,216,220
Coca-Cola Femsa S.A.B. de C.V., Series L	278,267	1,873,107
Fomento Economico Mexicano S.A.B. de C.V.	791,122	7,317,889
Grupo Bimbo S.A.B. de C.V., Series A	977,414	2,285,140
Grupo Financiero Banorte S.A.B. de C.V., O Shares	742,143	4,451,206
Grupo Mexico S.A.B. de C.V., Series B	1,617,456	5,516,685
Grupo Televisa S.A.B., Series CPO	929,121	3,176,848
Wal-Mart de Mexico S.A.B. de C.V.	2,729,340	6,365,133
		69,958,011

Peru 0.2%
Credicorp Ltd.	14,635	3,167,746

Philippines 0.1%
PLDT, Inc.	90,280	2,634,900

Poland 1.7%
Bank Pekao S.A.	73,343	2,834,838
KGHM Polska Miedz S.A.	201,495	6,174,064
Orange Polska S.A. *	1,951,547	3,246,171
PGE S.A. *	1,268,870	3,754,678
Polski Koncern Naftowy Orlen S.A.	295,070	8,311,128
Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,267,372	2,241,271

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Powszechna Kasa Oszczednosci Bank Polski S.A. *	372,727	4,684,716
Powszechny Zaklad Ubezpieczen S.A.	341,048	4,252,712
Tauron Polska Energia S.A. *	2,825,949	2,102,917
		37,602,495

Republic of Korea 17.0%
CJ Corp.	13,480	2,072,601
Daelim Industrial Co., Ltd.	27,205	1,864,079
DB Insurance Co., Ltd.	28,963	1,858,831
E-MART, Inc.	17,378	4,878,486
GS Holdings Corp.	38,793	2,367,917
Hana Financial Group, Inc.	120,085	5,450,344
Hankook Tire Co., Ltd.	49,544	2,699,322
Hyosung Corp.	15,123	1,745,660
Hyundai Engineering & Construction Co., Ltd. *	74,910	2,663,251
Hyundai Glovis Co., Ltd.	17,948	2,361,797
Hyundai Heavy Industries Co., Ltd. *	35,018	4,236,179
Hyundai Marine & Fire Insurance Co., Ltd.	48,780	1,860,388
Hyundai Mobis Co., Ltd.	54,535	11,482,113
Hyundai Motor Co.	146,335	21,823,901
Hyundai Steel Co.	89,023	4,406,347
Hyundai Wia Corp.	26,502	1,421,891
Industrial Bank of Korea	195,729	3,108,818
KB Financial Group, Inc.	160,128	9,463,655
Kia Motors Corp.	445,314	14,125,530
Korea Electric Power Corp.	301,112	9,203,811
Korea Gas Corp. *	57,273	2,427,584
Korea Zinc Co., Ltd. *	4,433	2,095,942
Korean Air Lines Co., Ltd.	67,107	2,023,311
KT&G Corp.	47,386	4,367,091
LG Chem Ltd.	30,652	10,840,997
LG Corp.	50,437	4,014,839
LG Display Co., Ltd.	375,201	10,342,368
LG Electronics, Inc.	141,864	13,087,278
LG Uplus Corp.	207,675	2,406,798
Lotte Chemical Corp.	10,251	4,345,008
Lotte Shopping Co., Ltd.	9,594	1,829,496
NAVER Corp.	2,431	1,802,653
POSCO	87,835	29,321,593
S-Oil Corp.	42,662	4,865,414
Samsung Electro-Mechanics Co., Ltd.	41,684	3,564,446
Samsung Electronics Co., Ltd.	48,226	104,788,788
Samsung Fire & Marine Insurance Co., Ltd.	15,617	4,167,802
Samsung Heavy Industries Co., Ltd. *	250,525	1,978,012
Samsung Life Insurance Co., Ltd.	30,652	3,439,115
Samsung SDI Co., Ltd.	18,023	2,846,000
Samsung SDS Co., Ltd.	13,444	2,954,725
Shinhan Financial Group Co., Ltd.	221,687	9,703,540
SK Hynix, Inc.	220,421	15,632,406
SK Innovation Co., Ltd.	88,647	16,822,383
SK Networks Co., Ltd.	483,460	2,669,767
Woori Bank	184,044	2,821,249
		374,253,526

Russia 12.0%
Bashneft PJSC	32,938	1,313,483
Gazprom PJSC	36,548,470	92,939,799
LUKOIL PJSC	954,415	64,023,238
Magnit PJSC	35,421	3,008,717
MMC Norilsk Nickel PJSC	48,812	9,675,263
Mobile TeleSystems PJSC	1,433,570	7,832,784
NOVATEK PJSC	772,316	9,740,119
Rosneft Oil Co. PJSC	996,901	5,852,405
Rostelecom PJSC	2,683,181	3,250,939
Sberbank of Russia PJSC	4,268,240	20,652,225
Severstal PJSC	122,069	1,991,353

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Sistema PJSC	19,480,705	4,183,520
Surgutneftegas OJSC	48,242,144	24,606,291
Tatneft PJSC	1,403,885	14,812,517
VTB Bank PJSC	999,550,000	936,578
		264,819,231

South Africa 6.2%
AngloGold Ashanti Ltd.	375,088	3,437,638
Barclays Africa Group Ltd.	273,100	4,592,638
Barloworld Ltd.	285,661	4,308,481
Bid Corp., Ltd.	139,328	3,185,584
FirstRand Ltd.	1,394,807	8,732,499
Gold Fields Ltd.	1,093,474	4,243,740
Impala Platinum Holdings Ltd. *	1,012,187	2,581,114
Imperial Holdings Ltd.	262,404	5,572,313
MMI Holdings Ltd.	948,316	1,753,827
MTN Group Ltd.	2,215,674	24,120,649
Naspers Ltd., N Shares	18,104	5,016,896
Nedbank Group Ltd.	134,031	3,265,230
Remgro Ltd.	114,674	2,346,184
Sanlam Ltd.	605,967	4,684,485
Sappi Ltd.	285,708	1,854,091
Sasol Ltd.	684,437	24,165,127
Shoprite Holdings Ltd.	220,828	4,863,408
Standard Bank Group Ltd.	745,466	13,755,794
Steinhoff International Holdings N.V.	1,418,816	697,163
Telkom S.A. SOC Ltd.	428,305	1,877,775
The Bidvest Group Ltd.	177,028	3,376,111
Tiger Brands Ltd.	71,386	2,579,844
Vodacom Group Ltd.	164,703	2,270,923
Woolworths Holdings Ltd.	435,838	2,412,963
		135,694,477

Taiwan 11.3%
Acer, Inc. *	5,353,470	4,510,810
Advanced Semiconductor Engineering, Inc.	3,625,910	4,936,717
Asustek Computer, Inc.	816,176	7,743,685
AU Optronics Corp.	15,102,371	6,776,423
Catcher Technology Co., Ltd.	214,000	2,594,783
Cathay Financial Holding Co., Ltd.	2,148,840	4,011,296
Cheng Shin Rubber Industry Co., Ltd.	1,044,000	1,795,099
China Steel Corp.	7,162,088	5,912,086
Chunghwa Telecom Co., Ltd.	2,116,764	7,939,088
Compal Electronics, Inc.	8,804,000	6,061,222
CTBC Financial Holding Co., Ltd.	5,905,809	4,318,783
Delta Electronics, Inc.	811,696	3,864,491
Far Eastern New Century Corp.	3,907,061	3,472,735
Far EasTone Telecommunications Co., Ltd.	768,588	1,948,092
Formosa Chemicals & Fibre Corp.	1,787,882	6,644,353
Formosa Petrochemical Corp.	806,704	3,232,840
Formosa Plastics Corp.	1,672,704	5,929,848
Foxconn Technology Co., Ltd.	587,858	1,598,737
Fubon Financial Holding Co., Ltd.	2,151,116	3,846,081
Hon Hai Precision Industry Co., Ltd.	12,165,911	36,711,711
Hotai Motor Co., Ltd.	168,200	1,875,258
HTC Corp. *	1,696,822	3,545,277
Innolux Corp.	19,965,000	8,889,897
Inventec Corp.	3,937,646	3,149,254
Lite-On Technology Corp.	1,980,229	2,848,714
MediaTek, Inc.	735,046	7,578,183
Mega Financial Holding Co., Ltd.	3,915,548	3,346,164
Nan Ya Plastics Corp.	2,258,588	6,235,283
Pegatron Corp.	2,242,234	5,760,050
Pou Chen Corp.	1,840,000	2,316,110
Quanta Computer, Inc.	2,660,058	5,430,270
Siliconware Precision Industries Co., Ltd.	1,122,000	1,956,116

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Synnex Technology International Corp.	2,135,178	2,830,278
Taiwan Cement Corp.	2,525,000	3,199,979
Taiwan Mobile Co., Ltd.	574,000	2,113,511
Taiwan Semiconductor Manufacturing Co., Ltd.	5,259,352	44,315,069
Uni-President Enterprises Corp.	2,127,796	5,028,786
United Microelectronics Corp.	11,689,931	5,665,686
Walsin Lihwa Corp.	4,335,000	2,516,766
Wistron Corp.	4,993,000	4,189,978
WPG Holdings Ltd.	2,309,000	2,965,782
		249,605,291

Thailand 1.9%
Advanced Info Service PCL NVDR	584,600	3,687,506
Kasikornbank PCL NVDR	424,200	3,135,215
PTT Exploration & Production PCL NVDR	1,350,200	4,968,082
PTT Global Chemical PCL NVDR	1,731,000	5,473,136
PTT PCL NVDR	897,900	16,247,442
Thai Oil PCL NVDR	866,600	2,843,574
The Siam Cement PCL NVDR	125,500	1,959,064
The Siam Commercial Bank PCL NVDR	634,600	3,012,278
		41,326,297

Turkey 1.4%
Akbank T.A.S.	1,289,892	3,602,189
Eregli Demir ve Celik Fabrikalari T.A.S.	920,780	2,747,983
Haci Omer Sabanci Holding A/S	834,043	2,353,275
KOC Holding A/S	623,288	2,945,777
Tupras-Turkiye Petrol Rafinerileri A/S	120,624	3,704,487
Turk Hava Yollari Anonim Ortakligi *	887,471	4,446,156
Turkcell Iletisim Hizmetleri A/S	684,760	2,759,584
Turkiye Garanti Bankasi A/S	1,340,344	4,130,419
Turkiye Halk Bankasi A/S	756,996	1,915,137
Turkiye Is Bankasi A/S, C Shares	1,178,259	2,352,525
		30,957,532

United Arab Emirates 0.1%
Emirates Telecommunications Group Co. PJSC	467,407	2,188,813
Total Common Stock
(Cost $1,644,699,314)		2,011,313,480

Preferred Stock 8.2% of net assets

Brazil 5.6%
Banco Bradesco S.A.	1,680,727	20,057,495
Centrais Eletricas Brasileiras S.A., B Shares	197,859	1,699,197
Cia Brasileira de Distribuicao	162,404	3,423,794
Companhia Energetica de Minas Gerais	2,223,095	5,618,041
Companhia Paranaense de Energia - Copel, B Shares	229,962	1,794,394
Gerdau S.A.	1,683,785	8,613,930
Itau Unibanco Holding S.A.	2,005,631	31,102,329
Itausa - Investimentos Itau S.A.	890,871	3,597,761
Metalurgica Gerdau S.A.	2,312,709	5,609,587
Petroleo Brasileiro S.A. *	5,456,924	36,046,353
Telefonica Brasil S.A.	346,214	5,397,688
		122,960,569

Colombia 0.2%
Bancolombia S.A.	248,258	2,612,026
Grupo Argos S.A.	86,548	499,054
		3,111,080

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings as of February 28, 2018 (continued)

Security	Number of Shares	Value ($)
Republic of Korea 0.9%
Hyundai Motor Co., Ltd.	22,594	1,873,618
Hyundai Motor Co., Ltd. 2nd	38,217	3,447,965
LG Chem Ltd.	5,205	1,031,002
Samsung Electronics Co., Ltd.	7,387	13,608,888
		19,961,473

Russia 1.5%
AK Transneft OAO	7,873	25,871,575
Sberbank of Russia PJSC	358,969	1,447,417
Surgutneftegas OAO	11,533,497	6,043,576
		33,362,568
Total Preferred Stock
(Cost $120,691,949)		179,395,690

Rights 0.0% of net assets

Brazil 0.0%
Itausa - Investimentos Itau S.A. expires 03/29/18 *	20,728	34,454
Total Rights
(Cost $—)		34,454

Other Investment Companies 0.3% of net assets

United States 0.3%
Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.30% (c)	5,612,623	5,612,623
Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 1.29% (c)	1,592,745	1,592,745
Total Other Investment Companies
(Cost $7,205,368)		7,205,368

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Depreciation ($)
Futures Contracts
Long
MSCI Emerging Markets Index, e-mini, expires 03/16/18	165	9,759,750	(346,661)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,506,180.
(b)	Fair-valued by management in accordance with procedures approved by the fund's Board of Trustees.
(c)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

Schwab Fundamental Index ETFs  |  Annual Report
See financial notes

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the condensed portfolio holdings, of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF (six of the funds constituting Schwab Strategic Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the four years in the period ended February 28, 2018 and for the period August 14, 2013 (commencement of operations) through February 28, 2014 (included in Item 1 of this Form N-CSR) and the portfolio holdings (included in Item 6 of this Form N-CSR) as of February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the four years in the period ended February 28, 2018 and for the period August 14, 2013 (commencement of operations) through February 28, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004
T: (415) 498 5000, F: (415) 498 7100, www.pwc.com/us

Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

San Francisco, California

April 16, 2018

We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 1989.

2 of 2

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	April 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	April 16, 2018

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	April 16, 2018